UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934

Check the appropriate box:

☐  Preliminary Information Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒  Definitive Information Statement

BROADPOINT SECURITIES GROUP, INC.
(Name of Registrant As Specified in Charter)

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(1)	Title of each class of securities to which transaction applies:

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☐
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12 East 49th Street, 31st Floor
New York, New York 10117

Dear Shareholder:

On March 2, 2009, we entered into an Agreement and Plan of Merger among Broadpoint Securities Group, Inc., a New York corporation (the “Company” or “we”), Magnolia Advisory LLC (our wholly-owned subsidiary), Gleacher Partners Inc., certain stockholders of Gleacher Partners Inc., and each of the holders of interests in Gleacher Holdings LLC (the “Merger Agreement”).  Pursuant to the Merger Agreement, we will acquire Gleacher Partners Inc., an internationally recognized financial advisory boutique best known for advising major companies in mergers and acquisitions, for 23,000,000 shares of common stock and $20 million in cash (of which $10 million is to be paid at the closing of the transaction and $10 million is to be paid five years after closing, subject to acceleration under certain circumstances).  The number of shares of our common stock to be issued in the transaction, together with the shares currently outstanding and shares issued pursuant to outstanding warrants and employee arrangements, exceeds the number of shares currently authorized under the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”).  Accordingly, if the acquisition is completed, we will amend the Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 shares to 200,000,000 shares.  In addition, the issuance of the common stock in the transaction requires shareholder approval under NASD Marketplace Rule 4350(i)(1)(C)(ii)(a) because we are issuing more than 20% of our currently outstanding common stock.  In connection with the acquisition, we also intend to amend our Certificate of Incorporation to change the name of the Company to “Broadpoint Gleacher Securities Group, Inc.”  These actions were approved on March 2, 2009 by the Board of Directors of the Company and, to the extent shareholder approval was required for any action, on the same day by MatlinPatterson FA Acquisition LLC, the shareholder that holds a majority of our issued and outstanding common stock, by written consent in lieu of a special meeting in accordance with our Certificate of Incorporation and the New York Business Corporation Law.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you.  The accompanying information statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.  This information statement is being mailed to you on or about May 14, 2009.

Please feel free to call us at (212) 273-7178 if you have any questions regarding the enclosed Information Statement.  We thank you for your continued interest in Broadpoint Securities Group, Inc.

Sincerely yours,

Lee Fensterstock
Chairman of the Board and Chief Executive Officer

12 East 49th Street, 31st Floor
New York, New York 10117
Telephone (212) 273-7178

INFORMATION STATEMENT REGARDING
ACTION TO BE TAKEN BY WRITTEN CONSENT OF
THE MAJORITY SHAREHOLDER
IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the shareholders of Broadpoint Securities Group, Inc., a New York corporation (the “Company” or “we”), in connection with (i) the adoption of an amendment to our Certificate of Incorporation and (ii) the issuance of 23,000,000 shares of our common stock (the “Stock Issuance”) pursuant to the Merger Agreement, both actions having been approved by our Board of Directors and by the written consent of the holder of a majority of our issued and outstanding common stock in lieu of a special meeting.

On March 2, 2009, our Board of Directors approved an amendment to our Certificate of Incorporation (a) to change the name of the Company from “Broadpoint Securities Group, Inc.”, to “Broadpoint Gleacher Securities Group, Inc.” and (b) to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares (the “Amendment”).  The Amendment will become effective on the date of filing of the Certificate of Amendment with the New York Secretary of State (the “Effective Date”) in accordance with the relevant sections of the New York Business Corporation Law.  We expect to file the Certificate of Amendment on the date that the acquisition of Gleacher Partners Inc. is completed.  The acquisition is subject to regulatory approvals and other customary conditions.  We currently expect the closing will occur before June 30, 2009.  Although we expect the transactions contemplated by the Merger Agreement to close, there can be no assurances at this time that such transactions will be consummated.

As of April 3, 2009, there were 81,556,246 shares of our common stock issued and outstanding, 25,057,828 shares of our common stock reserved for issuance pursuant to outstanding warrants and employment agreements and 1,000,000 of our Series B Mandatory Redeemable Preferred Stock are issued and outstanding.  MatlinPatterson FA Acquisition LLC, a shareholder that owned approximately 54% of our outstanding common stock on March 2, 2009, executed a written consent on March 2, 2009 approving the Amendment and the Stock Issuance.

The approval of these actions by written consent is made possible by Section 615 of the New York Business Corporation Law, which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting, and Article Tenth of our Amended and Restated Certificate of Incorporation.

Pursuant to Section 615 of the New York Business Corporation Law, we are required to provide notice of the taking of the corporate actions described above without a meeting of shareholders to all shareholders who did not consent in writing to such action.  This Information Statement serves as this notice.  This Information Statement will be mailed on or about May 14, 2009 to shareholders of record, and is being delivered to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

No Dissenter’s Rights

No dissenter’s rights are afforded to our shareholders under New York law as a result of the adoption of the Amendment or as a result of the Stock Issuance.

TABLE OF CONTENTS

SUMMARY	1
Amendment to Certificate of Incorporation	1
Stock Issuance	1
Terms of the Merger Agreement	1
Registration under Securities Act	2
Accounting Treatment	3

THE AMENDMENT	4
Effects of the Amendment	4

THE STOCK ISSUANCE	5

BACKGROUND OF THE TRANSACTION	6

THE MERGER AGREEMENT AND RELATED AGREEMENTS	8
The Merger Agreement	8
The Parties	8
The Transaction	8
The Interests Purchase Consideration and the Merger Consideration	10
The Purchase Price Adjustment	10
The Closing	11
Representations and Warranties	11
Covenants	15
Appointment of Eric Gleacher to the Company Board as Chairman of the Board	16
Conditions to Closing	16
Termination and Amendment	18
Indemnification	18
The MatlinPatterson FA Acquisition LLC Consent	21
Employment Arrangements with Eric Gleacher	21
The Registration Rights Agreement	22
The Trade Name and Trademark Agreement	23

RISKS RELATED TO THE TRANSACTION	24

SPECIAL FACTORS	26
Reasons for Engaging in the Transaction	26
Interests of Certain Persons in the Transaction	26
General Changes Resulting From the Transaction	27
Regulatory Approvals	28
Accounting Treatment

BROADPOINT SECURITIES GROUP, INC.	29
Description of Business	29

MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS	30

OUR PRINCIPAL SHAREHOLDERS	31
Stock Ownership of Principal Owners and Management Before Consummation of the Transaction	31
Stock Ownership of Principal Owners and Management Following the Consummation of the Transaction	32

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	35

GLEACHER PARTNERS INC.	42
Description of Business	42

GLEACHER MANAGEMENT’S DISCUSSION AND ANALYSIS OF THE FINANCIAL CONDITION AND RESULTS OF OPERATION OF GLEACHER	43

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION	45

DIRECTORS AND EXECUTIVE OFFICERS	51
Appointment of Eric Gleacher to the Company Board as Chairman of the Board	51
Additional Information on Mr. Gleacher	51
Employment Agreement with Mr. Gleacher	51
Compensation Discussion & Analysis	51
The Company’s Board of Directors and Committees of the Board	56
Shareholder Communications	58

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO OUR SHAREHOLDERS	59

INCORPORATION BY REFERENCE	60

FORWARD-LOOKING STATEMENTS	61

SHAREHOLDERS SHARING AN ADDRESS	62

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION	63

INDEX TO FINANCIAL STATEMENTS OF GLEACHER PARTNERS INC. AND SUBSIDIARIES	F-1

Annex A – Agreement and Plan of Merger.
Annex B – Proposed Certificate of Amendment to the Certificate of Incorporation of Broadpoint Securities Group, Inc.
Annex C – Annual Report on Form 10-K for the Year Ended December 31, 2008 for Broadpoint Securities Group, Inc.

ii

SUMMARY

Amendment to Certificate of Incorporation

As of April 3, 2009, we had 81,556,246 shares of our common stock outstanding, 25,057,828 shares of our common stock reserved for issuance pursuant to outstanding warrants and employee arrangements, and 1,000,000 of our Series B Mandatory Redeemable Preferred Stock issued and outstanding.  We do not have a sufficient number of shares of common stock authorized to effect the Stock Issuance pursuant to the terms of the Merger Agreement.  Therefore, we intend to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 200,000,000, which will allow us to effect the Stock Issuance.

We also intend to amend our Certificate of Incorporation to change the name of the Company from “Broadpoint Securities Group, Inc.” to “Broadpoint Gleacher Securities Group, Inc.”

MatlinPatterson FA Acquisition LLC, a shareholder that owned approximately 54% of our outstanding common stock on March 2, 2009, executed a written consent approving the Amendment on March 2, 2009.

Stock Issuance

Our common stock is listed on the NASDAQ Stock Market under the Symbol “BPSG” and we are subject to the NASD Marketplace rules.  Under NASD Marketplace Rule 4350(i)(1)(C)(ii)(a), shareholder approval is required for issuances of securities in an amount that is 20% or more of the Company’s outstanding common stock before the issuance (the “NASD Rule”).  The shares of common stock to be issued pursuant to the Stock Issuance constitute more than 20% of our outstanding common stock before the Stock Issuance. As a result, in order to comply with the NASD Rule, we were required to obtain shareholder approval prior to the Stock Issuance.

MatlinPatterson FA Acquisition LLC, a shareholder that owned approximately 54% of our outstanding common stock on March 2, 2009, executed a written consent approving the Stock Issuance on March 2, 2009.

Terms of the Merger Agreement

On March 2, 2009, the Company and Magnolia Advisory LLC (“Merger Sub”), a wholly-owned subsidiary of the Company that was formed to facilitate the transactions contemplated by the Merger Agreement, entered into an Agreement and Plan of Merger (the “Merger Agreement”), among the Company, Merger Sub, Gleacher Partners Inc. (“Gleacher”), certain stockholders of Gleacher (the “Signing Stockholders”) and each of the holders of interests in Gleacher Holdings LLC, a Gleacher subsidiary owned 90.85% by Gleacher, other than Gleacher (the “Holders”, and together with the Signing Stockholders, the “Selling Parties”).  Under the terms of the Merger Agreement:

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•
following the consummation of the transactions contemplated by the Merger Agreement, Merger Sub (which will be the successor to Gleacher under the terms of the Merger Agreement) and Gleacher Holdings LLC will become wholly-owned subsidiaries of the Company;

•	the Company will issue 23,000,000 shares of common stock of the Company to the stockholders of Gleacher and the Holders;

•	the stock consideration will be subject to a five year lock-up period, subject to acceleration under certain circumstances;

•	at the closing of the transactions contemplated by the Merger Agreement, the Company will pay to the stockholders of Gleacher and the Holders $10,000,000 in cash;

•	the Company will pay an additional $10,000,000 in cash after five years, subject to acceleration under certain circumstances;

•	the cash consideration is subject to adjustment as provided in the Merger Agreement;

•	the Company will appoint Eric Gleacher as a director and Chairman of its Board of Directors;

•	the Company will change its name to Broadpoint Gleacher Securities Group, Inc.;

•	the Company will enter into a Registration Rights Agreement with Mr. Gleacher; and

•	the Company will enter into a Trade Name and Trademark Agreement with Mr. Gleacher and certain other parties related to Mr. Gleacher.

Concurrently with the execution of the Merger Agreement, the Company and its wholly-owned subsidiary Broadpoint Capital, Inc. (“Broadpoint Capital”), entered into an employment agreement and non-competition and non-solicitation agreement with Mr. Gleacher, Chairman of Gleacher.  Mr. Gleacher’s employment agreement has a duration of three years, commencing on the closing date of the Transaction (as defined below).  Pursuant to his employment agreement, Mr. Gleacher will be appointed as Chairman of the Board of Directors of the Company and as a senior member of the Investment Banking Division of the Company.

Registration under Securities Act

The Stock Issuance is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and, as such, the Company’s shares of common stock issued in the Transaction may not be offered or sold unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available.  Subject to the transfer restrictions described above, Mr. Gleacher will have the right to have his shares registered in registration statements that we file, and the right to require us to file a shelf registration for his shares three years after the closing.

2

Accounting Treatment

The Transaction will be accounted for by us under the purchase method of accounting. Under the purchase method, the purchase price for Gleacher will be allocated to identifiable assets (including intangible assets) and liabilities of Gleacher with any excess being treated as goodwill. Since intangible assets are amortized over their useful lives, we will incur accounting charges from the Transaction. In addition, intangible assets and goodwill are both subject to periodic impairment tests and could result in potential write-down charges in future periods.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. The pro-forma financial information included herein contains an initial estimate of this allocation and the final estimate will be made once the study to determine the fair value of certain of Gleacher’s assets and liabilities is completed. For financial reporting purposes, the results of operations of Gleacher will be included in our consolidated statement of income following the time that the Transaction is effective under applicable law. Our financial statements for prior periods will not be restated as a result of the Transaction.

3

THE AMENDMENT

The Amendment will change the name of the Company from “Broadpoint Securities Group, Inc.” to “Broadpoint Gleacher Securities Group, Inc.”  The Amendment will also increase the number of shares of our common stock, par value $0.01 per share, that we may issue from 100,000,000 to 200,000,000 shares.  A copy of the proposed Certificate of Amendment to our Certificate of Incorporation is attached to this Information Statement as Annex B.

Effects of the Amendment

The Company’s name will change from “Broadpoint Securities Group, Inc.” to “Broadpoint Gleacher Securities Group, Inc.”

We currently have 100,000,000 shares of common stock, par value $0.01 per share, authorized for issuance, of which 81,556,246 shares were issued and outstanding and 25,057,828 shares reserved for issuance pursuant to outstanding warrants and employee arrangements, as of April 3, 2009.  After amending our Certificate of Incorporation, we will have 200,000,000 shares of common stock authorized for issuance.

The increase in the number of authorized shares of our common stock does not affect the number of shares of stock presently outstanding, nor does it affect the number of shares that you own.  However, our issuance of additional shares in the Transaction will dilute your percentage ownership of the Company, and any issuance of additional shares subsequent to the consummation of the transactions contemplated by the Merger Agreement may further dilute your percentage ownership of the Company.  We do not intend to solicit authorization from our shareholders for the future issuance of the newly authorized shares unless we are required to obtain such authorization by law or by the rules of any securities exchange on which our shares are listed.

MatlinPatterson FA Acquisition LLC, a shareholder that owned approximately 54% of our outstanding common stock on March 2, 2009, executed a written consent approving the Amendment on March 2, 2009.  The Amendment will become effective at the time of the closing of the transactions contemplated by the Merger Agreement.  However, we do not intend to file the Certificate of Amendment that effects the Amendment if the transactions contemplated by the Merger Agreement are not consummated.  Although we expect the transactions contemplated by the Merger Agreement to be consummated, there can be no assurances at this time that the transactions contemplated by the Merger Agreement will be consummated.

4

THE STOCK ISSUANCE

The Stock Issuance is being effected in connection with, and as part of the consideration for, the transactions contemplated by the Merger Agreement. The Stock Issuance was agreed upon between the Company and the Selling Parties in connection with the negotiation of the Merger Agreement.  Following the Stock Issuance, holders of our outstanding common stock prior to the Stock Issuance will own approximately 78.0% of our outstanding common stock (assuming we do not issue additional shares before the Stock Issuance).

Our common stock is listed on the NASDAQ Stock Market under the symbol “BPSG” and we are subject to the NASD Marketplace rules.  Under the NASD Rule, shareholder approval is required for issuances of securities in an amount that is 20% or more of the Company’s outstanding common stock before the issuance.  The shares of common stock to be issued pursuant to the Stock Issuance constitute more than 20% of our outstanding common stock before the Stock Issuance.  As a result, in order to comply with the NASD Rule, we were required to obtain shareholder approval prior to the Stock Issuance.

MatlinPatterson FA Acquisition LLC, a shareholder that owned approximately 54% of our outstanding common stock on March 2, 2009, executed a written consent approving the Stock Issuance on March 2, 2009.

The Stock Issuance is intended to be exempt from registration under the Securities Act, pursuant to Section 4(2) thereof.  As such, the Company’s shares of common stock issued in the Transaction may not be offered or sold unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available.  No registration statement covering these securities has been filed with the United States Securities and Exchange Commission or with any state securities commission in respect of the Transaction.  However, at the closing of the Transaction we will be entering into a registration rights agreement with Mr. Gleacher which will allow Mr. Gleacher to register for public resale the shares issued to him in the Transaction.

5

BACKGROUND OF THE TRANSACTION

The terms of the Merger Agreement are the result of arm’s-length negotiations between representatives of the Company, Gleacher and the Selling Parties.  The following is a summary of the background of these negotiations and the Transaction.

On October 14, 2008, Lee Fensterstock, our Chairman and Chief Executive Officer, and Eric Gleacher, Gleacher’s Chairman, held a meeting at the offices of Gleacher.  During this meeting, Mr. Fensterstock discussed the Company’s strategy of building a premier investment bank over the next few years.

During the course of the following two months, Messrs. Fensterstock and Gleacher discussed possible transactions between Gleacher and the Company on several occasions.  During these discussions, Mr. Gleacher expressed an interest in exploring a potential business combination between Gleacher and the Company.

On December 16, 2008, Mr. Fensterstock held a dinner with Mr. Gleacher, Jeffrey Tepper, a Managing Director and Chief Operating Officer of Gleacher, and Kenneth Ryan, a Managing Director of Gleacher.  During the dinner, the parties discussed the Company, its current businesses and the opportunities presented by a potential combination of the Company and Gleacher.

During January 2009, Messrs. Fensterstock, Gleacher and Tepper held several  meetings at which they discussed potential terms for a business combination, including potential deal consideration values and whether such consideration would include a cash as well as a stock component.  Mr. Fensterstock also discussed the potential business combination with various members of the Company’s Board of Directors during this period.

On January 23, 2009, Mr. Fensterstock communicated to Mr. Gleacher that representatives from MatlinPatterson, the Company’s controlling shareholder, had agreed that the proposed transaction was in the best interests of the Company.  Mr. Fensterstock and representatives from the Company proceeded to negotiate a term sheet outlining the proposed transaction and to begin due diligence with respect to Gleacher.  Following such communication, the Company retained Sidley Austin LLP to represent the Company in a potential transaction.  On January 30, 2009, the Company and Gleacher executed a non-disclosure agreement.  Following the execution of the non-disclosure agreement, the Company began to conduct business due diligence on Gleacher.  During February and March 2009, the parties and their counsel worked to prepare a merger agreement and several ancillary agreements.

Throughout January, February and March 2009, management of the Company conducted conference calls with members of the Board of Directors of the Company to update them on the status of the proposed Transaction and to apprise them of the work remaining.

On March 2, 2009, the Company’s Board of Directors met to discuss the terms and conditions of the Transaction and to review the Merger Agreement and the other transaction documents.  At that meeting, Sidley Austin LLP reviewed and discussed with the Board of Directors the proposed terms of the Merger Agreement and related agreements.  The members of the Board of Directors asked questions of the Company’s management and Sidley Austin LLP.

6

After careful consideration and discussion, the Company’s board of directors, on behalf of the Company, unanimously (i) declared the Merger Agreement and the other agreements contemplated thereby advisable for business reasons and in the best interests of the Company, (ii) approved the Merger Agreement and the other agreements contemplated thereby, (iii) authorized the officers of the Company to execute, deliver and perform the Merger Agreement and the other agreements contemplated thereby, and (iv) approved the Amendment.  On the same day, the Company, as the sole member of Merger Sub, executed a written consent in lieu of a meeting approving the Transaction and the Merger Agreement, and MatlinPatterson executed the MP Consent, approving the Amendment and the Stock Issuance.

Following the adjournment of the Company board meeting, final details on the Merger Agreement and related documents were resolved by the parties and their counsel and the Merger Agreement was executed by the Company, Gleacher and the Selling Parties.  The Transaction was announced before markets opened on March 3, 2009.

7

THE MERGER AGREEMENT AND RELATED AGREEMENTS

The Merger Agreement

The following is a summary of certain material provisions of the Merger Agreement, a copy of which is attached to this Information Statement as Annex A, and which is incorporated by reference into this Information Statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you.  The Company encourages you to carefully read the Merger Agreement in its entirety, as the rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Information Statement.

The Parties

The parties to the Merger Agreement are the Company, Merger Sub, Gleacher, the Signing Stockholders and the Holders.

The Transaction

The Transaction is comprised of: (i) the acquisition by Merger Sub of all the membership interests in Gleacher Holdings LLC not owned by Gleacher (the “Interests Purchase”) and (ii) (a) the merger of Augusta Advisory Inc. (“Merger Corp”), a wholly-owned subsidiary of the Company that was formed to facilitate the transactions contemplated by the Merger Agreement, with and into Gleacher, with Gleacher continuing as the surviving company, and (b) promptly thereafter, the merger of Gleacher with and into Merger Sub, with Merger Sub continuing as the surviving company (clauses (ii) (a) and (ii) (b), collectively, the “Merger”, and together with the Interests Purchase, the “Transaction”).

Gleacher’s financial advisory business is carried out by Gleacher Partners LLC, which is a registered broker-dealer.  Gleacher Partners LLC is a wholly owned subsidiary of Gleacher Holdings LLC.  Gleacher Holdings LLC is owned 90.85% by Gleacher, with the remaining 9.15% owned by the Holders.  The following diagram illustrates the Gleacher ownership structure before giving effect to the Transaction:

8

The Merger is intended to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), in which Gleacher is treated as merging directly with and into the Company.  Immediately prior to the Merger, Merger Sub will acquire the 9.15% of membership interests of Gleacher Holdings LLC that are not owned by Gleacher.  At the effective time of the Merger, Merger Corp will merge with and into Gleacher, with Gleacher continuing as the surviving company and the separate existence of Merger Corp ceasing, and promptly thereafter, Gleacher will merge with and into Merger Sub, with Merger Sub as the surviving company and the separate existence of Gleacher ceasing.  Accordingly, after giving effect to the Transaction, Gleacher Holdings LLC will be a wholly-owned subsidiary of Merger Sub, and an indirect wholly-owned subsidiary of the Company.  The following diagram illustrates the Gleacher ownership structure after giving effect to the Transaction:

9

The Interests Purchase Consideration and the Merger Consideration

As consideration for the shares held by the stockholders of Gleacher and the interests held by the Holders, the Company will:

•
issue 23,000,000 shares of common stock of the Company to the stockholders of Gleacher and the Holders, subject to a five-year lock up period which may be accelerated in certain circumstances described below, and an escrow arrangement with respect to 2,300,000 shares also described below;

•	the Company will pay $10,000,000 in cash at the closing to the stockholders of Gleacher and the Holders; and

•	the Company will pay an additional $10,000,000 after five years, subject to acceleration in certain circumstances described below and subject to adjustment as provided in the Merger Agreement.

The Transaction consideration per share of Gleacher common stock (including the equivalent interests in Gleacher Holdings) represented a value of approximately $1,394.44 (based on the closing price of the Company common stock on March 2, 2009, the day we entered into the Merger Agreement), to be paid in stock or a combination of cash and stock. The parties to the Merger Agreement agreed upon the aggregate amount of the Transaction consideration, but the allocation of the Transaction consideration among the Gleacher stockholders and the Holders was determined by Gleacher and the Selling Parties.  The Transaction consideration was not allocated among the Gleacher stockholders and the Holders on the basis of a fixed ratio of cash and Company common stock per share of Gleacher common stock (including the equivalent interests in Gleacher Holdings).

Generally, the transfer restrictions with respect to the stock consideration will lapse and the second payment of $10,000,000 will be accelerated in the following circumstances:

•
If the Selling Party receiving stock consideration is employed by the Company (or its subsidiaries) on each of the first, second and third anniversaries of the closing of the Transaction, then one-third of such stock consideration will no longer be subject to the transfer restrictions on each such anniversary.

•
If the Selling Party receiving a part of the second payment of $10,000,000 in cash is employed by the Company (or its subsidiaries) eighteen months and thirty-six months following the closing of the Transaction, then one-half of such cash payment will be made on each such date by the Company.

In addition, the transfer restrictions will lapse and the cash payments will be accelerated as described in this paragraph if an employee is terminated without cause or resigns for good reason.  With respect to approximately 4.3% of the total consideration, the transfer restrictions will lapse and the cash payments will be accelerated as described in this paragraph without regard to any circumstances.

The Purchase Price Adjustment

The Merger Agreement provides for a purchase price adjustment to the extent of any net tangible book value.  If the net tangible book value of Gleacher is less than zero, each of the Selling Parties will pay such Selling Party’s proportionate share of the amount of such shortfall in cash to the Company.  If the net tangible book value of Gleacher is greater than zero, the Company will pay such excess in cash to the former holders of shares of Gleacher and interests in Gleacher Holdings LLC.

10

The Closing

The closing will occur on the third business day after the day on which the last of the conditions to the Transaction set forth in the Merger Agreement is satisfied or waived or on such other date as the parties to the Merger Agreement may agree in writing. The date on which the closing occurs is referred to as the Closing Date.

Representations and Warranties

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other parties to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) are subject to a materiality standard contained in the Merger Agreement that may differ from what may be viewed as material by investors, (c) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (d) may have been included in the Merger Agreement for the purpose of allocating risk among the parties rather than establishing matters as facts.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Transaction that is contained in, or incorporated by reference into, this Information Statement, as well as in the Forms 10-K, Forms 10-Q and other filings that the Company may make with the Securities and Exchange Commission.

Gleacher’s representations and warranties relate to, among other things:

•	due organization, valid existence and good standing and power and authority to carry on its business;

•	corporate authority to enter into the Merger Agreement and to consummate the Transaction;

•	the enforceability of the Merger Agreement;

•	the consents and approvals required in connection with the Transaction;

•	compliance with laws and permits;

•	capitalization;

•	subsidiaries;

•	corporate books and records;

•	the absence of litigation;

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•	the absence of conflicts with organizational documents, laws, orders and company material contracts as a result of consummation of the Transaction;

•	the ownership or possession of assets necessary to carry on the business of Gleacher;

•	compliance of financial statements with generally accepted accounting principles (“GAAP”);

•	accounting and disclosure controls;

•	bank accounts;

•	debt;

•
the absence of certain changes with respect to Gleacher since December 31, 2008, including the absence of a “Material Adverse Effect” on Gleacher  (in the Merger Agreement, the term “Material Adverse Effect” is defined, with respect to the Company and Gleacher, as a “material adverse effect on (i) the financial condition, results of operations or business of such party and its Subsidiaries, taken as a whole, or (ii) the timely consummation of the Transactions, other than, in the case of clause (i), any change, effect, event, circumstance, occurrence or state of facts relating to (A) the U.S. or global economy or the financial, debt, credit or securities markets in general, including changes in interest or exchange rates, (B) the industry in which such party and its Subsidiaries operate in general, (C) acts of war, outbreak of hostilities, sabotage or terrorist attacks, or the escalation or worsening of any such acts of war, sabotage or terrorism, (D) the announcement of [the Merger Agreement] or the Transactions, including the impact thereof on relationships, contractual or otherwise with customers, suppliers, lenders, investors, partners or employees, (E) changes in applicable laws or regulations after the date [of the Merger Agreement], (F) changes or proposed changes in GAAP or regulatory accounting principles after the date [of the Merger Agreement], (G) earthquakes, hurricanes or other natural disasters, (H) in the case of [the Company], declines in the trading prices of [Company] Common Stock, in and of itself, but not including the underlying causes thereof, or (I) those resulting from actions or omissions of such party or any of its Subsidiaries which the other party has requested in writing that are not otherwise required by [the Merger Agreement] (except, in the cases of (A), (B), (C), (E), (F) and (G), to the extent such party and its Subsidiaries are disproportionately adversely affected relative to other companies in its industry)”);

•	transactions with affiliates;

•	material contracts;

•	labor relations, employment matters and employee benefit plans;

•	the disclosure and maintenance of insurance policies;

•	the absence of certain unlawful business practices;

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•	leasehold interests in real property;

•	environmental matters;

•	tax matters;

•	ownership and maintenance of intellectual property;

•	information technology and security matters;

•	the applicability of state anti-takeover statutes;

•	the use of brokers or finders;

•	regulatory matters;

•	significant clients;

•	the absence of undisclosed liabilities;

•	the absence of investment advisory activities; and

•	the accuracy of information supplied for inclusion in this Information Statement.

The representations and warranties of each of the Selling Parties relate to, among other things:

•	ownership of Gleacher shares or interests in Gleacher Holdings LLC;

•	the acquisition of Company shares for investment purposes and not with a view to distribution in violation of law;

•	authority to enter into the Merger Agreement and to consummate the Transaction;

•	the enforceability of the Merger Agreement;

•	the required consents and approvals of governmental entities and other authorities in connection with the Transaction;

•	the absence of litigation regarding such Selling Party’s ownership of the Gleacher shares or interests in Gleacher Holdings LLC;

•	agreements that would interfere with the completion of the Transaction or employment by the Company (or any of its subsidiaries);

•	affiliation with other Selling Parties;

•	the treatment of the confidential nature of the Transaction prior to the announcement of the Transaction;

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•	absence of “short sales” of the Company’s common stock;

•	transfers of claims against Gleacher; and

•	the accuracy of information supplied to the other party for inclusion in this Information Statement.

The Company’s representations and warranties relate to, among other things:

•	due organization, valid existence and good standing and the power and authority to carry on its business;

•	corporate authority to enter into the Merger Agreement;

•	the enforceability of the Merger Agreement;

•	the consents and approvals of governmental entities and other authorities in connection with the Transaction;

•	the absence of litigation that would have a material adverse effect on the Company;

•	the availability of sufficient cash to fund the Transaction;

•	the due authorization and valid issuance of the shares of our common stock issued pursuant to the Stock Issuance;

•	timely filing of all required SEC reports since January 1, 2006;

•	compliance with regulatory matters;

•	compliance of financial statements with GAAP and with the rules and regulations of the SEC;

•	accounting and disclosure controls;

•	capitalization;

•	compliance with laws and material permits;

•	the absence of certain changes with respect to the Company since December 31, 2008, including the absence of a “Material Adverse Effect” on the Company (as defined above);

•	tax matters;

•	compliance with the NASDAQ Stock Market listing requirements;

•	the use of brokers or finders; and

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•	the accuracy of information supplied for inclusion in this Information Statement.

Covenants

The parties have agreed that each will use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the Transaction as promptly as practicable.

The Merger Agreement also contains additional agreements among the parties relating to, among other things:

•	the conduct of Gleacher’s business in the ordinary course during the period following the execution of the Merger Agreement through the closing of the Transaction;

•	each party’s access to information;

•
status of matters relating to the completion of the Transaction and notices of any material changes in the condition, financial or otherwise, of Gleacher, any material failure to comply with Gleacher’s obligations under the Merger Agreement or any litigation to challenge the Transaction;

•	the filing with FINRA of the applicable notices and applications necessary to consummate the Transaction;

•	the filings necessary to consummate the Transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”);

•	the preparation and filing of this Information Statement with the SEC and responding to any comments received from the SEC on such document;

•	the confidential treatment by the Selling Parties of certain information regarding Gleacher and its subsidiaries;

•	tax matters;

•	employee benefits matters;

•	non-solicitation of alternative proposals regarding the acquisition of Gleacher by a third party;

•
transfer restrictions on the shares of Company common stock to be issued in the Transaction (such transfer restrictions remaining in effect for five years after closing, subject to acceleration under certain circumstances described above);

•	compliance with applicable securities laws;

•	prohibition of actions that would make it impossible to satisfy the conditions to closing in the Merger Agreement;

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•	consultation with Mr. Gleacher with respect to actions by the Company outside of the ordinary course;

•
limits on the ability of the Selling Parties to acquire additional common stock of the Company or to influence the management of the Company, subject to certain exceptions, for two years after the closing; and

•	the termination of certain agreements entered into by Gleacher or the Selling Parties.

Appointment of Eric Gleacher to the Company Board as Chairman of the Board

The Company has agreed to appoint Mr. Gleacher to its Board of Directors and designate him Chairman of the Board of Directors, effective at the time of the closing of the Transaction.  In connection therewith, the Company agreed to appoint Mr. Gleacher to the class of directors with a term expiring in 2011 (Class I), and also agreed that the Board of Directors of the Company would not take any action to remove Mr. Gleacher as a director for so long as he is employed under the employment agreement (described in further detail below) entered into with the Company on March 2, 2009 (which will become effective at the closing of the Transaction).

Although the Merger Agreement provides that Mr. Gleacher will be appointed to Class I, the parties have agreed that Mr. Gleacher will be nominated instead for election at the Company’s 2009 annual meeting of shareholders as a Class II director, with a term expiring in 2012.   MatlinPatterson FA Acquisition LLC, our controlling shareholder, has indicated that it intends to vote all shares of the Company that it owns in favor or Mr. Gleacher’s election to the Board of Directors at the Company’s 2009 annual meeting of shareholders.  Mr. Gleacher will be designated Chairman of the Board of Directors promptly after the later to occur of (1) his election to the Board of Directors and (2) the closing of the Transaction.

Conditions to Closing

The Merger Agreement contains a number of conditions to closing.

The conditions to each party’s obligation to close are subject to the following conditions:

•	either

•	written approval from FINRA is obtained, or

•
(A) 30 calendar days have elapsed after the filing of the FINRA Notice by Gleacher and, if applicable, the FINRA Notice by the Company; (B) the Selling Parties or the Company have notified FINRA that the parties hereto intend to consummate the Transaction without written approval from FINRA as contemplated by clause (A) above; (C) 15 calendar days have elapsed following such notice; and (D) FINRA has not indicated in writing that it is considering imposing Material Restrictions on the Company following the closing of the Transaction.  Pursuant to the Merger Agreement, the term “Material Restrictions” is defined as “any condition or restriction imposed in connection with the [Gleacher] FINRA Notice and, if applicable, the Broadpoint Capital FINRA

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Notice, that could reasonably be expected to have a material adverse effect (measured on a scale relative to [Gleacher] and its subsidiaries taken as a whole) on [the Company] or any of its Subsidiaries (including the Surviving Company and its Subsidiaries)”;

•
no governmental entity has instituted any laws or orders that prohibit the consummation of the Transaction and any waiting period applicable to the consummation of the Transaction under the HSR Act has expired or been terminated; and

•	at least 20 days shall have elapsed from the mailing of this Information Statement.

The Company’s obligation to close is subject to the following additional conditions:

•
the representations and warranties of Gleacher and each of the Selling Parties in the Merger Agreement must be true and correct in all respects, without regard to any “materiality” qualifiers contained in them, as of the date of the Merger Agreement and as of the closing date of the Transaction, as though they were made on and as of such time (except to the extent that any such representation and warranty relates to a specified date, in which case as of such specified date), unless the failure of any such representations or warranties to be true and correct would not have a Material Adverse Effect on Gleacher.  (Certain representations, such as due authorization, title to the shares of Gleacher and capitalization of Gleacher, must be true in all material respects.);

•	each of the Selling Parties must have performed, in all material respects, its obligations under the Merger Agreement at or prior to the closing date;

•	the Company has received the closing documents required under the Merger Agreement;

•	Gleacher has repaid in full any and all debt of Gleacher and its subsidiaries; and

•
(i) each of the employment and non-competition agreements with Messrs. Gleacher, Tepper and Ryan must be in full force and effect and enforceable against each of them;  (ii) no less than 75% of the non-competition agreements with certain other Gleacher professionals must be in full force and effect and enforceable against each such person; and (iii) each of Messrs. Gleacher, Tepper and Ryan, and 75% of the professionals party to the non-competition agreements, must be available and eligible to work immediately following the closing.

Gleacher’s and the Selling Parties’ obligation to close is subject to the following additional conditions:

•
the representations and warranties of the Company in the Merger Agreement must be true and correct in all respects, without regard to any “materiality” qualifiers contained in them, as of the date of the Merger Agreement and as of the closing date of the Transaction, as though they were made on and as of such time (except to the

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extent that any such representation and warranty relates to a specified date, in which case as of such specified date), unless the failure of any such representations or warranties to be true and correct would not have a Material Adverse Effect on the Company (certain representations, such as due authorization and capitalization of Gleacher, must be true in all material respects);

•	the Company must have performed, in all material respects, its obligations under the Merger Agreement at or prior to the closing date;

•	the Selling Parties have received the closing documents required under the Merger Agreement; and

•	Gleacher has received an opinion from its counsel to the effect that the Merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code.

Termination and Amendment

The Merger Agreement may be terminated at any time prior to the closing of the Transaction under the following circumstances:

•	by the mutual written consent of Gleacher and us at any time prior to completing the Transaction;

•	by either Gleacher or us:

•
if any injunction, order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the Transaction shall become final and nonappealable (provided that the parties shall use their reasonable best efforts to remove such order);

•	if the Transaction is not completed by September 30, 2009 (unless the failure to close by such date was proximately caused by the party seeking to terminate); and

•
if the other party has defaulted or breached any of its covenants or agreements contained in the Merger Agreement, or if the representations or warranties of such party contained in the Merger Agreement shall have become inaccurate such that the conditions to closing could not be satisfied (provided that such breach, default or inaccuracy is not curable or, if curable, has not been cured or waived within 30 calendar days after written notice to the other party specifying such claimed default, breach or inaccuracy and demanding its cure or satisfaction).

The Merger Agreement may be amended only by a written agreement signed by the party against whom the enforcement of such amendment is sought.

Indemnification

The Selling Parties have agreed to indemnify, defend and hold harmless us, Merger Sub, and any parent, subsidiary, associate, affiliate, director, officer, shareholder or agent thereof, and

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their respective representatives, successors and permitted assigns from, against and in respect of any and all losses such parties may suffer, sustain or become subject to, to the extent relating to:

•	any misrepresentation or breach of warranty made by Gleacher or any Selling Party in the Merger Agreement and certain ancillary agreements to be entered into at the closing of the Transaction;

•
any breach or nonfulfillment of any covenant or agreement made or to be performed by Gleacher or any Selling Party in the Merger Agreement and certain ancillary agreements to be entered into at the closing of the Transaction;

•	any fees or expenses incurred by Gleacher or any Selling Party in connection with the Merger Agreement;

•	pre-closing tax liabilities of Gleacher, if any;

•
any liabilities or obligations of any nature (other than with respect to the lease for the principal offices of Gleacher) of Gleacher Partners Inc. and Gleacher Holdings LLC (but not Gleacher Partners LLC);

•	any liabilities or obligations of any nature of Gleacher Partners LLC not relating to its investment banking advisory business;

•	any liabilities or obligations of any nature of a number entities that operate under the “Gleacher” name but that are not being acquired by the Company; and

•
any demand for appraisal rights under Section 262 of the DGCL or any other proceeding by, or any other liability or obligation in favor of or otherwise relating to, any stockholder of Gleacher that did not sign the Merger Agreement arising in respect of such stockholder’s ownership interest in Gleacher.

We have agreed to indemnify, defend and hold harmless each of the Selling Parties, and any parent, subsidiary, associate, affiliate, director, officer, shareholder or agent thereof, and their respective representatives, successors and permitted assigns from, against and in respect of any and all losses such parties may suffer, sustain or become subject to, to the extent relating to:

•	any misrepresentation or breach of warranty made by the Company in the Merger Agreement and certain ancillary agreements to be entered into at the closing of the Transaction;

•
any breach or nonfulfillment of any covenant or agreement made or to be performed by the Company in the Merger Agreement and certain ancillary agreements to be entered into at the closing of the Transaction; and

•	any fess or expenses incurred by the Company in connection with the Merger Agreement.

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Neither party will be liable or be obligated to make any payment in respect of losses suffered by any indemnified party for a misrepresentation or breach of a representation or warranty by a party, until the aggregate of all losses suffered by such indemnified party under the Merger Agreement, the registration rights agreement, the trade name and trademark agreement or the escrow agreement exceeds $500,000 (the “Deductible”), in which case such indemnified party shall be entitled to recover the amount of losses only in excess thereof.  Except in the circumstances described below, the aggregate indemnity amount payable by any indemnifying party cannot exceed $15.0 million.

Claims for indemnification arising from the following matters are not subject to the Deductible and are subject to an aggregate cap of $75.0 million instead of $15.0 million: (i) fraud, intentional misconduct or intentional misrepresentation, (ii) any breach of any of the covenants or agreements contained in the Merger Agreement, (iii) any breach of any of the Fundamental Representations and Warranties (as defined below), (iv) any fees, expenses or other payments incurred or owed in connection with the Transaction, (v) any tax liabilities, (vi) any liabilities or obligations of any nature of Gleacher and Gleacher Holdings LLC, (vii) any liabilities or obligations of any nature of Gleacher Partners LLC not relating to its investment banking advisory business, (viii) any liabilities or obligations of any nature of a number of entities that operate under the “Gleacher” name but that are not being acquired by the Company, or (ix) any demand for appraisal rights under Section 262 of the DGCL or any other proceeding by, or any other liability or obligation in favor of or otherwise relating to, any stockholder of Gleacher that did not sign the Merger Agreement arising in respect of such stockholder’s ownership interest in Gleacher.  Each Selling Party’s liability is capped at such Selling Party’s pro rata share (based on such Selling Party’s consolidated ownership percentage in Gleacher and Gleacher Holdings LLC) of $75.0 million.

Most of the representations and warranties contained in the Merger Agreement will survive for a period of 18 months following the closing of the Transaction.  The following representations and warranties (the “Fundamental Representations and Warranties”) will survive until 60 days after the expiration of the applicable statute of limitations: the representations made by the Selling Parties regarding the due authorization and effect of the Merger Agreement, the capitalization of Gleacher, its subsidiaries, transactions with affiliates, certain representations regarding employees, certain representations regarding taxes, the use of brokers or finders and the ownership of Gleacher shares (and interests in Gleacher Holdings LLC), as well as the representations made by the Company regarding the due authorization and effect of the Merger Agreement, the capitalization of the Company and the use of brokers or finders.

At closing, 2,300,000 of the shares to be issued pursuant to the Stock Issuance will be deposited and held in an escrow fund for 18 months to satisfy any indemnification obligations of the Selling Parties arising under the Merger Agreement.  The Company may seek payment of any indemnification obligations owed to it under the Merger Agreement from the escrow fund.  The Company is also entitled to withhold any amounts due and payable by it to a Selling Party with respect to any outstanding indemnification claim against such Selling Party until the claim is finally resolved.

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The MatlinPatterson FA Acquisition LLC Consent

In connection with the Transaction, the Company’s majority shareholder, MatlinPatterson FA Acquisition LLC  (“MatlinPatterson”), executed a written consent (the “MP Consent”) concurrent with the execution of the Merger Agreement.  In the MP Consent, MatlinPatterson approved two amendments, to become effective at the time of the closing of the Transaction, to the Amended and Restated Certificate of Incorporation of the Company.  The amendments will (1) increase the number of authorized shares of Company Common Stock to 200,000,000 and (2) change the name of the Company to Broadpoint Gleacher Securities Group, Inc.  In the MP Consent, MatlinPatterson also approved the Stock Issuance for purposes of the NASD Rule.

Employment Arrangements with Eric Gleacher

Concurrently with the execution of the Merger Agreement, the Company agreed to appoint Mr. Gleacher as Chairman of the Board and as a senior member of the Investment Banking Division of Broadpoint Capital.  In connection with such appointment, the Company, Broadpoint Capital, Gleacher Partners LLC (“Gleacher Partners”) and Mr. Gleacher entered into an employment agreement, to become effective as of the closing of the Transaction (the “Gleacher Employment Agreement”). During the period beginning on the date of the closing of the Transaction and ending as of the date on which the Company determines that Mr. Gleacher’s employment should be transferred to Broadpoint Capital, Mr. Gleacher also will continue to serve as the Chief Executive Officer of Gleacher Partners.  The Company will use its reasonable best efforts to combine Broadpoint Capital and Gleacher Partners, or to transfer the employment of all employees of Gleacher Partners to Broadpoint Capital, by December 31, 2009.

The Gleacher Employment Agreement provides that Mr. Gleacher will be employed (initially by Gleacher Partners and then by Broadpoint Capital following the transfer of his employment) for a three-year term commencing on the closing date of the Transaction, automatically extended for one additional year upon the third anniversary of the effective date without any affirmative action, unless either party to the agreement provides at least six (6) months’ advance written notice to the other party that the employment period will not be extended.  Mr. Gleacher will be entitled to receive an annual base salary of $350,000 and to participate in the Company’s Investment Banking Division’s annual investment banking bonus pool.  Mr. Gleacher’s bonus for the fiscal year that begins prior to the effective date of the Gleacher Employment Agreement will be pro-rated to correspond to the portion of such fiscal year that follows the effective date.

The Gleacher Employment Agreement provides that upon termination of employment, Mr. Gleacher will be entitled to certain payments or benefits, the amount of which depends upon the circumstances of termination:

•
If Mr. Gleacher terminates employment without “Good Reason” (as defined in the Gleacher Employment Agreement), he will be entitled to any unpaid base salary and unpaid benefits and any earned but unpaid bonus and continued vesting or forfeiture in accordance with the schedules provided in the award agreements of any equity compensation awards granted to him prior to termination.

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•
In the event of his termination by the Company “Without Cause” (as defined in the Gleacher Employment Agreement) he will receive his base salary for twelve months following termination; a prorated bonus for the fiscal year in which the twelve-month base salary continuation period ends; continuation health coverage paid by the Company for twelve months following termination; any earned but unpaid bonus; and, if he executes a settlement and release agreement, continued vesting in accordance with the schedules provided in the award agreements of any equity compensation awards granted to him prior to termination.

•
If Mr. Gleacher terminates employment for “Good Reason” (as defined in the Gleacher Employment Agreement) or if his employment is terminated following (and due to) the expiration of the Gleacher Employment Agreement, he will be entitled to any unpaid base salary and unpaid benefits; any earned but unpaid bonus; a pro-rated bonus for the year in which termination occurs; and continued vesting or forfeiture in accordance with the schedules provided in the award agreements of any equity compensation awards granted to him prior to termination.

•
If Mr. Gleacher is terminated by the Company for “Cause” (as defined in the Gleacher Employment Agreement), he will be entitled to any unpaid base salary and unpaid benefits and any earned but unpaid bonus.

Following the termination of Mr. Gleacher’s employment for any reason, he must resign any and all officerships and directorships he then holds with the Company, Broadpoint Capital and any of their affiliates.  The Gleacher Employment Agreement provides that, in the event that Mr. Gleacher becomes subject to the excise tax under Section 4999 of the Code, he will be entitled to an additional payment such that he will be placed in the same after-tax position as if no such excise tax had been imposed.

In connection with the Gleacher Employment Agreement, the Company and Mr. Gleacher entered into a Non-Competition and Non-Solicitation Agreement (the “Gleacher Non-Competition and Non-Solicitation Agreement”).  The Gleacher Non-Competition and Non-Solicitation Agreement contains provisions regarding confidentiality, non-solicitation and other restrictive covenants.

The Registration Rights Agreement

Upon the closing of the Transaction we will enter into a registration rights agreement with Mr. Gleacher.  The registration rights agreement will, subject to limited exceptions, entitle Mr. Gleacher to have his shares included in any registration statement filed by us in connection with a public offering solely for cash, a right often referred to as a “piggyback registration right”.  Mr. Gleacher will also have the right to require us to prepare and file a shelf registration statement to permit the sale to the public from time to time of the shares of our common stock that Mr. Gleacher receives on the closing of the Transaction.  However, we will not be required to file the shelf registration statement until the third anniversary of the closing of the Transaction.  The Company has agreed to pay all expenses in connection with any registration effected pursuant to the registration rights agreement.  This agreement may be amended with the written

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consent of the Company and of the holders representing a majority of our common stock that is registrable pursuant to the agreement.

The Trade Name and Trademark Agreement

Upon the closing of the Transaction we will enter into a trade name and trademark agreement with Mr. Gleacher and a number of entities that operate under the “Gleacher” name but that are not being acquired by the Company.  The acquisition of Gleacher includes rights in the “Gleacher” name and mark.  Under the trade name and trademark agreement, Merger Sub (or one of its affiliates) will own the rights to the “Gleacher” name and mark, including “Gleacher Broadpoint”, in the investment banking business.  Merger Sub’s rights include the right to expand the use of the “Gleacher” name and mark to the broader financial services field other than the Gleacher fund management business not acquired in the Transaction, and to register “Gleacher” marks for products and services in the Financial Services Field.

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RISKS RELATED TO THE TRANSACTION

In addition to the risk factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on March 26, 2009, a copy of which is attached to this Information Statement as Annex C, and which is incorporated by reference into this Information Statement, below please find several risk factors which relate to the Transaction. You should consider the following factors in conjunction with the other information included or incorporated by reference in this Information Statement.  You should carefully consider all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on March 26, 2009, the risks described below and the other information contained in this Information Statement. If any of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on March 26, 2009 or described in this Information Statement actually occur, our business, financial condition and results of operations could be materially adversely affected.

The fact that the Transaction is pending could harm our business, revenue and results of operations.

While the Transaction is pending, it creates uncertainty about our future. As a result of this uncertainty, customers may decide to defer or avoid doing business with us pending completion of the Transaction or termination of the Merger Agreement. If these decisions represent a significant portion of our anticipated revenue, our results of operations and quarterly revenues could be substantially below the expectations of our investors.

In addition, while the Transaction is pending, we are subject to a number of risks that may harm our business, revenue and results of operations, including:

•	the diversion of management and employee attention and the disruption to our relationships with customers and vendors may detract from our ability to grow revenues and minimize costs;

•	we have and will continue to incur significant expenses related to the Transaction prior to its closing; and

•	we may be unable to respond effectively to competitive pressures, industry developments and future opportunities.

The proposed Transaction may not be completed or may be delayed if the conditions to closing are not satisfied or waived in a timely manner or ever.

The Transaction may not be completed or may be delayed because the conditions to closing may not be satisfied or waived. Conditions which must be satisfied or waived prior to the closing include regulatory approvals and other customary closing conditions. If the Transaction is not completed, we will not recoup the costs incurred in connection with negotiating the proposed Transaction, our relationships with our customers and employees may be damaged and our business may be seriously harmed.

If the proposed Transaction is not completed our stock price could decline.

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If the Transaction is not completed, the market price of our common stock may decline. In addition, our stock price may decline as a result of the fact that we have incurred and will continue to incur significant expenses related to the Transaction prior to its closing that will not be recovered if the Transaction is not completed.

We expect to incur significant costs and expenses in connection with the Transaction, which could result in our not realizing some or all of the anticipated benefits of the Transaction.

We expect to incur significant one-time, pre-tax closing costs in connection with the Transaction. These costs include legal and accounting fees, printing expenses and other related charges incurred and expected to be incurred. We expect to incur one-time cash and non-cash costs related to the integration of Gleacher, which cannot be estimated at this time.  There can be no assurance that the costs incurred by us in connection with the Transaction will not be higher than expected or that the post-Transaction company will not incur additional unanticipated costs and expenses in connection with the Transaction.

Our shareholders will suffer immediate dilution.

Because we are issuing 23,000,000 shares of our common stock as consideration in the Transaction, our shareholders will suffer immediate dilution.  Following the Stock Issuance, holders of our outstanding common stock prior to the Stock Issuance will own approximately 78.0% of our outstanding common stock after the Stock Issuance (assuming we do not issue additional shares before the Stock Issuance).

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SPECIAL FACTORS

Reasons for Engaging in the Transaction

The Company’s mission is to be an industry leading full-service investment bank providing value-added, unconflicted advice and execution to corporations and institutional investors.  In an effort to fulfill this mission the Company has and continues to seek to expand upon its existing business through the acquisition of complementary assets or companies in existing or new product and service areas that meet the needs of its clients.  As part of this strategy the Company identified investment banking as a key area for growth and specifically mergers and acquisitions advisory as a key service area within investment banking that its target clients require.  The Company therefore sought to identify firms that could provide such advisory services for the Company.

The Company was interested in Gleacher for the following reasons:

•	the acquisition of Gleacher was and is consistent with the Company’s mission to be a full service investment bank;

•	the Gleacher brand is internationally recognized providing benefits to the firm in winning new business and recruiting high quality professionals;

•	Gleacher has a long history of providing independent mergers and acquisitions advice to major corporations;

•	Gleacher fit the Company’s criteria in terms of historical financial performance and size as measured by revenues, profits and productivity per person;

•	Gleacher’s client relationships and capabilities have the potential to be synergistic with the Company’s client relationships and capabilities; and

•	the deal structure aligns the interests of both parties in terms of creating value for our shareholders.

Interests of Certain Persons in the Transaction

To our knowledge, no shareholder of the Company is currently a stockholder of Gleacher.

General Changes Resulting From the Transaction

We intend to carry on the business of Gleacher as part of our Investment Banking Division.  We intend to change our name from “Broadpoint Securities Group, Inc.” to “Broadpoint Gleacher Securities Group, Inc.”

Because MatlinPatterson controls more than 50% of the voting power of our common stock, we are a “controlled company” within the meaning of the Nasdaq Marketplace Rules. Under the Nasdaq Marketplace Rules, a controlled company is a company of which more than

26

50% of the voting power is held by an individual, a group or another company. Under such rules, a controlled company may elect not to comply with certain Nasdaq corporate governance requirements, including requirements that (1) a majority of the board of directors consist of independent directors, (2) compensation of officers be determined or recommended to the board of directors by a majority of its independent directors or by a compensation committee that is composed entirely of independent directors and (3) director nominees be selected or recommended by a majority of the independent directors or by a nominating committee composed solely of independent directors. Because the Company is a controlled company, we have chosen to rely on this exemption to these Nasdaq corporate governance requirements.

Following the consummation of the Transaction, we expect that MatlinPatterson will own less than 50% of the voting power of our common stock, and therefore we will no longer be a “controlled company” within the meaning of the Nasdaq Marketplace Rules.  Therefore, in order to comply with applicable Nasdaq Marketplace Rules, the Company expects to take the following actions:

•	Immediately following closing of the Transaction, one independent director will be appointed to each of the Executive Compensation Committee and the Directors and Corporate Governance Committee;

•	Within 90 days following closing of the Transaction, each such committee will be composed of a majority of independent directors;

•	One year after the closing of the Transaction, each such committee will be composed entirely of independent directors; and

•	One year after closing, the majority of our Board of Directors will be composed of independent directors.

Following the consummation of the Transaction, the Company will also comply (subject to the applicable phase-in period) with the Nasdaq Marketplace Rules requiring that (1) compensation of officers be determined or recommended to the board of directors by a majority of its independent directors or by a compensation committee that is composed entirely of independent directors and (2) director nominees be selected or recommended by a majority of the independent directors or by a nominating committee composed solely of independent directors.

Regulatory Approvals

The Merger Agreement provides that the parties must comply with their obligations under the HSR Act, which provides that the Transaction cannot be consummated until the parties submit premerger notification and report forms (and required supplemental documentation) to the United States Department of Justice (“DOJ”) and the Federal Trade Commission (“FTC”), and wait the required waiting period before consummating the Transaction.  On March 12, 2009, the parties submitted their premerger notifications to the DOJ and FTC.  On March 20, 2009, the FTC notified the Company that the waiting period has been terminated and that, pursuant to the HSR Act, the parties are free to consummate the Transaction.

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In connection with the Company’s acquisition of Gleacher and its broker-dealer subsidiary Gleacher Partners LLC, Gleacher is required to file a change of control notice and continuing membership application pursuant to NASD Rule 1017 (a “Rule 1017 Notice”).  Gleacher filed the Rule 1017 Notice with FINRA on March 6, 2009.  On April 3, 2009, FINRA requested additional information in connection with its consideration of the Rule 1017 Notice, and Gleacher filed a response to this request with FINRA on April 22, 2009.  Pursuant to NASD Rule 1017(c), the Company is permitted to close the Transaction 30 calendar days after the filing of the Rule 1017 Notice by Gleacher, although if the parties close the Transaction in the absence of written approval from FINRA, FINRA may impose restrictions on the operations of the Company.

No other regulatory approvals are required in connection with the Transaction.

Accounting Treatment

The Transaction will be accounted for by us under the purchase method of accounting. Under the purchase method, the purchase price for Gleacher will be allocated to identifiable assets (including intangible assets) and liabilities of Gleacher with any excess being treated as goodwill. Since intangible assets are amortized over their useful lives, we will incur accounting charges from the Transaction. In addition, intangible assets and goodwill are both subject to periodic impairment tests and could result in potential write-down charges in future periods.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. The pro-forma financial information included herein contains an initial estimate of this allocation and the final estimate will be made once the study to determine the fair value of certain of Gleacher’s assets and liabilities is completed. For financial reporting purposes, the results of operations of Gleacher will be included in our consolidated statement of income following the time that the Transaction is effective under applicable law. Our financial statements for prior periods will not be restated as a result of the Transaction.

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BROADPOINT SECURITIES GROUP, INC.

Description of Business

The Company is an independent investment bank that provides value-added, unconflicted advice to corporations and institutional investors.  The Company provides services and generates revenues through its Investment Banking, Debt Capital Markets, Broadpoint DESCAP, Equities and Other segments.  The Investment Banking segment provides capital raising and advisory services to corporations and institutional investors.  The Debt Capital Markets segment provides sales, trading and research in a broad range of debt securities and generates revenues primarily through commissions on the sales of these securities.  The Broadpoint DESCAP segment provides sales, trading and research in mortgage and asset-backed securities and generates revenues primarily through principal transactions and other trading activities associated with these securities.  The Equities segment provides sales, trading and research in equity securities primarily through one of the Company’s broker-dealer subsidiaries, Broadpoint Amtech, generating revenues mainly through commissions on executing these securities transactions.  The Other segment generates revenue from unrealized gains and losses as a result of changes in the value of the firm’s investments and realized gains and losses as a result of sales of equity holdings, and through the management of and investment in venture capital funds.  This segment also includes the costs related to corporate overhead and support, including various fees associated with legal and settlement expenses.  The Company has approximately 256 employees, is a New York corporation, incorporated in 1985, and is traded on the NASDAQ Global Market under the symbol “BPSG”.

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MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

At the present time our shares are traded on the NASDAQ Stock Market. Our shares commenced trading on the NASDAQ Stock Market under the symbol “FACT”, and the symbol was changed to "BPSG", effective November 12, 2007, in connection with the Company being renamed Broadpoint Securities Group, Inc.

The following table sets forth, for the periods indicated, the range of high and low sale prices for our common stock through May 8, 2009 for the periods noted, as reported by the NASDAQ Stock Market. Quotations reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.

Fiscal Quarter Ended	High	Low

2007
1st Quarter	$2.46	$1.42
2nd Quarter	$1.96	$1.51
3rd Quarter	$1.81	$1.22
4th Quarter	$1.74	$0.99
2008
1st Quarter	$1.90	$1.00
2nd Quarter	$2.69	$1.75
3rd Quarter	$3.54	$1.90
4th Quarter	$3.26	$1.53
2009
1st Quarter	$3.37	$1.98
2nd Quarter (through May 8, 2009)	$4.59	$3.41

We have not paid any cash dividends on our common stock in the last two fiscal years and do not anticipate paying any such cash dividends in the foreseeable future. Earnings, if any, will be retained to finance future growth. We may issue shares of our common stock and preferred stock in private or public offerings to obtain financing, capital or to acquire other businesses that can improve our performance and growth. Issuance or sales of substantial amounts of common stock could adversely affect prevailing market prices in our common stock.

As of April 3, 2009, there were approximately 2,509 beneficial owners of our common stock, with 81,556,246 shares issued and outstanding and 25,057,828 shares reserved for issuance pursuant to warrants and employee arrangements.

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OUR PRINCIPAL SHAREHOLDERS

Stock Ownership of Principal Owners and Management Before Consummation of the Transaction

The following table sets forth information concerning the beneficial ownership of common stock of the Company as of March 5, 2009, by (i) each person whom we know beneficially owns more than five percent of the common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and current executive officers as a group.

			Deferred Stock
	Shares Beneficially Owned(1)		Units(4)
Name	Number	Percent	Number

Mast Credit Opportunities I Master Fund Limited(8)	8,078,924	9.97%	0
MatlinPatterson FA Acquisition LLC(6,7)	43,093,261	53.85%	0
Lee Fensterstock	294,118	*	1,831,611
Dale Kutnick(2)	59,488	*	0
Victor Mandel	0	*	0
George C. McNamee(2,3,5)	1,679,769	2.10%	16,193
Mark R. Patterson(6,7)	43,093,261	53.85%	0
Christopher R. Pechock	0	*	0
Frank Plimpton	0	*	0
Robert S. Yingling	15,924	*	0
Peter J. McNierney(2)	447,302	*	901,652
Patricia A. Arciero-Craig(2)	25,576	*	220,661
Robert I. Turner	0	*	491,322
Brian Coad	72,703	*	120,000
All directors and current executive officers as a group (11 persons)(2)	45,615,438	56.90%	3,461,439

*	References ownership of less than 1.0%.

(1)	Except as noted in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

(2)
Includes shares of Common Stock that may be acquired within 60 days of March 5, 2009 through the exercise of stock options as follows: Mr. McNamee: 73,874; Mr. McNierney: 52,500; Ms. Arciero-Craig: 7,359; Mr. Dale Kutnick: 6,000; and all directors and current executive officers as a group: 139,733.

(3)	Includes 21,363 shares owned by Mr. McNamee’s spouse through her retained annuity trust. Also includes 39,330 shares owned by Mr. McNamee as custodian for his minor children.

(4)
The amounts shown represent restricted stock units held under the Company’s 2007 Incentive Compensation Plan that may possibly be exchanged for shares of Common Stock within 60 days of March 5, 2009 by reason of any potential termination, death or disability of the listed directors or officers as follows: Mr. Fensterstock: 608,333 upon termination or 1,831,611 upon death or disability; Mr. McNierney: 281,667 upon termination or 901,652 upon death or disability; Mr. Coad: 120,000 upon death or disability; Ms. Arciero-Craig: 80,000 upon termination or 220,661 upon death or disability; Mr. Turner: 90,000 upon termination or 491,322 upon death or disability; and, all directors and current executive officers as a group: 1,060,000 upon termination or

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3,445,246 upon death or disability. The amounts also include the number of phantom stock units held under the Company’s nonqualified deferred compensation plans that may possibly be exchanged for shares of Common Stock within 60 days of March 5, 2009 by reason of any potential termination of the listed directors or officers as follows: Mr. McNamee: 16,193; and all directors and current executive officers as a group: 16,193. These amounts do not take into consideration the potential application of Section 409A of the Internal Revenue Code, which in some cases could result in a delay of the distribution beyond 60 days.

(5)
Includes 1,156,000 shares pledged by Mr. McNamee in connection with a loan from KeyBank. No other current director, nominee director or executive officer has pledged any of the shares of common stock disclosed in the table above.

(6)
The indicated interest was reported on a Schedule 13D/A filed on February 19, 2009, with the SEC by MatlinPatterson FA Acquisition LLC on behalf of itself, MatlinPatterson LLC, MatlinPatterson Asset Management LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Global Partners II LLC, MatlinPatterson Global Opportunities Partners II, L.P., MatlinPatterson Global Opportunities Partners (Cayman) L.P., David J. Matlin, and Mark R. Patterson. Beneficial ownership of the shares held by MatlinPatterson FA Acquisition LLC — 43,093,261 (shared voting and shared dispositive power) was also reported for: MatlinPatterson Global Opportunities Partners II L.P. — 43,093,261 (shared voting and shared dispositive power), MatlinPatterson Global Opportunities Partners (Cayman) II L.P. — 43,093,261 (shared voting and shared dispositive power), MatlinPatterson Global Partners II LLC — 43,093,261 (shared voting and shared dispositive power), MatlinPatterson Global Advisers LLC — 43,093,261 (shared voting and shared dispositive power), MatlinPatterson Asset Management LLC — 43,093,261 (shared voting and shared dispositive power), MatlinPatterson LLC — 43,093,261 (shared voting and shared dispositive power), David J. Matlin — 43,093,261 (shared voting and shared dispositive power), and Mark R. Patterson — 43,093,261 (shared voting and shared dispositive power). The address of MatlinPatterson FA Acquisition LLC is c/o MatlinPatterson Global Advisers LLC, 520 Madison Avenue, New York, NY 10022.

(7)	For a description of the transaction which resulted in MatlinPatterson FA Acquisition LLC acquiring control of the Company, see “Certain Relationships and Related Transactions.”

(8)
The indicated interest was reported on a Schedule 13G/A filed on February 17, 2009, with the SEC by Mast Credit Opportunities I Master Fund Limited on behalf of itself, Mast Capital Management, LLC, Christopher B. Madison, and Daniel J. Steinberg. Beneficial ownership of the shares held by Mast Credit Opportunities I Master Fund Limited — 8,078,924 (sole voting and sole dispositive power) was also reported for: Mast Capital Management LLC — 8,078,924 (sole voting and sole dispositive power), Christopher B. Madison — 8,078,924 (shared voting and shared dispositive power), and Daniel J. Steinberg — 8,078,924 (shared voting and shared dispositive power).  Includes 1,000,000 shares of Common Stock that may be acquired within 60 days pursuant to a warrant to purchase the shares at a price of $3 per share.  The address of Mast Credit Opportunities I Master Fund Limited is c/o Goldman Sachs (Cayman) Trust, Limited, P.O. Box 896 GT, Harbour Centre, 2nd Floor, North Church Street, George Town, Cayman Islands.

Stock Ownership of Principal Owners and Management Following the Consummation of the Transaction

The following table sets forth information concerning the beneficial ownership of common stock of the Company as of March 5, 2009 assuming the Transaction had been consummated on such date, by (i) each person whom we know beneficially owns more than five percent of the common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and current executive officers as a group.

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			Deferred Stock
	Shares Beneficially Owned(1)		Units(4)
Name	Number	Percent	Number

Mast Credit Opportunities I Master Fund Limited(8)	8,078,924	7.77%	0
MatlinPatterson FA Acquisition LLC(6,7)	43,093,261	41.83%	0
Lee Fensterstock	294,118	*	1,831,611
Eric Gleacher(9)	14,542,035	14.12%	0
Dale Kutnick(2)	59,488	*	0
Victor Mandel	0	*	0
George C. McNamee(2,3,5)	1,679,796	1.63%	16,193
Mark R. Patterson(6,7)	43,093,261	41.83%	0
Christopher R. Pechock	0	*	0
Frank Plimpton	0	*	0
Robert S. Yingling	15,924	*	0
Peter J. McNierney(2)	447,302	*	901,652
Patricia A. Arciero-Craig(2)	25,576	*	220,661
Robert I. Turner	0	*	491,322
Brian Coad	72,703	*	120,000
All directors and current executive officers as a group (12 persons)(2)	60,157,473	58.31%	3,461,439

*	References ownership of less than 1.0%.

(1)	Except as noted in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

(2)
Includes shares of Common Stock that may be acquired within 60 days of March 5, 2009 through the exercise of stock options as follows: Mr. McNamee: 73,874; Mr. McNierney: 52,500; Ms. Arciero-Craig: 7,359; Mr. Dale Kutnick: 6,000; and all directors and current executive officers as a group: 139,733.

(3)	Includes 21,363 shares owned by Mr. McNamee’s spouse and through her retained annuity trust. Also includes 39,330 shares owned by Mr. McNamee as custodian for his minor children.

(4)
The amounts shown represent restricted stock units held under the Company’s 2007 Incentive Compensation Plan that may possibly be exchanged for shares of Common Stock within 60 days of March 5, 2009 by reason of any potential termination, death or disability of the listed directors or officers as follows: Mr. Fensterstock: 608,333 upon termination or 1,831,611 upon death or disability; Mr. McNierney: 281,667 upon termination or 901,652 upon death or disability; Mr. Coad: 120,000 upon death or disability; Ms. Arciero-Craig: 80,000 upon termination or 220,661 upon death or disability; Mr. Turner: 90,000 upon termination or 491,322 upon death or disability; and, all directors and current executive officers as a group: 1,060,000 upon termination or 3,445,246 upon death or disability. The amounts also include the number of phantom stock units held under the Company’s nonqualified deferred compensation plans that may possibly be exchanged for shares of Common Stock within 60 days of March 5, 2009 by reason of any potential termination of the listed directors or officers as follows: Mr. McNamee: 16,193; and all directors and current executive officers as a group: 16,193. These amounts do not take into consideration the potential application of Section 409A of the Internal Revenue Code, which in some cases could result in a delay of the distribution beyond 60 days.

(5)
Includes 1,156,000 shares pledged by Mr. McNamee in connection with a loan from KeyBank. No other current director, nominee director or executive officer has pledged any of the shares of common stock disclosed in the table above.

(6)
The indicated interest was reported on a Schedule 13D/A filed on February 19, 2009, with the SEC by MatlinPatterson FA Acquisition LLC on behalf of itself, MatlinPatterson LLC, MatlinPatterson Asset Management LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Global Partners II LLC, MatlinPatterson Global Opportunities Partners II, L.P., MatlinPatterson Global Opportunities Partners

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(Cayman) L.P., David J. Matlin, and Mark R. Patterson. Beneficial ownership of the shares held by MatlinPatterson FA Acquisition LLC — 43,093,261 (shared voting and shared dispositive power) was also reported for: MatlinPatterson Global Opportunities Partners II L.P. — 43,093,261 (shared voting and shared dispositive power), MatlinPatterson Global Opportunities Partners (Cayman) II L.P. — 43,093,261 (shared voting and shared dispositive power), MatlinPatterson Global Partners II LLC — 43,093,261 (shared voting and shared dispositive power), MatlinPatterson Global Advisers LLC — 43,093,261 (shared voting and shared dispositive power), MatlinPatterson Asset Management LLC — 43,093,261 (shared voting and shared dispositive power), MatlinPatterson LLC — 43,093,261 (shared voting and shared dispositive power), David J. Matlin — 43,093,261 (shared voting and shared dispositive power), and Mark R. Patterson — 43,093,261 (shared voting and shared dispositive power). The address of MatlinPatterson FA Acquisition LLC is c/o MatlinPatterson Global Advisers LLC, 520 Madison Avenue, New York, NY 10022.

(7)	For a description of the transaction which resulted in MatlinPatterson FA Acquisition LLC acquiring control of the Company, see “Certain Relationships and Related Transactions.”

(8)
The indicated interest was reported on a Schedule 13G/A filed on February 17, 2009, with the SEC by Mast Credit Opportunities I Master Fund Limited on behalf of itself, Mast Capital Management, LLC, Christopher B. Madison, and Daniel J. Steinberg. Beneficial ownership of the shares held by Mast Credit Opportunities I Master Fund Limited — 8,078,924 (sole voting and sole dispositive power) was also reported for: Mast Capital Management LLC — 8,078,924 (sole voting and sole dispositive power), Christopher B. Madison — 8,078,924 (shared voting and shared dispositive power), and Daniel J. Steinberg — 8,078,924 (shared voting and shared dispositive power).  Includes 1,000,000 shares of Common Stock that may be acquired within 60 days pursuant to a warrant to purchase the shares at a price of $3 per share.  The address of Mast Credit Opportunities I Master Fund Limited is c/o Goldman Sachs (Cayman) Trust, Limited, P.O. Box 896 GT, Harbour Centre, 2nd Floor, North Church Street, George Town, Cayman Islands.

(9)	Includes 1,104,845 shares in escrow pursuant to the terms of the Merger Agreement.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On April 26, 2007, the Board of Directors adopted a new Related Party Transactions Policy (the “Policy”). Under the Policy only those related party transactions that have terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and that are approved or ratified by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), the disinterested members of the Board of Directors, and, if and to the extent involving compensation, the Executive Compensation Committee, may be consummated or permitted to continue. “Related Parties” include any senior officer (including all executive officers of the Company and its subsidiaries) or director of the Company, any shareholder owning more than 5% of the Company (or its controlled affiliates), any person who is an immediate family member of a senior officer or director, and any entity owned or controlled by such persons or in which such persons have a substantial ownership interest. “Related Party Transactions” include any transaction between the Company and any Related Party (including any transactions requiring disclosure under Item 404 of Regulation S-K under the Exchange Act) except transactions available to all employees generally or those involving less than $5,000 when aggregated with all similar transactions. Pursuant to the Policy, any proposed Related Party Transactions may be submitted for consideration at the Audit Committee’s regular quarterly meetings. Following the Audit Committee’s review, the Committee will either approve or disapprove such transactions. In the event that management recommends any transactions in between regularly scheduled meetings, management will confer with the Chair of the Audit Committee as to whether the Company may preliminarily enter into such arrangement subject to ratification by the full Audit Committee at the next regularly scheduled meeting. Each of the transactions referenced below that require approval or ratification by the Audit Committee pursuant to the Policy have been so approved or ratified.

First Clearing — Margin Loans

During 2008, First Clearing, LLC, a clearing firm with which Broadpoint Capital has contracted for broker dealer trading activities, extended credit in the ordinary course of its business to employees, including directors and executive officers, under Regulation T, which regulates credit in cash and margin accounts. If an account holder failed to meet a margin call and the securities in the account holder’s account prove insufficient to satisfy the margin call, the Company could have been obligated to satisfy the call on behalf of the account holder. No such extensions of credit required such actions and all were made on the same terms as for customers.  As of July 2008, Broadpoint Capital was no longer subject to this arrangement.

 FA Technology Ventures, L.P.

As of December 31, 2008, the Company had a commitment to invest as a limited partner up to $1.3 million ($1.3 million as of December 31, 2007) in FA Technology Ventures, L.P. (the “Fund”), a technology fund whose primary purpose is to provide investment returns consistent with the risk of investing in venture capital. The Company also had a commitment as of that date to invest up to an additional $0.1 million ($0.2 million as of December 31, 2007) in parallel with the Fund; this parallel commitment may be satisfied by investments from the Company’s employee funded investment vehicles established by the Company to allow select employees to invest along with the Fund. These commitments extended initially to the end of the Fund’s

35

commitment period, which expired in July 2006; however, the general partner may continue to make capital calls up through July 2011 for additional investments in portfolio companies and the payment of management fees. The Fund is managed by FA Technology Ventures Corporation (“FATV”), a wholly-owned subsidiary of the Company, which receives management fees for its services. George C. McNamee is an employee of this subsidiary and received $305,000 and $240,000 in compensation from it in 2007 and 2008, respectively.  In addition, Mr. McNamee is a member of FATV GP LLC, the general partner of the Fund, with a current 16.50% membership interest. As a result of this interest in the general partner, he would be entitled to receive 17.02% of the 20% carried interest that may become payable by the Fund to its general partner if the Fund’s investments are successful. Mr. McNamee is required under the partnership agreement for the Fund to devote a majority of his business time to the conduct of the Fund and any parallel funds.

On April 30, 2008, the Company entered into a Transition Agreement (the “Transition Agreement”) with FATV, FA Technology Holding, LLC (“NewCo”), Mr. McNamee, and certain other employees of FATV (such individuals, collectively, the “FATV Principals”), to effect a restructuring of the investment management arrangements relating to the Fund, and the formation of FA Technology Ventures III, L.P., a new venture capital fund (“Fund III”). The Transition Agreement provides that if the initial closing of Fund III does not occur on or before March 31, 2009, the parties’ rights and obligations under the Transition Agreement shall automatically terminate, except as follows: (a) certain nonsolicitation obligations of the FATV Principals shall continue and (b) upon the initial closing of any subsequent venture capital fund sponsored by NewCo or any 4 of the 6 FATV Principals before June 30, 2009, NewCo or such FATV Principals shall cause NewCo or such subsequent fund to reimburse the Company for any expenses related to the organization and marketing of Fund III funded by the Company.  The initial closing of Fund III did not occur on or before March 31, 2009, and the Transition Agreement has terminated in accordance with its terms.

Johnson Consulting Agreement

As of February 1, 2005, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Hugh A. Johnson, Jr., a former director of the Company and Chairman of Johnson Illington (“JIA”). JIA purchased the Albany, New York operations of FA Asset Management Inc. in February 2005. As part of the consideration for the purchase, JIA is obligated to pay the Company a percentage of its revenues earned through 2009. No such payments were made in 2006, 2007 or 2008. In addition, the Company made payments of $36,706 in 2006 to JIA for certain management fees for investments. No such payments were made in 2007 or 2008. Under the terms of the Consulting Agreement, Mr. Johnson ended his employment with the Company and began serving as a consultant to the Company for a three-year period beginning February 2005. The Consulting Agreement further provided that Mr. Johnson received an annual consulting fee of $250,000 and provided Mr. Johnson with an office, and reimbursement for reasonable travel expenses in connection with the consulting services.

Murphy Settlement Agreement

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In connection with the termination of Arthur Murphy’s employment by Broadpoint Capital as Executive Managing Director, Mr. Murphy, also a former member of the Board of Directors of the Company, filed an arbitration claim with the National Association of Securities Dealers on June 24, 2005 against Broadpoint Capital, Alan Goldberg, former President and Chief Executive Officer, and George McNamee, former Chairman of the Company. The claim alleged damages in the amount of $8 million based on his assertions that he was fraudulently induced to remain in the employ of Broadpoint Capital. Without admitting or denying any wrongdoing or liability, on December 28, 2006, Broadpoint Capital, entered into a settlement agreement with Arthur Murphy in connection with such arbitration claim.

MatlinPatterson Private Placement

 On September 21, 2007 the Company issued and sold 38,354,293 newly-issued unregistered shares of common stock of the Company for an aggregate cash purchase price of $50 million (the “Private Placement”) to MatlinPatterson and certain co-investors pursuant to the Investment Agreement, dated as of May 14, 2007 (the “Investment Agreement”), between the Company and MatlinPatterson.

Pursuant to the Investment Agreement, MatlinPatterson had the right to designate one or more co-investors to purchase a portion of the shares of common stock to be purchased by MatlinPatterson in place of MatlinPatterson. On September 21, 2007, MatlinPatterson entered into a Co-Investment Agreement with Robert M. Tirschwell pursuant to which MatlinPatterson and Mr. Tirschwell agreed that Mr. Tirschwell would purchase the number of shares corresponding to an aggregate purchase price of $450,000. On September 21, 2007, MatlinPatterson also entered into a Co-Investment Agreement with Robert M. Fine pursuant to which MatlinPatterson and Mr. Fine agreed that Mr. Fine would purchase the number of shares corresponding to an aggregate purchase price of $130,000. Pursuant to the Investment Agreement and in connection with MatlinPatterson’s co-investor designations, the Company, MatlinPatterson and each of Mr. Tirschwell and Mr. Fine entered into co-investor joinder agreements, which provide as follows:

Robert M. Tirschwell.   On September 21, 2007, pursuant to the Investment Agreement, the Company entered into a Co-Investor Joinder Agreement (the “Tirschwell Joinder Agreement”) with Mr. Tirschwell and MatlinPatterson wherein the Company agreed to issue and sell to Mr. Tirschwell the number of shares of common stock, to be purchased by MatlinPatterson, corresponding to an aggregate purchase price of $450,000, on the terms set forth in the Investment Agreement. Pursuant to the Tirschwell Joinder Agreement, Mr. Tirschwell agreed to become a party to the Investment Agreement as a “Purchaser” thereunder, and agreed to perform, and be bound by, all the obligations of a Purchaser under the Investment Agreement. Mr. Tirschwell is the Head of Trading of Broadpoint DESCAP, a division of Broadpoint Capital.

Robert M. Fine.   On September 21, 2007, pursuant to the Investment Agreement, the Company entered into a Co-Investor Joinder Agreement (the “Fine Joinder Agreement”) with Mr. Fine and MatlinPatterson wherein the Company agreed to issue and sell to Mr. Fine the number of shares of common stock, to be purchased by MatlinPatterson, corresponding to an aggregate purchase price of $130,000, on the terms set forth in the Investment Agreement.

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Pursuant to the Fine Joinder Agreement, Mr. Fine agreed to become a party to the Investment Agreement as a “Purchaser” thereunder, and agreed to perform, and be bound by, all the obligations of a Purchaser under the Investment Agreement. Mr. Fine is the President of Broadpoint DESCAP.

As a result of these arrangements, on September 21, 2007 MatlinPatterson contributed from its working capital $49,420,000 of the $50 million cash purchase price and received 37,909,383 newly-issued shares of the Company’s common stock. Mr. Fine contributed from his personal funds $130,000 of the $50 million cash purchase price and received 99,721 newly-issued shares of the Company’s common stock. Mr. Tirschwell contributed from his personal funds $450,000 of the $50,000,000 cash purchase price and received 345,189 newly-issued shares of the Company’s common stock.

The number of shares issued to MatlinPatterson, Mr. Tirschwell and Mr. Fine was subject to upward adjustment within 60 days of the closing of the Investment Agreement in the event that the final net tangible book value per share of the Company as of September 21, 2007 was less than $1.60. On February 21, 2008, the Company entered into an agreement with MatlinPatterson, Mr. Tirschwell and Mr. Fine agreeing that the final net tangible book value per share of the Company as of September 21, 2007 was $1.25. Pursuant to the terms of such agreement, the Company agreed to issue 3,632,009 additional shares of common stock of the Company to MatlinPatterson, Mr. Tirschwell and Mr. Fine in satisfaction of this requirement. MatlinPatterson currently holds approximately 54% of the Company’s outstanding common stock.

Upon the closing of the Private Placement, the Company entered into a Registration Rights Agreement, dated as of September 21, 2007 (the “Registration Rights Agreement”), with MatlinPatterson, Mr. Tirschwell and Mr. Fine, which was amended by Amendment No. 1 to the Registration Rights Agreement, dated as of March 4, 2008. The Registration Rights Agreement contains other customary terms found in such agreements, including provisions concerning registration rights, registration procedures and piggyback registration rights as well as customary indemnification rights for MatlinPatterson, Mr. Tirschwell and Mr. Fine. Pursuant to the Registration Rights Agreement, the Company would bear all of the costs of any registration other than underwriting discounts and commissions and certain other expenses.

Pursuant to the Investment Agreement and with respect to last year’s annual meeting of shareholders, MatlinPatterson had the right to designate directors to be appointed to the Company’s Board of Directors. Each of Messrs. Patterson, Fensterstock, Pechock and Plimpton were designated to the Board pursuant to such right of MatlinPatterson.

Voting Agreement with MatlinPatterson

On February 29, 2008, the Company and MatlinPatterson entered into a Voting Agreement (the “Voting Agreement”) whereby MatlinPatterson agreed to vote its shares in the Company in favor of an increase in the number of authorized shares under the 2007 Plan to be submitted to shareholders at the 2008 Annual Meeting of Shareholders. Such increase in the number of authorized shares was approved at such meeting.

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Brokerage and Investment Banking Services for MatlinPatterson

From time to time, Broadpoint Capital provides brokerage services to MatlinPatterson or its affiliated entities, which services are provided by Broadpoint Capital in the ordinary course of its business. No such services were provided in 2007. In 2008 and for 2009 through February 28, 2009, MatlinPatterson paid $255,441 and $153,493, respectively, to Broadpoint Capital for such services.

From time to time Broadpoint Capital also provides investment banking services to MatlinPatterson or its affiliated entities, which services are provided by Broadpoint Capital in the ordinary course of its business. No such services were provided in 2007. In 2008 and 2009 through February 28, 2009, Broadpoint Capital has earned $8.4 million and $579,991, respectively, from MatlinPatterson Global Advisers LLC for such services.

Fensterstock Consulting Arrangement

From July 2007 through September 21, 2007, Mr. Fensterstock served as a consultant to the Company prior to becoming its Chief Executive Officer. The Company paid $83,000 to Mr. Fensterstock pursuant to such arrangement.

Mast Private Placement

On March 4, 2008, the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”) with MatlinPatterson, Mast Credit Opportunities I Master Fund Limited, a Cayman Islands corporation (“Mast”) and certain Individual Investors listed on the signature pages to the Stock Purchase Agreement (the “Individual Investors”, and together with the MatlinPatterson and Mast, the “Investors”). Pursuant to the terms of the Stock Purchase Agreement, the Company issued and sold 11,579,592 shares of common stock to the Investors, with 7,058,824 shares being issued to Mast, 1,594,000 shares being issued to the MatlinPatterson and 2,926,768 shares issued to the Individual Investors. The shares were sold for an aggregate purchase price of approximately $19.7 million, with the proceeds from the sale to be used for working capital. In addition, all of the Individual Investors are employees of the Company and/or its wholly-owned subsidiary Broadpoint Capital, including Lee Fensterstock, the current Chairman and Chief Executive Officer of the Company, and other senior officers of Broadpoint Capital.

Concurrently with the execution of the Stock Purchase Agreement, the Company entered into a Registration Rights Agreement, dated as of March 4, 2008 (the “Mast Registration Rights Agreement”), with Mast with respect to the shares that Mast purchased pursuant to the Stock Purchase Agreement (the “Mast Shares”). Pursuant to the Mast Registration Rights Agreement, the Company was required to file within 30 days following March 4, 2008, and did file on April 1, 2008, a registration statement with the SEC for the resale of the Mast Shares in an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Mast Shelf Registration”). The registration statement was declared effective on April 29, 2008. The Company paid for all of the costs of the Mast Shelf Registration, a total of approximately $45,000, other than underwriting discounts and commissions and certain other expenses, and grants customary indemnification rights thereunder to Mast.

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Mast Mandatory Redeemable Preferred Stock

On June 27, 2008 the Company entered into the Preferred Stock Purchase Agreement with Mast for the issuance and sale of (i) 1,000,000 newly-issued unregistered shares of Series B Mandatory Redeemable Preferred Stock of the Company, par value $1.00 per share (the “Series B Preferred Stock”) and (ii) a warrant to purchase 1,000,000 shares of the Company’s common stock, at an exercise price of $3.00 per share (the “Warrant”), for an aggregate cash purchase price of $25 million.

The Preferred Stock Purchase Agreement and the Series B Preferred Stock include, among other things, certain negative covenants and other rights with respect to the operations, actions and financial condition of the Company and its subsidiaries so long the Series B Preferred Stock remains outstanding.  Cash dividends of 10% per annum must be paid on the Series B Preferred Stock quarterly, while an additional dividend of 4% per annum accrues and is cumulative, if not otherwise paid quarterly at the option of the Company.  The Series B Preferred Stock must be redeemed on or before June 27, 2012.

The redemption prices are as follows:

Date	Premium Call Factor
Prior to and including June 26, 2009	1.07
From June 27, 2009 to December 27, 2009	1.06
From December 28, 2009 to June 27, 2010	1.05
From June 28, 2010 to December 27, 2011	1.04
From December 28, 2011 to June 2012	1.00

The Warrant is subject to customary anti-dilution provisions and expires June 27, 2012.  Concurrently with the execution of the Preferred Stock Purchase Agreement, the Company and Mast entered into a Registration Rights Agreement, dated as of June 27, 2008 (the “Warrant Registration Rights Agreement”), with respect to the shares of Common Stock that are issuable to Mast pursuant to the Warrant (the “Warrant Shares”).  Pursuant to the Warrant Registration Rights Agreement, Mast has the right to request registration of the Warrant Shares if at any time the Company proposes to register common stock for its own account or for another, subject to certain exceptions for underwriting requirements.  In addition, under certain circumstances Mast may demand a registration of no less than 300,000 Warrant Shares.  The Company must register such Warrant Shares as soon as practicable and in any event within forty-five (45) days after the demand.  The Company will bear all of the costs of all such registrations other than underwriting discounts and commissions and certain other expenses.

Concurrently with the execution of the Preferred Stock Purchase Agreement, the Company and Mast entered into a Preemptive Rights Agreement (the “Preemptive Rights Agreement”).  The Preemptive Rights Agreement provides that in the event that the Company

40

proposes to offer or sell any equity securities of the Company below the current market price, the Company shall first offer such securities to Mast to purchase; provided, however, that in the case of equity securities being offered to MatlinPatterson, Mast shall only have the right to purchase its pro rata share of such securities (based upon common stock ownership on a fully diluted basis).  If Mast exercises such right to purchase the offered securities, Mast must purchase all (but not a portion) of such securities for the price, terms and conditions so proposed.  The preemptive rights do not extend to (i) common stock issued to employees or directors pursuant to a plan or agreement approved by the Board of Directors, (ii) issuance of securities pursuant to a conversion of convertible securities, (iii) stock splits or stock dividends or (iv) issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise.

Waiver of Trading Policy

On March 6, 2008, the Company reported in a current report on Form 8-K that, on March 3, 2008, the Board approved a one-time limited waiver under the Company’s insider trading policy (the “Trading Policy”) that is incorporated into the Company’s Code of Business Conduct and Ethics to Messrs. Fensterstock, Fine and Tirschwell, as well as certain other employees covered by the Trading Policy to acquire shares of the Company’s common stock in connection with the Mast Private Placement. The waiver related to certain provisions of the Trading Policy which provide that certain designated employees may not engage in transactions involving the Company’s securities during certain specified blackout periods. After due consideration and a review of the facts and circumstances, including a determination that the transaction in question did not present the opportunity for insider trading that the Trading Policy was intended to prevent, the Board believed that the waiver was appropriate in this limited case.

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GLEACHER PARTNERS INC.

Description of Business

Gleacher, acting through its subsidiary Gleacher Partners LLC, is a leading corporate advisory firm which provides strategic financial advice to major corporations across the world, principally related to mergers, acquisitions and restructurings.  Gleacher Partners was founded in New York in 1990 by Eric J. Gleacher, who previously headed the Mergers and Acquisitions department of Lehman Brothers and Global Mergers and Acquisitions at Morgan Stanley.  Gleacher has offices in New York, Atlanta and Chicago.

Gleacher’s success is grounded in several fundamental principles that differentiate it from its competition.  The firm’s managing directors are committed to providing comprehensive strategic advice to clients who value their creativity, effectiveness and integrity. These senior bankers bring a unique perspective to their assignments, having run or founded large and successful businesses themselves, served on numerous Boards of Directors and run departments at several other Wall Street firms.  Gleacher provides the following services to its global client base:

•	Mergers & Acquisitions: Financial advice to global clients on acquisitions and sales of companies, divisions, business units and assets;

•
Restructurings: Full-service restructuring advisory services, including renegotiating bank agreements, obtaining covenant waivers / amendments, advising on out-of-court and Chapter 11 restructurings, rights offerings, exchange offers and distressed M&A;

•
Strategic Reviews: Formal strategic reviews conducted on behalf of Boards of public and private companies that assess the feasibility of options to meet strategic objectives and inform as to the impact of the strategy on a client’s financial and risk profile; and

•	Takeover Defense: Financial advice to companies regarding hostile offer defense and proxy solicitation defense.

Gleacher draws on the established corporate relationships of its managing directors and senior advisers, as well as its reputation for quality of advice and execution, to build long-term client relationships with major Fortune 500 corporations and growth companies.  Gleacher’s business model offers clients a highly confidential engagement with senior banker attention to all aspects of an assignment.  This allows the firm the flexibility to originate and execute the largest strategic transactions for our clients, as well as those smaller transactions where high-quality creative advice, discretion and execution are essential.  To date, Gleacher has advised on over $250 billion of transactions.

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GLEACHER MANAGEMENT’S DISCUSSION AND ANALYSIS OF THE FINANCIAL CONDITION AND RESULTS OF OPERATION OF GLEACHER

THE FOLLOWING DISCUSSION SHOULD BE READ TOGETHER WITH THE INFORMATION CONTAINED IN THE FINANCIAL STATEMENTS AND RELATED NOTES BEGINNING ON PAGE F-1 OF THIS INFORMATION STATEMENT.

Business Environment

Since mid-2007, global financial markets have deteriorated resulting in decreased financing availability. The decrease in available funding has led to a significant decrease in the overall number of mergers and acquisitions transactions globally. However, Gleacher believes that the current industry disruption provides additional long-term opportunity for the firm by increasing the number of potential restructuring assignments  and by allowing the firm to hire additional revenue generating senior employees to drive future growth.

Results Of Operations

2008 Financial Overview

For the year ended December 31, 2008, net operating revenues were $14.1 million compared to $22.4 million for the year ended December 31, 2007. Gleacher reported a net loss of $0.3 million for the year ended December 31, 2008 compared to a net loss of $0.1 million for the year ended December 31, 2007. The decrease in net income is primarily due to the decrease in revenues, partially offset by decreases in compensation and benefits and occupancy expenses.

Net Revenues

Net operating revenues declined $8.3 million, or 37% in 2008 on account of a number of significant transactions that were not completed because of the macro environment for mergers and acquisitions and Gleacher’s clients having taken an increasingly conservative viewpoint towards their mergers and acquisitions strategy.  Gleacher earned fees from 12 clients in 2008, down from 16 clients in 2007.

Non-Interest Expense

Non-interest expense decreased $7.0 million, or 33% in 2008.

Compensation and benefits expense declined $6.1 million, or 40% in 2008. The decrease in compensation and benefits expense is directly linked to the decrease in revenues as Gleacher’s policy is to pay out compensation based on revenues received and individual employee’s performance.

Occupancy expenses declined by $0.6 million, or 22% in 2008. The decline was the result of the termination of a satellite office lease of $0.3 million and a rent credit from Gleacher’s primary landlord as the result of an operating expense reduction of $0.2 million.

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Liquidity And Capital Resources

Virtually all of Gleacher’s assets are liquid, consisting mainly of cash. At December 31, 2008, 87% of its assets were in cash or cash equivalents. At December 31, 2007, 78% of its assets were in cash or cash equivalents.

During 2008, Gleacher reduced outstanding debt by making a principal payment of $0.3 million on the outstanding debt facility. Terms of the debt call for similar reductions in December 2009 and 2010.

Gleacher does not anticipate any business conditions that would prevent it from satisfying the outstanding debt.

Off-Balance Sheet Arrangements

Gleacher does not have any off-balance sheet arrangements and does not anticipate any in the future.

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UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined consolidated financial information and explanatory notes give effect to the combination of the Company and Gleacher and are based on the estimates and assumptions set forth herein and in such notes.  The unaudited pro forma condensed combined financial information shows the impact of the combination of the Company and Gleacher on the companies’ respective historical financial positions and results of operations under the purchase method of accounting with Broadpoint as the acquirer.  Under this method of accounting, the assets and liabilities of Gleacher will be recorded by the Company at their estimated fair values as of the date the combination is completed.  The unaudited pro forma condensed combined balance sheet as of December 31, 2008 assumes the combination was completed on that date.  The unaudited pro forma combined condensed income statements for the year ended December 31, 2008 give effect to the combination as if the combination had been completed January 1, 2008.

Under the terms of the Merger Agreement, Broadpoint will pay the stockholders of Gleacher $20 million in cash, subject to adjustment as provided in the Merger Agreement, and issue 23 million shares of Company common stock subject to resale restrictions.  As previously described in this Information Statement, MatlinPatterson has executed a written consent approving the Stock Issuance.  The unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the historical consolidated financial statements and the related notes of both the Company and Gleacher.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate financial results of the combined companies had the companies actually been combined at the beginning of the period presented, and the impact of possible revenue enhancements and expenses efficiencies, among other factors, have not been considered.  In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial information, the allocation of the purchase price reflected in the pro forma condensed combined financial information is subject to adjustment.

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Broadpoint Securities Group, Inc. / Gleacher Partners Inc.

Unaudited Pro Forma Combined Income Statement for the Full Year Ended December 31, 2008
(In thousands of dollars, except per share amounts)

	As Reported		Pro Forma		Pro Forma
	Broadpoint	Gleacher	Adjustments		Combined
Revenues
Principal transactions	$$97,032	$-	$-		$97,032
Commissions	6,529	-	-		6,529
Investment banking	8,296	13,947	(452)	(A)	21,791
Investment banking revenue from related party	8,400	-	-		8,400
Investment (losses) gains	(1,115)	-	-		(1,115)
Interest income	21,946	72	-		22,018
Fees and others	3,925	362	-		4,287
Total revenues	145,013	14,381	(452)		158,942
Interest expense	10,712	253	(253)	(B)	10,712
Net revenues	134,301	14,128	(199)		148,230
Expenses (excluding interest)
Compensation and benefits	111,678	9,278	(2,066)	(C)	118,643
			(247)	(A)
Clearing, settlement and brokerage costs	2,794	-	-		2,794
Communications and data processing	9,245	490	-		9,735
Occupancy and depreciation	6,259	2,228	(58)	(D)	8,429
Selling	4,152	-	-		4,152
Gleacher amortization of intangibles	-	-	2,748	(E)	2,748
Restructuring	4,315	-	-		4,315
Other	10,664	2,371	(9)	(A)	13,047
			21	(G)
Total expenses (excluding interest)	149,107	14,367	389		163,863
Loss before income taxes, discontinued operations and cumulative effect of an accounting change	(14,806)	(239)	(588)		(15,633)
Income tax expense (benefit)	2,424	56	(56)	(H)	2,424
Loss from continuing operations	(17,230)	(295)	(532)		(18,057)
(Loss) income from discontinued operations	(132)	-	-		(132)
Loss attributable to minority interest holders	-	2	(2)	(I)	-
Net loss	$(17,362)	$(293)	$(534)		$(18,189)
Basic earnings per share:
Continuing operations	$(0.25)		$ $$(0.04)	(J)	$(0.20)
Loss per share	$(0.25)		$(0.04)		$(0.20)
Diluted earnings per share:
Continuing operations	$(0.25)		$(0.04)	(J)	$(0.20)
Diluted loss per share	$(0.25)		$(0.04)		$(0.20)

Weighted average shares of common stock: Basic	69,296		23,000	(J)	92,296
Diluted	69,296		23,000	(J)	92,296

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Broadpoint Securities Group, Inc. / Gleacher Partners Inc.

Unaudited Pro Forma Consolidated Combined Company Balance Sheet as of December 31, 2008
(In thousands of dollars, except shares and per share amounts)

	As Reported
	Broadpoint	Gleacher	Pro Forma		Pro Forma
Assets			Adjustments		Combined
Cash and cash equivalents	$7,377	$5,914	$(10,000)	(K)	$-
			(3,395)	(B)
			(1,152)	(L)
			(390)	(F)
			(362)	(I)
			(152)	(M)
			1,553	(N)
			341	(O)
			248	(D)
			18	(O)
Cash and securities segregated for regulatory purposes	470	-	-		470
Receivables from:
Brokers, dealers and clearing agencies	3,465	-	-		3,465
Related parties	232	-	-		232
Others	4,490	341	(341)	(O)	4,490
Securities owned, at fair value	618,822	-	-		618,822
Investments	15,398	18	(18)	(O)	15,398
Office equipment and leasehold improvements, net	1,691	400	(248)	(D)	1,843
Goodwill	23,283	-	55,602	(P)	83,385
			4,500	(T)
Intangible assets	8,239	-	12,800	(E)	21,039
Other assets	10,804	142	-		10,946
Total Assets	$694,271	$6,815	$59,004		$760,090
Liabilities and Stockholders’ Equity
Liabilities
Payables to:
Brokers, dealers and clearing agencies	$511,827	$-	$1,553	(N)	$513,380
Others	2,788	-	-		2,788
Securities sold, but not yet purchased, at fair value	15,228	-	-		15,228
Accounts payable	2,172	314	-		2,486
Accrued compensation	31,939	1,469	-		33,408
Accrued expenses	6,178	123	-		6,301
Due to Gleacher shareholders	-	-	9,643	(R)	9,643
Bank loan	-	625	(625)	(B)	-
Note payable - shareholder	-	2,770	(2,770)	(B)	-
Mandatory redeemable preferred stock debt	24,187	-	-		24,187
Total Liabilities	594,319	5,301	7,801		607,421
Minority Interest
Minority Interest	-	362	(362)	(I)	--
Commitments and Contingencies
Subordinated debt	1,662	-	-		1,662
Stockholders’ Equity
Preferred stock	-	-	-		-
Common stock	815	-	230	(S)	1,045
Additional paid-in capital	236,824	-	48,377	(S)	285,201
Deferred compensation	954	-	-		954
Accumulated deficit	(138,062)	-	4,500	(Q)	(133,952)
			(390)	(F)
Treasury stock, at cost	(2,241)	-	-		(2,241)
Gleacher Equity	-	1,152	(1,152)	(L)	-
Total Stockholders’ Equity	98,290	1,152	51,565		151,007
Total Liabilities and Stockholders’ Equity	$694,271	$6,815	$59,004		$760,090

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The pro forma adjustments included in the unaudited pro forma condensed combined financial information are as follows:

(A)	To eliminate revenue, compensation and other expenses associated with Gleacher Partners’ management of Gleacher Mezzanine Fund I and Gleacher Mezzanine Fund P, which is excluded from the acquisition.
(B)	To eliminate Gleacher’s interest expense associated with the bank loan and note due to shareholder. Prior to the close, the bank loan and note due to shareholders will be repaid.
(C)	Adjustment to record compensation consistent with Broadpoint’s Investment Banking target compensation rate.
(D)	To adjust depreciation and amortization for the disposition of $248,000 of fixed assets prior to closing.
(E)	To record the fair value of Gleacher’s intangible assets and the associated amortization. Intangible assets and their respective amortization schedule are as follows:
a.	Non-Compete agreements – 3 years
b.	Customer relationships – 3 years
c.	Investment Banking backlog – 1 year
d.	Trade name – 20 years
(F)	To record merger-related legal and accounting expenses associated with the acquisition.
(G)	To record incremental capital based taxes (franchise) resultant from consolidation.
(H)
Broadpoint and Gleacher will file a consolidated federal and various combined state and local income tax returns.  The pro forma adjusts the reported income tax provision on Gleacher to reflect a computation on a consolidated basis.  The Combined Company will record a valuation allowance against its net deferred tax assets, and accordingly no benefit is recorded on the Pro Forma Adjustments.

(I)	To eliminate Minority Interest and the associated loss.
(J)
Adjustment to basic earnings per share and diluted earnings per share calculation includes Gleacher’s net loss, effect of the Pro Forma Adjustments and the issuance of 23.0 million pro forma shares in connection with the closing of the transaction.

(K)	To record a $10 million cash payment to Stockholders of Gleacher at closing.
(L)	To record cash distribution to stockholders of Gleacher prior to closing.
(M)	To record cash payment to Gleacher Stockholders for net book value of fixed assets and lease hold improvements.
(N)	To record the transfer of cash from Broadpoint’s clearing agent to a cash account.
(O)	To record the disposition of other assets and investments prior to the closing date.
(P)	To record goodwill associated with the acquisition of Gleacher.
(Q)
 Pursuant to FAS 141 (R), Business Combinations, the Accumulated Deficit is reduced for the effects of an income tax benefit that will be recorded on the day of the transaction.  The income tax benefit is a result of the reduction of Broadpoint’s valuation allowance to offset net deferred tax liabilities that are expected to be recorded in this acquisition and that are expected to support realization of a portion of Broadpoint’s net deferred tax assets.  This adjustment has not been reflected in the pro forma income statement due to its nonrecurring nature.

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(R)	Adjustment to record the fair value of the future payment of $10 million to the stockholders of Gleacher subject to terms of the purchase agreement.
(S)	Adjustment to record the fair market value of the 23.0 million shares issued in the transaction with adjustments for impact of transfer restrictions.
(T)	Adjustment to record deferred taxes recorded as the result of the acquisition.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

Note 1.  Basis for Pro Forma Presentation

The unaudited pro forma condensed combined financial information related to the Transaction is presented as of and for the year ended December 31, 2008.  The pro forma adjustments consist of the necessary adjustments necessary to combine the Company and Gleacher including:

As consideration for their interests in Gleacher and Gleacher Holdings LLC:

•
at the closing of the Transaction, the Company will pay to the stockholders of Gleacher and the Holders $10,000,000 in cash.  The Company will pay to such parties an additional $10,000,000 in cash after five years, subject to acceleration under certain circumstances.  The cash consideration is subject to adjustment, as provided in the Merger Agreement, based on the cash net book value of Gleacher at the closing at the Transaction; and

•
the Company will issue 23,000,000 shares of common stock of the Company to the stockholders of Gleacher and the Holders, and such stock consideration will be subject to a five year lock-up period, subject to acceleration under certain circumstances.

The Transaction will be accounted for using the purchase method of accounting.  Accordingly, the Company’s cost to acquire Gleacher will be allocated to the assets (including identifiable intangible assets) and liabilities of Gleacher at their respective fair values on the date that the Transaction is consummated.

The unaudited pro forma condensed combined financial information includes adjustments to record the assets and liabilities of Gleacher at their respective fair values and represents management’s estimates based on available information.  The pro forma adjustments included herein may be revised as additional information becomes available and as additional analyses are performed.  The final allocation of the purchase price will be determined after the Transaction is consummated and after completion of a final analysis to determine the fair values of Gleacher’s tangible, and identifiable intangible, assets and liabilities as of the date on which the Transaction is consummated.  Accordingly, the final purchase accounting adjustments may be materially different from the pro forma adjustments presented in this Information Statement.  Increases and decreases in the fair value of net assets and other items of Gleacher as compared to information shown in this Information Statement may impact the Company’s statement of income due to amortization of the adjusted assets or liabilities.

Certain amounts in the historical consolidated financial statements of Gleacher have been reclassified to conform to the Company’s historical financial information presentation.  The

49

unaudited pro forma condensed combined financial information presented in this document does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Transaction actually been completed at the beginning of the applicable period presented, nor is it indicative of the results of operations in future periods or the future financial position of the combined company.

Note 2.  Pro Forma Adjustments

The unaudited pro forma condensed combined financial information for the Transaction includes the pro forma balance sheet as of December 31, 2008 assuming the Transaction was consummated on December 31, 2008.  The unaudited pro forma combined condensed income statements for the year ended December 31, 2008 give effect to the Transaction as if the Transaction had been consummated January 1, 2008.

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DIRECTORS AND EXECUTIVE OFFICERS

Appointment of Eric Gleacher to the Company Board as Chairman of the Board

Pursuant to the terms of the Merger Agreement, the Company has agreed to appoint Mr. Gleacher to its Board of Directors and designate him Chairman of the Board of Directors, effective at the time of the closing of the Transaction.  In connection therewith, the Company agreed to appoint Mr. Gleacher to the class of directors with a term expiring in 2011 (Class I), and also agreed that the Board of Directors of the Company would not take any action to remove Mr. Gleacher as a director for so long as he is employed under the Gleacher Employment Agreement (see “The Merger Agreement and Related Agreements -- Employment Arrangements with Eric Gleacher” for further information regarding the Gleacher Employment Agreement).

Although the Merger Agreement provides that Mr. Gleacher will be appointed to Class I, the parties have agreed that Mr. Gleacher will be nominated instead for election at the Company’s 2009 annual meeting of shareholders as a Class II director, with a term expiring in 2012.   MatlinPatterson FA Acquisition LLC, our controlling shareholder, has indicated that it intends to vote all shares of the Company that it owns in favor of Mr. Gleacher’s election to the Board of Directors at the Company’s 2009 annual meeting of shareholders.  Mr. Gleacher will be designated Chairman of the Board of Directors promptly after the later to occur of (1) his election to the Board of Directors and (2) the closing of the Transaction.

Mr. Gleacher will not qualify as an “independent director” as defined in the NASDAQ Stock Market listing standards.

Additional Information on Mr. Gleacher

Mr. Gleacher, age 69, is Chairman of Gleacher Partners, which he founded in 1990. Previously, Mr. Gleacher founded the M&A department at Lehman Brothers in 1978 and headed global M&A at Morgan Stanley from 1985 to 1990.  Mr. Gleacher is Chairman of the Institute for Sports Medicine at the Hospital for Special Surgery in New York, Chairman of the Ransome Scholarship Trust for St. Andrews University in St. Andrews, Scotland and a member of the Board of Trustees of Northwestern University.  Mr. Gleacher received an MBA from The University of Chicago Booth School of Business and a BA from Northwestern University and served as a U.S. Marine infantry officer in the 1960s.

Employment Agreement with Mr. Gleacher

Concurrently with the execution of the Merger Agreement, the Company entered into the Gleacher Employment Agreement, effective as of the closing of the Transaction.  For further information regarding the Gleacher Employment Agreement, see “The Merger Agreement and Related Agreements -- Employment Arrangements with Eric Gleacher.”

Compensation Discussion & Analysis

This Compensation Discussion and Analysis describes and analyzes the objectives, practices, policies and decisions relating to compensation awards to Eric Gleacher, who will be one of the Company’s executive officers upon the closing of the Transaction. The executive

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officers of the Company are collectively referred to as our “named executive officers” or “NEOs”.  The Executive Compensation Committee of the Board of Directors of the Company (the “Executive Compensation Committee”) is responsible for approving all compensation awarded to our NEOs

In March 2009, the Company entered into the Gleacher Employment Agreement (effective as of the closing of the Transaction, and described in this Information Statement in the section titled “The Merger Agreement and Related Agreements -- Employment Arrangements with Eric Gleacher”). The Gleacher Employment Agreement was structured to incentivize Mr. Gleacher in his new role as a senior member of the Company’s Investment Banking Division.

 Compensation Philosophy.  Fiscal year 2008 was a historically difficult year for the U.S. and global economy, characterized by a major lack of liquidity, substantially volatile and decreased asset values in nearly all asset classes, and a significant reduction in consumer and investor confidence; 2008 was also a challenging year for the Company, but in many different ways. The Company accomplished an enormous amount in 2008, while repositioning itself for the future.  The Company’s overall compensation philosophy of pay for performance has not changed, and the Company’s compensation practice continues to evolve to reflect the realities of the marketplace and the Company’s position in the markets it serves.

Objectives of the Compensation Program. In an effort to correlate executive compensation to the performance of the Company, the Executive Compensation Committee considers a number of different objectives it believes contribute to the financial well-being of the Company. In particular, the Executive Compensation Committee may reward executives for continued improvement in some or all of the following Company-wide performance measures, among others, by:

•           paying for Company and individual performance;

•           providing for long-term incentives and retention;

•           aligning executive interests with shareholders’ interests; and

•           competing effectively for key talent.

In addition, the Executive Compensation Committee recognizes that individual performance and contributions made by the NEOs in connection with implementing the Company’s strategic plan may not always be reflected in the objectives described above. The Executive Compensation Committee, therefore, also examines the growth and development of the business in relation to the Company’s strategic plan and seeks to reward executives who contribute to improvements in relation thereto and, consequently, to the performance of the Company as a whole.

The compensation program for the NEOs is designed to attract, retain and reward talented executives who have the experience and ability to contribute materially to the Company’s long-term success and thereby build value for its shareholders. The program is intended to provide competitive base salaries as well as short- and long-term incentives which align management and shareholder objectives and provide the opportunity for NEOs to participate in the success of the

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Company.  In 2008, the Company attempted to meet these objectives during a period of unprecedented challenges, including a U.S. and global economic recession.

Peer Group Companies.  As part of its analysis, the Executive Compensation Committee compares the NEOs’ compensation to the compensation of executive officers performing similar functions among a peer group of other publicly traded investment banks. This comparison takes into account the performance of the Company relative to the other companies, the executives’ comparative roles, responsibilities and performance at such companies, and the market size and composition data for such comparable companies. The Executive Compensation Committee reviews such companies’ compensation for comparison purposes but this review is not the determining factor as it is only one of many factors that are considered by the Executive Compensation Committee in setting compensation.

The peer group companies reviewed by the Executive Compensation Committee during the year included: Piper Jaffray Companies, Rodman & Renshaw Capital Group, Inc., JMP Group Inc., Stifel Financial Corp. and Cowen Group Inc. The peer group companies are all publicly traded investment banking companies that compete with the Company.

Relationship of Compensation Rewards to Objectives.  Each element of compensation described below is designed to reward different results as summarized below:

Compensation Element	Designed to Reward	Relationship to the Objectives
Base Salary	Experience, knowledge of the industry, duties and scope of responsibility	Provides a minimum, fixed level of cash compensation to attract and retain talented executives to the Company

Annual Cash Bonus	Successful performance of objectives over the course of the applicable fiscal year	Motivate and reward executives for achieving objectives

Long-term Incentive Compensation	Continued excellence and attainment of objectives over time	Motivate and reward executives to achieve long-term objectives

	Success in long-term growth and development	Align the executives’ interests with long-term stockholder interests in order to increase overall stockholder value Provide competitive compensation to attract and retain talented executives

Compensation Elements.  In the financial services industry, base salaries tend to be a relatively modest portion of the total compensation of a  company’s employees, including its executive officers, as compared to annual cash bonuses and equity-related grants. Base salaries at the Company are typically set at levels that the Executive Compensation Committee believes are generally competitive with those of executives in similar positions at comparable financial services companies. A significant portion of the total compensation has been historically paid in the form of annual cash bonuses. This practice is intended to maximize the portion of an individual’s compensation that is subject to fluctuation each year based upon corporate and individual performance. Equity-related grants make up the other important component of total

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compensation and focus on longer-term company objectives. As a result, the predominant portion of our executive officers’ compensation is directly related to short- and long-term corporate performance.

We continue to believe that the compensation of our executive officers should be structured to link the executives’ financial reward directly to the performance of the business unit they lead or, as the case may be, to the performance of the Company as a whole as well as to their individual performance.  Each element of compensation paid to the Company’s executive officers is designed to support one or more of the objectives described above.

Review.  All of the compensation elements awarded to the NEOs is subject to review by the Executive Compensation Committee. The Executive Compensation Committee believes that each NEO’s compensation package is reasonable and appropriate and that it is aligned with the interests of the Company’s shareholders.

Base Salary.  Base salaries are typically set by reference to job positions within the Company with increases as a reward for superior performance or as a means to attract or retain necessary executive talent. The Executive Compensation Committee considers the Chief Executive Officer’s recommendations in determining the salary of each of the other executive officers. Pursuant to the Gleacher Employment Agreement, Mr. Gleacher’s initial base salary will be $350,000, and will be reviewed each year and may be adjusted upward from time to time at the discretion of the Chief Executive Officer of the Company and, where appropriate, the Executive Compensation Committee.

Annual Cash Bonus.  The Executive Compensation Committee is charged with determining the appropriate annual bonus payments, if any, to the Company’s executive officers.  The specific bonus an executive receives is determined by the Executive Compensation Committee with reference to his level of responsibility, individual performance and the performance of his or her business unit and/or the Company. The Executive Compensation Committee evaluates levels of responsibility annually. The Executive Compensation Committee also makes assessments of individual performance annually after receiving the recommendations of the Chief Executive Officer. The approved recommendations are based on a number of factors, including the achievement of pre-established individual and corporate performance targets, but also initiative, business judgment, management skills and potential contribution to the firm.  Under the terms of the Gleacher Employment Agreement, Mr. Gleacher will participate in the annual bonus pool for the Investment Banking Division.  The amount of his annual bonus will be determined under terms and conditions developed by the Executive Compensation Committee, as recommended by the Chief Executive Officer of the Company.

Long-Term Equity Incentives.

Annual Grants.  The Company had historically relied upon annual grants of stock options and then, in the last several years, restricted stock and restricted stock units to retain its executive officers and to focus them on increasing shareholder value over the long term. Historically, these grants were made in mid-February in conjunction with the payment of annual cash bonuses for the prior fiscal year and were based upon job level, and Company and individual performance during the prior fiscal year.

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Deferred Compensation Plans.  Historically, the Company offered its employees, including its executive officers, tax planning opportunities through nonqualified deferred compensation plans. It first adopted the Deferred Compensation Plan for Key Employees and the Deferred Compensation Plans for Professional and Other Highly Compensated Employees (the “Predecessor Plans”). It then froze these plans in 2005 and adopted new plans (the 2005 Deferred Compensation Plan for Key Employees (the “Key Plan”) and the 2005 Deferred Compensation Plan for Professional and Other Highly Compensated Employees (the “Professional Plan”) (collectively, the “2005 Plans”)) as a result of changes in the tax laws. However, the Company has decided to freeze the 2005 Plans as well. As a result of declining participation, the costs of administrating the 2005 Plans were determined to outweigh the benefits of maintaining them.

 Equity-Based Awards Policy.  The Executive Compensation Committee makes specific stock option, restricted stock and other equity-based awards (the “Equity-Based Awards”) to employees of the Company. The Board of Directors also approves all Equity-Based Awards made to executive officers. Management of the Company provides recommendations to the Executive Compensation Committee with respect to the Equity-Based Awards and the Executive Compensation Committee meets as necessary to consider such awards on a timely basis. Equity-Based Awards approved by the Executive Compensation Committee were generally granted as of the date of approval, and the exercise price of any Equity-Based Awards (as applicable) awarded was fixed as of the closing price on the date of grant.

 Termination of Employment; Change in Control.  The Company does not have a severance plan or change in control plan in place for its employees or its executive officers generally.  Under the Gleacher Employment Agreement, Mr. Gleacher is entitled to certain severance payments upon certain terminations of his employment (see “The Merger Agreement and Related Agreements -- Employment Arrangements with Eric Gleacher”).  Equity compensation awards granted to Mr. Gleacher may also vest upon certain terminations of his employment or a change in control of the Company pursuant to their terms.  The Company believed it necessary to provide Mr. Gleacher with these protections in order to secure his employment as a senior member of the Investment Banking Division of the Company, and in light of his anticipated contributions to the future success of our Company.

Tax and Accounting.  Section 162(m) of the Code places a limit on the tax deduction for compensation in excess of $1 million paid to certain “covered employees” of a publicly held corporation (generally the corporation’s chief executive officer and its next four most highly compensated executive officers in the year that the compensation is paid). Compensation that is considered qualified “performance-based compensation” generally does not count toward the Section 162(m) $1 million deduction limit. While the Company is mindful of the limitations that Section 162(m) may have on the deductibility of compensation, the Company also determined that other reasons for compensation structure could sometimes take precedence over potential tax deductions. The Senior Management Bonus Plan is designed so that annual bonus compensation paid to our covered employees may be considered qualified performance-based compensation within the meaning of Section 162(m).  Similarly, the 2007 Incentive Compensation Plan is designed so that awards may be considered performance based compensation.

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The Company’s Board of Directors and Committees of the Board

Because MatlinPatterson controls more than 50% of the voting power of our common stock, we are a “controlled company” within the meaning of the Nasdaq Marketplace Rules. Under the Nasdaq Marketplace Rules, a controlled company is a company of which more than 50% of the voting power is held by an individual, a group or another company. Under such rules, a controlled company may elect not to comply with certain Nasdaq corporate governance requirements, including requirements that (1) a majority of the board of directors consist of independent directors, (2) compensation of officers be determined or recommended to the board of directors by a majority of its independent directors or by a compensation committee that is composed entirely of independent directors and (3) director nominees be selected or recommended by a majority of the independent directors or by a nominating committee composed solely of independent directors. Because the Company is a controlled company, we have chosen to rely on this exemption to these Nasdaq corporate governance requirements.  Following the consummation of the Transaction, we expect that MatlinPatterson will own less than 50% of the voting power of our common stock, and therefore we will no longer be a “controlled company” within the meaning of the Nasdaq Marketplace Rules.  See “Special Factors -- General Changes Resulting from the Transaction”.

The Board of Directors has three standing committees: the Audit Committee, the Executive Compensation Committee and the Committee on Directors and Corporate Governance.

Each committee described below operates under a written charter adopted by the Board, and each such charter was amended and restated in December 2007. The current charter of each of the committees is available on the Company’s website (www.bpsg.com).

The Committee on Directors and Corporate Governance.  The Board established the Committee on Directors and Corporate Governance in fiscal year 2002.  The primary purposes of the Committee are to assist the Board of Directors in developing and implementing policies and procedures intended to assure that the Board of Directors, including its standing committees, will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders on an ongoing basis; and to develop and recommend to the Board of Directors for adoption corporate governance guidelines.  Among its specific duties, the committee determines criteria for service as director, reviews candidates and considers appropriate governance practices.  The committee also oversees the evaluation of the performance of the Board of Directors and Chief Executive Officer and annually reviews the Company’s Corporate Governance Guidelines, reporting to the Board any recommended changes.  The committee considers nominees for directors proposed by shareholders.  To recommend a prospective nominee for the committee’s consideration, shareholders should submit the candidate’s name and qualifications to the Company’s Corporate Secretary in writing to the following address: Broadpoint Securities Group, Inc., 12 East 49th Street, 31st Floor New York, New York 10017, Attn: Corporate Secretary.

Until April 16, 2009, this committee was comprised of Mr. Plimpton, who served as Chair, and Mr. Pechock.  Currently, this committee is comprised of Messrs. Plimpton (who serves as Chair), Mr. Pechock and Mr. Mandel.  In identifying and recommending nominees for positions on the Board of Directors, the committee places primary emphasis on the criteria set forth in our Corporate Governance Guidelines which include judgment, diversity, age and skills, all in the context of an assessment of the perceived needs of the Board.  Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration.  The committee held three meetings during 2008.

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The Audit Committee.  The Audit Committee operates pursuant to a written charter that the Committee and the Board reviews each year to assess its adequacy. Among the primary purposes of the Audit Committee are assisting the Board of Directors in its oversight of the integrity of the Company’s financial reporting process; the Company’s systems of internal accounting and financial controls; the annual independent audit of the Company’s financial statements; the independent auditor’s qualifications and independence; the Company’s compliance with legal and regulatory requirements; and the Company’s management of market, credit, liquidity and other financial and operational risks. In addition, the Audit Committee decides whether to appoint, retain or terminate the Company’s independent auditors and pre-approves all audit, audit-related, tax and other services, if any, to be provided by the independent registered public accounting firm. The Audit Committee also prepares the Audit Committee report required by the rules of the SEC for inclusion in the Company’s annual proxy statement.

Until October 14, 2008, the Audit Committee was comprised of Mr. Yingling, who served as Chair, and Messrs. Kutnick and Nesmith. Mr. Nesmith resigned from the Board effective October 14, 2008. Currently, this committee is comprised of Messrs. Yingling (who serves as Chair), Gerard (as of April 16, 2009), Kutnick and Mandel. Each member of the Audit Committee is an “independent director” as defined in the NASDAQ Stock Market listing standards, and is independent within the meaning of Rule 10A-3 under the Exchange Act and the Company’s Corporate Governance Guidelines. The Board has determined that all Audit Committee members are financially literate in accordance with the NASDAQ Stock Market listing standards. Messrs. Yingling, Kutnick and Mandel are each qualified as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act, and the Board has determined that they have accounting and related financial management expertise within the meaning of the NASDAQ Stock Market listing standards. The Audit Committee met 15 times during 2008. The term of Mr. Kutnick expires at the Company's 2009 Annual Meeting of Stockholders and the Board has chosen not to nominate him for re-election.

The Executive Compensation Committee.  Under its charter, the primary purposes of the Executive Compensation Committee is to discharge the responsibilities of the Board of Directors relating to compensation, including implementing and reviewing executive compensation plans, policies and programs to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company’s business objectives and to align the interest of executive officers with the long-term interests of the Company’s shareholders. The committee develops and approves periodically a general compensation policy and salary structure for executive officers of the Company and reviews and approves base salaries and salary increases for, and perquisites offered to, executive officers. The committee reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer’s performance in light of those goals and objectives and establishes the individual elements of the Chief Executive Officer’s total compensation based on this evaluation. The committee also reviews and makes recommendations to the Board of Directors with respect to non-Chief Executive Officer compensation, incentive-compensation plans and equity-based plans and reviews and supervises, in coordination with management, the overall compensation policies of the Company. The committee also administers the Company’s 1999 Long-Term Incentive Plan, 2001 Long-Term

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Incentive Plan, Management Bonus Compensation Plan, Deferred Compensation Plan for Key Employees and the 2007 Incentive Compensation Plan.  In addition, the committee also prepares its report regarding the Compensation Discussion and Analysis as required by the rules and regulations of the SEC.

The committee may form, and delegate authority to, subcommittees when it deems appropriate.  The committee has the authority to retain and terminate compensation consultants to assist in the evaluation of Director, CEO or executive officer compensation, including sole authority to approve the consultants’ fees and other retention terms. The committee also has authority to obtain advice and assistance from any officer or employee of the Company or any outside legal expert or other adviser.

Until April 16, 2009, this committee was comprised of Mr. Pechock, who served as Chair, and Mr. Plimpton.  Currently, this committee is comprised of Mr. Gerard, who serves as Chair, Mr. Pechock and Mr. Plimpton. During the year 2008, the committee met 11 times.

Shareholder Communications

The Company has also adopted a procedure by which shareholders may send communications as defined within Item 407(f) of Regulation S-K under the Exchange Act, to one or more members of the Board of Directors by writing to such director(s) or to the whole Board of Directors in care of the Company’s Corporate Secretary at the following address: Broadpoint Securities Group, Inc., 12 East 49th Street, 31st Floor New York, New York 10017, Attn: Corporate Secretary. Any such communications will be promptly distributed by the Corporate Secretary to such individual director(s) or to all directors if addressed to the whole Board of Directors.

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MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO OUR SHAREHOLDERS

There will be no U.S. federal income tax consequences to a holder of our stock as a result of the Transaction.

The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code in which Gleacher is treated as merging directly with and into the Company.  It is a condition to the obligations of the Selling Parties to complete the Transaction that Gleacher receive an opinion of counsel that the Merger will be treated as a “reorganization” within the meaning of the Code.  No ruling has been or will be sought from the Internal Revenue Service, and we are not obtaining an opinion of counsel, on the tax consequences of the Transaction.

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INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement certain documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC, prior to the closing of the Transaction, will automatically update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to closing of the Transaction. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as information or proxy statements (except for information furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act).

•	Our Annual Reports on Form 10-K for the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008; and

•	Our Current Reports on Form 8-K dated February 24, 2009, March 3, 2009, March 4, 2009, April 17, 2009, April 28, 2009 and May 8, 2009.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, as described below in “Where You Can Obtain Additional Information.”

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FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” These statements are not historical facts but instead represent the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. The Company’s forward-looking statements are subject to various risks and uncertainties, including:

•	the conditions of the securities markets, generally, and acceptance of the Company’s services within those markets;

•	the effect of the announcement of the Transaction on the Company’s business relationships, operating results and business generally;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•	the amount of the costs, fees, expenses and charges related to the Transaction;

•	the Company’s ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger;

and other risks and factors identified from time to time in the Company’s filings with the SEC. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in its forward-looking statements. This Information Statement also contains statements which contemplate that the Transaction will be completed.  The Transaction is subject to regulatory and other customary closing conditions.  There can be no assurance that the Transaction will be completed.  You are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to update any of its forward-looking statements.

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SHAREHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement is delivered. A shareholder can notify the Company that the shareholder wishes to receive a separate copy of this Information Statement, or a future information statement, by written request directed to the Secretary of the Company, 12 East 49th Street, 31st Floor, New York, New York 10117 or by telephone at (212) 273-7178. Likewise, shareholders sharing an address who are receiving multiple copies of this Information Statement and wish to receive a single copy of future information statements may notify the Company at the address and telephone number listed above.

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WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Corporate Secretary
Broadpoint Securities Group, Inc.
12 East 49th Street, 31st Floor
New York, New York 10117
(212) 273-7178

We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement.  This Information Statement is dated May 14, 2009.  You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement to our shareholders does not create any implication to the contrary.

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INDEX TO FINANCIAL STATEMENTS OF GLEACHER PARTNERS INC. AND SUBSIDIARIES

Eisner LLP
Accountants and Advisors

750 Third Avenue
New York, NY 10017-2703
Tel 212.949.8700 Fax 212.891.4100
www.eisnerlip.com

INDEPENDENT AUDITORS' REPORT

To the Stockholders Gleacher Partners Inc.

We have audited the accompanying consolidated statement of financial condition of Gleacher Partners Inc. and subsidiaries (the "Company") as of December 31, 2008, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gleacher Partners Inc. and subsidiaries as of December 31, 2008, and the consolidated results of their operations and their consolidated cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

New York, New York
March 19, 2009

GLEACHER PARTNERS INC. AND SUBSIDIARIES

Consolidated Statement of Financial Condition
December 31, 2008
(expressed in United States dollars)

ASSETS
Cash and cash equivalents	$5,914,335
Accounts receivable (net of allowance of $49,189)	341,101
Prepaid expenses and other assets	159,879

Total current assets	6,415,315

Furniture, equipment and leasehold improvements, net	399,946

$6,815,261

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accrued compensation and benefits	$1,469,061
Accounts payable and accrued liabilities	314,025
Current maturity of bank loan	312,500
Deferred revenue	123,504

Total current liabilities	2,219,090

Long-term debt, net of current maturity:
Bank loan	312,500
Note payable - stockholder (including accrued interest of $424,170)	2,769,686

Total liabilities	5,301,276

Minority interest in consolidated subsidiary	362,449

Commitments and contingencies (Notes D and K)

Stockholders' equity:
Common stock; $.01 par value, authorized 100,000 shares, issued
and outstanding 28,132 shares	281
Additional paid-in capital	2,439,904
Accumulated deficit	(1,714,579)
Accumulated other comprehensive income	425,930

Total stockholders' equity	1,151,536

$6,815,261

GLEACHER PARTNERS INC. AND SUBSIDIARIES

Consolidated Statement of Operations
Year Ended December 31, 2008
(expressed in United States dollars)

Revenues:
Advisory fees	$13,947,281
Interest income	71,998
Other	361,952

14,381,231

Expenses:
Compensation and benefits	9,278,173
Rent and occupancy	2,050,402
Professional fees	1,051,284
Communication and research	490,061
Other	1,497,113

14,367,033

Operating income	14,198

Interest expense	253,498

Loss before loss attributable to minority interestholders and
provision for income taxes	(239,300)

Provision for income taxes	56,290

Net loss before loss attributable to minority interestholders	(295,590)

Loss attributable to minority interestholders	2,871

Net loss	$(292,719)

GLEACHER PARTNERS INC. AND SUBSIDIARIES

Consolidated Statement of Changes in Stockholders' Equity
Year Ended December 31, 2008
(expressed in United States dollars)

					Accumulated
			Additional		Other
	Common Stock		Paid-in	Accumulated	Comprehensive		Comprehensive
	Shares	Amount	Capital	Deficit	Income (Loss)	Total	Income (Loss)
Balance - January 1, 2008	30,132	$301	$2,639,927	$(1,421,860)	$443,044	$1,661,412
Repurchase of common stock	(2,000)	(20)	(200,023)			(200,043)
Net loss				(292,719)		(292,719)	$(292,719)
Foreign currency translation adjustment					(17,114)	(17,114)	(17,114)
Total comprehensive loss							$(309,833)

Balance - December 31, 2008	28,132	$281	$2,439,904	$(1,714,579)	$425,930	$1,151,536

GLEACHER PARTNERS INC. AND SUBSIDIARIES

Consolidated Statement of Cash Flows
Year Ended December 31, 2008
(expressed in United States dollars)

Cash flows from operating activities:
Net loss	$(292,719)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	177,977
Loss attributable to minority interestholders	(2,871)
Accrued interest on note payable - stockholder	205,162
Realized gain on sale of investments	(4,225)
Changes in:
Accounts receivable	338,628
Prepaid expenses and other assets	28,599
Accrued compensation and benefits	292,304
Accounts payable and accrued liabilities	(60,669)
Deferred revenue	(138,595)

Net cash provided by operating activities	543,591

Cash flows from investing activities:
Purchases of furniture & equipment	(31,457)
Proceeds from sale of investments	170,079

Net cash provided by investing activities	138,622

Cash flows from financing activities:
Principal payment of bank loan	(312,500)
Stock repurchase	(200,043)

Net cash used in financing activities	(512,543)

Effects of exchange rate changes on cash	(17,114)

Net increase in cash and cash equivalents	152,556
Cash and cash equivalents - beginning of year	5,761,779

Cash and cash equivalents - end of year	$5,914,335

Supplemental cash flow disclosures:
Cash paid for interest	$48,337
Cash paid for taxes	$56,290

GLEACHER PARTNERS INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements December 31, 2008

NOTE A - ORGANIZATION

Gleacher Partners Inc. (the "Company"), is a Delaware Corporation.  The Company has no operations and is primarily a holding Company.  The Company owns 89.9% of Gleacher Holdings LLC ("GH LLC"), and the remaining 10.1% of GH LLC represents ownership by two professionals employed by Gleacher Partners LLC ("GP LLC").  GH LLC owns 100% of GP LLC, Gleacher Partners (Asia) Limited and Gleacher Partners Ltd.

GP LLC is the operating entity which is a registered broker-dealer with the Securities and Exchange Commission ("SEC") and is a member of the Financial Industry Regulatory Authority ("FINRA").  GP LLC does not carry customer accounts; as such, it claims exemption from SEC Rule 15c3-3 pursuant to Section k(2)(ii) of that rule.  GP LLC provides corporate and investment banking advisory services.

Gleacher Partners Ltd. ("GP Ltd") is an entity registered in the United Kingdom.  Operations in the United Kingdom ceased in early 2007.  GP Ltd is in the process of being liquidated.  Gleacher Partners (Asia) Limited ("GP Asia") was registered in Hong Kong.  GP Asia has not conducted any operations since inception and was dissolved on February 13, 2009.

GH LLC maintains the operating lease and fixed assets for the Company.  GH LLC does not earn revenues except for rental income through sub-lease of its office premises.

The accompanying consolidated financial statements include the accounts of the Company and its wholly- and majority-owned subsidiaries.  All significant intercompany balances and transactions have been eliminated.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]	Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

[2]	Revenue recognition:

The Company recognizes and records advisory service revenues and expenses based on service agreements.  Rental income is recognized in the month earned pursuant to lease agreements and reflected in other income.

[3]	Cash and cash equivalents:

Cash and cash equivalents consist of operating cash, and a certificate of deposit with a bank.  Terms of the certificate of deposit provide for withdrawal of funds at any time without penalty.

[4]	Furniture, equipment and leasehold improvements:

Furniture and equipment are stated at cost and depreciated on a straight-line basis over their estimated useful lives, generally five years.  Leasehold improvements are amortized on a straight-line basis over the lesser of their estimated useful lives, or the remaining term of the lease.

GLEACHER PARTNERS INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
December 31, 2008

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

[5]	Impairment of long lived assets:

In accordance with Statement of Financial Accounting Standards (''SFAS'') No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"), the Company records impairment losses on long-lived assets used in operations or expected to be disposed of when indicators of impairment exist and the cash flows expected to be derived from those assets are less than carrying amounts of those assets.  The Company has not recorded any impairment charge for the year ended December 31, 2008.

[6]	Income taxes:

The Company is a Subchapter S Corporation pursuant to the Internal Revenue Code.  As such, the shareholders are responsible for income taxes that result from the Company's operations.  Accordingly, no provision for federal and state income taxes has been made in the accompanying consolidated financial statements.  Appropriate provision for local taxes has been made.

[7]	Foreign currency translation:

The functional currency of the Company's foreign subsidiary ("GP Ltd") is the local country's currency, the British Pound.  In accordance with Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation" ("FAS 52"), the assets and liabilities of the Company's international subsidiaries are translated at their respective period-end exchange rates, and expenses are translated at average currency exchange rates for the period.  The resulting balance sheet translation adjustments are included in "Comprehensive income (loss)" and are reflected as a separate component of stockholders' equity (deficit).  Foreign currency transaction gains and losses are included in results of operations.

[8]	Allowance for doubtful accounts:

The Company performs ongoing credit evaluations of its customers and maintains allowances for potential credit issues based on historical trends.

NOTE C - FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Furniture, equipment and leasehold improvements consist of:

December 31,
2008

Furniture and equipment	$1,848,525
Leasehold improvements	420,308

2,268,833
Less: accumulated depreciation and amortization	1,868,887

$399,946

Depreciation and amortization expense for the year ended December 31, 2008 amounted to $177,977.

GLEACHER PARTNERS INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
December 31, 2008

NOTE D - BANK LOANS, LINE OF CREDIT AND NOTE PAYABLE

GH LLC is indebted to a bank pursuant to a promissory note dated December 27, 2006.  Principal payments of $312,500 are due on the anniversary of the note in 2009 and 2010.  Interest is charged at the three-month LIBOR rate plus 1.5% and is paid monthly.  Additionally, GH LLC has a $2,000,000 line of credit with the same bank.  Terms of the line of credit require GH LLC to maintain a zero balance for at least 30 days during each year.  GH LLC drew down $500,000 which was outstanding for 26 days during 2008.  Interest on outstanding amounts is charged at the three-month LIBOR plus 1.5% and is paid monthly.  There was no balance outstanding on the line of credit at December 31, 2008.  The line of credit expires on July 5, 2009.

On January 3, 2006, the Company repurchased 33,000 shares from the majority shareholder in return for a promissory note in the amount of $3,413,516.  The note carried interest at 4.48% per annum with annual principal amortization of $682,703.  The Company paid $152,925 in interest on the note on December 29, 2006.  On January 3, 2007, the note was renegotiated with interest, calculated at 8% per annum, and the remaining principal is due on January 3, 2011.  On May 14, 2007, the Company issued shares to the stockholder whereby the principal of the note was reduced by $1,068,000.  During 2007 and 2008, the Company accrued interest of $219,008 and $205,162 respectively, on the note.  At December 31, 2008, the outstanding balance on the note is $2,769,686 which includes $424,170 of accrued interest.

Scheduled maturities of the principal on the note payable and bank loan are as follows:

Year Ending
December 31,	Amount

2009	$312,500
2010	312,500
2011	2,769,686

$3,394,686

NOTE E - DEFERRED REVENUE

Management fees related to the Mezzanine Investment Funds are paid to GP LLC every six months, in advance.  Deferred revenue on the accompanying consolidated statement of financial condition represents the unearned portion of these management fees.  Management fees earned were approximately $403,000 for the year ended December 31, 2008 and are included in advisory fees in the accompanying consolidated statement of operations.

NOTE F - REGULATORY REQUIREMENTS

As a broker-dealer registered with the SEC and the National Association of Securities Dealers, Inc., GP LLC is subject to the SEC Uniform Net Capital Rule 15c3-1 (the "Rule") and has elected to compute its net capital based upon the alternative method pursuant to SEC Rule 15c3-3.  The Rule requires the maintenance of minimum net capital calculated at the greater of $250,000 or 2% of aggregate debit items.  At December 31, 2008, GP LLC had net capital of $3,945,215 which was $3,695,215 in excess of its required net capital of $250,000.

GLEACHER PARTNERS INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
December 31, 2008

NOTE G - RETIREMENT PLAN

Employees of GP LLC may elect to participate in a defined contribution plan which meets the requirements of Section 401(k) of the Internal Revenue Code (the "Plan").  The Company may contribute a match of up to 3% of eligible employee compensation that vests over a three-year period as defined in the Plan.  For the year ended December 31, 2008, management has elected not to match employee contributions.

NOTE H - RELATED PARTY TRANSACTIONS

The Company has entered into various service agreements with affiliates.  The affiliates provide certain administrative services to the Company, including the use of premises and fixed assets and payment to certain third-party vendors for which the Company provides reimbursement.  Total payments to these affiliates for the year ended December 31, 2008 were approximately $1,688,000.

The Company periodically advances funds for short term operations of affiliates that are reimbursable to the Company.  Included on the consolidated statement of financial condition is a due from affiliates of approximately $157,000 which relates to reimbursable advances made by the Company and due to affiliates of approximately $34,000 which relates to reimbursement of amounts funded on behalf of the Company.

NOTE I - EQUITY

At December 31, 2008, the Company had 28,132 shares issued and outstanding.  According to the stockholder agreement, no stockholder has a right to directly or indirectly sell, assign, pledge or transfer all or any shares without prior consent of the Board of Directors.  The Board of Directors has the right to call the shares at its sole discretion by giving a 14-day written notice to the stockholder.  Moreover, the Board of Directors has the sole discretion to take any action it deems necessary regarding the shares in case of a liquidating event.  In the event of a change in control and the Board of Directors calls the shares, the Company may be required to recognize compensation cost based on guidance in SFAS 123(R), "Share-Based Payment".

NOTE J - RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (''FASB'') issued SFAS No. 157, "Fair Value Measurements" ("FAS 157").  FAS 157 requires use of a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels: quoted market prices in active markets for identical assets and liabilities (Level 1), inputs other than quoted market prices that are observable for the asset or liability, either directly or indirectly (Level 2), and unobservable inputs for the asset and liability (Level 3).  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The Company believes the adoption of FAS 157 did not have a material effect on its financial statements.

GLEACHER PARTNERS INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
December 31, 2008

NOTE J - RECENT ACCOUNTING PRONOUNCEMENTS  (CONTINUED)

In July 2006, FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), as amended, was issued and is effective for nonpublic entities for fiscal years beginning after December 15, 2008. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return.  FIN 48 requires the managing member to determine whether a tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on technical merits of the position.  FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to the Company's consolidated financial statements as of the beginning of the year of adoption.  The Company does not expect that adoption of FIN 48 will result in a material impact on the Company's consolidated financial statements.  However, the Company's conclusion may be subject to adjustment at a later date based on factors including additional implementation guidance from the Financial Accounting Standards Board and ongoing analyses of tax laws, regulations and related interpretations.  No returns of the Company have been audited, therefore all years which are statutorily open are subject to examination by the appropriate taxing authorities.  Any interest and penalties determined to result from uncertain tax positions will be classified as interest expense and other general and administrative expenses.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159").  The fair value option established by FAS 159 permits, but does not require, all entities to choose to measure eligible items at fair value at specified election dates.  An entity would report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date.  FAS 159 is applicable to the Company from January 1, 2008.  The Company did not elect to apply the fair value option to any eligible assets or liabilities.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51" ("FAS 160").  This standard establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  The guidance will become effective as of the beginning of the Company's fiscal year beginning after December 15, 2008.  The Company is currently assessing the impact of the adoption of FAS 160 on the Company's financial position and results of operations.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161").  FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows.  FAS 161 also improves transparency about the location and amounts of derivative instruments in an entity's financial statements; how derivative instruments and related hedged items are accounted for under Statement 133; and how derivative instruments and related hedged items affect its financial position, financial performance, and cash flows.  FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  The Company is evaluating the impact of the adoption of FAS 161 on its consolidated financial statements but believes the adoption of FAS 161 will not have a material effect on its consolidated financial position and results of operations.

GLEACHER PARTNERS INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
December 31, 2008

NOTE K - COMMITMENTS AND CONTINGENT LIABILITIES

Operating leases:

Minimum annual rentals payable under non-cancelable operating leases for the Company's office space and equipment leases are the following:

Year Ending
December 31,	Amount

2009	$1,602,768
2010	534,256

$2,137,024

The Company has entered into a sub-lease for a portion of its office space.  Pursuant to the sub-lease the minimum annual rental income is as follows:

Year Ending
December 31,	Amount

2009	$255,171
2010	85,548

$340,719

The Company is the beneficiary of letters of credit from the sub-tenant in the amount of $86,000 to secure the performance of the sub-lease.

NOTE L - SUBSEQUENT EVENTS

[1]	Subsequent to December 31, 2008 and in a single transaction, the Company sold 19,798 shares of common stock to existing shareholders and received proceeds of $1,979,800.

[2]
On March 3, 2009, the Company announced its merger with Broadpoint Securities Group, Inc. (BPSG on NASDAQ).  Subject to receiving certain regulatory approvals, the deal is expected to close on or before June 30, 2009.

GLEACHER PARTNERS INC.

Consolidated Statement of Financial Condition - Unaudited
December 31, 2007

ASSETS
Cash and cash equivalents	$5,761,779
Accounts receivable (net of allowance of $52,485)	679,734
Prepaid expenses and other assets	354,336
Furniture, equipment and leasehold improvements, net	546,466

TOTAL ASSETS	$7,342,315

LIABILITIES
Current liabilities:
Accrued compensation and benefits	$1,176,762
Accounts payable and accrued liabilities	374,698
Current maturities of long term debt	312,500
Deferred revenue	262,099

TOTAL CURRENT LIABILITIES	2,126,059

Long term debt, net of current maturities:
Bank Loan	625,000
Note Payable – stockholder	2,564,524

TOTAL LIABILITIES	5,315,583

Minority Interest in consolidated subsidiary	365,320

STOCKHOLDERS’ EQUITY
Common Stock; $.01 par value, authorized 100,000 shares, issued 30,132 shares	301
Additional Paid in Capital	2,639,927
Retained Earnings	(1,421,860)
Other Comprehensive Income	443,044

TOTAL STOCKHOLDERS’ EQUITY	1,661,412

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,342,315

GLEACHER PARTNERS INC.

Consolidated Statement of Operations - Unaudited
Year Ended December 31, 2007

Revenues:
Advisory fees	$22,266,199
Interest income	200,493
Other	284,527

22,751,219

Expenses:
Compensation and benefits	15,427,296
Rent and occupancy	2,637,443
Professional fees	1,116,056
Communication and research	493,534
Loss on disposal of assets	1,137,058
Other	1,724,673

22,536,060

Operating Income	215,159

Interest expense	315,256

Net loss before Minority Interest	(100,097)

Minority interest	(9,526)

Net Loss	$(109,623)

GLEACHER PARTNERS INC.

Statement of Changes in Stockholders’ Equity - Unaudited
Year Ended December 31, 2007

	Common Stock				Accumulated Other
	Shares	Par Value	Additional Paid	Accumulated	Comprehensive	Total
			in Capital	Deficit	Income
Balance - December 31, 2006	18,294	$183	$1,432,278	$(1,312,237)	$391,465	$535,689
Issue - 16,402 shares of Common Stock	16,402	164	1,640,036			1,640,200
Repurchase – 4,564 shares of Common Stock	(4,564)	(46)	(432,387)			(432,433)
Net Income (Loss)				$(109,623)	51,579	(58,044)

Balance - December 31, 2007	30,132	$301	$2,639,927	$(1,421,860)	$443,044	$1,661,412

GLEACHER PARTNERS INC.

Consolidated Statement of Cash Flows - Unaudited
Year Ended December 31, 2007

Cash flows from operating activities:
Net loss	$(109,623)
Add: Depreciation	180,394
Accrued interest on note payable - stockholder	219,008
Loss on disposal of leasehold and equipment	1,137,058
Minority interest	9,526

Adjustments to reconcile net loss to net cash provided by operating activities:
Changes in:
Accounts receivable	1,608,081
Prepaid expenses and other	4,078
Accrued compensation and benefits	(293,472)
Accounts payable and accrued liabilities	(367,593)
Deferred revenue	(1,073,423)

Net cash provided by operating activities	1,314,034

Cash flows from financing activities:
Proceeds from issuance of common stock	572,200
Proceeds from subsidiary equity issuance	215,000
Commons stock repurchase	(432,433)
Subsidiary equity interest repurchase	(287,609)

Net cash provided by financing activities	67,158

Cash flows from investing activities:
Purchase of furniture & equipment	(120,579)
Purchase of investment and marketable securities	(175,542)

Net cash used for investing activities	(296,121)

Effects of exchange rate changes on cash	51,579

Net increase in cash and cash equivalents	1,136,650

Cash and cash equivalents - beginning of year	4,625,129

Cash and cash equivalents - end of year	$5,761,779

Supplemental cash flow disclosures:
Cash paid for interest	$96,247

NOTES TO 2007 CONSOLIDATED FINANCIAL STATEMENTS – UNAUDITED

NOTE A - ORGANIZATION

Gleacher Partners Inc. (the "Company"), is a Delaware Corporation. The Company owns 89.9% of Gleacher Holdings LLC (“GH LLC”), and the remaining 10.1% of GH LLC pertains to minority interest, which represents ownership by two professionals employed by Gleacher Partners LLC (“GP LLC”). GH LLC owns 100% of GP LLC, Gleacher Partners (Asia) Limited and Gleacher Partners Ltd.

GP LLC is the operating entity which is a registered broker-dealer with the Securities and Exchange Commission ("SEC") and is a member of the Financial Industry Regulatory Authority (“FINRA”).  GP LLC does not carry customer accounts; as such, it claims exemption from SEC Rule 15c3-3 pursuant to Section k(2)(ii) of that rule.  GP LLC provides corporate and investment banking advisory services.

Gleacher Partners Ltd (“GP Ltd”) is an entity registered in the United Kingdom.  Operations in the United Kingdom ceased in early 2007.  GP Ltd is in the process of being liquidated. Gleacher Partners (Asia) Limited (“GP Asia”) was registered in Hong Kong. GP Asia has not conducted any operations since inception and it was dissolved on February 13, 2009.

GH LLC maintains the operating lease and the fixed assets for the Company. GH LLC does not earn revenues except for the rental income through sub-lease of its office premises.

The accompanying consolidated financial statements include the accounts of the Company and its wholly and majority owned subsidiaries.  All significant intercompany balances and transactions have been eliminated.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]	Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

[2]	Revenue recognition:

The Company recognizes and records advisory service revenues and expenses based on service agreements.  Rental income is recognized in the month earned pursuant to lease agreements and reflected in other income.

[3]	Cash and cash equivalents:

Cash equivalents consist of operating cash, a deposit in a money market fund and an interest bearing account with a bank. Terms of the bank interest bearing account provide for withdrawal of funds at any time without penalty.

[4]	Furniture, equipment and leasehold improvements

Furniture and equipment are stated at cost and depreciated on a straight-line basis over their estimated useful lives, generally five years.  Leasehold improvements are amortized on a straight-line basis over the lesser of their estimated useful lives, or the remaining term of the lease.

In accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“FAS 144”), the Company records impairment losses on long-lived assets used in operations or expected to be disposed of when indicators of impairment exist and the cash flows expected to be derived from those assets are less than carrying amounts of those assets. The Company has not recorded any impairment charge for the year ended December 31, 2007.

NOTES TO 2007 CONSOLIDATED FINANCIAL STATEMENTS – UNAUDITED - CONTINUED

[5]	Income taxes:

The Company is a Subchapter S Corporation pursuant to the Internal Revenue Code.  As such, the shareholders are responsible for income taxes that result from the Company's operations.  Accordingly, no provision for federal or state income taxes has been made in the accompanying consolidated financial statements.   Appropriate provision for city taxes has been made.

[6]	Foreign Currency Translation

The functional currency of the Company’s foreign subsidiary is the local country’s currency, the British Pound. In accordance with Statement of Financial Accounting Standards No. 52, Foreign Currency Translation (“FAS 52”), the assets and liabilities of the Company’s international subsidiaries are translated at their respective period-end exchange rates, and expenses are translated at average currency exchange rates for the period. The resulting balance sheet translation adjustments are included in “Other comprehensive income (loss)” and are reflected as a separate component of stockholders’ equity (deficit). Foreign currency transaction gains and losses are included in results of operations.

[7]	Allowance for Doubtful Accounts

The Company performs ongoing credit evaluations of its customers and maintains allowances for potential credit issues based on historical trends.

NOTE C – FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Furniture, equipment and leasehold improvements consist of:
December 31,
2007

Furniture and equipment	$1,817,068
Leasehold improvements	420,308
2,237,376

Less: Accumulated depreciation and amortization	1,690,910

$546,466

Depreciation and amortization expense for the period ended December 31, 2007 amounted to $180,394.

NOTE D – BANK LOANS, LINE OF CREDIT AND NOTE PAYABLE

GH LLC is indebted to Bank of America, NA pursuant to a promissory note dated December 27, 2006.  Principal payments of $312,500 are each due on the anniversary of the note in 2008, 2009 and 2010.  Interest is charged at 3 month LIBOR + 1.5% and interest is paid monthly.  Additionally, GH LLC has a $2 million line of credit with Bank of America, NA.  Terms of the line of credit call for GH LLC to maintain a zero outstanding balance for at least 30 days during each year.  Interest on outstanding amounts is charged at the BBA LIBOR + 1.5% and is paid monthly.

On January 3, 2006 the Company repurchased 33,000 shares from the majority shareholder in return for a promissory note in the amount of $3,413,516.  The note carried interest at 4.48% per annum with annual principal amortization of $682,703.  The Company paid $152,925 in interest on the note on December 29, 2006.  On January 3, 2007 the note was renegotiated with interest at 8% per annum and the principal due on January 3, 2011.  On May 14, 2007 the Company issued shares to the stockholder whereby the principal of the note was reduced by $1,068,000.  During 2007 the Company accrued interest of $219,008 on the note.  At December 31, 2007 the outstanding balance on the note is $2,564,524 which includes $219,008 of accrued interest.

NOTES TO 2007 CONSOLIDATED FINANCIAL STATEMENTS – UNAUDITED - CONTINUED

Scheduled maturities of the principal on notes payable / subordinated debt are as follows:

Year Ending
December 31,	Amount

2008	$312,500
2009	312,500
2010	312,500
2011	2,564,524

$3,502,024

NOTE E - DEFERRED REVENUE

Management fees related to the Mezzanine Investment Funds (“Mezzanine”) are paid to GP LLC every six months, in advance.  Deferred revenue on the accompanying statement of financial condition represents the unearned portion of these management fees.  Management fees earned were approximately $1,231,000 for the year ended December 31, 2007 and are included in advisory fees in the accompanying statement of operations.

NOTE F - REGULATORY REQUIREMENTS

As a broker-dealer registered with the SEC and the National Association of Securities Dealers, Inc., GP LLC is subject to the SEC Uniform Net Capital Rule 15c3-1 (the "Rule") and has elected to compute its net capital based upon the alternative method pursuant to SEC Rule 15c3-3.  The Rule requires the maintenance of minimum net capital calculated at the greater of $250,000 or 2% of aggregate debit items.  At December 31, 2007, GP LLC had net capital of $3,426,000 which was $3,176,000 in excess of its required net capital of $250,000.

NOTE G - RETIREMENT PLAN

Employees of GP LLC may elect to participate in a defined contribution plan which meets the requirements of Section 401(k) of the Internal Revenue Code (the "Plan").  The Company may contribute a match of up to 3% of eligible employee compensation that vests over a three-year period as defined in the Plan.  For the year ended December 31, 2007, the Company contributed $108,000 to the Plan.

NOTE H - RELATED PARTY TRANSACTIONS

The Company has entered into various service agreements with affiliates.  The affiliates provide certain administrative services to GP LLC, including the use of premises and fixed assets and payment to certain third-party vendors for which GP LLC provides reimbursement.  Total payments with affiliates for the year ended December 31, 2007 were approximately $2,178,000.

Included in securities owned, at fair value, are investments in the Mezzanine Funds totaling approximately $161,000.

The Company periodically advances funds for short term operations of affiliates that are reimbursable to the Company.  Included on the consolidated statement of financial condition is a due from affiliates of approximately $261,000.

NOTE I – EQUITY

At December 31, 2007, the Company had 30,132 shares issued and outstanding.  According to the stockholder agreement, no stockholder has a right to directly or indirectly sell, assign, pledge or transfer all or any shares

NOTES TO 2007 CONSOLIDATED FINANCIAL STATEMENTS – UNAUDITED - CONTINUED

without prior consent of the Board of Directors.  The Board of Directors has the right to call the shares at its sole discretion by giving a 14-day written notice to the stockholder.

NOTE J – RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 requires use of a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels: quoted market prices in active markets for identical assets and liabilities (Level 1), inputs other than quoted market prices that are observable for the asset or liability, either directly or indirectly (Level 2), and unobservable inputs for the asset and liability (Level 3).  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company believes the adoption of FAS 157 does not have a material effect on the financial statements.

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 (“FIN 48”), was issued and is effective for nonpublic entities for fiscal years beginning after December 15, 2007. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return.  FIN 48 requires the Managing Member to determine whether a tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on technical merits of the position.  FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to the Company’s financial statements as of the beginning of the year of adoption. The Company does not expect that adoption of FIN 48 will result in a material impact on the Company’s financial statements.  However, the Company’s conclusion may be subject to adjustment at a later date based on factors including additional implementation guidance from the Financial Accounting Standards Board and ongoing analyses of tax laws, regulations and related interpretations.

In February 2007 , the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“FAS 159”). The fair value option established by FAS 159 permits, but does not require, all entities to choose to measure eligible items at fair value at specified election dates. An entity would report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. The Company did not elect the fair value option.

In December 2007 , the FASB issued Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51 (“FAS 160”). This standard establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The guidance will become effective as of the beginning of the Company’s fiscal year beginning after December 15, 2007. The Company is currently assessing the impact of the adoption of FAS 160 on the Company’s financial position and results of operations.

Note K – Commitments and Contingent Liabilities

[1]  Operating Leases:

           Minimum annual rentals under non-cancelable operating leases for the Company’s office space and equipment leases are the following:

Year Ending
December 31,	Amount

2008	$1,602,768
2009	$1,602,768
2010	$534,256

NOTES TO 2007 CONSOLIDATED FINANCIAL STATEMENTS – UNAUDITED - CONTINUED

           The Company has entered into a sub-lease for a portion of its office space.  Pursuant to the sub-lease the minimum annual rental income are as follows:

Year Ending
December 31,	Amount

2008	$175,896
2009	$255,171
2010	$85,548

The Company is the beneficiary of letters of credit from the sub-tenant in the amount of $86,000 to secure the performance of the sub-lease.

ANNEX A – AGREEMENT AND PLAN OF MERGER

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

BROADPOINT SECURITIES GROUP, INC.,

MAGNOLIA ADVISORY LLC,

GLEACHER PARTNERS INC.,

CERTAIN STOCKHOLDERS OF GLEACHER PARTNERS INC.,

and

EACH OF THE HOLDERS OF INTERESTS IN GLEACHER HOLDINGS LLC

Dated as of March 2, 2009

TABLE OF CONTENTS

Page

i

Exhibits

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of March 2, 2009 by and among Broadpoint Securities Group, Inc., a New York corporation (“Parent”), Magnolia Advisory LLC, a Delaware limited liability company (“Merger Sub” and together with Parent, the “Buying Parties”), Gleacher Partners Inc., a Delaware corporation (the “Company”), certain stockholders (the “Signing Stockholders”) of the Company signatory hereto, and each of the holders of interests in Gleacher Holdings LLC, a Delaware limited liability company (“Holdings”), signatory hereto (each such holder, other than the Company, a “Holder”, and collectively the “Holders”, and together with the Signing Stockholders, the “Selling Parties”).

RECITALS

WHEREAS, (a) the stockholders of the Company (each, a “Stockholder” and collectively the “Stockholders”) own all of the issued and outstanding shares of common stock (the “Company Shares”), par value $.01 per share of the Company (“Company Common Stock”), as set forth in Exhibit A hereto, and (b) the Holders own all the issued and outstanding membership interests in Holdings that are not owned by the Company (the “Interests”), in each case as set forth in Exhibit A hereto;

WHEREAS each of the respective Boards of Directors of Parent and the Company, and Parent, as sole member of Merger Sub, have approved the merger (the “Merger”) of the Company with and into Merger Sub on the terms and subject to the conditions set forth in this Agreement, whereby each issued and outstanding share of Company Common Stock shall be converted into the right to receive shares of common stock, par value $.01 per share, of Parent (“Parent Common Stock”) or cash, or a combination thereof, as provided in Section 2.7(c) hereof;

WHEREAS, for U.S. federal income tax purposes it is intended that (i) the Merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) this Agreement shall be, and hereby is, adopted as a “plan of reorganization” for purposes of Sections 354 and 361 of the Code; and (iii) Parent and the Company will each be a party to a reorganization within the meaning of Section 368 of the Code;

WHEREAS, concurrently with the execution of this Agreement, each of Eric Gleacher, Jeffrey Tepper and Kenneth Ryan (collectively, the “Principal Stockholders”) are entering into an Employment Agreement and a Non-Competition and Non-Solicitation Agreement, each in the form attached hereto as Exhibit B (collectively, the “Employment and Non-Competition Agreements”);

WHEREAS, concurrently with the execution of this Agreement, each of the employees of the Company set forth on Exhibit C hereto is entering into a Non-Competition Agreement in the form set forth in Exhibit D (the “Non-Competition Agreements”);

WHEREAS, concurrently with the execution of this Agreement, MatlinPatterson FA Acquisition LLC (the “Parent Principal Stockholder”) is executing a written consent (the

“Stockholders Consent”) approving (i) an amendment, to become effective at the time of Closing (as defined below), to the Amended and Restated Certificate of Incorporation of Parent (as amended to the date hereof, the “Parent Charter”) to increase the number of authorized shares of Parent Common Stock and to change the name of Parent to Broadpoint Gleacher Securities Group, Inc. (the “Charter Amendment”) and (ii) the issuance of Parent Common Stock pursuant to the Merger (the “Share Issuance”) as required by the rules of the NASDAQ Global Market;

WHEREAS, it is contemplated that, after the Closing (as defined below), the employees and assets of the Company and its Subsidiaries will be transferred to Broadpoint Capital, Inc., and Broadpoint Capital, Inc. will be renamed Broadpoint Gleacher Capital, Inc.; and

WHEREAS, Parent, Merger Sub, the Company and the Selling Parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND DEFINED TERMS

Section 1.1 Definitions and Defined Terms.

(a)           Unless the context otherwise requires or as otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth below:

“Accounts Receivable” shall mean:  (i) all trade accounts receivable and other rights to payment from customers of the business of the Company and its Subsidiaries and the full benefit of all security for such accounts or rights to payment, including all trade accounts receivable representing amounts receivable in respect of goods shipped or products sold or services rendered to customers of the Company or its Subsidiaries; (ii) all other accounts or notes receivable of the Company and its Subsidiaries and the full benefit of all security for such accounts or notes; and (iii) any claim, remedy or other right related to any of the foregoing.

“Affiliate” shall mean with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by or is under common control with that Person.  For purposes of this definition, a Person has control of another Person if it has the direct or indirect ability or power to direct or cause the direction of management policies of such other Person or otherwise direct the affairs of such other Person, whether through ownership of more than fifty percent (50%) of the voting securities of such other Person, by Contract or otherwise.

“Alternative Proposal” shall mean any inquiry or proposal relating to a sale of stock, merger, consolidation, share exchange, business combination, partnership, joint venture, disposition of assets (or any interest therein) or other similar transaction involving the Stockholders or the Company or its Subsidiaries.

“Ancillary Agreements” shall mean the Employment and Non-Competition Agreements, the Non-Competition Agreements, the Registration Rights Agreement, the Escrow Agreement

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and the Trademark Agreement, provided, that, solely for purposes of Article X (Indemnification) the term “Ancillary Agreements” shall not include the Employment and Non-Competition Agreements and the Non-Competition Agreements.

“Business Day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Company Charter Documents” shall mean the organizational documents including, as applicable, the certificate of incorporation or formation, the by-laws or the limited liability company agreement of each of the Company and its Subsidiaries.

“Company Intellectual Property” shall mean all Intellectual Property that is owned or held by or on behalf of the Company or its Subsidiaries or that is being used by or in the Company business as it is currently conducted by the Company and its Subsidiaries.

“Consent” shall mean any consent, approval, waiver or authorization of, notice to, permit, or designation, registration, declaration or filing with, any Person.

“Contract” shall mean, whether written or oral, any note, bond, mortgage, indenture, contract, agreement, permit, license, lease, purchase order, sales order, arrangement or other commitment, obligation or understanding (including, without limitation, any understanding with respect to pricing) to which a Person is a party or by which a Person or its assets or properties are bound.

“Debt” shall mean any credit facilities, notes, trade liabilities, other indebtedness (excluding, however, capital leases other than currently due payments of arrearages) and deferred compensation arrangements of the Company and its Subsidiaries.

“Disclosure Schedule” shall mean the disclosure schedule delivered by the Selling Parties to Parent or by Parent to the Selling Parties’ Representative, as the case may be, concurrently with the execution of this Agreement.

“Employee Stock Incentive Plans” means Parent’s:  (i) 1989 Stock Incentive Plan, (ii) 1999 Long-Term Incentive Plan (Amended and Restated Through April 27, 2004, as amended), (iii) 2001 Long-Term Incentive Plan, as amended, (iv) Restricted Stock Inducement Plan for Descap Employees, as amended, (v) 2003 Directors’ Stock Plan, as amended, (vi) 2007 Incentive Compensation Plan and (vii) any amendments, replacements or new plans, in each case, approved by the Parent Board or any duly authorized committee thereof, including, without limitation, any employee stock purchase plans; provided that, all shares of Parent Common Stock (or options, warrants or other rights to purchase such shares of Common Stock) issued pursuant to such amendments, replacements or new plans are either exempt from, or issued in compliance with the requirements of Section 409A of the Code and the guidance thereunder.

“Employee Stock Options” means any stock options granted pursuant to any Employee Stock Incentive Plan.

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“Environmental Law” shall mean any Law relating to the environment, natural resources, or safety or health of humans or other living organisms, including the manufacture, distribution in commerce and use or Release of any Hazardous Substance.

“Exchange Act” shall mean the Securities Exchange Act of 1934 and the rules and regulations of the SEC thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“GAAP” shall mean United States generally accepted accounting principles.

“Governmental Authority” shall mean any federal, state, local or foreign government or any subdivision, agency, instrumentality, authority (including any regulatory, administrative, and self-regulatory authority), department, commission, board or bureau thereof or any federal, state, local or foreign court, arbitrator or tribunal.

“Hazardous Substance” shall mean any pollutant, contaminant, hazardous substance, hazardous waste, medical waste, special waste, toxic substance, petroleum or petroleum-derived substance, waste or additive, asbestos, PCBs, radioactive material, or other compound, element, material or substance in any form whatsoever (including products) regulated, restricted or addressed by or under any applicable Environmental Law.

“Intellectual Property” shall mean:  (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereon, and all patents, patent applications and patent disclosures, together with all reissues, continuations, continuations-in-part, divisions, reissues, extensions and re-examinations thereof; (ii) all trademarks whether registered or unregistered, service marks, domain names, corporate names and all combinations thereof, and all applications, registrations and renewals in connection therewith, including all goodwill associated therewith; (iii) all copyrights whether registered or unregistered, and all applications, registrations and renewals in connection therewith; (iv) all Trade Secrets; (v) all Software; (vi) all datasets, databases and related documentation; and (vii) all other intellectual property and proprietary rights.

“Interests Purchase Consideration” shall mean the amount of cash and Parent Common Stock payable to each Holder in connection with the Interests Purchase as set forth in Exhibit A.

“IRS” shall mean the United States Internal Revenue Service.

“Knowledge of the Buying Parties” and “Knowledge of Parent”, including other similar phrases or uses, shall each mean the actual knowledge, after reasonable inquiry, of the individuals set forth on Section 1.1(a) of the Disclosure Schedule delivered by the Buying Parties.  An individual’s inclusion on such schedule shall not imply any personal liability on the part of such individual.

“Knowledge of the Company”, including other similar phrases or uses, shall mean the actual knowledge, after reasonable inquiry, of the individuals set forth on Section 1.1(a) of the Disclosure Schedule delivered by the Selling Parties.  An individual’s inclusion on such schedule

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shall not imply any personal liability on the part of such individual other than such liability as such individual may already have as specifically provided in this Agreement.

“Knowledge of the Selling Parties”, including other similar phrases or uses, shall mean the actual knowledge of the Selling Parties.

“Laws” shall mean all federal, state, local or foreign laws, judgments, orders, writs, injunctions, decrees, ordinances, awards, stipulations, treaties, statutes, judicial or administrative doctrines, rules or regulations enacted, promulgated, issued or entered by a Governmental Authority or any legally binding agreement with a Governmental Authority.

“Liens” shall mean all title defects or objections, mortgages, liens, claims, charges, pledges or other encumbrances of any nature whatsoever, including, without limitation, licenses, leases, chattel or other mortgages, collateral security arrangements, pledges, title imperfections, defect or objection liens, liens for Taxes, security interests, conditional and installment sales agreements, easements, encroachments or restrictions, of any kind and other title or interest retention arrangements, reservations or limitations of any nature.

“Losses” shall mean all losses, liabilities, demands, claims, actions or causes of action, costs, damages, judgments, debts, settlements, assessments, deficiencies, Taxes, penalties, fines or expenses, and any diminution in value of the Company and its Subsidiaries, whether or not arising out of any claims by or on behalf of a third party, including, without limitation, interest, penalties, reasonable attorneys’ fees and expenses and all reasonable amounts paid in investigation, defense or settlement of any of the foregoing, in all cases other than exemplary damages or punitive damages (except to the extent included as part of any award against any of the Indemnified Parties in a claim made or brought by an unaffiliated third party).

“Mast Preferred Stock Purchase Agreement” shall mean that certain Preferred Stock Purchase Agreement dated June 27, 2008, between Broadpoint Securities Group, Inc. and Mast Credit Opportunities I Master Fund Limited.

“Material Adverse Effect” shall mean, with respect to Parent or the Company, as the case may be, a material adverse effect on (i) the financial condition, results of operations or business of such party and its Subsidiaries, taken as a whole, or (ii) the timely consummation of the Transactions, other than, in the case of clause (i), any change, effect, event, circumstance, occurrence or state of facts relating to (A) the U.S. or global economy or the financial, debt, credit or securities markets in general, including changes in interest or exchange rates, (B) the industry in which such party and its Subsidiaries operate in general, (C) acts of war, outbreak of hostilities, sabotage or terrorist attacks, or the escalation or worsening of any such acts of war, sabotage or terrorism, (D) the announcement of this Agreement or the Transactions, including the impact thereof on relationships, contractual or otherwise with customers, suppliers, lenders, investors, partners or employees, (E) changes in applicable laws or regulations after the date hereof, (F) changes or proposed changes in GAAP or regulatory accounting principles after the date hereof, (G) earthquakes, hurricanes or other natural disasters, (H) in the case of Parent, declines in the trading prices of Parent Common Stock, in and of itself, but not including the underlying causes thereof, or (I) those resulting from actions or omissions of such party or any of its Subsidiaries which the other party has requested in writing that are not otherwise required by

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this Agreement (except, in the cases of (A), (B), (C), (E), (F) and (G), to the extent such party and its Subsidiaries are disproportionately adversely affected relative to other companies in its industry).

“Net Tangible Book Value” shall mean total consolidated assets, minus consolidated intangible assets, and minus consolidated liabilities.

“Outstanding Claim” shall mean any good faith claim for indemnification that is the subject of a Claims Notice that at any time in question is (i) not resolved or disposed of pursuant to this Agreement or (ii) not determined by a court of competent jurisdiction, such determination not being appealable, to be not payable to the Indemnified Party.

“Owned Company Intellectual Property” shall mean all Company Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries.

“Ownership Percentage” shall mean the percentage set forth across from such Stockholder’s (or Holder’s) name on Exhibit A.  To the extent the Selling Parties are required to make any payment hereunder in proportion to their Ownership Percentages, for purposes of such payments the Ownership Percentages shall be deemed proportionately increased to cover the Ownership Percentages of the Stockholders that are not Signing Stockholders.

“Permits” shall mean all permits, licenses, approvals, franchises, registrations, accreditations and written authorizations issued by any Governmental Authority that are used or held for use in, necessary or otherwise relate to the ownership, operation or other use of any of a party’s or any of its Subsidiaries’ business.

“Permitted Liens” shall mean (i) mechanics’, carriers’, workmen’s, repairmen’s or other like Liens arising or incurred in the ordinary course of business for amounts which are not material and not yet due and payable and which secure an obligation of the Company, (ii) Liens arising under Contracts with third parties entered into in the ordinary course of business in respect of amounts still owing, which Liens are disclosed in the Financial Statements, (iii) Liens for Taxes not yet due and payable or delinquent and for which there are adequate reserves in the Financial Statements, (iv) any other Liens disclosed in the Financial Statements, and (v) such easements, rights of way, imperfections or irregularities of title, or such other Liens as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties.

“Person” shall mean any individual, partnership, limited liability company, association, joint venture, corporation, trust, unincorporated organization, Governmental Authority or other entity.

“Personal Information” shall mean any personally identifying information (including name, address, telephone number, email address, account and/or policy information) of any Person and any and all other “nonpublic personal information” (as such term is defined in the Gramm-Leach-Bliley Act of 1999 and implementing regulations, both as may be amended from time to time).

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“Pre-Closing Tax Period” shall mean any Tax period ending on or before the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period ending on the Closing Date.

“Release” shall mean any release, pumping, pouring, emptying, injecting, escaping, leaching, migrating, dumping, seepage, spill, leak, flow, discharge, disposal or emission.

“Registration Rights Agreement” shall mean a Registration Rights Agreement in the form of Exhibit E hereto.

“Rights Agreement” means the Rights Agreement dated as of March 30, 1998 between Parent and American Stock Transfer & Trust Company, as Rights Agent, as amended.

“RSU” means a unit representing a right to purchase Restricted Stock that is subject to an RSU Award.

“RSU Award” means an award granted under an Employee Stock Incentive Plan in the form of RSUs.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Selling Parties’ Representative” shall mean Eric Gleacher.

“Software” shall mean all computer software programs and related documentation and materials (including Internet Web sites and Intranet sites), including, but not limited to programs, tools, operating system programs, application software, system software, firmware and middleware, including the source and object code versions thereof, in any and all forms and media, and all documentation, user manuals, training materials and development materials related to the foregoing.

“Straddle Period” shall mean any taxable period beginning on or prior to the Closing Date and ending after the Closing Date.

“Subsidiary” and “Subsidiaries” shall mean, with respect to any Person, any other Person in which such Person (i) owns, directly or indirectly, fifty percent (50%) or more of the outstanding voting securities, equity securities, profits interest or capital interest, (ii) is entitled to elect at least a majority of the board of directors or similar governing body or (iii) in the case of a limited partnership or limited liability company, is a general partner or managing member, respectively.

“Tax Return” shall mean any report, return, election, notice, estimate, declaration, information statement, claim for refund, amendment or other form or document (including all schedules, exhibits and other attachments thereto) relating to and filed or required to be filed with a Taxing Authority in connection with any Tax.

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“Taxes” shall mean any and all federal, national, provincial, state, local and foreign taxes, assessments and other governmental charges, duties, impositions, levies and liabilities (including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, gains, franchise, estimated, withholding, payroll, recapture, employment, excise, unemployment, insurance, social security, business license, occupation, business organization, stamp, environmental and property taxes), together with all interest, penalties and additions imposed with respect to such amounts.

“Taxing Authority” shall mean any federal, national, provincial, foreign, state or local government, or any subdivision, agency, commission or authority thereof exercising Tax regulatory, enforcement, collection or other authority.

“Trade Secrets” shall mean any and all trade secrets, including any non-public and confidential information, technology, information, know-how, proprietary processes, formulae, algorithms, models or methodologies constituting trade secrets, customer lists, and all rights in and to the same.

“Trademark Agreement” shall mean a Trademark Agreement in the form of Exhibit F hereto.

“Transfer” shall mean any transfer, sale, gift, assignment, distribution, conveyance, pledge, hypothecation, encumbrance or other voluntary or involuntary transfer of title or beneficial interest, whether or not for value, including, without limitation, any disposition by operation of Law or any grant of a derivative or economic interest therein.

“Transfer Restrictions” shall mean, with regard to any share or shares of Parent Common Stock, that such share or shares may not be Transferred to any Person under any circumstances except, (1) with the written consent of Parent (it being understood that Parent shall not unreasonably withhold its consent to any Transfer made for purposes of estate administration or tax planning to the spouse, children or grandchildren of the applicable Selling Party, or a trust for the benefit of any such person), (2) pursuant to a tender or exchange offer within the meaning of the Exchange Act for any or all of the Parent Common Stock, (3) in connection with any plan of reorganization, restructuring, bankruptcy, insolvency, merger or consolidation, reclassification, recapitalization, or, in each case, similar corporate event of Parent, or (4) through an involuntary transfer pursuant to operation of Law, including pursuant to the laws of descent and distribution following the death of such Selling Party or any permitted transferee.

“Treasury Regulations” shall mean the regulations, including temporary regulations, promulgated under the Code, as the same may be amended hereafter from time to time (including corresponding provisions of succeeding regulations).

Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Actual Net Tangible Book Value	Section 2.10(a)
Affected Employee	Section 7.10(a)
Agreement	Preamble

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Term	Section
Alternative Structure	Section 2.11
Audited Financial Statements	Section 4.10(a)
Balance Sheet Date	Section 4.10(a)
Benefit Plan	Section 4.22(a)
Benefits Continuation Period	Section 7.10(a)
Broadpoint Capital FINRA Notice	Section 7.4(b)
Buying Parties	Preamble
Certificate of Merger	Section 2.2
Charter Amendment	Recitals
Claims Notice	Section 10.1(a)
Closing	Section 3.1
Closing Date	Section 3.1
Closing Date Balance Sheet	Section 2.10(b)
Code	Recitals
Company	Preamble
Company Board	Section 3.2(a)
Company Common Stock	Recitals
Company Contracts	Section 4.15(a)
Company IT Systems	Section 4.26(a)
Company Leases	Section 4.20(b)
Company Shares	Recitals
Company Tax Returns	Section 4.24(a)
Confidential Information	Section 7.7
Confidentiality Agreement	Section 7.2
Deductible	Section 10.6(a)
DGCL	Section 2.1
Dispute Notice	Section 2.10(c)
DLLCA	Section 2.1
DOJ	Section 7.4(b)
Effective Time	Section 2.2
Employment and Non-Competition Agreements	Recitals
ERISA	Section 4.22(a)
ERISA Affiliate	Section 4.22(d)
Escrow Agent	Section 2.9
Escrow Agreement	Section 2.9
Escrow Fund	Section 2.9
Escrowed Shares	Section 2.9
Financial Statements	Section 4.10(a)
FINRA Notice	Section 7.4(b)
FTC	Section 7.4(b)
Holder(s)	Preamble
Holdings	Preamble
HSR Act	Section 4.3
Indemnification Cap	Section 10.6(a)
Indemnified Parties	Section 10.3(a)

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Term	Section
Indemnifying Party	Section 10.3(a)
Information Statement	Section 7.5(a)
Intended Tax Treatment	Section 7.9(g)
Interests	Recitals
Interests Purchase	Section 2.8(e)
Merger	Recitals
Merger Consideration	Section 2.7(c)
Merger Corp	Section 2.11
Merger Sub	Preamble
Most Recent Financial Statements	Section 4.10(a)
New Plans	Section 7.10(b)
Non-Competition Agreements	Recitals
Old Plans	Section 7.10(b)
Options	Section 4.5(c)
Orders	Section 4.8
Parent	Preamble
Parent Board	Section 3.4(c)
Parent Charter	Recitals
Parent Common Stock	Recitals
Parent Indemnified Parties	Section 10.2(a)
Parent Principal Stockholder	Recitals
Parent SEC Reports	Section 6.7(a)
Partners	Section 4.5(b)
Partners FINRA Notice	Section 7.4(b)
Pension Plan	Section 4.22(a)
Permitted Holders	Section 7.16
Personnel	Section 4.13
Principal Stockholders	Recitals
Proceedings	Section 4.8
Prohibited Transaction	Section 5.8
Related Party	Section 4.14
Released Matter(s)	Section 11.12
Released Party	Section 11.12
Representatives	Section 7.1
Reviewing Accountants	Section 2.10(c)
Selling Party(ies)	Preamble
Selling Parties Indemnified Parties	Section 10.2(b)
Share Issuance	Recitals
Signing Stockholders	Preamble
Standstill Period	Section 7.16
Stockholder(s)	Recitals
Stockholders Consent	Recitals
Surviving Company	Section 2.1
Target Amount	Section 2.10(a)
Transactions	Section 2.1

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Term	Section
Voting Company Debt	Section 4.5(c)
Welfare Plan	Section 4.22(a)

Section 1.2 Rules of Construction.

(a) All article, section, schedule and exhibit references used in this Agreement are to articles, sections, schedules and exhibits to this Agreement unless otherwise specified.  The schedules and exhibits attached to this Agreement constitute a part of this Agreement and are incorporated herein for all purposes.

(b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb).  Terms defined in the singular have the corresponding meanings in the plural, and vice versa.  Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa.  The term “includes” or “including” shall mean “including without limitation.”  The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular section or article in which such words appear unless otherwise specified.  The phrase “the date of this Agreement,” “date hereof” and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date set forth in the preamble of this Agreement.

(c) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.  Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day.

(d) The parties hereto acknowledge that each party hereto has reviewed, and has had an opportunity to have its attorney review, this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party, or any similar rule operating against the drafter of an agreement, shall not be applicable to the construction or interpretation of this Agreement.  Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.

(e) Titles and headings to sections herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

(f) All references to currency herein shall be to, and all payments required hereunder shall be paid in United States dollars.

(g) Any disclosure set forth in any section of the Disclosure Schedules shall be deemed set forth for purposes of any other section of the Disclosure Schedules to which such disclosure is relevant, to the extent and only to the extent that there is an express cross reference to such disclosure in such other section.

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(h) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

ARTICLE II

THE MERGER

Section 2.1 The Merger.  On the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the “DGCL”) and the Delaware Limited Liability Company Act (the “DLLCA”), the Company shall be merged with and into Merger Sub at the Effective Time (as defined below).  At the Effective Time, the separate corporate existence of the Company shall cease and Merger Sub shall continue as the surviving company (the “Surviving Company”).  The Merger, the Share Issuance, the payment by Parent of cash in connection with the Merger and the other transactions contemplated by this Agreement are referred to collectively as the “Transactions”.

Section 2.2 Effective Time.  On the Closing Date (as defined below), Parent shall file with the Secretary of State of the State of Delaware a certificate of merger or other appropriate documents (in any such case, the “Certificate of Merger”) executed in accordance with the relevant provisions of the DGCL and the DLLCA and shall make all other filings or recordings required under the DGCL and the DLLCA.  The Merger shall become effective at such time as the Certificate of Merger is duly filed with such Secretary of State, or at such other time as Parent and the Company shall agree and specify in the Certificate of Merger (the time the Merger becomes effective being the “Effective Time”).

Section 2.3 Effects.  The Merger shall have the effects set forth in Section 18-209 of the DLLCA.

Section 2.4 Certificate of Formation and Limited Liability Company Agreement.

(a) The Certificate of Formation of the Surviving Company shall be the Certificate of Formation of Merger Sub.

(b) The limited liability company agreement of the Surviving Company shall be the limited liability company agreement of Merger Sub.

Section 2.5 Managers.  The managers of Merger Sub immediately prior to the Effective Time shall be the managers of the Surviving Company, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

Section 2.6 Officers.  The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Company, until the earlier of their resignation or removal or until their successors are duly elected or appointed and qualified, as the case may be.

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Section 2.7 Effect on Limited Liability Company Interests and Company Common Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of any Stockholder or the holder of any limited liability company interests of Merger Sub:

(a) Each issued and outstanding limited liability company interest of Merger Sub shall remain outstanding.

(b) Subject to Section 2.8(c) and 2.10, all the issued Company Shares shall be converted into the right to receive in the aggregate:  (i) at the Closing, 23,000,000 shares of Parent Common Stock reduced by the number of shares of Parent Common Stock included in the Interests Purchase Consideration; (ii) at the Closing, $10 million in cash reduced by 50% of the cash included in the Interests Purchase Consideration; and (iii) on the day that is five years following the Closing Date, $10 million in cash reduced by 50% of the cash included in the Interests Purchase Consideration, subject to earlier payment to a Stockholder as specified on Schedule I attached hereto, in each case allocated to the Stockholders in accordance with Exhibit A.

(c) The shares of Parent Common Stock to be issued and the cash to be payable upon the conversion of Company Shares pursuant to Section 2.7(b) and 2.8(c) are referred to collectively as the “Merger Consideration”.  As of the Effective Time, all such Company Shares (whether physically certificated or uncertificated) shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each Stockholder shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, without interest.

Section 2.8 Exchange of Company Common Stock and Purchase of Interests.

(a) At the Closing, subject to Section 2.9, Parent shall (i) pay the amount of cash to which the Stockholders are entitled to receive on the Closing Date in accordance with Section 2.7 by either (x) one or more bank checks made to the order of the parties designated by the Selling Parties’ Representative in writing no later than two (2) Business Days prior to the Closing delivered to the Selling Parties’ Representative or (y) wire transfer to one or more accounts designated by the Selling Parties’ Representative in writing no later than two (2) Business Days prior to the Closing, and (ii) deliver to the Selling Parties’ Representative certificates representing the number of whole shares of Parent Common Stock into which each Stockholder’s Company Shares shall have been converted in accordance with Section 2.7.  With respect to any payment required to be made hereunder after the Closing, on the applicable payment date Parent shall pay by wire transfer to one or more accounts designated by the Selling Parties’ Representative in writing no later than five (5) Business Days prior to such date or by check payable to the Stockholder entitled thereto and delivered by reputable courier to any address designated by such Stockholder in writing no less than five (5) Business Days prior to such anniversary (or, if no such address is so designated, to the address reflected in the Company’s books and records) the amount of cash to which the Stockholder(s) are entitled to receive on such date in accordance with Section 2.7.

(b) The Merger Consideration issued and paid in accordance with the terms of this Article II upon conversion of any Company Shares shall be deemed to have been issued and

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paid in full satisfaction of all rights pertaining to such Company Shares, and after the Effective Time, there shall be no further registration of transfers on the transfer books of the Company of Company Shares that were outstanding prior to the Effective Time.

(c) No certificate or scrip representing fractional shares of Parent Common Stock shall be issued upon the conversion of Company Common Stock.  For purposes of this paragraph (c), all fractional shares to which a single record holder would be entitled shall be aggregated.  In lieu of any such fractional shares, each Stockholder who would otherwise be entitled to such fractional shares shall be entitled to an amount in cash, without interest, rounded to the nearest cent, equal to the product of (A) the amount of the fractional share interest in a share of Parent Common Stock to which such holder is entitled and (B) the last closing price per share of Parent Common Stock prior to the date on which the payment became due.

(d) All cash to be paid or shares to be delivered hereunder as part of the Merger Consideration, including shares to be delivered to the Escrow Agent (as defined below) pursuant to Section 2.9 and any shares to be delivered to the Stockholders by the Escrow Agent pursuant to Section 10.5, shall be allocated among and paid to the Stockholders as set forth on Exhibit A.

(e) Subject to Section 2.9, immediately prior to the Effective Time, Merger Sub shall purchase (and Parent shall cause Merger Sub to purchase) (the “Interests Purchase”) from the Holders set forth on Exhibit A, and each such Holder shall sell, convey, transfer, assign and deliver, and cause to be sold, conveyed, transferred, assigned and delivered to Merger Sub, on the Closing Date and upon the Closing, the Interests set forth on Exhibit A opposite such Holder’s name, free and clear of any Liens, and Merger Sub shall pay (and Parent shall cause Merger Sub to pay) to each Holder the Interests Purchase Consideration.  Parent shall (i) pay the cash portion of the Interests Purchase Consideration to which the Holders set forth on Exhibit A are entitled to receive on the Closing Date either by (x) one or more bank checks made to the order of the parties designated by the Selling Parties’ Representative in writing no later than two (2) Business Days prior to the Closing delivered to the Selling Parties’ Representative or (y) by wire transfer to one or more accounts designated by the Selling Parties’ Representative in writing no later than two (2) Business Days prior to the Closing, and (ii) deliver to the Selling Parties’ Representative certificates representing the stock portion of the Interests Purchase Consideration to which the Holders set forth on Exhibit A are entitled to receive on the Closing Date.

(f) Parent shall use its reasonable best efforts to cause all of the shares of Parent Common Stock issued in the Merger or delivered pursuant to the Interests Purchase to be listed on the NASDAQ Global Market before the Transfer Restrictions lapse in accordance with Section 7.13.  If between the date of this Agreement and the Effective Time, the outstanding shares of Parent Common stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, an appropriate and proportionate adjustment shall be made to the Merger Consideration and the Interests Purchase Consideration.

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Section 2.9 Escrow.  At Closing, Parent, each of the Selling Parties and an escrow agent selected by Parent and reasonably acceptable to the Selling Parties’ Representative (the “Escrow Agent”), shall enter into an escrow agreement substantially in the form of Exhibit G hereto with such changes as the Escrow Agent may reasonably request (the “Escrow Agreement”).  The Escrow Agreement shall provide for the creation of an escrow fund (the “Escrow Fund”) to be held as a source of funds for any indemnification obligations of the Selling Parties pursuant to Article X.  Upon the Closing, Parent shall deposit into the Escrow Fund an aggregate of 2,300,000 shares of Parent Common Stock (the “Escrowed Shares”), in lieu of delivering such shares of Parent Common Stock to the Stockholders (or Holders) pursuant to Section 2.8(a) and 2.8(e).

Section 2.10 Post-Closing Purchase Price Adjustment.

(a) Post-Closing Payment.  In the event that the actual Net Tangible Book Value on the Closing Date, as determined pursuant to Section 2.10(b) and 2.10(c) (the “Actual Net Tangible Book Value”), is less than $0 (the “Target Amount”), each of the Selling Parties shall pay to Parent in cash, within three (3) Business Days of the final determination of the Actual Net Tangible Book Value pursuant to Section 2.10(b) and 2.10(c), such Selling Party’s proportionate share of the amount of such shortfall, in accordance with such Selling Party’s Ownership Percentage as set forth on Exhibit A.  In the event that the Actual Net Tangible Book Value is greater than the Target Amount, Parent shall pay each Selling Party in cash, in accordance with such Selling Party’s Ownership Percentage as set forth on Exhibit A within three (3) Business Days of the final determination of the Actual Net Tangible Book Value pursuant to Section 2.10(b) and 2.10(c), such Selling Party’s proportionate share of the amount of such excess; provided, however, that the aggregate amount of cash paid to the Selling Parties pursuant to this Section 2.10(a), together with the aggregate amount of any dividend or distributions of cash permitted under Section 7.1(b) and the fair market value of any other assets identified in Section 7.1(b) of the Disclosure Schedule and distributed pursuant to Section 7.1(b), shall not exceed $10 million.

(b) Closing Date Balance Sheet.  Parent, in conjunction with its independent accountants, shall prepare and present to the Selling Parties’ Representative, as soon as practicable after the Closing Date, but not more than sixty (60) days after the Closing Date, a balance sheet reflecting the financial position of the Company as of the Closing Date and setting forth Parent’s calculation of Net Tangible Book Value as of close of business on the Closing Date (the “Closing Date Balance Sheet”).  All items on the Closing Date Balance Sheet shall be determined and computed in accordance with GAAP in effect as of the date hereof, applied in a manner consistent with the Audited Financial Statements.  The Selling Parties’ Representative and its independent accountants shall have the right to observe and participate in the preparation of the Closing Date Balance Sheet and, during such sixty (60) day period, Parent shall provide the Selling Parties’ Representative and its independent accountants and other authorized representatives with reasonable access to the Surviving Company’s facilities, books and records and its personnel and accountants for the purpose of such observation or participation; provided, however, that (i) such observation, participation and access shall not unreasonably interfere with the business operations of Parent or its Subsidiaries; (ii) Parent shall not be required to provide access to any information or take any other action that would constitute a waiver of the attorney-client privilege; and (iii) Parent need

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not supply any Person with any information which, in the reasonable judgment of Parent, Parent is under a legal obligation not to supply; provided, however, that in the case clause (ii) or (iii) applies, Parent shall make appropriate substitute disclosure arrangements and, if applicable, use its reasonable best efforts to obtain any consent required to disclose such information.  The Selling Parties will use their reasonable best efforts to cooperate with Parent in the preparation of the Closing Date Balance Sheet.

(c) Post-Closing Adjustment Disputes.  The Closing Date Balance Sheet shall be final and binding upon the parties unless the Selling Parties’ Representative provides Parent with a written notice of dispute (a “Dispute Notice”) with respect to the Closing Date Balance Sheet, identifying with specificity the disputed calculations, not later than thirty (30) days after receipt by the Selling Parties’ Representative of the Closing Date Balance Sheet.  During the thirty (30) day period following the receipt by Parent of a Dispute Notice, Parent and the Selling Parties’ Representative shall cooperate in good faith to resolve any such dispute.  If Parent and the Selling Parties’ Representative are unable to resolve the dispute within such thirty (30) day period, then the parties shall submit the dispute to a mutually acceptable independent “Big Four” accounting firm (the “Reviewing Accountants”) for arbitration.  The parties shall use commercially reasonable efforts to cause the Reviewing Accountants to resolve any such dispute within thirty (30) days of submission.  The Reviewing Accountants shall determine all amounts in dispute with respect to the Closing Date Balance Sheet and shall determine the Actual Net Tangible Book Value.  The decision of the Reviewing Accountants with respect to the Actual Net Tangible Book Value shall be within the range represented by Parent and the Selling Parties’ Representative’s respective positions.  The Reviewing Accountant’s determination with respect to the Closing Date Balance Sheet and Actual Net Tangible Book Value shall be final and binding on the parties.  The fees and expenses of such Reviewing Accountants shall be borne by Parent, on the one hand, and by the Selling Parties, on the other hand, in inverse proportion as they may prevail on the matters resolved by the Reviewing Accountants, which allocation shall be determined by the Reviewing Accountants at the time such Reviewing Accountants render their determination on the merits of the matters submitted to them.

Section 2.11 Alternative Merger Structure.  Notwithstanding anything else in this Agreement to the contrary, at Parent’s request, the Company and the Selling Parties will agree to amend such provisions of this Agreement as are necessary to provide that, in lieu of effecting the Merger as described in Section 2.1, (i) Parent shall form a wholly-owned subsidiary corporation (“Merger Corp”), (ii) Merger Corp shall be merged with and into the Company at the Effective Time and the separate corporate existence of Merger Corp shall thereupon cease and the Company shall continue as the surviving company, and (iii) promptly thereafter, Parent will cause the Company to merge with and into Merger Sub and the separate corporate existence of the Company shall thereupon cease and Merger Sub shall be the Surviving Company (collectively, clauses (i), (ii) and (iii) hereof, the “Alternative Structure”); provided that no such amendment shall (a) change the Merger Consideration to be received by the Stockholders, the Interests Purchase Consideration to be received by the Holders, or the intended tax treatment thereof, (b) prevent or materially delay the Closing or (c) violate any Law.  The parties hereto intend that, if Parent elects to effect the Alternative Structure, the steps described in clauses (i), (ii) and (iii) hereof, taken together, are to be treated as a “reorganization” under Section 368(a) of the Code (to which each of Parent and the Company are to be “parties to the reorganization”

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under Section 368(b) of the Code) in which the Company is to be treated as merging directly with and into Parent.

Section 2.12 Withholding Rights.  Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Stockholder (or Holder) pursuant to this Agreement such amounts as may be required to be deducted and withheld under the Code, or under any provision of state, local or foreign Tax law.  To the extent that amounts are so withheld and timely paid over to the appropriate Taxing Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Stockholder in respect of which such deduction and withholding was made and Parent will be treated as though it withheld an appropriate amount of the type of consideration otherwise payable pursuant to this Agreement, sold such consideration for an amount of cash equal to the fair market value of such consideration at the time of such deemed sale and paid such cash proceeds to the appropriate Taxing Authority.

Section 2.13 Written Consent of the Signing Stockholders.  By its execution of this Agreement, each Signing Stockholder, in its capacity as a registered or beneficial stockholder of Company Common Stock, hereby approves and adopts this Agreement.  For purposes of the DGCL, such execution shall be deemed to be action taken by the irrevocable written consent of the Signing Stockholders holding at least 75 percent of the Company Shares, in accordance with the Company’s Amended and Restated Bylaws.

ARTICLE III

CLOSING

Section 3.1 Closing.  The closing (the “Closing”) of the Merger shall take place at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019 at 10:00 a.m. on the third Business Day following the satisfaction (or, to the extent permitted by this Agreement, waiver by all parties) of the conditions set forth in Section 8.1, or, if on such day any condition set forth in Section 8.2 or 8.3 has not been satisfied (or, to the extent permitted by this Agreement, waived by the party or parties entitled to the benefits thereof), as soon as practicable after all the conditions set forth in Article VIII have been satisfied (or, to the extent permitted by this Agreement, waived by the parties entitled to the benefits thereof), or at such other place, time and date as shall be agreed in writing between Parent and the Selling Parties’ Representative.  The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

Section 3.2 Deliveries of the Company at Closing.  At the Closing, the Company shall deliver the following to Parent:

(a) a certificate, dated as of the Closing Date and executed by the Secretary of the Company, certifying that (A) true and complete copies of the Company Charter Documents as in effect on the Closing Date are attached to such certificate, (B) the signature of each officer of the Company executing this Agreement and any other agreement, instrument or document executed and delivered by the Company at or before Closing is genuine and each such officer is duly appointed to the office of the Company set forth underneath such officer’s signature

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thereon and (C) true and complete copies of the resolutions of the Board of Directors of the Company (the “Company Board”), which were approved prior to the execution of this Agreement, authorizing the execution, delivery and performance of this Agreement, and the consummation of the Transactions, are attached to such certificate, and such resolutions have not been amended or modified and remain in full force and effect; and

(b) long-form good standing certificates in respect of the Company and each of the Company Subsidiaries, from the Secretary of State in their respective jurisdictions of incorporation or formation, in each case dated not more than seven (7) days prior to the Closing Date.

Section 3.3 Selling Parties Deliveries at Closing.  At the Closing the Selling Parties shall deliver or cause to be delivered to Parent the following:

(a) certificates representing the Company Shares owned by each Selling Party, free and clear of any and all Liens;

(b) an instrument of assignment, duly executed by each Holder, in respect of the Interests owned by each Holder, transferring such Interests to Merger Sub, free and clear of any and all Liens;

(c) the Registration Rights Agreement, duly executed by Eric Gleacher;

(d) the Escrow Agreement, duly executed by the Selling Parties’ Representative on behalf of the Selling Parties;

(e) the Trademark Agreement, duly executed by Eric Gleacher on his own behalf and on behalf of the other entities signatory thereto (other than the Buying Parties) and;

(f) all other documents and instruments required to be delivered by the Company or the Selling Parties on or prior to the Closing Date pursuant to this Agreement, including, without limitation, those items set forth in Sections 8.2 and 11.2 hereof and assignment agreements in respect of the Interests.

Section 3.4 Parent Deliveries at Closing.  At the Closing, Parent shall deliver or cause to be delivered to the Selling Parties’ Representative (except as provided below) the following:

(a) the cash and certificates representing shares of Parent Common Stock required to be delivered on the Closing Date pursuant to Section 2.8(a), 2.8(c) and 2.8(e), which shall be delivered to the Selling Parties’ Representative, the Selling Parties and the Escrow Agent as set forth in Section 2.8(a), 2.8(e) and 2.9;

(b) the Registration Rights Agreement, duly executed by Parent;

(c) the Escrow Agreement, duly executed by Parent;

(d) the Trademark Agreement, duly executed by Parent;

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(e) a certificate, dated as of the Closing Date and executed by the Secretary of Parent, certifying that (A) true and complete copies of the Parent Charter, the certificate of formation of Merger Sub, the limited liability company agreement of Merger Sub and the by-laws of Parent, as in effect on the Closing Date, are attached to such certificate, (B) the signature of each officer of Parent or Merger Sub executing this Agreement, the Ancillary Agreements to which Parent or Merger Sub is a party and any other agreement, instrument or document executed and delivered by Parent or Merger Sub at or before Closing is genuine and each such officer is duly appointed to the office of Parent or Merger Sub set forth underneath such officer’s signature thereon, and (C) true and complete copies of the resolutions of the Board of Directors of Parent (the “Parent Board”) and the written consent of Parent as sole member of Merger Sub, which were approved prior to the execution of this Agreement, authorizing the execution, delivery and performance of this Agreement and the consummation of the Transactions, are attached to such certificate, and such resolutions and written consent have not been amended or modified and remain in full force and effect;

(f) long-form good standing certificates of the Secretary of State of New York with respect to Parent and of the Secretary of State of Delaware with respect to Merger Sub, in each case dated not more than seven (7) days prior to the Closing Date; and

(g) to the Selling Parties’ Representative, all other documents and instruments required to be delivered by Parent or Merger Sub to the Company or the Selling Parties on or prior to the Closing Date pursuant to this Agreement, including, without limitation, those set forth in Section 8.3 hereof and assignment agreements in respect of the Interests.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING PARTIES

Except as set forth in the Disclosure Schedules, the Company and each of the Selling Parties represents and warrants to Parent as of the date hereof and as of the Closing Date (or as of such other date as may be expressly provided in any representation or warranty) as follows:

Section 4.1 Organization and Good Standing; Charter Documents.  Each of the Company and its Subsidiaries is duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease, operate and otherwise hold its properties and assets and to carry on its business as presently conducted.  Each of the Company and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted by it or the assets or properties owned or leased by it requires qualification.  The Company has provided Parent with true, correct and accurate copies of each of the Company Charter Documents.

Section 4.2 Authorization and Effect of Agreement.  The Company has all requisite right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by the Company, and the performance by the Company of its obligations

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hereunder, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company, and no other corporate action on the part of the Company is necessary to authorize the Company’s execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.  The Board of Directors of the Company has duly and unanimously adopted resolutions (i) approving this Agreement, the Merger and the other Transactions, (ii) determining that the terms of the Merger and the other Transactions are fair to and in the best interests of the Company and its stockholders, (iii) recommending that the Company’s stockholders adopt this Agreement and (iv) declaring that this Agreement is advisable.  Pursuant to Section 2.13 hereof, this Agreement has been approved by the irrevocable written consent of the Signing Stockholders holding more than 75 percent of the Company Shares and no other vote or approval of the holders of Company Shares is necessary to approve the Merger or any other Transaction.  This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity.

Section 4.3 Consents and Approvals; No Violations.  Except for (i) compliance with and filings under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (ii) the filing of the Certificate of Merger with the Secretary of State of Delaware and appropriate documents with the relevant authorities of the other jurisdictions in which the Company is qualified to do business and (iii) compliance with FINRA rules and filing of a change of control application on Form 1017, no filing with, and no Permit or Consent of any Governmental Authority or any other Person is necessary to be obtained, made or given by the Company or any of its Subsidiaries in connection with the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby.  Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (a) conflict with or result in any breach of any provision of the Company Charter Documents, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, modification, cancellation or acceleration or loss of material benefits) under any of the terms, conditions or provisions of any Contract to which the Company or any of its Subsidiaries is a party or otherwise may be subject to or bound or result in the creation of any Lien, other than Permitted Liens, on any of the assets or properties of the Company or any of its Subsidiaries, (c) violate any Permit or Law applicable to the Company of any of its Subsidiaries or to which the Company or any of its Subsidiaries or any of its or their assets or properties may be subject to or bound, or (d) result in the creation of any Lien on the Company Shares, except in the case of (b) or (c), a violation, breach or default which would not have or would not reasonably be expected to have a Material Adverse Effect.

Section 4.4 Permits; Compliance with Law.

(a) Section 4.4(a) of the Disclosure Schedule sets forth a complete and accurate list of all Permits issued by FINRA or any other securities regulator, and all other material Permits,

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held or maintained by the Company or any of its Subsidiaries.  The Company and its Subsidiaries hold all material Permits necessary for the ownership and lease of its and their properties and assets and the lawful conduct of its business as it is now substantially conducted under and pursuant to all applicable Laws.  All material Permits have been legally obtained and maintained and are valid and in full force and effect.  The Company and its Subsidiaries are in compliance in all material respects with all of the terms and conditions of all Permits.  To the Knowledge of the Company, (i) there has been no material change in the facts or circumstances reported or assumed in the application for or granting of any Permits and (ii) no outstanding violations are or have been recorded in respect of any Permits.  No action, proceeding, claim or suit is pending or, to the Knowledge of the Company, threatened, to suspend, revoke, withdraw, modify or limit any Permit, and, to the Knowledge of the Company, no investigation is pending or threatened in writing, to suspend, revoke, withdraw, modify or limit any Permit.  To the Knowledge of the Company, there is no fact, error or admission relevant to any Permit that could reasonably be expected to result in the suspension, revocation, withdrawal, material modification or material limitation of, or could reasonably be expected to result in the threatened suspension, revocation, withdrawal, material modification or material limitation of, or in the loss of any Permit.  Each Permit shall continue to be valid and in full force and effect immediately following the Closing without any Consent, approval or modification required by or from any Governmental Authority.

(b) The Company and its Subsidiaries and its and their properties, assets, operations and business are currently being, and since December 31, 2006 have been, operated in compliance in all material respects with all Permits and applicable Laws except for such noncompliance as has not had or would not reasonably be expected to have a Material Adverse Effect.

Section 4.5 Capitalization of the Company; Accredited Investors.

(a) The entire authorized capital stock of the Company consists solely of 100,000 shares of Company Common Stock, of which 45,841 shares are issued and outstanding and held by the Stockholders in the amounts set forth in Exhibit A hereto.  The issued and outstanding capital stock of the Company consists solely of the Company Shares.  There are no accrued and unpaid dividends in respect of any Company Shares.  No other class of equity securities or other securities or rights of any kind of the Company are authorized, issued or outstanding.  All of the Company Shares are duly authorized, validly issued, fully paid and non-assessable and are not subject to preemptive rights created by statute, the Company’s organizational documents or any agreement to which the Company is a party or by which it is bound.

(b) The authorized capital stock or other equity interests of each of the Company’s Subsidiaries is set forth in Section 4.5(b) of the Disclosure Schedule.  There are no accrued and unpaid dividends in respect of any share of capital stock or other equity interests of any Subsidiary of the Company.  No other class of equity securities or other securities or rights of any kind of any Subsidiary of the Company are authorized, issued or outstanding.  All of the shares of capital stock or other equity interests of each Subsidiary of the Company are duly authorized, validly issued, fully paid and non-assessable, and are owned of record and beneficially as set forth in Section 4.5(b) of the Disclosure Schedule, free and clear of any and

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all Liens.  The Company owns all the issued and outstanding membership interests in Holdings (other than the Interests to be purchased by Merger Sub pursuant to the Interests Purchase), free and clear of any and all Liens.  Holdings owns all the issued and outstanding membership interests of Gleacher Partners LLC, a Delaware limited liability company (“Partners”), free and clear of any all Liens.

(c) Neither the Company nor any of its Subsidiaries has issued any securities in violation of any preemptive or similar rights.  There are not any bonds, debentures, notes or other indebtedness of the Company or any of its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Company Common Stock or holders of interests in any Company Subsidiary may vote (“Voting Company Debt”).  There are not any options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which the Company or any of its Subsidiaries is a party or by which any of them is bound (collectively, “Options”) (i) obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Company or of any of its Subsidiaries or any Voting Company Debt, (ii) obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of Company Common Stock or holders of interests in any Company Subsidiary.  The Company is not a party to or bound by and, to the Knowledge of the Company, there are no, restrictions upon, or voting trusts, proxies or other agreements or understandings of any kind with respect to, the voting, purchase, redemption, acquisition or transfer of, or the declaration or payment of any dividend or distribution on, the Company Shares or any shares of the capital stock of or equity interests in any Subsidiary of the Company.

(d) To the Knowledge of the Company, all of the individuals listed on Exhibit A hereto are Accredited Investors (as defined in Regulation D promulgated under the Securities Act).

(e) Without limiting the Selling Parties’ right to indemnification from Parent as contemplated by Article X or the Selling Parties’ other rights under this Agreement, Parent’s issuance and payment of the Merger Consideration and the Interests Purchase Consideration, as applicable, as and when due under the terms hereof and as reflected on Exhibit A, is the only obligation Parent or the Surviving Company shall have with respect to the ownership or right to be issued, or otherwise in respect of, any Company Shares or Interests under existing agreements or instruments to which the Company is a party.

Section 4.6 No Subsidiaries.  Except as set forth in Section 4.6 of the Disclosure Schedule, neither the Company nor any of its Subsidiaries is the owner of record or beneficial owner, nor does it control, directly or indirectly, any capital stock, securities convertible into capital stock, or any other equity interest in any Person.  Except as set forth in Section 4.6 of the Disclosure Schedule, neither the Company nor any of its Subsidiaries is or has ever been a

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partner or member, or has, or has ever had, any other ownership interest in any general or limited partnership, or any similar entity.

Section 4.7 Minutes; Books and Records.  The Company has made available to Parent true, complete and accurate copies, or the complete original, of the minute books of the Company and its Subsidiaries.  The minute books of the Company and its Subsidiaries accurately reflect in all material respects all actions taken at meetings, or by written consent in lieu of meetings, of the stockholders, members, board of directors and all committees of the board of directors of the Company and its Subsidiaries.  All corporate actions taken by the Company and its Subsidiaries have been duly authorized, and no such actions taken by the Company and its Subsidiaries have been taken in breach or violation of the Company Charter Documents.

Section 4.8 Litigation.  Except as set forth in Section 4.8 of the Disclosure Schedule, there are no actions, proceedings, claims, suits, oppositions, challenges, charge or governmental or regulatory investigations (“Proceedings”) pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or its or their assets, properties, businesses, or employees.  There are no outstanding judgments, writs, injunctions, orders, decrees or settlements, whether preliminary, temporary or permanent (“Orders”), imposed by any Governmental Authority against or that apply, in whole or in part, to the Company or any of its Subsidiaries, or its or their assets, properties, businesses, or employees, in each case to the extent relating to the business of the Company or any of its Subsidiaries.

Section 4.9 Assets Necessary to the Company.  The Company and its Subsidiaries own or have a valid license or leasehold interest in all of the rights, properties and assets, including Intellectual Property, that are used or held for use in or are necessary for the Company or any of its Subsidiaries to conduct the Company’s and its Subsidiaries’ business as currently conducted.  Immediately following the Closing, none of the Selling Parties will own, license or lease any rights, properties or assets that are used or held for use in or are necessary for the Company or any of its Subsidiaries or the Surviving Company, as the case may be, to conduct the Company’s and its Subsidiaries’ business as currently conducted.

Section 4.10 Financial Statements.

(a) The Company has delivered to the Buying Parties (i) the audited balance sheets of Partners as of December 31, 2006, December 31, 2007 and December 31, 2008 (the date of the most recent such balance sheet being referred to herein as the “Balance Sheet Date”), and the related audited statements of income, change in member’s equity, and of cash flows of Partners for the three years ended December 31, 2008 (the foregoing audited financial statements, together with any additional audited financial statements of Partners provided after the date hereof pursuant hereto, including the notes thereto and all related compilations, reviews and other reports issued by its accountants with respect thereto, the “Audited Financial Statements”), and (ii) unaudited balance sheets of Partners as of January 31, 2009, and the related unaudited statements of income of Partners for the month ended January 31, 2009 (the foregoing unaudited financial statements, together with any additional unaudited financial statements of Partners provided after the date hereof pursuant hereto, including the notes thereto and all related compilations, reviews and other reports issued by its accountants with respect thereto, the “Most Recent Financial Statements”, and together with the Audited

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Financial Statements, the “Financial Statements”).  The Financial Statements have been prepared in accordance with GAAP consistently applied, and fairly present in all material respects the financial condition of Partners as of the dates thereof and the results of their operations for the periods covered thereby; provided, however, that the interim Most Recent Financial Statements are subject to normal recurring year-end adjustments, which in the aggregate are not material, and lack footnotes and other presentation items.  No financial statements of any Person other than Partners are required by GAAP to be included in the consolidated financial statements of Partners.

(b) The Company has delivered to the Buying Parties (i) the unaudited balance sheets of Holdings as of December 31, 2006, December 31, 2007 and December 31, 2008, and the related statements of income, member’s equity, and of cash flows of Holdings for the three years ended December 31, 2008, and (ii) an unaudited balance sheet of Holdings as of January 31, 2009, and the related unaudited statements of income of Holdings for the month ended January 31, 2009.  The financial statements described in this Section 4.10(b), together with any additional financial statements of the Company or Holdings provided after the date hereof pursuant hereto, including the notes thereto and all related compilations, reviews and other reports issued by its accountants with respect thereto, have been prepared in accordance with GAAP consistently applied, and fairly present in all material respects the financial condition of the Company or Holdings as of the dates thereof and the results of their operations for the periods covered thereby; provided, however, that the interim financial statements described in this Section 4.10(b)(ii) are subject to normal recurring year-end adjustments, which in the aggregate are not material, and lack footnotes and other presentation items.

(c) The Company and its Subsidiaries maintain internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(d) The records, systems, controls, data and information of the Company and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a material adverse effect on the system of internal accounting controls described below in this Section 4.10(d).  The Company (x) has implemented and maintains disclosure controls and procedures to ensure that material information relating to the Company and its Subsidiaries is made known to the chief executive officer and the chief financial officer of the Company by others within those entities and (y) has disclosed, based on its most recent evaluation, to the Company’s outside auditors (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud,

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whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.  These disclosures were made in writing by management to the Company’s auditors, true and complete copies of which have been made available to Parent before the date hereof.

(e) The Company does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) or assets (other than its membership interest in Holdings), and since the date of its incorporation has not conducted any business other than through Partners.

(f) Except as set forth in Section 4.10(f) of the Disclosure Schedule or as reflected in the financial statements described in Section 4.10(b) and delivered to Parent prior to the date hereof, Holdings does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) or assets (other than its membership interest in Partners), and since the date of its formation has not conducted any business other than through Partners.

Section 4.11 Bank Accounts.  Section 4.11 of the Disclosure Schedule contains a true, complete and accurate list of (a) the names and locations of all banks, trust companies, securities brokers and other financial institutions at which the Company or any of its Subsidiaries has an account or safe deposit box or maintains a banking, custodial, trading or other similar relationship, (b) a true, complete and accurate list and description of each such account, box and relationship and (c) the name of every Person authorized to draw thereon or having access thereto.

Section 4.12 Debt.  Section 4.12 of the Disclosure Schedule sets forth a complete and accurate list of the amounts and types of all of the Company’s and its Subsidiaries’ outstanding Debt as of the date hereof.

Section 4.13 Absence of Certain Changes.  Since the Balance Sheet Date, (a) the Company and its Subsidiaries have been operated in all material respects in the ordinary course of business consistent with past practice, (b) the Company and its Subsidiaries have not taken or agreed to take any of the actions set forth in Section 7.1 hereof, (c) there has not occurred any event or condition that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on the Company, and (d) through the date hereof, the Company and its Subsidiaries have not suffered the loss of service of any officers, directors, employees, consultants or agents (collectively, “Personnel”) who are material, individually or in the aggregate, to the operations or conduct of the Company.

Section 4.14 Transactions with Affiliates.  Except as set forth in Section 4.14 of the Disclosure Schedule, no Related Party (as defined in this Section 4.14) either currently or at any time since December 31, 2005:  (i) has or has had any interest in any material property (real or personal, tangible or intangible) that the Company or any of its Subsidiaries uses or has used in or pertaining to the business of the Company or any of its Subsidiaries or (ii) has or has had any business dealings or a financial interest in any transaction with the Company or any of its Subsidiaries or involving any material assets or property of the Company or any of its Subsidiaries.  For purposes of this Agreement, the term “Related Party” shall mean as of any time:  an officer or director, Stockholder holding more than 2.5% of the Company Shares, any

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Holder, employee or Affiliate of the Company or any of its Subsidiaries at such time, any present spouse, stepchild, stepparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, or any child, grandchild, parent, grandparent or sibling, including any adoptive relationships, of any such officer, director or Affiliate of the Company or any of its Subsidiaries or any trust or other similar entity for the benefit of any of the foregoing Persons.

Section 4.15 Contracts.

(a) Section 4.15(a) of the Disclosure Schedule sets forth a complete and accurate list of each Contract of the following types or having the following terms to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or its or their properties or assets is or may be bound as of the date hereof (collectively, the “Company Contracts”):

(i) all Contracts providing for the employment, retention, bonus, severance or other service relationship with any current or former officer, director, employee, consultant or other person requiring compensation by the Company (the name, position or capacity and rate of compensation of each such person and the expiration date of each such Contract being set forth in Section 4.15(a) of the Disclosure Schedule), to the extent there are continuing obligations of the Company or its Subsidiaries thereunder in excess of $50,000;

(ii) all material Contracts (other than employment contracts) with any current or former officer, director, stockholder, employee, consultant, agent or other representative of the Company or any of its Subsidiaries or with an entity in which any of the foregoing is a controlling person;

(iii) (A) all instruments relating to indebtedness for borrowed money, any note, bond, deed of trust, mortgage, indenture or agreement to borrow money, and any agreement relating to the extension of credit or the granting of a Lien other than Permitted Liens, or (B) any Contract of guarantee of credit in favor of any Person or entity in excess of $100,000;

(iv) all lease, sublease, rental, license or other Contracts under which the Company or any of its Subsidiaries is a lessor or lessee of any real property or the guarantee of any such lease, sublease, rental or other Contracts providing for lease or rental payments in excess of $100,000 per annum and a term of at least twelve (12) months;

(v) all Contracts containing any covenant or provision limiting the freedom or ability of the Company or any of its Subsidiaries to engage in any line of business, engage in business in any geographical area or compete with any other Person or requiring exclusive dealings by the Company or any of its Subsidiaries;

(vi) (A) all Contracts for the purchase of materials, inventory, supplies or equipment (including, without limitation, computer hardware and Software), or for the provision of services, involving annual payments of more than $100,000, containing any escalation, renegotiation or redetermination provisions, other than Contracts that are

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terminable within ninety (90) days without premium or penalty to the Company or any of its Subsidiaries; and (B) notwithstanding (A), all Contracts (i) with material customers of the business of the Company or any of its Subsidiaries, (ii) for the sale by the Company or any of its Subsidiaries of materials, supplies, inventory or equipment (including, without limitation, computer hardware and Software), or (iii) for the provision of services by the Company or any of its Subsidiaries (including, without limitation, consulting services, data processing and management, and project management services), the performance of which will extend over a period of more than one (1) year and involve consideration in excess of $100,000;

(vii) all partnership or joint venture Contracts;

(viii) all Contracts or purchase orders relating to capital expenditures involving total payments by the Company and its Subsidiaries of more than $100,000 per year;

(ix) all Contracts relating to licenses of Intellectual Property (whether the Company or any of its Subsidiaries is the licensor or licensee thereunder) material to the business of the Company;

(x) all Contracts relating to the future disposition or acquisition of any business enterprise or any interest in any business enterprise;

(xi) all Contracts between or among (A) the Company or any of its Subsidiaries, on the one hand, and (B) any Stockholder (or Holder), such Stockholder’s Affiliate (or Holder’s Affiliate), or any Related Party (other than the Company), on the other hand;

(xii) Contracts pertaining to the issuance of debt or equity of the Company or any of its Subsidiaries;

(xiii) Contracts which are (A) outside the ordinary course of business for the purchase, acquisition, sale or disposition of any assets or properties or (B) for the grant to any Person of any option or preferential rights to purchase any assets or properties;

(xiv) all engagement letters with clients of the Company or any of its Subsidiaries under which any amount is or may become payable to the Company or any of its Subsidiaries;

(xv) all Contracts under which the Company or any of its Subsidiaries agrees to indemnify any Person; and

(xvi) any other Contract which involves consideration in excess of $100,000 per year.

(b) (i) Each Company Contract is legal, valid, binding and enforceable against the Company or the party to such Company Contract which is a Subsidiary of the Company, as the case may be, and to the Knowledge of the Company as of the date hereof, against each other party thereto, and is in full force and effect, and (ii) neither the Company nor any of its

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Subsidiaries nor, to the Knowledge of the Company as of the date hereof, any other party, is in material breach or default, and no event has occurred which could constitute (with or without notice or lapse of time or both) a material breach or default (or give rise to any right of termination, modification, cancellation or acceleration) or loss of any benefits under any Company Contract.

(c) The Company has delivered to Parent complete and accurate copies of each Company Contract through the date hereof and there has been no material modification, waiver or termination of any Company Contract or any material provision thereto through the date hereof.  The Company is not contemplating as of the date hereof any modification, waiver or termination of any Company Contract.  Except as set forth on Section 4.15(c) of the Disclosure Schedule, no Company Contract is terminable or cancelable as a result of the consummation of the transactions contemplated in this Agreement.

(d) There are no non-competition or non-solicitation agreements or any similar agreements or arrangements that could restrict or hinder the operations or conduct of the business of the Company or any of its Subsidiaries or the use of its properties or assets or any “earn-out” agreements or arrangements (or any similar agreements or arrangements) to which any of the Stockholders (or Holders) or the Company or any of its Subsidiaries is a party or may be subject or bound (other than this Agreement or pursuant to this Agreement).

Section 4.16 Labor.  Neither the Company nor any of its Subsidiaries is party to any collective bargaining agreements and there is no labor strike, slowdown, work stoppage or lockout actually pending or, to the Knowledge of the Company, threatened, with respect to the employees of the Company.  The Company and each of its Subsidiaries has, in all material respects, complied with applicable Laws relating to the terms and conditions of employment including without limitation such Laws relating to wages and hours, immigration and workplace safety, except for any noncompliance which, individually or in the aggregate, have not had or would not reasonably be expected to have a Material Adverse Effect.

Section 4.17 Insurance.  The Company and its Subsidiaries have in place insurance policies in amounts and types that are customary in the industry for similar companies and all such policies are valid and in full force and effect.  Section 4.17 of the Disclosure Schedule contains a complete and accurate list of all insurance policies currently maintained relating to the Company and its Subsidiaries.  The Company has delivered to Parent complete and accurate copies of all such policies together with (a) all riders and amendments thereto and (b) if completed, the applications for each of such policies.  All premiums due on such policies have been paid, and the Company and its Subsidiaries have complied in all material respects with the provisions of such policies and, to the Knowledge of the Company, such policies are valid and in full force and effect.  No Proceedings are pending or, to the Knowledge of the Company, threatened, to revoke, cancel, limit or otherwise modify such policies and no notice of cancellation of any of such policies has been received.  The Company and its Subsidiaries are in compliance with all warranties contained in all insurance policies.

Section 4.18 Intentionally Omitted.

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Section 4.19 Absence of Certain Business Practices.  Neither the Company, nor any of its Subsidiaries, nor any Stockholder, Holder, director, officer, employee or agent of the Company or any of its Subsidiaries, nor any other Person acting on behalf of the Company or any of its Subsidiaries, directly or indirectly, has, to the Knowledge of the Company, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other Person which (a) could reasonably be expected to subject the Company or any of its Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or Proceeding or (b) is reasonably likely to, individually or in the aggregate, have a Material Adverse Effect or which could subject the Company or any of its Subsidiaries or Parent or any of its Subsidiaries to suit or penalty in any private or governmental litigation or Proceeding.

Section 4.20 Real Property; Title; Valid Leasehold Interests.

(a) Neither the Company nor any of its Subsidiaries owns or has owned in the three (3) years prior to the date hereof, and is not under any Contract to purchase, any real property.

(b) The Company has delivered or made available to Parent a true, complete, and accurate copy of each real property lease of the Company and its Subsidiaries, together with all amendments, modifications, and extensions thereof (the “Company Leases”).

(c) The Company and its Subsidiaries have valid and enforceable leasehold interests in each property covered by each Company Lease.  Neither the Company nor any of its Subsidiaries has subleased or granted to any Person the right to use or occupy any such leased property or any portion thereof.

(d) The Company and its Subsidiaries are in compliance in all material respects with the provisions of each Company Lease, and each such Company Lease is in full force in all material respects.

(e) To the Knowledge of the Company, with respect to the Company Leases, there are no (i) material violations of building codes and/or zoning ordinances or other governmental or regulatory laws affecting the applicable real property, (ii) existing, pending, or threatened condemnation proceedings affecting any such real property or (iii) existing, pending, or threatened zoning, building code, or similar matters, which are reasonably likely to interfere with the operations of the Company’s or any of its Subsidiaries’ business in any material respect.

Section 4.21 Environmental.  Except as could not reasonably be likely to result in a material liability to the Company or any of its Subsidiaries, there has been no Release or, to the Knowledge of the Company, threatened Release of any Hazardous Materials at, on, under or from any property currently or formerly owned, leased or operated by the Company or any of its Subsidiaries or any other location.

Section 4.22 Employee Benefits.

(a) Section 4.22(a) of the Disclosure Schedule contains a list of:  (i) each “employee pension benefit plan” (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and referred to herein as a “Pension Plan”), (ii) each

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“employee welfare benefit plan” (as defined in Section 3(1) of ERISA and referred to herein as a “Welfare Plan”) and (iii) each other “Benefit Plan” (defined herein as any Pension Plan, Welfare Plan and any other plan, fund, program, arrangement or agreement (including any employment or consulting agreement or any employee stock ownership plan) to provide medical, health, disability, life, bonus, incentive, stock or stock-based right (option, ownership or purchase), retirement, deferred compensation, severance, change in control, salary continuation, vacation, sick leave, fringe, incentive insurance or other benefits) to any current or former employee, officer, director or consultant of the Company or any of its Subsidiaries, or to any worker providing services to the Company or any of its Subsidiaries through an employee leasing arrangement, that is maintained, or contributed to, or required to be contributed to, by the Company or any of its Subsidiaries, or with respect to which the Company or any of its Subsidiaries has any liability.  With respect to each Benefit Plan, the Company has delivered or made available to Parent true, complete and accurate copies of:  (i) such Benefit Plan (or, in the case of an unwritten Benefit Plan, a written description thereof), (ii) the three (3) most recent IRS Form 5500 annual reports filed with the IRS (if any such report was required), (iii) the most recent summary plan description and all subsequent summaries of material modifications for such Benefit Plan (if a summary plan description was required), (iv) each trust agreement and group annuity contract relating to such Benefit Plan, if any, (v) the most recent determination letter from the IRS with respect to such Benefit Plan, if any, and (vi) the most recent actuarial valuation with respect to such Benefit Plan, if any.

(b) Each Benefit Plan has, in all material respects, been established, funded, maintained and administered in compliance with its terms and with the applicable provisions of ERISA, the Code and all other applicable Laws.  Neither the Company nor any of its Subsidiaries has undertaken or committed to make any amendments to any such Benefit Plan (other than amendments which have been provided to Parent prior to the date hereof) or to establish, adopt or approve any new plan that, if in effect on the date hereof, would constitute a Benefit Plan.

(c) Each Pension Plan and any trust established pursuant thereto intended to be qualified and tax exempt under Sections 401(a) and 501(a) have been the subject of a favorable and up-to-date determination letter from the IRS (or if not up to date, the period to apply for an up-to-date determination letter has not elapsed) or an up-to-date opinion letter from the IRS upon which the Company is entitled to rely with respect to such Pension Plan to the effect that such Pension Plan and trust are qualified and exempt from federal income taxes under Section 401(a) and 501(a), respectively, of the Code.  To the Knowledge of the Company, there are no circumstances or events that have occurred that could reasonably be expected to result in the disqualification of any Pension Plan.

(d) Neither the Company nor any of its Subsidiaries nor any ERISA Affiliate of the Company or any of its Subsidiaries has maintained, contributed to or been required to contribute to any benefit plan in the past six years that is subject to the provisions of Section 412 of the Code or Title IV of ERISA.  Neither the Company nor any of its Subsidiaries nor any ERISA Affiliate maintains or has an obligation to contribute to or has within the past six (6) years maintained or had an obligation to contribute to a “multiemployer plan.”  For purposes hereof, “ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a

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group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the first entity, trade or business or that is, or was at the relevant time, a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

(e) Neither the Company nor any of its Subsidiaries has any liability for life, health, medical or other welfare benefits for former employees or beneficiaries or dependents thereof with coverage or benefits under Benefit Plans, other than as required by COBRA or any other applicable Law.  Except as would not reasonably be expected to result in a material liability, all contributions or premiums owed by the Company or any of its Subsidiaries with respect to Benefit Plans under Law, contract or otherwise have been paid on a timely basis and all contributions required to be made under each Benefit Plan have been timely made and, to the extent not required to be contributed or paid, all obligations in respect of each Benefit Plan have been properly accrued or reflected in the Financial Statements.  There are no pending or, to the Knowledge of the Company, threatened, claims, lawsuits, arbitrations or audits asserted or instituted against any Benefit Plan, any fiduciary (as defined by Section 3(21) of ERISA) of any Benefit Plan, the Company or any of its Subsidiaries, or any employee or administrator thereof, in connection with the existence, operation or administration of a Benefit Plan (other than claims in the ordinary course), in each case that could reasonably be expected to result in a material liability.  To the Knowledge of the Company, with respect to each Benefit Plan, there has not occurred, and no Person whom the Company has an obligation to indemnify is contractually bound to enter into, any nonexempt “prohibited transaction” within the meaning of Section 4975 of the Code or Section 406 of ERISA that could, individually or in the aggregate, reasonably be expected to result in material liability.

(f) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) cause or result in the accelerated vesting, funding or delivery of, or increase the amount or value of any Benefit Plan, (ii) cause or result in the obligation to fund any Benefit Plan or (iii) cause or result in a limitation on the right of the Company or any of its Subsidiaries to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.  Without limiting the generality of the foregoing, no amount paid or payable pursuant to the terms of a Benefit Plan by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby (either solely as a result thereof or as a result of such transactions in conjunction with any other event) will be an “excess parachute payment” within the meaning of Section 280G of the Code.

(g) The Company does not maintain any Benefit Plans (i) outside the U.S. or (ii) for the benefit of any individual whose principal place of employment is outside the U.S.

Section 4.23 Employees.

(a) The Company has delivered or made available to Parent a true and correct schedule setting forth (i) the name, title and total compensation in respect of the Company’s 2008 fiscal year of each officer and director of the Company and each of its Subsidiaries and each other employee, consultant and agent, (ii) all bonuses and other incentive compensation received by such Persons in respect of the Company’s 2008 fiscal year and (iii) all Contracts or commitments by the Company or any of its Subsidiaries to increase the compensation or to

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modify the conditions or terms of employment of any of its officers or directors, or employees, consultants and agents.

(b) To the Knowledge of the Company, no officer, director or employee of the Company or any of its Subsidiaries is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, non-competition, or proprietary rights agreement, between such Person and any other Person that could reasonably be expected to (i) prohibit the performance by such Person of his/her duties for or on behalf of the Company or any of its Subsidiaries or (ii) adversely affect the ability of the Company or any of its Subsidiaries to conduct its or their primary business.

(c) Neither the Company nor any of its Subsidiaries has classified any individual as an “independent contractor” or similar status who, under applicable Law or the provisions of any Benefit Plan, should have been classified as an employee.  Neither the Company nor any of its Subsidiaries has any material liability by reason of any individual who provides or provided services to the Company or any of its Subsidiaries, in any capacity, being improperly excluded from participating in any Benefit Plan.

(d) No executive, key employee or significant group of employees has informed the Company or any of its Subsidiaries of his, her or its definite intent to terminate employment with the Company or any of its Subsidiaries during the next twelve (12) months.

Section 4.24 Taxes and Tax Returns.  Except as set forth in Section 4.24 of the Disclosure Schedule:

(a) All material Tax Returns required to be filed by or with respect to the Company and the Company’s Subsidiaries or their respective assets and operations (but not any Tax Returns of, or required to be filed by, any Selling Party) (“Company Tax Returns”) have been timely filed (taking into account valid extensions of the time for filing).  All such Company Tax Returns (i) were prepared in the manner required by applicable Law and (ii) are true, complete and accurate in all material respects.  True, complete and accurate copies of all federal, state, local and foreign Company Tax Returns filed in the previous three (3) years have been provided to Parent prior to the date hereof.

(b) The Company and the Company’s Subsidiaries have timely paid, or caused to be paid, all material Taxes required to be paid by them, whether or not shown (or required to be shown) on a Tax Return (except for Taxes being contested in good faith with a Taxing Authority and for which there is a sufficient reserve (without regard to deferred Tax assets and liabilities) on the balance sheet included in the Financial Statements), and the Company and the Company’s Subsidiaries have established, in accordance with GAAP, a sufficient reserve (without regard to deferred Tax assets and liabilities) on the balance sheet included in the Financial Statements for the payment of all material Taxes not yet due and payable.  Since December 31, 2008, neither the Company nor any of the Company’s Subsidiaries has incurred any liability for Taxes other than Taxes incurred in the ordinary course of business.

(c) The Company and the Company’s Subsidiaries (i) have complied in all material respects with the provisions of the Code relating to the withholding and payment of Taxes,

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including the withholding and reporting requirements under Sections 1441 through 1464, 3101 through 3510, and 6041 through 6053 of the Code and related Treasury Regulations, (ii) have complied in all material respects with all provisions of state, local and foreign Law relating to the withholding and payment of Taxes, and (iii) have, within the time and in the manner prescribed by Law, withheld the applicable amount of material Taxes required to be withheld from amounts paid to any employee, independent contractor or other third party and paid over to the proper Governmental Authorities all amounts required to be so paid over.

(d) Within the five (5) years prior to the date hereof, none of the Company Tax Returns have been audited by the IRS or any state, local or foreign Taxing Authority and no adjustment relating to any Company Tax Return has been proposed or threatened in writing by any Taxing Authority.  Neither the Company nor any of the Company’s Subsidiaries has entered into a closing agreement pursuant to Section 7121 of the Code (or an analogous provision of state, local or foreign Law).  To the Knowledge of the Company, there are no examinations or other administrative or court proceedings relating to Taxes in progress or pending, and there is no existing, pending or threatened in writing claim, proposal or assessment against the Company or any of the Company’s Subsidiaries or relating to its assets or operations asserting any deficiency for Taxes.

(e) Within the five (5) years prior to the date hereof, no written claim has ever been made by any Taxing Authority with respect to the Company or any Subsidiary of the Company in a jurisdiction where the Company or such Subsidiary does not file Tax Returns that the Company or such Subsidiary is or may be subject to taxation by that jurisdiction.  There are no security interests on any of the assets of the Company or the Company’s Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Taxes and, except for liens for real and personal property Taxes that are not yet due and payable, there are no liens for any Taxes upon any assets of the Company or the Company’s Subsidiaries.

(f) No extension of time with respect to any date by which a Company Tax Return was or is to be filed is in force, and no written waiver or agreement by the Company or any of the Company’s Subsidiaries is in force for the extension of time for the assessment or payment of any Taxes.

(g) Neither the Company nor any of the Company’s Subsidiaries has granted a power of attorney, which power of attorney is still in effect as of the date hereof, to any Person with respect to any Taxes.

(h) Neither the Company nor any of the Company’s Subsidiaries (i) is a party to any contract, agreement, plan or arrangement relating to allocating or sharing the payment of, indemnity for, or liability for, Taxes (other than any such contract, agreement, plan or arrangement between or among the Company and/or its Subsidiaries), (ii) is or has ever been a member of any affiliated group that filed or was required to file an affiliated, consolidated, combined or unitary Tax Return (other than the group of which the Company or any of the Company Subsidiaries is the common parent), (iii) has any liability for the Pre-Closing Tax Period Taxes of another Person pursuant to Treasury Regulation Section 1.1502-6 (or any comparable provision of Law) (other than such liability for the group of which the Company or any of the Company Subsidiaries is the common parent), or (iii) has any liability for

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Pre-Closing Tax Period Taxes of any other Person as a transferee or successor, or by contract or otherwise.

(i) Neither the Company nor any of the Company’s Subsidiaries is, or has been, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.  No transaction contemplated by this Agreement is subject to withholding under Section 1445 of the Code or otherwise.

(j) Neither the Company nor any of the Company’s Subsidiaries has participated in any “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).

(k) The Company made a valid election under Subchapter S of the Code to which all Persons who were shareholders on the date of such election gave their (and if necessary each shareholder’s spouse gave his or her) consent and such election became effective on March 18, 1999.  The Company is, and has been since the date of its incorporation, an S corporation (as defined in Section 1361 of the Code).  With respect to all states in which the Company files Tax Returns and which, for state Tax purposes, allow a corporation to be treated as an “S corporation” or similar entity entitled to special Tax treatment, all elections for such treatment have been properly and validly made in such states and the Company has complied at all times with all applicable requirements and filing procedures for such treatment.

(l) The Company has not taken or agreed to take any action (nor is it aware of any agreement, plan or circumstance) that to the Knowledge of the Company is reasonably likely to prevent the Merger from being treated as a “reorganization” within the meaning of Section 368(a) of the Code.

(m) Neither the Company nor any of the Company’s Subsidiaries has been included with any other entity in any consolidated, combined, unitary or similar return for any Tax period for which the statute of limitations has not expired (other than a Tax Return for a group of which the Company or any Company Subsidiary was the common parent).

(n) Neither the Company nor any of the Company’s Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (x) in the two (2) years prior to the date of this Agreement or (y) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement.

(o) Neither the Company nor any of the Company’s Subsidiaries will be required to include any item of income, or exclude any item of deduction from taxable income, for any taxable period (or portion thereof) ending after the Closing Date as a result of:  (i) an installment sale or open transaction disposition on or before the Closing Date or (ii) any change in method of accounting for a taxable period ending on or before the Closing Date.

(p) Gleacher Partners Ltd. has filed an IRS Form 8832 (Entity Classification Election) electing classification as a disregarded entity for U.S. federal and state income Tax purposes, effective on a date prior to the date hereof.

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(q) Since the date of its formation, Gleacher Partners (Asia) Ltd. has been an inactive corporation, has recognized no income and has incurred only a de minimis amount of expenses.

Notwithstanding anything to the contrary in this Agreement, it is understood and agreed that no representation or warranty is made by the Company or its Subsidiaries in respect of Tax matters in any Section of this Agreement other than this Section 4.24.

Section 4.25 Intellectual Property Rights.

(a) Section 4.25(a) of the Disclosure Schedule lists all registered Owned Company Intellectual Property (other than Trade Secrets).

(b) Except as set forth in Section 4.25(b) of the Disclosure Schedule, (i) all registrations for material Owned Company Intellectual Property are valid and in force in all material respects, and (ii) all applications to register any unregistered material Owned Company Intellectual Property Rights are pending and in good standing in all material respects, all without challenge.  No claims are pending or, to the Knowledge of the Company, have been threatened in writing to the Company or any of its Subsidiaries challenging the validity, enforceability or ownership by the Company or any of its Subsidiaries of any of the material Owned Company Intellectual Property.

(c) Each item of material Company Intellectual Property is either:  (i) owned by the Company or any of its Subsidiaries free and clear of any Liens; or (ii) rightfully used and authorized for use by the Company or any of its Subsidiaries pursuant to a valid and enforceable written Contract.

(d) To the Knowledge of the Company, the activities of the Company and its Subsidiaries, the Owned Company Intellectual Property and any Company Intellectual Property licensed exclusively to the Company or any of its Subsidiaries in any field of use does not infringe, dilute or misappropriate the Intellectual Property of any third Person.  Neither the Company nor any of its Subsidiaries has received any written claim or notice from any Person alleging the Company or any of its Subsidiaries is engaging in any activity that infringes, or that any of the material Owned Company Intellectual Property or any material Company Intellectual Property licensed exclusively to the Company or any of its Subsidiaries in any field of use infringes upon, any Intellectual Property of any third Person.  Neither the Company nor any of its Subsidiaries has received any written claim or notice from any Person challenging the Company’s or any of its Subsidiaries’ ownership or right to use any of the material Owned Company Intellectual Property or any material Company Intellectual Property licensed exclusively to the Company or any of its Subsidiaries; and there are no infringement suits, actions or proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries with respect to any third Person’s Intellectual Property.  To the Knowledge of the Company, no Person is engaging in any activity that infringes, dilutes or misappropriates any of the material Owned Company Intellectual Property or any material Company Intellectual Property licensed exclusively to the Company or any of its Subsidiaries in any field of use.

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Section 4.26 Information Technology; Security & Privacy.  All material information technology and computer systems (including Software, information technology and telecommunication hardware and other equipment) relating to the transmission, storage, maintenance, organization, presentation, generation, processing or analysis of data and information whether or not in electronic format, used in or necessary to the conduct of the business of the Company or any of its Subsidiaries (collectively, “Company IT Systems”) have been properly maintained in all material respects by technically competent personnel, in accordance with standards set by the manufacturers or otherwise in accordance with standards prudent in the industry, to ensure proper operation, monitoring and use.  The Company IT Systems are in all material respects in good working condition to effectively perform all information technology operations necessary to conduct the business of the Company or any of its Subsidiaries.  Neither the Company nor any of its Subsidiaries has experienced within the past three (3) years any material disruption to, or material interruption in, its conduct of business attributable to a defect, bug, breakdown or other failure or deficiency of the Company IT Systems.  The Company and its Subsidiaries have taken commercially reasonable measures to provide for the back-up and recovery of the data and information necessary to the conduct of the business of the Company and its Subsidiaries (including such data and information that is stored on magnetic or optical media in the ordinary course) without material disruption to, or material interruption in, the conduct of the business of the Company or any of its Subsidiaries.  Neither the Company nor any of its Subsidiaries is in material breach of any material Contract related to any Company IT System.

Section 4.27 State Takeover Statutes.  No state takeover or similar statute or regulation is applicable to the Transaction, this Agreement or any of the transactions contemplated hereby.

Section 4.28 No Broker.  No agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee payable by the Company in connection with any of the transactions contemplated by this Agreement.

Section 4.29 Regulatory Matters.  In addition to, and without limiting the generality of, the foregoing representations and warranties, including, but not limited to, those contained in Sections 4.3 and 4.4 hereof:

(a) Since December 31, 2005, the Company and its Subsidiaries have timely filed all registrations, declarations, reports, notices, forms and other filings required to be filed by it with the SEC, FINRA, or any other Governmental Authority (including applicable state securities regulatory bodies), and all amendments or supplements to any of the foregoing.

(b) The Company has made available to Parent a copy of the currently effective Form BD as filed by the Company and its Subsidiaries with the SEC.  Except as set forth in Section 4.29(b) of the Disclosure Schedule, the information contained in such form was complete and accurate in all material respects as of the time of filing thereof and remains complete and accurate in all material respects as of the date hereof.

(c) Except with respect to employees in training or employees who have been employed by the Company or any of its Subsidiaries for fewer than 90 days, all of the

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employees who are required to be licensed or registered to conduct the business of the Company and its Subsidiaries are duly licensed or registered in each state and with each Governmental Authority in which or with which such licensing or registration is so required.

(d) Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any of its or their employees or “associated persons” (as defined in the Exchange Act) has been the subject of any disciplinary proceedings or orders of any Governmental Authority arising under applicable Laws.  No such disciplinary proceeding or order is pending or, to the Knowledge of the Company, threatened.  Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any of its or their employees or associated persons has been permanently enjoined by the order of any Governmental Authority from engaging or continuing any conduct or practice in connection with any activity or in connection with the purchase or sale of any security.  Neither the Company nor any of its Subsidiaries is or has been ineligible to serve as a broker-dealer or an associated person of a broker-dealer under Section 15(b) of the Exchange Act (including being subject to any “statutory disqualification” as defined in Section 3(a)(39) of the Exchange Act).  None of the Company’s or any of its Subsidiaries’ employees or associated persons are or, to the Knowledge of the Company, have been ineligible to serve as a broker-dealer or an associated person of a broker-dealer under Section 15(b) of the Exchange Act (including being subject to any “statutory disqualification” as defined in Section 3(a)(39) of the Exchange Act).

(e) As of the date of this Agreement, the Company and its Subsidiaries are, and at all times until the Closing the Company and its Subsidiaries shall be, in compliance with Rules 15c3-1 and 15c3-3 under the Exchange Act and FINRA Rule 3130, and as of the date of this Agreement, the Company and its Subsidiaries have sufficient net capital such that it is not required to effect an early warning notification pursuant to Rule 17a-11 under the Exchange Act.

(f) The information provided by the Company and its Subsidiaries to the Central Registration Depository with respect to the employees of the Company or any of its Subsidiaries (including any Form BD, Form U4 or Form U5) is true, accurate and complete in all material respects.

(g) Each of the Company and its Subsidiaries and each of its and their respective officers, employees and “associated persons” (as defined under the Exchange Act) who are required to obtain a Permit as a broker-dealer, a principal, a representative, an agent or a salesperson (or any limited subcategory thereof) with the SEC or a Governmental Authority are duly registered as such and such registrations, all of which are set forth on Section 4.29(g) of the Disclosure Schedule, are in full force and effect.  All such Permits have been complied with in all material respects, and such Permits as currently filed, and all periodic and other reports required to be filed with respect thereto, are accurate and complete in all material respects.  The information contained in such Permits, forms and reports was true and complete in all material respects as of the date of the filing thereof, and timely amendments were filed, as necessary, to correct or update any information reflected in such registrations, forms or reports.  Section 4.29(g) of the Disclosure Schedule hereto sets forth all Governmental Authorities with which any of the Company or its Subsidiaries is registered, licensed, authorized or approved as a broker-dealer, including any membership in any such

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Governmental Authority.  Each of the Company and its Subsidiaries, by virtue of its broker-dealer activities, is not required to be registered or obtain a Permit in any jurisdiction other than those listed in Section 4.29(g) of the Disclosure Schedule.

Section 4.30 Significant Clients.  Section 4.30 of the Disclosure Schedule lists, for the current fiscal year through the date of this Agreement and the three prior fiscal years (i) all of the clients of the Company and its Subsidiaries that made any payment to the Company or any of its Subsidiaries during any such period; and (ii) the amounts paid to the Company and its Subsidiaries by each such client.  Neither the Company nor any of its Subsidiaries has received notice prior to the date hereof from any of such clients that a client has a material dispute with the Company, and, to the Knowledge of the Company as of the date hereof, none of such clients has any material disputes with the Company or any of its Subsidiaries.

Section 4.31 Absence of Undisclosed Liabilities.  Except for (a) specifically those liabilities or obligations described on the Disclosure Schedule, (b) those liabilities that are reflected or reserved against on the Financial Statements delivered to Parent prior to the date hereof and (c) liabilities incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date or obligations under this Agreement or the Ancillary Agreements, neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be material to the business of the Company and its Subsidiaries.

Section 4.32 Investment Advisory Activities.  The conduct of the business of the Company and its Subsidiaries, as presently conducted and as conducted at all times prior to the date hereof, does not require the Company or any of its Subsidiaries or any of their respective officers or employees to be registered as an investment adviser under the Investment Advisers Act of 1940 or as an investment adviser or investment adviser representative or agent under the Laws of any Governmental Authority.

Section 4.33 Information Supplied.  None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Information Statement (as defined below) shall, at the time the Information Statement is first mailed to the holders of Parent Common Stock, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE SELLING PARTIES

Except as set forth in the Disclosure Schedules, each Selling Party hereby represents and warrants to Parent, severally and not jointly, as of the date hereof and as of the Closing Date (or as of such other date as may be expressly provided in any representation or warranty), as to such Selling Party, as follows:

Section 5.1 Ownership of the Company Shares or Interests.  Such Selling Party is the owner, beneficially and of record, of the Company Shares set forth opposite such Selling Party’s

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name on Exhibit A hereto (or, as applicable, the Interests set forth opposite such Selling Party’s name on Exhibit A hereto), free and clear of any and all Liens.  Such Selling Party is not party to or otherwise bound by, and to the Knowledge of such Selling Parties, there are no restrictions upon, or voting trusts, proxies or other agreements or understandings of any kind with respect to, the voting, purchase, redemption, acquisition or transfer of, or the declaration or payment of any dividend or distribution on, the Company Shares or Interests, as applicable, owned by such Selling Party.  Neither the Company Shares nor the Interests are subject to any preemptive right, right of first refusal or other right or restriction.  Each Holder represents that it is transferring the Interests to be transferred by such Holder pursuant to the Interests Purchase free and clear of any and all Liens.

Section 5.2 Acquisition of Parent Stock.

(a) Such Selling Party is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act.

(b) The Parent Common Stock to be received by such Selling Party as Merger Consideration or Interests Purchase Consideration, as the case may be, is being acquired by such Selling Party for its own account for the purpose of investment and not (A) with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act or (B) for the account or benefit of, as a nominee or agent for, or on behalf of any Person in circumstances that would preclude Parent and Merger Sub from relying on any exemption from the registration requirements under the Securities Act.

(c) Such Selling Party understands that the Parent Common Stock to be issued to such Selling Party as Merger Consideration or Interests Purchase Consideration, as the case may be, will be issued in reliance upon Rule 506 of Regulation D under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, and such Selling Party will not, without the prior written consent of Parent, offer, sell, pledge or otherwise transfer the Parent Common Stock except as permitted under applicable Law.

(d) Such Selling Party has not, and none of its Affiliates or any person acting on behalf of such Selling Party or any such Affiliate has, engaged or will engage in any general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) with respect to the Parent Common Stock.

(e) To the knowledge of such Selling Party, the Transactions contemplated by this Agreement (A) have not been pre-arranged with a buyer of the Parent Common Stock in circumstances that would preclude Parent and Merger Sub from relying on any exemption from the registration requirements under the Securities Act, and (B) are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(f) Such Selling Party understands that the Parent Common Stock has not been registered under the Securities Act by reason of a specific exemption therefrom, and may not be transferred or resold except pursuant to an effective registration statement or pursuant to an exemption from registration (and based upon an opinion of counsel reasonably satisfactory to Parent and its counsel) and each certificate representing the Parent Common Stock will be

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endorsed with the following legends (which Parent shall cause to be removed at such Selling Party’s request at such time as such transfer restrictions no longer apply):

(i) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, GIFTED, ASSIGNED, DISTRIBUTED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, GIFT, ASSIGNMENT, DISTRIBUTION, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR DISPOSITION IS DONE (1) WITH THE WRITTEN CONSENT OF BROADPOINT SECURITIES GROUP, INC., (2) PURSUANT TO A TENDER OFFER WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, FOR ANY OR ALL OF THE COMMON STOCK OF BROADPOINT SECURITIES GROUP, INC., (3) IN CONNECTION WITH ANY PLAN OF REORGANIZATION, RESTRUCTURING, BANKRUPTCY, INSOLVENCY, MERGER OR CONSOLIDATION, RECLASSIFICATION, RECAPITALIZATION, OR, IN EACH CASE, SIMILAR CORPORATE EVENT OF BROADPOINT SECURITIES GROUP, INC., (4) THROUGH AN INVOLUNTARY TRANSFER PURSUANT TO OPERATION OF LAW, OR (5) IN COMPLIANCE WITH THE PROVISIONS OF AND THE RESTRICTIONS CONTAINED IN THAT CERTAIN AGREEMENT AND PLAN OF MERGER, BY AND AMONG BROADPOINT SECURITIES GROUP, INC., MAGNOLIA ADVISORY LLC, GLEACHER PARTNERS INC.  AND THE OTHER PARTIES THERETO (COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY).  IN ADDITION, NO TRANSFER, SALE, GIFT, ASSIGNMENT, DISTRIBUTION, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER (THE “ACT”) AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR EXCEPT PURSUANT TO RULE 144 OR REGULATION S OR OTHER APPLICABLE EXEMPTION UNDER THE ACT.”; and

(ii) Any other legend required to be placed thereon by applicable United States federal or state, or other applicable state and foreign securities laws.

Section 5.3 Authorization and Effect of Agreement.

(a) Such Selling Party has all requisite right, capacity and authority to execute and deliver this Agreement and the Ancillary Agreements to which such Selling Party is or is proposed to be a party and to perform the obligations applicable to such Selling Party hereunder and under any such Ancillary Agreements and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the Ancillary Agreements by such Selling Party and the performance by such Selling Party of the obligations applicable to such Selling Party hereunder and thereunder, as the case may be, and the consummation of the transactions contemplated hereby and thereby, as the case may be, have been duly authorized and no other action on the part of such Selling Party is necessary to

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authorize the execution and delivery of this Agreement and the Ancillary Agreements to which such Selling Party is or is proposed to be a party or the consummation of the transactions contemplated hereby or thereby.  This Agreement and the Ancillary Agreements that have been executed on the date hereof have been, and, upon execution by the Stockholders at the Closing, each other Ancillary Agreement will be, duly and validly executed and delivered by such Selling Party and, assuming due authorization, execution and delivery hereof by the other parties hereto and thereto, constitutes (or, with respect to such other Ancillary Agreements, will constitute) legal, valid and binding obligations of such Selling Party, enforceable against such Selling Party in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity.

(b) If such Selling Party is a natural person, such Selling Party is competent to execute and deliver this Agreement and the Ancillary Agreements to which it is or is proposed to be a party, to consummate the transactions contemplated hereby and thereby and to comply with the provisions hereof and thereof.  If such Selling Party is a natural person and is married, and such Selling Party’s Company Shares (or Interests, as applicable) constitute community property or such Selling Party otherwise needs spousal or other approval for this Agreement to be valid and binding, the execution, delivery and performance of this Agreement, the consummation by such Selling Party of the transactions contemplated hereby and the compliance by such Selling Party of the provisions hereof have been duly authorized by, and, assuming the due authorization, execution and delivery by each of the other parties thereto, constitutes a legal, valid and binding obligation of, such Selling Party’s spouse, enforceable against such spouse in accordance with its terms.

Section 5.4 Consents and Approvals; No Violations.  Except as set forth in Section 5.4 of the Disclosure Schedule, no filing with, and no Permit or Consent of any Governmental Authority or any other Person is necessary to be obtained, made or given by such Selling Party in connection with the execution and delivery by such Selling Party of this Agreement or any Ancillary Agreement to which such Selling Party is, or is proposed to be, a party, the performance by such Selling Party of the obligations applicable to such Selling Party hereunder or thereunder and the consummation of the transactions contemplated hereby or thereby.  Neither the execution and delivery by such Selling Party of this Agreement or any such Ancillary Agreement nor the consummation by such Selling Party of the transactions contemplated by this Agreement or any such Ancillary Agreement nor compliance by such Selling Party with any of the provisions hereof or thereof will (a) if such Selling Party is a trust, conflict with or result in any breach of any provisions of the trust agreement or other constitutive documents of such Selling Party, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, modification, cancellation or acceleration or loss of material benefits) under any of the terms, conditions or provisions of any Contract to which such Selling Party is a party or may otherwise be subject or bound or result in the creation of any Lien on the Company Shares or Interests, as applicable, owned or held by such Selling Party or any of the assets or properties of the Company or any of its Subsidiaries, or (c) violate any Permit or Law applicable to such Selling Party or to which such Selling Party or any of his, her or its assets or properties may be subject or bound.

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Section 5.5 Litigation.  There is no Proceeding pending or, to the Knowledge of such Selling Party, threatened, that relates to the ownership of the Company Shares or the Interests, as applicable, by such Selling Party.  There are no outstanding Orders imposed by any Governmental Authority that apply, in whole or in part, to the Company Shares or Interests, as applicable, owned by such Selling Party.

Section 5.6 Selling Party Agreements.  Such Selling Party is not a party to, nor is otherwise bound by, any Contract, including any confidentiality, non-competition, non-solicitation or proprietary rights agreement, between such Selling Party and any other Person that will (a) materially and adversely affect the ability of the Company or any of its Subsidiaries, the Surviving Company or any of its respective Affiliates to conduct their business from and after the Closing, or (b) if such Selling Party is an employee, officer or director of the Company or any of its Subsidiaries, materially impair or restrict the ability of such Selling Party to operate, control, manage or work for the Company or any of its Subsidiaries, the Surviving Company or any of its respective Affiliates from and after the Closing (in each case, other than Contracts entered into with Parent, Merger Sub or any of their respective Affiliates in connection with or contemplation of this Agreement).

Section 5.7 Selling Party’s Affiliates.  Except as set forth in Section 5.7 of the Disclosure Schedule, such Selling Party is not an Affiliate of, nor otherwise has any other economic interest in, any other Stockholder or Holder.

Section 5.8 Short Sales and Confidentiality Prior to the Date Hereof.  Other than the transaction contemplated hereunder, such Selling Party has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Selling Party, executed any Prohibited Transaction, in or with respect to the securities of Parent during the period commencing from the date hereof until the earlier to occur of (i) Parent’s issuance of a press release disclosing the transactions contemplated hereby and (ii) Parent’s filing of a Current Report on Form 8-K disclosing the transactions contemplated hereby.  Other than confidential disclosures to other Persons party to this Agreement and other than confidential disclosures made to such Selling Party’s representatives and family members, such Selling Party has maintained the confidentiality of all disclosures made to it in connection with this transaction (including through the date hereof the existence and terms of this transaction).  “Prohibited Transaction” shall mean any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in, or be characterized as, a sale, an offer to sell, a solicitation of offers to buy, disposition of, loan, pledge or grant of any right with respect to Parent Common Stock by the Selling Party or any Person acting on behalf of or pursuant to any understanding with such Selling Party.  Such prohibited hedging or other transaction could include without limitation effecting any short sale (whether or not such sale or position is “against the box”) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to Parent Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Parent Common Stock.

Section 5.9 Released Matters.  Such Selling Party has not knowingly assigned or transferred or purported to assign or transfer to any Person any Released Matters and no Person other than such Selling Party has any interest in any Released Matter by Law or Contract by

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virtue of any action or inaction by such Selling Party, except for any such interest conferred under the Laws of estate or succession.

Section 5.10 Information Supplied.  None of the information supplied or to be supplied by or on behalf of such Selling Party for inclusion or incorporation by reference in the Information Statement (as defined below) shall, at the time the Information Statement is first mailed to the holders of Parent Common Stock, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except as set forth in the Disclosure Schedules, Parent and Merger Sub each represents and warrants to the Selling Parties as of the date hereof and as of the Closing Date (or as of such other date as may be expressly provided in any representation or warranty) as follows:

Section 6.1 Organization and Good Standing.  Parent is duly incorporated, validly existing and in good standing under the laws of the State of New York, and Merger Sub is duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of the Buying Parties have all requisite power and authority to own, lease, operate and otherwise hold its properties and assets and to carry on its business as presently conducted.  Each of the Buying Parties is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted by it or the assets or properties owned or leased by it requires qualification.  Merger Sub is, and has been at all times since the date of its formation, wholly owned by Parent and a disregarded entity for U.S. federal and state income Tax purposes.  Parent has provided the Company and the Selling Parties’ Representative with true, correct and complete copies of the organizational documents of Merger Sub.  Each Subsidiary of Parent (i) is duly incorporated or duly formed, as applicable to each such Subsidiary, and validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has the requisite corporate power and authority or other power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.

Section 6.2 Authorization and Effect of Agreement.  Each of the Buying Parties has all requisite right, power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is or is proposed to be a party and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the Ancillary Agreements to which it is a party and the performance by the Buying Parties of their obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the board of directors of Parent, and by the written consent of Parent, as sole member of Merger Sub and no other corporate or other action on the part of any Buying Party is necessary to authorize the execution and delivery of this Agreement and the Ancillary Agreements to

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which it is or is proposed to be a party.  The acquisition by the Selling Parties who will be officers or directors of Parent after the Merger of the Parent Common Stock to be issued in the Merger has been approved by the Board of Directors of Parent and such approval specifies (i) the name of each such officer or director, (ii) the number of shares of Parent Common Stock to be received by such officer or director in the Merger and (iii) that the approval is given for the purpose of exempting the receipt of such shares from the applicability of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder.  No approval or consent of the stockholders of Parent is required under applicable Law or under any applicable contractual obligation in connection with the consummation of the Transactions other than the consent of the Principal Parent Stockholder set forth in the Stockholders Consent.  This Agreement and the Ancillary Agreements have been duly and validly executed and delivered by the Buying Parties and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Buying Parties enforceable against the Buying Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

Section 6.3 Consents and Approvals; No Violations.  Except for (i) the matters set forth in Section 4.3(i), (ii), and (iii) hereof; (ii) the mailing of the Information Statement to Parent’s shareholders; (iii) such filings as are required to be made with the SEC in connection with this Agreement under the Exchange Act; and (iv) such filings as may be made with the SEC and other Governmental Authorities under applicable securities laws in connection with this Agreement or the Registration Rights Agreement, no filing with, and no Permit or Consent of any Governmental Authority or any other Person is necessary to be obtained, made or given by any Buying Party in connection with the execution and delivery by the Buying Parties of this Agreement and any Ancillary Agreement to which any Buying Party is a party, the performance by the Buying Parties of their obligations hereunder and thereunder and the consummation by the Buying Parties of the Transactions.  The execution and delivery of this Agreement by each of the Buying Parties and the execution and delivery by such Buying Party of each Ancillary Agreement to which such Buying Party is or is proposed to be, a party, the consummation by the Buying Parties of the transactions contemplated hereby and thereby, and the compliance by the Buying Parties with any of the provisions hereof or thereof will not (a) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of Parent or the organizational documents of Merger Sub, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or loss of material benefits) under any of the terms, conditions or provisions of any Contract to which Parent or Merger Sub is a party or otherwise may be subject to or bound or result in the creation of any Lien (other than Permitted Liens) on any of the assets or properties of Parent or Merger Sub, or (c) violate any Permit or Law applicable to Parent or Merger Sub or to which Parent or Merger Sub or any of its assets or properties may be subject to or bound, except in the case of (b) or (c), any violation, breach or default which would not have or would not reasonably be expected to have a Material Adverse Effect on Parent.

Section 6.4 Litigation.  There are no Proceedings pending or, to the Knowledge of the Buying Parties, threatened against the Parent or any of its Subsidiaries or its or their assets, properties, businesses, or employees that would reasonably be expected to have a Material Adverse Effect on Parent.  There are no Orders imposed by any Governmental Authority against

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or that apply, in whole or in part, to Parent or any of its Subsidiaries, or its or their assets, properties, businesses, or employees that would reasonably be expected to have a Material Adverse Effect on Parent.

Section 6.5 Sufficiency of Funds.  At the Closing, the Buying Parties shall have available funds in an amount sufficient to permit them to pay the cash portion of the Merger Consideration and the Interests Purchase Consideration to be paid at Closing and related fees and expenses required to be paid by the Buying Parties.

Section 6.6 Parent Common Stock.  The Parent Common Stock to be issued pursuant to this Agreement will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to preemptive rights created by statute, Parent’s organizational documents or any agreement to which Parent is a party or by which it is bound and will be free and clear of all Liens (other than those restrictions pursuant to the Securities Act) and shall be listed for trading on the NASDAQ Global Market or such other exchange on which the Parent Common Stock is then listed or quoted on the date of such issuance.  Subject to the representations and warranties given by the Company and the Selling Parties in this Agreement being true and complete, no registration under the Securities Act is required for the offer and sale of the Parent Common Stock to the Selling Parties under this Agreement.

Section 6.7 Regulatory Compliance.

(a) Since January 1, 2006, Parent has timely filed all reports, statements, forms, schedules, registration statements, prospectuses, proxy statements, and other documents, together with any amendments required to be made with respect thereto, required to be filed by it with the SEC pursuant to the Exchange Act or the Securities Act, as the case may be (the “Parent SEC Reports”).  Except as disclosed therein, each of the Parent SEC Reports, at its effective date (in the case of Parent SEC Reports that are registration statements), at the meeting date (in the case of Parent SEC Reports that are proxy statements), or at the time filed, furnished or communicated (in the case of all other Parent SEC Reports), complied in all material respects with the applicable requirements of the Exchange Act or the Securities Act, and the rules and regulations of the SEC promulgated thereunder, each as in effect on the applicable date referred to above, applicable to such Parent SEC Reports, and did not, as of the applicable date referred to above, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that information as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date.  As of the date of this Agreement, no executive officer of Parent has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act.

(b) In addition to, and without limiting the generality of, the other representations and warranties in this Article VI, including, but not limited to, those contained in Section 6.3 and 6.9 hereof:

(i) Since December 31, 2005, Parent and its Subsidiaries have timely filed all registrations, declarations, reports, notices, forms and other filings required to be filed by

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it with the SEC, FINRA, or any other Governmental Authority (including applicable state securities regulatory bodies), and all amendments or supplements to any of the foregoing.

(ii) The information contained in the currently effective Form BD as filed by Parent and its Subsidiaries with the SEC was complete and accurate in all material respects as of the time of filing thereof and remains complete and accurate in all material respects as of the date hereof.

(iii) Neither Parent nor any of its Subsidiaries nor, to the Knowledge of Parent, any of its or their employees or associated persons has been permanently enjoined by the order of any Governmental Authority from engaging or continuing any conduct or practice in connection with any activity or in connection with the purchase or sale of any security.  Neither Parent nor any of its Subsidiaries is or has been ineligible to serve as a broker-dealer or an associated person of a broker-dealer under Section 15(b) of the Exchange Act (including being subject to any “statutory disqualification” as defined in Section 3(a)(39) of the Exchange Act).  None of Parent’s or any of its Subsidiaries’ employees or associated persons are or, to the Knowledge of Parent, have been ineligible to serve as a broker-dealer or an associated person of a broker-dealer under Section 15(b) of the Exchange Act (including being subject to any “statutory disqualification” as defined in Section 3(a)(39) of the Exchange Act).

(iv) Each of Parent and its Subsidiaries and each of its and their respective officers, employees and “associated persons” (as defined under the Exchange Act) who are required to obtain a Permit as a broker-dealer, a principal, a representative, an agent or a salesperson (or any limited subcategory thereof) with the SEC or a Governmental Authority are duly registered as such and such registrations are in full force and effect.

(c) The consolidated financial statements of Parent and its Subsidiaries (the “Parent Financial Statements”) included (or incorporated by reference) in the Parent SEC Reports (including the related notes, where applicable, and including the financial statements included in the Current Report on Form 8-K filed by Parent on February 24, 2009) (i) have been prepared from, and are in accordance with, the books and records of Parent and its Subsidiaries; (ii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; and (iii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, for the absence of footnotes), and presented fairly the consolidated financial position, results of operations, changes in stockholders’ equity and cash flows of Parent and the consolidated Subsidiaries of Parent as of the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements other than those included in the Current Report referenced in the preceding portion of this sentence, to normal year-end adjustments).  The financial statements to be included in Parent’s Annual Report on Form 10-K for the year ended December 31, 2008, shall be consistent in all material respects with the financial statements included in the Current Report on Form 8-K filed by Parent on February 24, 2009.

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(d) Parent and its Subsidiaries maintain internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(e) The records, systems, controls, data and information of Parent and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of Parent (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a material adverse effect on the system of internal accounting controls described below in this Section 6.7(e).  Parent (x) has implemented and maintains disclosure controls and procedures to ensure that material information relating to Parent and its Subsidiaries is made known to the chief executive officer and the chief financial officer of Parent by others within those entities and (y) has disclosed, based on its most recent evaluation, to Parent’s outside auditors (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal controls over financial reporting.  These disclosures were made in writing by management to Parent’s auditors, true and complete copies of which have been made available to the Company and the Selling Parties’ Representative before the date hereof.

Section 6.8 Capitalization of Parent.

(a) As of February 27, 2009 (the “Parent Capitalization Date”), the authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock and 1,500,000 shares of preferred stock.  As of the Parent Capitalization Date, of the shares of Parent Common Stock authorized:  (i) 80,187,795 shares are outstanding, (ii) 166,401 shares are held in a rabbi trust to hedge certain deferred compensation obligations, (iii) 483,601 shares are reserved for issuance upon the exercise of Parent Common Stock purchase warrants issued to purchasers of the Parent’s senior notes dated June 13, 2003, (iv) 7,545,996 shares are reserved for issuance upon the exercise of Employee Stock Options, (v) 8,530,793 shares are reserved for the issuance of Parent Common Stock upon the settlement of RSU Awards that are currently outstanding, (vi) 750,000 additional RSU Awards are committed to Lee Fensterstock and Peter McNierney pursuant to, and in accordance with the schedule in and terms of, their current employment agreements, (vii) 6,367,325 additional shares are, as of the Parent Capitalization Date, reserved for issuance pursuant to the Employee Stock Incentive Plans in respect of future awards under such plans, and (viii) no other shares of Parent Common Stock are reserved for issuance for any purpose.  As of the Parent Capitalization Date, of the shares of Parent preferred stock authorized:  (i) 1,000,000 shares of Parent’s Series B Mandatory Redeemable Preferred Stock are currently outstanding and (ii) no other shares of Parent preferred stock are

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currently outstanding and, other than Parent’s Series A Junior Participating Preferred Stock referred to in the Rights Agreement, no series of Parent preferred stock has been designated or reserved for issuance.  The Rights Agreement terminated on March 31, 2008 and, as of the date hereof, (i) the Rights Agreement has no further force or effect and (ii) the Company has not taken any action to amend the Rights Agreement to extend its term or to adopt a new rights agreement.

(b) Neither Parent nor any of its Subsidiaries has issued any securities in violation of any preemptive or similar rights.  There are not any bonds, debentures, notes or other indebtedness of Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Parent Common Stock may vote (“Voting Parent Debt”).  As of the Parent Capitalization Date, except pursuant to this Agreement, there are not any Options (i) obligating Parent or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Parent or of any of its Subsidiaries or any Voting Parent Debt, (ii) obligating Parent or any of its Subsidiaries to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of Parent Common Stock.  Parent is not a party to or bound by and, to the Knowledge the Buying Parties, there are no, restrictions upon, or voting trusts, proxies or other agreements or understandings of any kind with respect to, the voting, purchase, redemption, acquisition or transfer of, or the declaration or payment of any dividend or distribution on, Parent Common Stock or any shares of the capital stock of or equity interests in any Subsidiary of Parent.

Section 6.9 Permits; Compliance with Law.

(a) Parent and its Subsidiaries hold all material Permits necessary for the ownership and lease of its and their properties and assets and the lawful conduct of its business as it is now substantially conducted under and pursuant to all applicable Laws.  All material Permits have been legally obtained and maintained and are valid and in full force and effect.  Parent and its Subsidiaries are in compliance in all material respects with all of the terms and conditions of all Permits.  To the Knowledge of the Buying Parties, (i) there has been no material change in the facts or circumstances reported or assumed in the application for or granting of any Permits and (ii) no outstanding violations are or have been recorded in respect of any Permits.  No action, proceeding, claim or suit is pending or, to the Knowledge of the Buying Parties, threatened, to suspend, revoke, withdraw, modify or limit any Permit, and, to the Knowledge of the Buying Parties, no investigation is pending or threatened in writing, to suspend, revoke, withdraw, modify or limit any Permit.  To the Knowledge of the Buying Parties, there is no fact, error or admission relevant to any Permit that could reasonably be expected to result in the suspension, revocation, withdrawal, material modification or material limitation of, or could reasonably be expected to result in the threatened suspension, revocation, withdrawal, material modification or material limitation of, or in the loss of any Permit.

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(b) Parent and its Subsidiaries and its and their properties, assets, operations and business are currently being, and since December 31, 2006 have been, operated in compliance in all material respects with all Permits and applicable Laws except for such noncompliance as has not had or would not reasonably be expected to have a Material Adverse Effect.

Section 6.10 Absence of Certain Changes.  Since December 31, 2008, (a) through the date hereof Parent and its Subsidiaries have been operated in all material respects in the ordinary course of business consistent with past practice and (b) there has not occurred any event or condition that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Parent.

Section 6.11 Intentionally Omitted.

Section 6.12 Taxes and Tax Returns.

(a) All material Tax Returns required to be filed by or with respect to Parent and Parent’s Subsidiaries or their respective assets and operations (“Parent Tax Returns”) have been timely filed (taking into account valid extensions of the time for filing).  All such Parent Tax Returns (i) were prepared in the manner required by applicable Law and (ii) are true, complete and accurate in all material respects.

(b) Parent and the Parent’s Subsidiaries have timely paid, or caused to be paid, all material Taxes required to be paid by them, whether or not shown (or required to be shown) on a Tax Return (except for Taxes being contested in good faith with a Taxing Authority and for which there is a sufficient reserve (without regard to deferred Tax assets and liabilities) on the balance sheet included in the Parent Financial Statements), and Parent and Parent’s Subsidiaries have established, in accordance with GAAP, a sufficient reserve (without regard to deferred Tax assets and liabilities) on the balance sheet included in the Parent Financial Statements for the payment of all material Taxes not yet due and payable.  Since December 31, 2008, neither Parent nor any of Parent’s Subsidiaries has incurred any liability for Taxes other than Taxes incurred in the ordinary course of business.

(c) To the Knowledge of Parent, there are no examinations or other administrative or court proceedings relating to material Taxes in progress or pending, and there is no existing, pending or threatened in writing claim, proposal or assessment against Parent or any of Parent’s Subsidiaries or relating to its assets or operations asserting any deficiency for material Taxes.

(d) Parent has not taken or agreed to take any action (nor is it aware of any agreement, plan or circumstance) that to the Knowledge of Parent is reasonably likely to prevent the Merger from being treated as a “reorganization” within the meaning of Section 368(a) of the Code.

Notwithstanding anything to the contrary in this Agreement, it is understood and agreed that no representation or warranty is made by Parent or Merger Sub in respect of Tax matters in any Section of this Agreement other than this Section 6.12.

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Section 6.13 Listing and Maintenance Requirements.  The shares of Parent Common Stock are registered pursuant to the Exchange Act and are listed on The NASDAQ Global Market, and Parent has taken no action designed to terminate the registration of Parent Common Stock or delisting Parent Common Stock from The NASDAQ Global Market.

Section 6.14 No Broker.  No agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee payable by the Buying Parties in connection with any of the transactions contemplated by this Agreement.

Section 6.15 Information Supplied.  None of the information supplied or to be supplied by or on behalf of the Buying Parties for inclusion or incorporation by reference in the Information Statement shall, at the date it is first mailed to the holders of Parent Common Stock, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.  The Information Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.  Notwithstanding the foregoing, no representation is made by the Buying Parties (in this Section 6.15 or otherwise) with respect to statements made or incorporated by reference based on information supplied by or on behalf of the Company or the Selling Parties.

ARTICLE VII

COVENANTS

Section 7.1 Operation of the Company Pending the Closing.  The Company shall not, and the Selling Parties shall cause the Company and its Subsidiaries not to, take any action with the purpose of causing any of the conditions to the Buying Parties’ obligations set forth in Article VIII hereof to not be satisfied.  Except with the prior written consent of Parent, during the period from the date of this Agreement to the Closing, the Company shall, and the Selling Parties shall cause the Company and its Subsidiaries to, comply in all material respects with all applicable Laws and conduct its and their businesses in all material respects according to its ordinary and usual course of business and to use all commercially reasonable efforts consistent therewith (x) to preserve intact its and their present business operations and material properties, assets and business organizations and (y) to maintain satisfactory relationships with all customers, regulators, creditors and others having significant business relationships with the Company or any of its Subsidiaries.  Without limiting the generality of the foregoing, and except as set forth in the Disclosure Schedule, as otherwise provided in this Agreement or as required by applicable Law, during the period from the date of this Agreement to the Closing, the Company shall not, and the Selling Parties shall cause the Company and its Subsidiaries not to, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed):

(a) issue, sell or pledge, or authorize or propose the issuance, sale or pledge of additional shares of capital stock of any class, or any Options;

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(b) split, combine or reclassify any shares of capital stock of the Company or any of its Subsidiaries or declare, set aside for payment or pay any dividend or distribution, payable in cash, stock, property or otherwise, with respect to any of the capital stock of the Company or any of its Subsidiaries, other than any dividend or distribution of cash and other assets identified in Section 7.1(b) of the Disclosure Schedule, not reasonably expected to result in a negative Net Tangible Book Value or a failure to comply with any applicable net minimum capital requirements or any other applicable Law (provided, however, that the aggregate amount of any such dividend or distribution of cash and the fair market value of any other assets identified in Section 7.1(b) of the Disclosure Schedule shall not exceed $10 million);

(c) enter into an agreement with respect to any merger, consolidation, liquidation or business combination involving the Company or any of its Subsidiaries, or any acquisition or disposition of any material properties, assets or securities of the Company or any of its Subsidiaries;

(d) terminate, amend or provide any waiver or consent under any Company Contract other than in the ordinary course of business, provided that the Company shall consult with Parent before taking any action pursuant to this Section 7.1(d) in the ordinary course of business;

(e) terminate or amend any Permit issued by FINRA or any other securities regulator or any other material Permit;

(f) propose or adopt any amendment to the Company Charter Documents;

(g) (i) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division or line of business thereof or (ii) make any material investment either by purchase of stock or securities, contributions to capital, property transfer or purchase of any property or assets of any Person;

(h) incur any indebtedness or issue any debt securities or assume, guarantee or endorse the obligations of any other Person, other than trade payables in the ordinary course of business which are not material in amount, consistent with past practice;

(i) pay, discharge, satisfy or cancel any direct or indirect, primary or secondary, material liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise, unless in the ordinary course of business;

(j) (i) increase in any manner the rate or terms of compensation or Benefit Plans for any of its directors, officers or other employees, except as may be required under existing employment agreements or applicable Law, (ii) hire any new employees or (iii) unless authorized or required by Law, enter into or amend any employment, bonus, severance or retirement contract or adopt or amend any Benefit Plan;

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(k) (i) sell, lease, transfer or otherwise dispose of, any of its material property or assets other than in the ordinary course of business consistent with past practice or (ii) create Liens on any of its material property or assets, other than Permitted Liens;

(l) sell, assign, lease, license, transfer or otherwise dispose of, mortgage, pledge or encumber, any real property or amend in any material respect, terminate, modify in any material respect, renew or assign any rights under any real property lease;

(m) sell, assign, lease, license, transfer or otherwise dispose of, mortgage, pledge or encumber, any Owned Company Intellectual Property or amend in any material respect, terminate, modify in any material respect, renew or assign any rights under any Contract related to any Company Intellectual Property other than in the ordinary course of business, provided that the Company shall consult with Parent before taking any action pursuant to this Section 7.1(m) in the ordinary course of business;

(n) make any loans, advances or capital contributions (other than advances for travel and other normal business expenses to officers and employees), except in the ordinary course of business;

(o) commit to make any capital expenditure or fail to make any planned capital expenditures, or enter into any commitments or transactions not in the ordinary course of business, in any case involving aggregate value in excess of $100,000, or make aggregate capital expenditures or commitments in excess of $100,000;

(p) fail to maintain all its assets in good repair and condition in all material respects, except to the extent of wear or use in the ordinary course of business or damage by fire or other unavoidable casualty;

(q) except as may be required as a result of a change in applicable Law or GAAP, change any accounting principles or practices used by the Company or any of its Subsidiaries;

(r) institute, settle or dismiss any material action, claim, demand, lawsuit, proceeding, arbitration or grievance by or before any court, arbitrator or governmental or regulatory body threatened against, relating to or involving the Company or any of its Subsidiaries in connection with any business, asset or property of the Company or any of its Subsidiaries;

(s) enter into any Contract with a term of more than twelve (12) months or involving the payment, or provision of goods or services, in excess of $100,000 (other than Contracts entered into in the ordinary course of business consistent with past practice or Contracts that can be terminated on no more than 60 days notice without payment of any fee);

(t) make, revoke or change any Tax election or change any Tax accounting method, settle or compromise any Tax liability, or waive or consent to the extension of any statute of limitations for the assessment and collection of any Tax (this clause (t) being the sole provision of this Section 7.1 governing Tax matters);

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(u) either fail to pay in any material respect the accounts payable or other liabilities of the Company or any of its Subsidiaries, or fail to pursue to collect in any material respect any of the accounts receivable or other indebtedness owed to the Company or any of its Subsidiaries, in a manner consistent with the practices of the Company prior to the date hereof;

(v) abandon or fail to maintain in any material respect any registration for or registration of any Owned Company Intellectual Property; or

(w) authorize, agree or commit to take any of the foregoing actions.

This Section 7.1 is not intended to, in any way, confer overall control of the Company or its operations to Parent or any of its directors, officers, employees, Affiliates.  Related Parties or any investment banker, financial advisor, attorney, accountant or other advisor, agent or representative (collectively, “Representatives”).  As of the Closing, the Company and its Subsidiaries shall not, and the Selling Parties shall cause the Company and its Subsidiaries not to, have any Indebtedness outstanding or any assets subject to any Liens.  Solely for purposes of this Section 7.1, “Indebtedness” and “Liens” shall have the respective meaning given to each such in the Mast Preferred Stock Purchase Agreement.

Section 7.2 Access.  From the date of this Agreement until the Closing Date or the termination of this Agreement, each party will afford the other and each of their authorized Representatives access at all reasonable times and upon reasonable notice to all of its and its Subsidiaries’ assets, properties, Personnel and operations and to all its and its Subsidiaries’ books and records, and each party will permit the other and each of their authorized Representatives to review its books and records and to conduct such inspections as they may reasonably request, and the Company will permit the Buying Parties and each of their authorized Representatives to review the Financial Statements, subject to compliance with applicable Law; provided, however, that (i) such investigation shall not unreasonably interfere with the business operations of any party; (ii) no party shall be required to provide access to any information or take any other action that would constitute a waiver of the attorney-client privilege; (iii) no party need supply the other party with any information which, in the reasonable judgment of such party, such party is under a legal obligation not to supply; and (iv) no Stockholder (or Holder) other than the Selling Parties’ Representative shall have any rights under this Section 7.2; provided, however, that in the case of clause (iii), such party shall promptly provide to the other party a general description of such information not being supplied and such party shall use its reasonable best efforts to obtain any consent required to disclose such information.  Each party will instruct its officers to furnish such Persons with such financial and operating data and other information with respect to its business, prospects and properties as such Persons may from time to time reasonably request.  All information obtained in connection with such access shall be governed by the Non-Disclosure Agreement between Parent and the Company dated January 28, 2009 (the “Confidentiality Agreement”), the terms and provisions of which shall be incorporated by reference into this Agreement.

Section 7.3 Notification.  The Company and each of the Selling Parties (only with respect to information within its, his or her possession) shall promptly notify Parent, and Parent shall promptly notify the Company, of (i) any fact, change, condition, circumstance, event, occurrence or non-occurrence that has caused or is reasonably likely to cause any representation

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or warranty in this Agreement made by it, him or her to be untrue or inaccurate in any material respect at any time after the date hereof and prior to the Closing, (ii) any material failure on its or their part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder or (iii) any litigation, arbitration or administrative proceeding pending or, to their Knowledge, threatened against the Company or any of its Subsidiaries, the Stockholders, the Holders, or the Buying Parties, as the case may be, which challenges the transactions contemplated by this Agreement or any Ancillary Agreement; provided that each of the parties hereto agrees that the delivery of any notice pursuant to this Section 7.3 shall not limit, diminish or otherwise affect the remedies available hereunder to the party receiving such notice, or the representations or warranties of, or the conditions to the obligations of, the parties hereto.  No failure to comply with this Section 7.3 shall by itself constitute the failure of any condition set forth in Article VIII, or by itself give rise to any rights of termination under Article IX or indemnification under Article X, except to the extent the underlying matter would independently result in the failure of a condition set forth in Article VIII or give rise to any rights of termination or indemnification under Article IX or X, respectively.

Section 7.4 Reasonable Best Efforts.

(a) Upon the terms and subject to the conditions of this Agreement, the Company, each of the Selling Parties and the Buying Parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the Transactions and the transactions contemplated by the Ancillary Agreements as promptly as practicable, including, without limitation, (i) the prompt preparation and filing of all forms, registrations, notices and other filings required to be filed to consummate the Transactions and the transactions contemplated by the Ancillary Agreements and the taking of such reasonable best efforts as are necessary to obtain at the earliest practicable date any approvals, consents, orders, exemptions or waivers of any Governmental Authority or any other Person, and (ii) using reasonable best efforts to cause the satisfaction of all conditions to Closing.  Each of Parent, on the one hand, and the Company and the Selling Parties, on the other hand, shall promptly consult with the other with respect to, provide any necessary information with respect to, and provide the other (or its counsel) advanced copies of, all filings made by such party with any Governmental Authority or any other Person or any other information supplied by such party to a Governmental Authority or any other Person in connection with this Agreement and the transactions contemplated by this Agreement.  The Company shall allow the Buying Parties to be present and participate in all communications and meetings with any Governmental Authority.

(b) Without limiting the generality of the foregoing, (i) as promptly as practicable, but in no event later than ten Business Days following the execution and delivery hereof, the Selling Parties shall file or cause to be filed with FINRA a change of control notice and continuing membership application pursuant to NASD Rule 1017 with respect to Partners (the “Partners FINRA Notice”) and Parent shall file or cause to be filed with FINRA the FINRA notice, if required for the Transaction, with respect to Broadpoint Capital, Inc. (the “Broadpoint Capital FINRA Notice” and, together with the Partners FINRA Notice, the “FINRA Notices”) and (ii) as promptly as practicable, but in no event later than ten Business Days following the determination that the filing is required by applicable Law, each of the

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Selling Parties and Parent shall file or cause to be filed with the United States Federal Trade Commission (the “FTC”) and the United States Department of Justice (the “DOJ”) the notification and report form, if any, required for the Transactions and shall, as promptly as practicable, file with the FTC and DOJ any supplemental information requested in connection therewith pursuant to the HSR Act. Any such notification and report form and supplemental information shall be in substantial compliance with the requirements of the HSR Act or FINRA rules, as applicable. Each of the Company, the Selling Parties, Parent and Merger Sub shall furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission that is necessary under the HSR Act or required by FINRA.

(c) Each party hereto shall promptly inform the others of any communication from any Governmental Authority regarding any of the Transactions.

(d) Each of the Selling Parties agrees that he shall not sell, transfer, pledge, hypothecate, mortgage or encumber his Company Shares or Interests, as applicable, other than as contemplated by this Agreement or take any action reasonably expected to cause the non-satisfaction of the conditions to Closing set forth in Article VIII hereof.

Section 7.5 Parent Information Statement.

(a) As promptly as practicable following the execution of this Agreement, Parent shall prepare and, after consultation with and receipt of any comments from the Company, file with the SEC an information statement (the “Information Statement”) to be sent to Parent’s stockholders in connection with the approval through the execution of the Stockholders Consent of the Charter Amendment and Share Issuance pursuant to the provisions of Section 615 of the New York Business Corporation Law.  Each of the Company and the Selling Parties shall cooperate with Parent in connection with the preparation of the Information Statement and shall furnish all information concerning such party as Parent may reasonably request in connection with the preparation of the Information Statement including all information related to the Company and the Selling Parties required to be set forth in the Information Statement pursuant to rules and regulations promulgated by the SEC under the Exchange Act.  Parent, the Company and each of the Selling Parties shall each use its reasonable best efforts to have the Information Statement cleared by the SEC as promptly as reasonably practicable after such filing.  Parent shall use its reasonable best efforts to cause the Information Statement to be mailed to Parent’s shareholders promptly after the Information Statement is cleared by the SEC.

(b) Parent shall promptly notify the Company of (i) the receipt of any comments from the SEC and all other written correspondence and oral communications with the SEC relating to the Information Statement and (ii) any request by the SEC for any amendment or supplement to the Information Statement or for additional information with respect thereto.  Drafts of the Information Statement and any amendment or supplement thereto shall be provided to the Company for its review and comment before Parent files them with the SEC.

(c) If at any time prior to the Effective Time any party hereto becomes aware of any information relating to the Company, the Selling Parties or the Buying Parties or any of their

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respective Affiliates, directors or officers, which should be set forth in an amendment or supplement to the Information Statement, so that the Information Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such party shall promptly notify the other parties and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to Parent’s shareholders.

Section 7.6 Further Assurances.  From time to time after the Closing, without additional consideration, each party hereto will (or, if appropriate, cause its Affiliates to) execute and deliver such further instruments and take such other action as may be necessary or reasonably requested by the other party to make effective the transactions contemplated by this Agreement and the Ancillary Agreements and to provide the other party with the intended benefits of this Agreement and the Ancillary Agreements.

Section 7.7 Confidentiality.  The Selling Parties acknowledge and agree that from and after the date hereof each Selling Party shall keep confidential any and all information (whether in oral or written form, electronically stored or otherwise) (i) that is related in any way to the Company or any of its Subsidiaries or the Buying Parties or (ii) received from another party that is related to this Agreement, any of the Ancillary Agreements or the transactions contemplated hereby and thereby (collectively, “Confidential Information”); provided that any Confidential Information that (i) was or becomes generally available to the public other than as a result of a disclosure by the party receiving such Confidential Information in violation of this Agreement, (ii) was or becomes available to a party on a non-confidential basis from a source other than the party disclosing such Confidential Information or its Representatives; provided, further, that such source was not known to the Selling Party to be bound by any agreement or obligation to keep such information confidential, or (iii) was independently developed by the party receiving such Confidential Information or its Representatives without reference to any Confidential Information, shall not be subject to the restrictions contained in this Section 7.7.  Notwithstanding anything to the contrary contained herein, a party may disclose the Confidential Information to its Representatives who need to know such Confidential Information to evaluate the Transactions or the transactions contemplated by the Ancillary Agreements, are informed of its confidential nature, and agree to abide by this Section 7.7.  In the event that a Selling Party is required by Law, regulation, supervisory authority or other applicable judicial or governmental order to disclose any Confidential Information, such Selling Party shall provide Parent with prompt written notice, unless notice is prohibited by Law, of any such request or requirement so that Parent may seek a protective order or other appropriate remedy.  If, failing the entry of a protective order (which the party required to disclose will use its commercially reasonable efforts to obtain), the Selling Party required to disclose the Confidential Information is, upon the advice of its counsel, compelled to disclose such Confidential Information, such Selling Party may disclose that portion of the Confidential Information that counsel advises that such Selling Party is compelled to disclose and will exercise commercially reasonable efforts to obtain assurance to the extent possible that confidential treatment will be accorded to that portion of the Confidential Information that is being disclosed.  In any event, any Selling Party required to disclose the Confidential Information will use its commercially reasonable efforts to, and will not oppose action by Parent to, obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.  The Selling Parties’

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obligations under this Section 7.7 shall survive the Closing Date until the second anniversary thereof, provided that if this Agreement terminates prior to the Closing, this Section 7.7 shall terminate concurrently with the Agreement.

Section 7.8 Consents.  The parties will use their reasonable best efforts to obtain such Consents and authorizations of third parties, give notices to third parties and take such other actions as may be necessary or appropriate in order to effect the consummation of the transactions contemplated by this Agreement and to enable the Company and its Subsidiaries to carry on its business after the Closing Date substantially as such business was conducted by it prior to the Closing Date including, without limitation, the Consents referred to in Section 4.3.  If the Company is unable to obtain any such Consent or authorization from any Person (other than a Governmental Authority) prior to the Closing, following the Closing until such Consents or authorizations are obtained, the Selling Parties shall use their reasonable best efforts in cooperation with the Buying Parties (at the Buying Parties request and expense) to obtain such Consents or authorizations.

Section 7.9 Tax Matters.

(a) Parent shall prepare and file, or cause to be prepared and filed, all Company Tax Returns for any taxable period ending on, before or including the Closing Date and with due dates (including extensions) after the Closing Date.  To the extent any Taxes shown as due on any Tax Return described in this Section 7.9(a) are indemnifiable by the Selling Parties pursuant to this Agreement, such Tax Returns shall be prepared in a manner consistent with prior practice unless a contrary treatment is required by applicable Law, and the Parent shall provide (or cause the Company and the Company’s Subsidiaries to provide) the Selling Parties’ Representative with copies of such Tax Returns at least 30 days prior to the due date for filing thereof (including extensions) for the Selling Parties’ Representative’s review and approval.  Parent and the Selling Parties’ Representative shall attempt in good faith to resolve any disagreements regarding such Tax Returns prior to the due date for filing.  In the event that Parent and the Selling Parties’ Representative are unable to resolve any dispute with respect to such Tax Return at least fifteen (15) days prior to the due date for filing, such dispute shall be resolved by the Reviewing Accountant, which resolution shall be binding on the parties.  Notwithstanding the foregoing, nothing contained in this Section 7.9(a) shall in any manner terminate, limit or adversely affect any right to receive indemnification pursuant to any provision in this Agreement.

(b) All transfer, documentary, sales, use, registration and other such Taxes incurred in connection with this Agreement and the transactions contemplated hereby shall be shared equally by the Selling Parties, on the one hand, and the Buying Parties, on the other; provided that, notwithstanding anything to the contrary in this Agreement, all transfer, documentary, sales, use, registration and other such Taxes incurred in connection with the distribution or transfer of any asset identified in Section 7.1(b) of the Disclosure Schedule shall be borne by the Selling Parties.  The Buying Parties and the Selling Parties shall cooperate to the extent necessary in the timely making of all filings, returns, reports and forms as may be required in connection therewith.

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(c) All contracts, agreements or arrangements under which the Company or any of the Company’s Subsidiaries may at any time have an obligation to indemnify for or share the payment of or liability for any portion of a Tax (or any amount calculated with reference to any portion of a Tax) (other than any such contract, agreement, arrangement between or among the Company and/or its Subsidiaries) shall be terminated with respect to the Company and any such Subsidiary as of the Closing Date, and the Company and such Subsidiary shall thereafter be released from any liability thereunder.

(d) The Company, the Company’s Subsidiaries, the Buying Parties and the Selling Parties shall, and shall each cause their Affiliates to, provide to the other cooperation and information, as and to the extent reasonably requested, in connection with the filing of any Tax Return, in conducting any audit, examination, litigation or other proceeding with respect to Taxes or in connection with any other matter related to Taxes.  Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information that are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  The Selling Parties, the Buying Parties and the Company shall, and shall cause their respective Affiliates to (i) retain all books and records with respect to Tax matters pertinent to the Company and its Subsidiaries relating to any Pre-Closing Tax Period, and to abide by all record retention agreements entered into with any Taxing Authority, and (ii) to give the other party reasonable written notice prior to destroying or discarding any such books and records and, if the other party so requests, the Selling Parties and the Buying Parties, as the case may be shall allow the other party to take possession of such books and records.  The Selling Parties, the Buying Parties and the Company further agree, upon request, to use all commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or customer of the Company or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including but not limited to with respect to the Merger).

(e) Prior to Closing, each Selling Party shall deliver to the Buying Parties a completed IRS Form W-9.

(f) The Buying Parties, the Company and the Selling Parties shall cooperate with each other and use their respective reasonable efforts to cause the Merger or the Alternative Structure, as the case may be, to qualify as a “reorganization” within the meaning of Section 368 of the Code (the “Intended Tax Treatment”), including (i) not taking any action that is reasonably likely to prevent the Intended Tax Treatment, (ii) executing such amendments to this Agreement as may be reasonably required in order to obtain the Intended Tax Treatment (it being understood that no party will be required to agree to any such amendment that it determines in good faith materially adversely affects the value of the transactions contemplated hereby to such party or its stockholders), and (iii) executing customary letters of representation in connection with obtaining the opinion referred to in Section 8.3(e).  Unless waived in writing by the Company, the Company and the Selling Parties shall use their reasonable best efforts to obtain the opinion referred to in Section 8.3(e), including by executing the letters referred to in the preceding clause (iii).  In the event that, for any reason, the Company learns that the opinion referred to in Section 8.3(e) cannot be, or may not be, delivered for any reason, it shall deliver prompt written notice of such fact to Parent and

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shall have a period of 30 days after delivering such notice to use reasonable best efforts to find other reputable tax counsel reasonably satisfactory to the Company to deliver such opinion to the Company.  Neither the Buying Parties, the Company, the Selling Parties nor any of their respective Affiliates will take any action or knowingly fail to take any action that would, or is reasonably likely to, prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(g) The appropriate Selling Parties shall be entitled to any refunds or credits of or against any Taxes of the Company or any Company Subsidiary related to a Pre-Closing Tax Period.  Parent shall, and shall cause the Company and the Company Subsidiaries to, promptly forward to the appropriate Selling Parties or to reimburse the appropriate Selling Parties (in accordance with their relative Ownership Percentages) for any refunds or credits due them pursuant to the terms hereof.

Section 7.10 Employee Benefits.

(a) From and after the Effective Time, Parent shall, and shall cause the Surviving Company to, honor all Benefit Plans and compensation arrangements and agreements in accordance with their terms as in effect immediately before the Effective Time.  Notwithstanding the foregoing, Parent and Surviving Company may, upon at least 60 days notice to participating employees and their employer, amend any Benefit Plan to cease providing coverage (other than COBRA continuation coverage, if applicable) to any employee who does not become an Affected Employee (as defined below).  For the period from the Effective Time through December 31, 2009 (the “Benefits Continuation Period”), Parent shall, or shall cause the Surviving Company to, provide each employee of the Company and its Subsidiaries (each, an “Affected Employee”) with continued benefits coverage under the Benefit Plans at the same level and on the same basis (and with the same costs for such Affected Employees) as provided to each such Affected Employee immediately before the Effective Time, and following the Benefits Continuation Period, Parent shall, or shall cause the Surviving Company to, provide each Affected Employee with benefits that are no less favorable than those provided to similarly situated employees of Parent and its Subsidiaries (other than the Surviving Company).  From and after the Effective Time through the Benefits Continuation Period, Parent shall, or shall cause the Surviving Company to, provide each Affected Employee with at least the same salary or wage rate and incentive compensation opportunities as those provided to each such Affected Employee immediately before the Effective Time.

(b) For purposes of vesting, eligibility to participate and benefit accrual (other than for purposes of benefit accruals under any pension plan sponsored by Parent or its Subsidiaries (other than the Surviving Company and its Subsidiaries)) under the employee benefit plans of Parent and its Subsidiaries providing benefits to any Affected Employees after the Effective Time (the “New Plans”), each Affected Employee shall be credited with his or her years of service with the Company and its Subsidiaries before the Effective Time, to the same extent as such Affected Employee was entitled, before the Effective Time, to credit for such service under any similar Company employee benefit plan in which such Affected Employee participated or was eligible to participate immediately prior to the Effective Time (and to the extent there is no a similar Company plan, service as recognized for purposes of the

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Company’s 401(k) Plan), provided that the foregoing shall not apply to the extent that its application would result in a duplication of benefits with respect to the same period of service.  In addition, and without limiting the generality of the foregoing:  (i) each Company Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is comparable to a Benefit Plan in which such Affected Employee participated immediately before the consummation of the Merger (such plans, collectively, the “Old Plans”); and (ii) for purposes of each New Plan providing welfare benefits to any Affected Employee, Parent shall, or shall cause the Surviving Company to, cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless such conditions would not have been waived under the comparable plans of the Company or its Subsidiaries in which such employee participated immediately prior to the Effective Time and Parent shall, or shall cause the Surviving Company to, cause any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(c) The Company shall take all actions and obtain any waivers or consents as may be required in order to terminate and fully discharge without further liability of the Company or the Buying Parties, effective on the Closing Date, any stock option plans and agreements and any other equity rights plans, agreements or arrangements.  The Company shall take all actions necessary to ensure that, as of immediately prior to the Closing, there are no subscriptions, options, warrants, calls, commitments or other rights of any kind (absolute, contingent or otherwise) outstanding relating to the issuance, purchase or receipt of any capital stock (including, without limitation, outstanding, authorized but unissued, unauthorized, treasury or other shares thereof) or other equity interest or any debt security or interest of the Company or any of its Subsidiaries.

Section 7.11 No Solicitation.  (i) The Company shall, and the Company shall cause its officers, employees, Subsidiaries, Affiliates, agents and other representatives to and (ii) each of the Selling Parties shall, and shall cause their agents, representatives and Affiliates and the Company to, immediately cease any existing discussions or negotiations with respect to any Alternative Proposal and shall not, and shall cause such Persons not to, directly or indirectly, encourage, solicit, participate in, initiate or facilitate discussions or negotiations with, or provide any information to, any Person (other than Parent or its directors, officers, employees, Subsidiaries, Affiliates, agents and other representatives) concerning any Alternative Proposal.  The Selling Parties and the Company shall immediately communicate to Parent any such inquiries or proposals regarding an Alternative Proposal, including the terms thereof.

Section 7.12 Appointment of Eric Gleacher to Parent Board.  On or prior to the Closing Date, Parent shall take all such corporate and other actions as are necessary to appoint Eric Gleacher as a member of the Parent Board and as Chairman of the Parent Board.  Mr. Gleacher shall be appointed to the class of Parent directors with a term expiring in 2011 (Class I), and the

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Parent Board shall not take any action to remove Eric Gleacher as a director for so long as Eric Gleacher is employed under his Employment Agreement.

Section 7.13 Lock-up.  Each Selling Party hereby agrees that any of the shares of Parent Common Stock received by such Selling Party as Merger Consideration or Interests Purchase Consideration, as applicable, shall, at all times, be subject to Transfer Restrictions; provided, however, that such Transfer Restrictions shall be lifted in full on the day that is five years following the Closing Date, subject to earlier lifting with respect to a Selling Party as specified on Schedule I hereto.

Section 7.14 Private Offering.  Each Selling Party shall not offer to sell or otherwise dispose of the Parent Common Stock acquired by it hereunder in violation of any of the registration requirements of the Securities Act or any other applicable securities Laws.

Section 7.15 Certain Actions of Parent Pending Closing.  Parent shall not, and Parent shall cause its Subsidiaries not to, take any action with the purpose of causing any of the conditions to the obligations set forth in Article VIII hereof to not be satisfied, and shall not amend the Parent certificate of incorporation or bylaws in a manner that would adversely affect the Selling Parties as compared to other holders of Parent Common Stock.  Except after consultation with the Selling Parties’ Representative (and, in the case of any action that would reasonably be expected to impede or materially delay the Closing, after obtaining the consent of the Selling Parties’ Representative), during the period from the date of this Agreement to the Closing, Parent shall, and Parent shall cause its Subsidiaries to, comply in all material respects with all applicable Laws and conduct its and their businesses in all material respects according to its ordinary and usual course of business and to use all commercially reasonable efforts consistent therewith (x) to preserve intact its and their present business operations and material properties, assets and business organizations and (y) to maintain satisfactory relationships with all customers, regulators, creditors and others having significant business relationships with Parent or any of its Subsidiaries.

Section 7.16 Standstill.  Each Selling Party agrees that for a period of two years from the date hereof (the “Standstill Period”), neither it nor any of its affiliates, alone or with others comprising a “group” (as defined under the Exchange Act), will in any manner (1) acquire, agree to acquire, or make any proposal (or request permission to make any proposal) to acquire any securities (or direct or indirect rights, warrants or options to acquire any securities) representing in the aggregate two percent (2%) or more of the voting power of Parent Common Stock (other than the Parent Common Stock to be issued as Merger Consideration or Interests Purchase Consideration, as the case may be, and Parent Common Stock that may be issued to individuals who are among the Selling Parties as employee compensation) or material property of Parent, unless such acquisition, agreement or making of a proposal shall have been expressly first approved (or in the case of a proposal, expressly first invited) by the Parent Board, (2) form, join or in any way participate in a “group” (as defined under the Exchange Act) with respect to any securities of Parent or any of its Subsidiaries or otherwise act, alone or in concert with others, to solicit proxies from shareholders of Parent or otherwise seek to influence or control the management or policies of Parent or any of its affiliates (except, in the case of Eric Gleacher, in his role as director, Chairman of the Parent Board and employee of Broadpoint Capital, Inc., and in the case of any other Selling Party, in such Selling Party’s role as an employee of Parent or

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any of its Subsidiaries; it being understood that the foregoing shall not prohibit any such person from expressing his or her views on matters to be voted upon by stockholders so long as such expressions do not constitute a “solicitation” necessitating a public filing under the applicable rules of the Exchange Act), or (3) assist, advise or encourage (including by knowingly providing or arranging financing for that purpose) any other person in doing any of the foregoing.  Each Selling Party hereby represents that neither it nor its affiliates beneficially own any shares of Parent Common Stock as of the date hereof or as of the Closing Date (other than the Parent Common Stock to be issued as Merger Consideration or Interests Purchase Consideration, as the case may be).  Notwithstanding the foregoing, such Selling Party and its affiliates will not be subject to any of the restrictions set forth in this paragraph, and this paragraph shall terminate and be of no further force or effect, if Parent shall have entered into a definitive agreement providing for (i) any acquisition of a majority of the voting securities of Parent by any person or group (other than by MatlinPatterson FA Acquisition LLC and its affiliates (collectively, the “Permitted Holders”)), (ii) any acquisition or disposition of substantially all the consolidated assets of Parent by any person or group (other than the Permitted Holders) or (iii) any form of merger, business combination, acquisition, restructuring, recapitalization or similar transaction with respect to Parent pursuant to which, immediately following such transaction, any person (other than the Permitted Holders) or the direct or indirect shareholders of such person shall beneficially own a majority of the outstanding voting power of Parent or of the surviving parent entity in such transaction.

Section 7.17 Termination of Certain Agreements.  Notwithstanding any provision to the contrary in this agreement (including Section 7.1), on or prior to Closing Date, the Selling Parties will cause each of the following actions to be taken, such that neither the Company nor any Company Subsidiary shall have any liabilities, obligations or commitment with respect thereto: (w) (i) terminate or assign to a third party the Letter Agreement, dated as of August 7, 2006, between the Company and ELMA Philanthropies, (ii) terminate or assign to a third party the Letter Agreement, dated as of January 23, 2008, between the Company and Concierge Capital LLC, (iii) terminate or assign to a third party the Loan Agreement, between Bank of America, N.A. and Holdings, dated as of July 31, 2008, and (iv) to the extent that any employee or “associated person” (as defined under the Exchange Act) of Partners is compensated by, or has any type of compensation arrangement with, any private investment fund, whereby such person receives “selling compensation” as defined in FINRA Rule 3040(e)(2), such compensation arrangement shall be terminated; (x) the Company shall sell or otherwise transfer the real property owned by the Company on East 87th Street in New York City; (y) (i) any Debt owing from the Selling Parties to the Company or any Company Subsidiary shall be repaid, and (ii) any Debt owing from the Company or any Company Subsidiary to any Selling Party or any person related to a Selling Party shall be repaid, together with all interest accrued thereon; and (z) the Company shall cause Partners to terminate or assign to a third party that certain Management Agreement (as amended), among Gleacher Mezzanine Fund I, L.P., Gleacher Mezzanine Fund P, L.P. and Partners (f/k/a Gleacher & Co. LLC), dated as of March 9, 2001.

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ARTICLE VIII

CONDITIONS TO CLOSING

Section 8.1 Conditions to Each Party’s Obligations.  The respective obligations of each party to effect the transactions contemplated by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of the following conditions, which may be waived (to the extent the Closing may legally be effected despite the non-fulfillment of such condition) by mutual agreement of Parent and the Selling Parties’ Representative, as applicable:

(a) Either (i) written approval shall have been received from FINRA with respect to the Partners FINRA Notice and, if applicable, the Broadpoint Capital FINRA Notice; or (ii) (A) thirty (30) calendar days shall have elapsed after the filing of the Partners FINRA Notice and, if applicable, the Broadpoint Capital FINRA Notice; (B) the Selling Parties or the Buying Parties shall have notified FINRA that the parties hereto intend to consummate the Closing without written approval from FINRA as contemplated by clause (i) above; (C) fifteen (15) calendar days shall have elapsed following such notice; and (D) FINRA shall not have indicated in writing that it is considering imposing Material Restrictions on Parent or any of its Subsidiaries (including the Surviving Company and its Subsidiaries) if the Closing is effected without written FINRA approval; for purposes of this Section 8.1(a), “Material Restrictions” shall mean any condition or restriction imposed in connection with the Partners FINRA Notice and, if applicable, the Broadpoint Capital FINRA Notice, that could reasonably be expected to have a material adverse effect (measured on a scale relative to the Company and its subsidiaries taken as a whole) on Parent or any of its Subsidiaries (including the Surviving Company and its Subsidiaries).

(b) There shall not be in effect any Law of any Governmental Authority of competent jurisdiction restraining, enjoining or otherwise preventing the consummation of the Merger or the Interests Purchase and any waiting period applicable to the consummation of the Merger or the Interests Purchase under the HSR Act shall have expired or been terminated.

(c) No Order issued by any Governmental Authority of competent jurisdiction preventing the consummation of the Merger or the Interests Purchase shall then be in effect.

(d) At least 20 days shall have elapsed from the mailing of the Information Statement in accordance with Rule 14c-2(b) under the Exchange Act.

Section 8.2 Conditions Precedent to Obligations of Parent and Merger Sub.  The obligation of Parent and Merger Sub to effect the transactions contemplated by this Agreement is subject to the satisfaction or waiver by Parent (to the extent the Closing may legally be effected despite the non-fulfillment of such condition) of the following conditions:

(a) The representations and warranties of the Company and the Selling Parties in this Agreement shall be true, complete and accurate in all respects (without regard to any materiality qualifiers therein) as of the date hereof and at and as of the Closing with the same effect as though such representations and warranties had been made at and as of such time, other than representations and warranties that speak as of another specific date or time prior to

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the date hereof (which need only be true and correct as of such date or time); provided, however, that for purposes of determining the satisfaction of this condition, such representations and warranties (other than the representations and warranties contained in Section 4.2, 4.5, 4.6, and 5.1, which shall be true, complete and accurate in all material respects and the representations and warranties contained in Section 4.13(c) which shall be true, complete and accurate in all respects) shall be deemed to be true, complete and accurate in all respects unless the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, would have a Material Adverse Effect on the Company.

(b) All of the terms, covenants and conditions to be complied with and performed by the Company or any of the Selling Parties on or prior to the Closing Date shall have been complied with or performed in all material respects.

(c) Parent shall have received certificates, dated as of the Closing Date, executed on behalf of the Company and by each Selling Party or the Selling Parties’ Representative on behalf of each such Selling Party certifying that the conditions specified in Section 8.2(a) hereof and Section 8.2(b) hereof have been fulfilled.

(d) Parent shall have received valid and binding Consents for the Contracts set forth on Section 8.2(d) of the Disclosure Schedule.

(e) The Company shall have repaid in full any and all of the Indebtedness of the Company and its Subsidiaries, and shall have caused any and all Liens on any of their assets to be discharged, including those items referenced in Section 4.12 of the Disclosure Schedule, and shall have delivered to Parent payoff letters (or other evidence) evidencing such payoff and discharge.  Solely for purposes of this Section 8.2(e), “Indebtedness” and “Liens” shall have the respective meaning given to each such term in the Mast Preferred Stock Purchase Agreement.

(f) Parent shall have received all deliverables required to be delivered to Parent pursuant to Section 3.2 and 3.3.

(g) Each of the Employment and Non-Competition Agreements and no less than 75% of the Non-Competition Agreements shall be in full force and effect and enforceable against the Stockholder party thereto and no breach thereof shall have occurred or been threatened in writing by any party thereto (other than Parent or Merger Sub).  The Stockholder party to each Employment and Non-Competition Agreement, and the Stockholders party to 75% of the Non-Competition Agreements, shall be available and eligible to work immediately following the Closing (other than those Stockholders not then available due to vacation, maternity leave, sickness, non-permanent disability or similar temporary absence).

Section 8.3 Conditions Precedent to Obligations of the Company and the Selling Parties.  The obligation of the Company and the Selling Parties to effect the transactions contemplated by this Agreement is subject to the satisfaction or waiver by the Selling Parties’ Representative (to the extent the Closing may legally be effected despite the non-fulfillment of such condition) of the following conditions:

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(a) The representations and warranties of Parent and Merger Sub in this Agreement shall be true, complete and accurate in all respects (without regard to any materiality qualifiers therein) as of the date hereof and at and as of the Closing with the same effect as though such representations and warranties had been made at and as of such time, other than representations and warranties that speak as of another specific date or time prior to the date hereof (which need only be true, complete and accurate as of such date or time); provided, however, that for purposes of determining the satisfaction of this condition, such representations and warranties (other than the representations and warranties contained in Section 6.2 and the first sentence of Section 6.8(a), which shall be true, complete and accurate in all material respects and the representations and warranties contained in Section 6.10(b) which shall be true, complete and accurate in all respects) shall be deemed to be true, complete and accurate in all respects unless the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, would have a Material Adverse Effect on Parent.

(b) All of the terms, covenants and conditions to be complied with and performed by Parent or Merger Sub on or prior to the Closing Date shall have been complied with or performed in all material respects.

(c) The Selling Parties’ Representative shall have received a certificate, dated as of the Closing Date, executed on behalf of Parent and Merger Sub, certifying in such detail as the Selling Parties may reasonably request that the conditions specified in Section 8.3(a) and Section 8.3(b) hereof have been fulfilled.

(d) The Selling Parties’ Representative shall have received all deliverables required to be delivered to the Selling Parties’ Representative pursuant to Section 3.4.

(e) The Company shall have received the opinion of its counsel, Wachtell, Lipton, Rosen & Katz, in form and substance reasonably satisfactory to the Company, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Effective Time, the Merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code.  In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of Company and Parent.

ARTICLE IX

TERMINATION

Section 9.1 Termination.  This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing:

(a) by mutual written consent of Parent and the Company;

(b) by Parent or the Company if:

(i) a Governmental Authority shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling or other action the parties shall use reasonable best efforts to lift), in each case permanently restraining, enjoining or

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otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or

(ii) the Closing shall not have occurred on or before September 30, 2009; provided, however, that the right to terminate this Agreement under this Section 9.1(b)(ii) shall not be available to (A) the Company if the failure of the Closing to occur on or before such date was proximately caused by any action or failure to act on the part of any Selling Party or the Company or (B) Parent, if the failure of the Closing to occur on or before such date was proximately caused by any action or failure to act on the part of Parent or Merger Sub;

(c) by Parent if there is a default or breach by the Company or the Selling Parties of any of their respective covenants or agreements contained herein, or if the representations or warranties of the Company or the Selling Parties contained in this Agreement shall have become inaccurate, in either case such that the conditions set forth in Section 8.2 hereof could not be satisfied and such breach or default or inaccuracy is not curable or, if curable, has not been cured or waived within thirty (30) calendar days after written notice to the Company or the Selling Parties, as applicable, specifying, in reasonable detail, such claimed default, breach or inaccuracy and demanding its cure or satisfaction; or

(d) by the Company if there is a default or breach by Parent or Merger Sub with respect to any of its covenants or agreements contained herein, or if the representations or warranties of Parent or Merger Sub contained in this Agreement shall have become inaccurate, in either case such that the conditions set forth in Section 8.3 hereof could not be satisfied and such breach or default or inaccuracy is not curable or, if curable, has not been cured or waived within thirty (30) calendar days after written notice to Parent specifying, in reasonable detail, such claimed default, breach or inaccuracy and demanding its cure or satisfaction.

Section 9.2 Procedure and Effect of Termination.  In the event of termination and abandonment of the transactions contemplated by this Agreement pursuant to Section 9.1 hereof, written notice thereof shall forthwith be given to the other parties to this Agreement specifying the reasons for such termination and this Agreement shall terminate (subject to the provisions of this Section 9.2) and the Transactions shall be abandoned, without further action by any of the parties hereto.  If this Agreement is terminated as provided herein:

(a) Upon the written request therefor, each party will (i) redeliver or (ii) destroy with certification thereto in form and substance reasonably satisfactory to the other party, all documents, work papers and other materials of any other party relating to the transactions contemplated by this Agreement, whether obtained before or after the execution hereof, to the party furnishing the same; and

(b) In the event of the termination and abandonment of this Agreement pursuant to Section 9.1 hereof, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its Affiliates, directors, officers, agents, advisors, representatives or stockholders, other than the provisions of Section 7.7 and Article XI hereof; provided, however, nothing contained in this Section 9.2 shall relieve any party from liability for fraud or intentional breach of this Agreement.

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ARTICLE X

SURVIVAL; INDEMNIFICATION

Section 10.1 Survival of Indemnification Rights.

(a) The representations and warranties of the Company and the Selling Parties contained in Article IV and Article V hereof and in any Ancillary Agreement shall survive the Closing and remain in full force and effect for a period of 18 months following the Closing Date and, if a written notice for a claim for indemnification pursuant to this Article X (a “Claims Notice”) has been provided in good faith by such date, shall remain in full force and effect with respect to any Outstanding Claim until final resolution of such Outstanding Claim; provided, that, except as set forth in clause (i) below, the representations and warranties contained in Section 4.24 shall not survive the Closing Date; provided, however, the following representations and warranties shall survive and remain in full force and effect for the period indicated:

(i) Section 4.2 (Authorization and Effect of Agreement), Section 4.5 (Capitalization of the Company; Accredited Investors), Section 4.6 (No Subsidiaries), Section 4.14 (Transactions with Affiliates), paragraph (c) of Section 4.23 (Employees), paragraphs (e), (g), (j), (p) and (q) of Section 4.24 (Taxes and Tax Returns), Section 4.28 (No Broker), Section 5.1 (Ownership of the Company Shares), and Section 5.3 (Authorization and Effect of Agreement) until sixty (60) days following the expiration of the applicable statute of limitations (including extensions thereof); provided, however, each such representation and warranty shall remain in full force and effect with respect to any Outstanding Claim until final resolution of such Outstanding Claim.

(b) The representations and warranties of Parent and Merger Sub contained in Article VI hereof and in any Ancillary Agreement shall survive the Closing and remain in full force and effect for a period of 18 months following the Closing Date and, if a Claims Notice has been provided by such date, shall remain in full force and effect with respect to any Outstanding Claim until final resolution of such Outstanding Claim; provided, however, the following representations and warranties shall survive and remain in full force and effect for the period indicated:

(i) Section 6.2 (Authorization and Effect of Agreement), Section 6.6 (Parent Common Stock), and Section 6.9 (No Broker), until sixty (60) days following the expiration of the applicable statute of limitations (including extensions thereof); provided, however, each such representation and warranty shall remain in full force and effect with respect to any Outstanding Claim until final resolution of such Outstanding Claim.

(c) The covenants and agreements of the Selling Parties, the Company, Parent and Merger Sub contained in this Agreement or any Ancillary Agreement that contemplate performance thereof following the Closing Date shall survive and remain in full force and effect until fully performed or for the applicable period specified therein, or if no such period is specified, for the applicable statute of limitations.  The provision of this Article X shall survive

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so long as any other Section of this Agreement shall survive to the extent applicable.  None of the Closing, any party’s waiver of any condition to the Closing or any party’s knowledge of any breach prior to the Closing, shall constitute a waiver of any of the rights that any such party may have hereunder (including rights to indemnification) whether by reason of any investigation by such party or its Representatives, pursuant to Section 7.2 hereof or otherwise.

Section 10.2 Indemnification Obligations.

(a) Selling Parties Indemnification Obligations.  Subject to the limitations set forth in this Article X, each Selling Party, severally but not jointly, in the proportion to such Selling Party’s Ownership Percentage as set forth on Exhibit A, shall indemnify, defend and hold harmless Parent, the Surviving Company, and any parent, subsidiary, associate, Affiliate, director, officer, stockholder or agent thereof, and their respective Representatives, successors and permitted assigns (all of the foregoing are collectively referred to as the “Parent Indemnified Parties”), from and against all Losses which any such party may suffer, sustain or become subject to, to the extent relating to:

(i) any inaccuracy in, or breach of, any representation or warranty made by the Company or any Selling Party (provided the Parent Indemnified Parties may only seek indemnification under this Article X for any inaccuracy in, or breach of, any representation or warranty made by a Selling Party from such Selling Party) under this Agreement or any Ancillary Agreement (in each case, without regard to any materiality qualifiers contained therein, other than any materiality qualifier in Section 4.13(a) or Section 4.13(c) of this Agreement and other than with respect to those representations and warranties requiring a list of “material” items);

(ii) any breach or non-fulfillment of any covenant or agreement on the part of the Company or any Selling Party (provided the Parent Indemnified Parties may only seek indemnification under this Article X for any breach or non-fulfillment of any covenant or agreement by a Selling Party from such Selling Party), under this Agreement or any Ancillary Agreement;

(iii) any fees, expenses or other payments incurred or owed by the Selling Parties or the Company to any counsel, advisor, agent, broker, investment banker or other firm or Person retained or employed in connection with the transactions contemplated by this Agreement;

(iv) without duplication of amounts otherwise indemnified hereunder, any (A) Tax of the Company or any Company Subsidiary related to a Pre-Closing Tax Period, and (B) Pre-Closing Tax Period Taxes of another Person for which the Company may be liable pursuant to Treasury Regulation Section 1.1502-6 (or any comparable provision of Law), as a transferee or successor, or by contract or otherwise;

(v) (A) any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) of the Company and Holdings (other than liabilities relating to the real property currently leased by Holdings as the principal offices of the Company); (B) any liabilities or obligations of any nature (whether accrued, absolute, contingent or

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otherwise) of Partners not relating to its investment banking advisory business; and (C) any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) relating to JGKP Management, LLC; Gleacher Fund Advisors LLC; Gleacher Advisors LLC; Gleacher Mezzanine LLC; Gleacher Mezzanine Fund I, L.P.; Gleacher Mezzanine Fund II, L.P.; Gleacher Mezzanine Fund P, L.P.; Gleacher CBO 2000-1 Corp.; Gleacher CBO 2000-1 Ltd.; Gleacher Partners Ltd.; Gleacher Partners (Asia) Ltd.; Gleacher Acquisition Corp.; Gleacher Acquisition Holdings LLC; Gleacher Investment Administration LLC; Gleacher Capital LLC; Gleacher Capital Management Corporation; Gleacher Diversified Strategies Fund LP; Gleacher Diversified Strategies Fund LTD; Gleacher Equity Opportunity Fund LP; Gleacher Investment Corporation; Gleacher Strategic Fund Ltd, and any “Passive Investment Vehicle” as defined in the Trademark Agreement; and

(vi) any demand for appraisal rights under Section 262 of the DGCL or any other Proceeding by, or any other liability or obligation in favor of or otherwise relating to, any Stockholder that is not a Signing Stockholder arising in respect of such Stockholder’s ownership interest in the Company or that is a matter that would be a Released Matter if such Stockholder had signed this Agreement.

For purposes of this Agreement, in the case of any Straddle Period, (A) the periodic Taxes of the Company and the Company’s Subsidiaries that are not based on income or receipts (e.g., property Taxes) for any Pre-Closing Tax Period shall be computed based upon the ratio of the number of days in the Pre-Closing Tax Period and the number of days in the entire taxable period, and (B) the Taxes of the Company and the Company’s Subsidiaries for any Pre-Closing Tax Period, other than Taxes described in clause (A), shall be computed as if such taxable period ended on the Closing Date.

(b) Parent Indemnification Obligations.  Subject to the limitations set forth in this Article X, Parent shall indemnify, defend and hold harmless the Selling Parties, and any parent, subsidiary, associate, Affiliate, director, officer, stockholder or agent thereof, and their respective Representatives, successors and permitted assigns (all of the foregoing are collectively referred to as the “Selling Parties Indemnified Parties”) from and against all Losses which any such party may suffer, sustain or become subject to, to the extent relating to:

(i) any inaccuracy in, or breach of, any representation or warranty made by Parent or Merger Sub under this Agreement or any Ancillary Agreement (without regard to any materiality qualifiers contained therein, other than any materiality qualifier in Section 6.10(a) or Section 6.10(b) of this Agreement);

(ii) any breach or non-fulfillment of any covenant or agreement on the part of Parent or Merger Sub under this Agreement or any Ancillary Agreement; and

(iii) any fees, expenses or other payments incurred or owed by Parent or Merger Sub to any counsel, advisor, agent, broker, investment banker or other firm or Person retained or employed in connection with the transactions contemplated by this Agreement.

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Section 10.3 Indemnification Procedure.

(a) If any Parent Indemnified Party or Selling Parties Indemnified Party, as the case may be (such parties, collectively, the “Indemnified Parties”) intends to seek indemnification pursuant to this Article X, such Indemnified Party shall notify the party from whom indemnification is being sought promptly after the Indemnified Party becomes aware of the basis of the claim for indemnification in the case of a claim that is not a third party claim (the “Indemnifying Party”) by providing written notice of such claim to the Indemnifying Party.  The Indemnified Party will provide the Indemnifying Party with prompt written notice of any third party claim in respect of which indemnification is sought.  Such notice will specify in reasonable detail the basis for such claim, and set forth, if known, the facts constituting the basis for such claim.  In the case of a third party claim, promptly following such notice, the Indemnified Party will provide the Indemnifying Party the notice of claim, pleadings or such other information and documents in each case received from such third party in connection with the making of such third party claim by such third party.  The failure to provide such notice, information and documents will not affect any rights hereunder except to the extent the Indemnifying Party shall have been prejudiced as a result of such failure.

(b) If such claim involves a claim by a third party against the Indemnified Party, the Indemnifying Party may, within thirty (30) calendar days after receipt of such notice by the Indemnifying Party and upon notice to the Indemnified Party, assume, through counsel of its own choosing and at its own expense, the settlement or defense thereof, and the Indemnified Party shall reasonably cooperate with them in connection therewith; provided that the Indemnified Party may participate in such settlement or defense through counsel chosen by it at the expense of the Indemnified Party; provided, further, that if the Indemnified Party has been advised by outside counsel that representation by the Indemnifying Party’s counsel of the Indemnifying Party and the Indemnified Party is likely to present such counsel with a conflict of interest, then the Indemnifying Party shall pay the reasonable fees and expenses of one Indemnified Party’s counsel.  Notwithstanding anything in this Section 10.3(b) to the contrary, the Indemnifying Party may not, without the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld, conditioned or delayed), settle or compromise any action or consent to the entry of any judgment unless such settlement, compromise or judgment (i) does not involve any finding or admission of any violation of Law or any violation of the rights of any Person and would not have any adverse effect on any other claims that may be made against the Indemnified Party, (ii) does not involve any relief other than monetary damages that are paid in full by the Indemnifying Party and (iii) completely, finally and unconditionally releases the Indemnified Party in connection with such claim and would not otherwise adversely affect the Indemnified Party.  So long as the Indemnifying Party is contesting any such claim in good faith, the Indemnified Party shall not pay or settle any such claim without the Indemnifying Party’s consent, such consent not to be unreasonably withheld, conditioned or delayed.  If the Indemnifying Party is not contesting such claim in good faith, then the Indemnified Party may conduct and control, through counsel of its own choosing and at the expense of the Indemnifying Party, the settlement (after giving prior written notice of its intention to do so to the Indemnifying Party and obtaining the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed, provided that such consent shall not be required if the Indemnifying Party assumed the defense of a claim but failed to contest such claim in good faith) or defense thereof, and the

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Indemnifying Party shall cooperate with it in connection therewith.  The failure of the Indemnified Party to participate in, conduct or control such defense shall not relieve the Indemnifying Party of any obligation it may have hereunder.

(c) Notwithstanding anything in Section 10.3(b) hereof to the contrary, the Selling Parties’ Representative shall control all proceedings taken in connection with any claim related to Taxes of the Company or any of the Company’s Subsidiaries for any Pre-Closing Tax Period, provided that (i) the Selling Parties’ Representative shall keep Parent informed in respect of all material aspects of such claims and (ii) Parent may also participate in (but not control) such proceedings at its own expense.  If Parent elects to participate in any proceedings, all parties agree to cooperate in the defense or prosecution thereof.  With respect to any claim related to Taxes of the Company or any of the Company’s Subsidiaries relating to a Straddle Period, the party which would bear the burden of the greater portion of the sum of the adjustment, Tax and any corresponding adjustments or Taxes that may reasonably be anticipated for future taxable periods shall control such claim; provided, however, that the controlling party shall not settle or compromise the proceeding without the prior written consent of the non-controlling party (such consent not to be unreasonably withheld, conditioned or delayed); provided, further, that the controlling party shall keep the non-controlling party informed in respect of all material aspects of such claim and such non-controlling party may also participate in such proceedings at its own expense.  The payment by any Parent Indemnified Party of any Tax shall not relieve the Selling Parties of their obligation under Section 10.2(a).  Notwithstanding any provision to the contrary contained in this Agreement, if Parent provides the Selling Parties’ Representative with written notice of a claim in respect of Section 10.2(a)(iv) at least 30 days prior to the date on which the relevant Tax is required to be paid by a Parent Indemnified Party, within that 30-day period the Selling Parties shall discharge their obligation to indemnify Parent Indemnified Party against such Tax by making payments to the relevant Taxing Authority or a Parent Indemnified Party, as directed by Parent, in an aggregate amount equal to the amount of such Tax.

Section 10.4 Calculation of Indemnity Payments.  The amount of any Loss for which indemnification is provided under this Article X shall be net of any insurance amounts and amounts recovered from other third parties when and to the extent actually received by the Parent Indemnified Parties with respect to such Loss provided that no Parent Indemnified Party shall have any obligation to seek or pursue any insurance recoveries (other than under those policies covering the Company and its Subsidiaries before the Effective Time) or seek or pursue recoveries from other third parties (and may terminate, delay or abandon its seeking or pursuit of any such insurance or other recovery at any time in its sole discretion).  However, in the event that any Parent Indemnified Party does not seek or pursue any insurance under policies covering the Company and its Subsidiaries before the Effective Time or recoveries from other third parties, such Parent Indemnified Party shall promptly notify the Selling Parties’ Representative of such fact in writing and the rights of each Selling Party Indemnifying Party shall be subrogated to any right of action that the Parent Indemnified Party may have under such insurance policies or against any other third parties, with respect to any matter giving rise to a claim for indemnification hereunder.  Any indemnity payment under this Article X shall be treated as an adjustment to the Purchase Price for Tax purposes to the extent permitted by Tax Law.  The amount of any Loss for which indemnification is provided under this Article X shall be (i) reduced by the amount of the net Tax benefit actually realized by the Indemnified Party by

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reason of such Loss and (ii) increased to take account of any net Tax cost actually incurred by the Indemnified Party arising from the receipt or accrual of indemnity payments hereunder (i.e., grossed-up for such increase).  For purposes of calculating Losses hereunder with respect to determining whether the Losses exceed the Deductible for purposes of Section 10.6(a), any materiality or Material Adverse Effect qualifications in the representations, warranties, covenants and agreements shall be ignored.

Section 10.5 Relation of Indemnity to Post-Closing Payments and Escrow Fund.  Parent may withhold any amounts otherwise due to be paid, but only on a several and not joint basis, if there is any Outstanding Claim as against an Indemnifying Party or Parties, in an amount equal to the Outstanding Claim until such claim is resolved under the terms hereof.  Parent shall have the right to notify the Escrow Agent of any claim for indemnification made by any Parent Indemnified Party pursuant to this Article X. Promptly following the final determination in accordance with this Article X of any claim for indemnification made by any Parent Indemnified Party against any Selling Party pursuant to this Article X, upon request by Parent, the Selling Parties’ Representative shall execute and deliver a certificate requesting the Escrow Agent to deliver to Parent a number of Escrowed Shares with a fair market value (based on the closing price per share of Parent Common Stock on the business day immediately prior to the date of such request) equal to the amount of such claim as finally determined in accordance with this Article X not to exceed the number of Escrowed Shares then held by the Escrow Agent for the account of such Selling Party.  On the date that is 18 months after the Closing Date (the “Termination Date”), Parent and the Selling Parties’ Representative shall execute and deliver a certificate requesting the Escrow Agent to deliver to the Selling Parties’ Representative all the Escrowed Shares that remain in the Escrowed Fund, less a number of Escrowed Shares with a fair market value (based on the closing price per share of Parent Common Stock on the business day immediately prior to the Termination Date) equal to the sum of any amounts subject to Outstanding Claims made by any Parent Indemnified Party pursuant to this Article X that have not been finally determined in accordance with this Article X before the Termination Date (the “Reserved Shares”); provided that following final resolution of an Outstanding Claim after the Termination Date, Parent and the Selling Parties’ Representative shall execute and deliver a certificate requesting the Escrow Agent to deliver to the Selling Parties’ Representative any Reserved Shares with respect to such Outstanding Claim, to the extent such shares are not to be delivered to a Parent Indemnified Party pursuant to the third sentence of this Section 10.5 but only to the extent that the fair market value (based on the closing price per share of Parent Common Stock on the business day immediately preceding such final resolution) exceeds the sum of any amounts subject to other Outstanding Claims made by any Parent Indemnified Party.  For the avoidance of doubt, all Escrowed Shares delivered to the Escrow Agent pursuant to Section 2.9 hereof shall be available in respect of indemnification claims due hereunder regardless of whether any particular Stockholder is or had become a Selling Party.

Section 10.6 Indemnification Amounts.

(a) Notwithstanding any provision to the contrary contained in this Agreement, neither the Selling Parties on the one hand, nor Parent on the other hand, shall be obligated to indemnify the Parent Indemnified Parties or the Selling Parties Indemnified Parties, as the case may be, for any Losses pursuant to this Article X unless and until the dollar amount of all Losses incurred in the aggregate by such Parent Indemnified Parties or Selling Parties

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Indemnified Parties, as applicable, exceeds $500,000 (the “Deductible”), in which case the Selling Parties or Parent, as the case may be, will only be obligated to indemnify the Parent Indemnified Parties or the Selling Parties Indemnified Parties, as the case may be, for the total amount of Losses in excess thereof; provided, that in no event shall the aggregate indemnification obligations of the Selling Parties or Parent, as the case may be, pursuant to Section 10.2 hereof exceed $15,000,000 (the “Indemnification Cap”); provided, further, that notwithstanding the foregoing, Parent Indemnified Parties’ and Selling Parties Indemnified Parties’ rights to seek indemnification hereunder for any Losses due to, resulting from or arising out of the following shall not be subject to, the Deductible or Indemnification Cap limits contained in this Section 10.6:

(i) fraud, intentional misconduct or intentional misrepresentation of Parent, the Selling Parties or the Company;

(ii) any breach by Parent, the Selling Parties or the Company of any of the covenants or agreements contained in this Agreement;

(iii) any breach by the Company or any of the Selling Parties of any representations and warranties referred to in Section 10.1(a)(i) hereof and any breach by Parent or Merger Sub of any representations and warranties referred to in Section 10.1(b)(i) hereof; or

(iv) the items set forth in Section 10.2(a)(iii), (iv), (v) or (vi)) or Section 10.2(b)(iii) hereof.

Any indemnification amounts paid in connection with the matters referred to in Section 10.6(a)(i), (ii), (iii) or (iv) hereof shall not be counted towards or included in the determination of the Indemnification Cap; provided, however, that (x) the Selling Parties’ collective total liability under this Article X shall not exceed in the aggregate the sum of $75,000,000; and (y) Parent’s total liability under this Article X shall not exceed in the aggregate the sum of $75,000,000 (less any cash consideration paid by Parent hereunder).

(b) For purposes of clarification and notwithstanding anything to the contrary in this Agreement, in no event and under no circumstance shall any Selling Party be liable for an amount in excess of the product of (x) such Selling Party’s Ownership Percentage and (y) $75,000,000.

Section 10.7 Exclusive Remedy.  The parties hereto agree that, from and after the Closing, the indemnity provisions set forth in this Article X shall be the sole monetary remedy of Parent, the Company and the Selling Parties after the Closing for any breach of the representations, warranties or covenants contained in this Agreement.

Section 10.8 Authorization of the Selling Parties’ Representative.

(a) By its execution of this Agreement, each Selling Party shall be deemed to have agreed to appoint the Selling Parties’ Representative as its agent and attorney-in-fact for and on behalf of the Selling Parties’ in connection with, and to facilitate the consummation of the Transactions, and in connection with the activities to be performed on behalf of the Selling

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Parties under this Agreement, for the purposes and with the powers and authority hereinafter set forth in this Section 10.8, which shall include the full power and authority:

(i) to accept the Merger Consideration or Interests Purchase Consideration, as the case may be, on behalf of such Selling Party as contemplated in Section 2.8(a) and 2.8(e);

(ii) to attend and supervise the Closing on behalf of such Selling Party;

(iii) to take such actions and execute and deliver such amendments, modifications, waivers and consents in connection with this Agreement and the consummation of the Transactions as the Selling Parties’ Representative, in his reasonable discretion, may deem necessary or desirable to give effect to the intentions of this Agreement;

(iv) as the agent of such Selling Party, to enforce and protect the rights and interests of such Selling Party and to enforce and protect the rights and interests of the Selling Parties’ Representative arising out of or under or in any manner relating to this Agreement and, in connection therewith, to:  (A) resolve all questions, disputes, conflicts and controversies concerning indemnification claims pursuant to Article X; (B) employ such agents, consultants and professionals, to delegate authority to his agents, to take such actions and to execute such documents on behalf of such Selling Party in connection with this Agreement as the Selling Parties’ Representative, in his reasonable discretion, deems to be in the best interest of the Selling Parties; (C) assert or institute any Proceeding; (D) investigate, defend, contest or litigate any Proceeding initiated by any Person against such Selling Party, and receive process on behalf of such Selling Party in any such Proceeding and compromise or settle on such terms as the Selling Parties’ Representative shall determine to be appropriate, give receipts, releases and discharges on behalf of such Selling Party with respect to any such Proceeding; (E) file any proofs, debts, claims and petitions as the Selling Parties’ Representative may deem advisable or necessary; (F) settle or compromise any Proceedings asserted under Article X; (G) assume, on behalf of such Selling Party, the defense of any Proceeding that is the basis of any claim asserted under Article X; and (H) file and prosecute appeals from any decision, judgment or award rendered in any of the foregoing Proceedings;

(v) to enforce payment of any other amounts payable to such Selling Party, in each case on behalf of such Selling Party, in the name of the Selling Parties’ Representative;

(vi) to waive or refrain from enforcing any right of such Selling Party and/or the Selling Parties’ Representative arising out of or under or in any manner relating to this Agreement; and

(vii) to make, execute, acknowledge and deliver all such other agreements, guarantees, orders, receipts, endorsements, notices, requests, instructions, certificates, stock powers, letters and other writings, and, in general, to do any and all things and to take any and all action that the Selling Parties’ Representative, in his sole and absolute

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discretion, may consider necessary or proper or convenient in connection with or to carry out the activities described in paragraphs (i) through (vi) above and the transactions contemplated by this Agreement.

(b) Parent and Merger Sub shall be entitled to rely exclusively upon the written communications of the Selling Parties’ Representative relating to the foregoing as the communications of the Selling Parties.  Neither Parent, nor Merger Sub nor any other Parent Indemnified Party shall be held liable or accountable in any manner for any act or omission of the Selling Parties’ Representative in such capacity.  Without limiting the generality of the foregoing, any claim for indemnification, and any notice or any other communication hereunder, on behalf of any Selling Party or Selling Party Indemnified Party may be made only by the Selling Parties’ Representative.  Any notice or communication delivered to the Selling Parties’ Representative shall be deemed to have been delivered to each Selling Party and each Selling Party Indemnified Party for all purposes hereof.

(c) Each Selling Party, by its approval of this Agreement, makes, constitutes and appoints the Selling Parties’ Representative as such Selling Party’s true and lawful attorney-in-fact for and in such Selling Party’s name, place, and stead and for its use and benefit, to prepare, execute, certify, acknowledge, swear to, file, deliver, or record any and all agreements, instruments or other documents, and to take any and all actions, that are within the scope and authority of the Selling Parties’ Representative provided for in this Section 10.8.  The grant of authority provided for in this Section 10.8(c) is coupled with an interest and is being granted, in part, as an inducement to the parties hereto to enter into this Agreement and shall be irrevocable and survive the death, incompetency, bankruptcy or liquidation of any Selling Party and shall be binding on any successor thereto.

(d) In the event the Selling Parties’ Representative becomes unable to perform his responsibilities hereunder or resigns from such position, the Selling Parties (acting by the vote of the Selling Parties who immediately prior to the Closing held in the aggregate an Ownership Percentage of more than 50%) shall select another representative to fill the vacancy of the Selling Parties’ Representative, and such substituted representative shall be deemed to be a Selling Parties’ Representative for all purposes of this Agreement and the Ancillary Agreements.

Section 10.9 Compensation; Exculpation.

(a) The Selling Parties’ Representative shall not be entitled to any fee, commission or other compensation for the performance of service hereunder; provided, however, the reimbursement of fees, costs and expenses incurred by the Selling Parties’ Representative in connection with performing the services pursuant to this Agreement shall be made from the Selling Parties by periodic payments during the course of the performance of service, as and when bills are received or expenses incurred.

(b) In dealing with this Agreement and any instruments, agreements or documents relating hereto, and in exercising or failing to exercise all or any of the powers conferred upon the Selling Parties’ Representative hereunder or thereunder (i) the Selling Parties’ Representative shall not assume any, and shall incur no, responsibility whatsoever to any

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Selling Party by reason of any error in judgment or other act or omission performed or omitted hereunder or in connection with this Agreement or any Ancillary Agreement, unless by the Selling Parties’ Representative’s willful and intentional misconduct, and (ii) the Selling Parties’ Representative shall be entitled to rely on the advice of counsel, public accountants or other independent experts experienced in the matter at issue, and any error in judgment or other act or omission of the Selling Parties’ Representative pursuant to such advice shall in no event subject the Selling Parties’ Representative to liability to any Selling Party unless by the Selling Parties’ Representative’s gross negligence or willful and intentional misconduct.  Except as set forth in the previous sentence, notwithstanding anything to the contrary contained herein, the Selling Parties’ Representative, in his role as Selling Parties’ Representative, shall have no liability whatsoever to Merger Sub or any other Person.

(c) All of the immunities and powers granted to the Selling Parties’ Representative under this Agreement shall survive indefinitely.

(d) None of the Selling Parties shall have any right of contribution against the Company or any of the Company Subsidiaries with respect to any breach by the Company or the Stockholders of any of their respective representations, warranties, covenants or agreements contained in this Agreement.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.1 Notices.  All notices and other communications required or permitted hereunder will be in writing and, unless otherwise provided in this Agreement, will be deemed to have been duly given when delivered in person or sent via facsimile (with confirmation), or one (1) Business Day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the address specified below:

(a)	If to the Buying Parties, to:

Broadpoint Securities Group, Inc.
12 East 49th Street, 31st Floor
New York, New York 10117
Attention: General Counsel
Fax: 212-273-7320

with a copy to:

Sidley Austin llp
787 Seventh Avenue
New York, New York 10019
Attention: Duncan N. Darrow
Gabriel Saltarelli
Fax: 212-839-5599

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(b) If to the Company (prior to the Closing), any Selling Party or the Selling Parties’ Representative to:

Gleacher Partners Inc.
660 Madison Avenue
New York, New York 10065
Attention: Eric Gleacher
Fax: 212-752-2711

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention: Edward D. Herlihy
Nicholas G. Demmo
Fax: 212-403-2000

or to such other address or addresses or facsimile number as any such party may from time to time designate as to itself by like notice.

Section 11.2 Expenses.  Regardless of whether any or all of the Transactions contemplated by this Agreement are consummated, and except as otherwise expressly provided herein, direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation of the Transactions contemplated hereby shall be borne by the party incurring such expenses; provided, however, the Selling Parties shall bear all of the Company’s direct and indirect expenses incurred prior to the Closing Date in connection with the negotiation and preparation of this Agreement and the consummation of the Transactions contemplated hereby, including, but not limited to, the fees and expenses of all legal, accounting, consultant, agent, advisor, brokerage and other fees and expenses incurred in connection with the Transactions and shall deliver to Parent at Closing such proof of the payment of such expenses as Parent may reasonably request.

Section 11.3 Successors and Assigns.  No party to this Agreement may assign any of its rights under this Agreement without the prior written consent of the other parties hereto.  Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties hereto.  Notwithstanding anything to the contrary in this Section 11.3, upon written notice to the Selling Parties, Parent and Merger Sub shall be permitted to assign this Agreement and the rights and obligations under it to a wholly-owned direct or indirect Subsidiary of Parent; provided that in the event of any such assignment, Parent shall remain liable in full for the performance of its, Merger Sub’s and any such Subsidiaries’ obligations hereunder.  Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement (whether as an original signatory hereto or through the execution of a supplemental agreement whereby such party agrees to be bound by the terms and conditions of this Agreement as if he or she was an original signatory hereto) any legal or equitable right, remedy or claim

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under or with respect to this Agreement or any provision of this Agreement.  This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

Section 11.4 Extension; Waiver.  Parent may, by written notice to the Selling Parties’ Representative (a) extend the time for performance of any of the obligations of the Company or any Selling Party under this Agreement, (b) waive any inaccuracies in the representations or warranties of the Company or any Stockholder contained in this Agreement or (c) waive compliance with any of the obligations or covenants of the Company or any Stockholder under this Agreement.  The Company (on or prior to the Closing) and Selling Parties’ Representative (after the Closing) may, by written notice to Parent (a) extend the time for performance of any of the obligations of Parent or Merger Sub under this Agreement, (b) waive any inaccuracies in the representations or warranties of Parent or Merger Sub contained in this Agreement or (c) waive compliance with any of the obligations or covenants of Parent or Merger Sub under this Agreement.  Except as provided in the two immediately preceding sentences, no action taken pursuant to this Agreement will be deemed to constitute a waiver of compliance with any representations, warranties, conditions or covenants contained in this Agreement and will not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

Section 11.5 Entire Agreement.  This Agreement, which includes the Disclosure Schedules and Exhibits hereto, supersedes any other agreement, whether written or oral, that may have been made or entered into by any party relating to the matters contemplated by this Agreement and together with the Confidentiality Agreement constitutes the entire agreement by and among the parties hereto.  The fact that any item or information has been included on any of the Disclosure Schedules to this Agreement shall not be construed to establish, in whole or in part, any standard of the extent disclosure is required (including any standard of materiality), for purposes of the Disclosure Schedules or this Agreement.

Section 11.6 Amendments, Supplements, Etc.  This Agreement may be amended or supplemented only by written agreement signed by the party against whom the enforcement of such amendment is sought.

Section 11.7 Applicable Law; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed under the laws of the State of New York (without regard to the conflict of law principles thereof).

(b) Each of the parties hereby irrevocably submits to the jurisdiction of any state or federal court located in Manhattan, New York City solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said court or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such court, and the parties hereto irrevocably agree that all claims with

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respect to such action or proceeding shall be heard and determined in such court.  The parties hereby consent to and grant any such court jurisdiction over the person of such parties and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 11.1 hereof or in such other manner as may be permitted by applicable law shall be valid and sufficient service thereof.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO IT THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.7(c).

Section 11.8 Execution in Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

Section 11.9 Invalid Provisions.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations under this Agreement of the Selling Parties (or the Company before the Closing) on the one hand and Parent or Merger Sub (or the Surviving Company after the Closing) on the other hand will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

Section 11.10 Publicity.  Except as otherwise required by applicable Law or the rules and regulations of any national securities exchange, no party shall issue any press release or otherwise make any public statement with respect to the transactions contemplated by this Agreement without prior consultation with and consent (not to be unreasonably withheld or delayed) of (i) Parent and (ii) prior to the Closing, the Company and, after the Closing, the Selling Parties’ Representative.

79

Section 11.11 Specific Performance; Equitable Remedies.

(a) The parties hereto agree that, in addition to any other remedies available at law or under this Agreement, if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage could occur, no adequate remedy at law would exist and damages could be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other rights or remedies at law or under this agreement.  The parties further agree that no party hereto shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 11.11, and the parties irrevocably waive any right any party may have to require the obtaining, furnishing or posting of any such bond or similar instrument.  The parties hereto agree that, in the event of any breach or threatened breach by the other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it under this Agreement, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.

Section 11.12 SELLING PARTY RELEASE.  EFFECTIVE AS OF THE CLOSING, EACH SELLING PARTY DOES FOR ITSELF, HIMSELF OR HERSELF, AND ITS, HIS OR HER RESPECTIVE AFFILIATES, PARTNERS, HEIRS, BENEFICIARIES, SUCCESSORS AND ASSIGNS, IF ANY, RELEASE AND ABSOLUTELY FOREVER DISCHARGE THE SURVIVING COMPANY AND ITS OFFICERS, DIRECTORS, STOCKHOLDERS, AFFILIATES, EMPLOYEES AND AGENTS (EACH, A “RELEASED PARTY”) FROM AND AGAINST ALL RELEASED MATTERS.  “RELEASED MATTERS” MEANS ANY AND ALL CLAIMS, DEMANDS, DAMAGES, DEBTS, LIABILITIES, OBLIGATIONS, COSTS, EXPENSES (INCLUDING ATTORNEYS’ AND ACCOUNTANTS’ FEES AND EXPENSES), ACTIONS AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER, ARISING ON OR PRIOR TO THE CLOSING DATE, WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, THAT SUCH SELLING PARTY NOW HAS, OR AT ANY TIME PREVIOUSLY HAD, OR SHALL OR MAY HAVE IN THE FUTURE, AS A STOCKHOLDER, OFFICER, DIRECTOR, CONTRACTOR, CONSULTANT OR EMPLOYEE OF THE COMPANY OR ITS SUBSIDIARIES, ARISING BY VIRTUE OF OR IN ANY MATTER RELATED TO ANY ACTIONS OR INACTIONS WITH RESPECT TO THE COMPANY OR ITS AFFAIRS WITH RESPECT TO THE COMPANY ON OR BEFORE THE CLOSING DATE; PROVIDED THAT RELEASED MATTERS SHALL NOT INCLUDE ANY RIGHT PURSUANT TO THIS AGREEMENT, THE TRANSACTIONS OR THE DOCUMENTS AND INSTRUMENTS DELIVERED HEREUNDER, ANY RIGHTS UNDER ANY DIRECTOR AND OFFICER FIDUCIARY AND LIABILITY INSURANCE POLICIES OR ANY RIGHTS UNDER EARNED  BUT UNPAID COMPENSATION AND BENEFITS PROVIDED UNDER THE BENEFIT PLANS IN ACCORDANCE WITH THEIR TERMS.  IT IS THE INTENTION OF THE SELLING PARTIES IN EXECUTING THIS RELEASE, AND IN GIVING AND RECEIVING THE CONSIDERATION CALLED FOR HEREIN, THAT THE RELEASE CONTAINED IN THIS SECTION 11.12 SHALL BE EFFECTIVE AS A FULL AND FINAL ACCORD AND SATISFACTION AND GENERAL RELEASE OF AND FROM ALL RELEASED MATTERS AND THE FINAL RESOLUTION BY SUCH SELLING PARTY AND THE RELEASED PARTIES OF ALL RELEASED MATTERS.

80

NOTWITHSTANDING ANYTHING HEREIN OR OTHERWISE TO THE CONTRARY, THE RELEASE CONTAINED IN THIS SECTION 11.12 WILL NOT BE EFFECTIVE SO AS TO BENEFIT A PARTICULAR RELEASED PARTY IN CONNECTION WITH ANY MATTER OR EVENT THAT WOULD OTHERWISE CONSTITUTE A RELEASED MATTER, BUT INVOLVED FRAUD OR THE BREACH OF ANY APPLICABLE LAW ON THE PART OF SUCH RELEASED PARTY.  THE INVALIDITY OR UNENFORCEABILITY OF ANY PART OF THIS SECTION 11.12 SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS SECTION 11.12, WHICH SHALL REMAIN IN FULL FORCE AND EFFECT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

81

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BROADPOINT SECURITIES GROUP, INC.

By:	/s/ Lee Fensterstock
Name:	Lee Fensterstock
Title:	Chairman and Chief Executive Officer

Signature Page to Agreement and Plan of Merger

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MAGNOLIA ADVISORY LLC

By: BROADPOINT SECURITIES GROUP, INC.,
Its Managing Member

By:	/s/ Lee Fensterstock
Name:	Lee Fensterstock
Title:	Chairman and Chief Executive Officer

Signature Page to Agreement and Plan of Merger

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

GLEACHER PARTNERS INC.

By:	/s/ Jeffrey Tepper
Name:	Jeffrey Tepper
Title:	Director

[Signature page of Gleacher Partners Inc. to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Kenneth Ryan

By:	/s/ Kenneth Ryan
Name:	Kenneth Ryan
Title:	Holder

[Signature page of Kenneth Ryan
(as Holder of interests in Gleacher Holdings LLC) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Harry Bond

By:	/s/ Harry Bond
Name:	Harry Bond
Title:	Holder

[Signature page of Harry Bond
(as Holder of interests in Gleacher Holdings LLC) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Eric Gleacher

By:	/s/ Eric Gleacher
Name:	Eric Gleacher
Title:	Stockholder

[Signature page of Eric Gleacher
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Jeffrey Tepper

By:	/s/ Jeffrey Tepper
Name:	Jeffrey Tepper
Title:	Stockholder

[Signature page of Jeffrey Tepper
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Kenneth Ryan

By:	/s/ Kenneth Ryan
Name:	Kenneth Ryan
Title:	Stockholder

[Signature page of Kenneth Ryan
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Mark McGrath

By:	/s/ Mark McGrath
Name:	Mark McGrath
Title:	Stockholder

[Signature page of Martk McGrath
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Joseph Donohue

By:	/s/ Joseph Donohue
Name:	Joseph Donohue
Title:	Stockholder

[Signature page of Joseph Donohue
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Robert Kost

By:	/s/ Robert Kost
Name:	Robert Kost
Title:	Stockholder

[Signature page of Robert Kost
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Per-Arne Weiner

By:	/s/ Per-Arne Weiner
Name:	Per-Arne Weiner
Title:	Stockholder

[Signature page of Per-Arne Weiner
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Jeremy Parker

By:	/s/ Jeremy Parker
Name:	Jeremy Parker
Title:	Stockholder

[Signature page of Jeremy Parker
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Marie Gentile

By:	/s/ Marie Gentile
Name:	Marie Gentile
Title:	Stockholder

[Signature page of Marie Gentile
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

William Payne

By:	/s/ William Payne
Name:	William Payne
Title:	Stockholder

[Signature page of William Payne
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Bernard Ferrari

By:	/s/ Bernard Ferrari
Name:	Bernard Ferrari
Title:	Stockholder

[Signature page of Bernard Ferrari
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Donald Kempf

By:	/s/ Donald Kempf
Name:	Donald Kempf
Title:	Stockholder

[Signature page of Donald Kempf
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Mr. Ruehl

By:	/s/ Bruce D. Ruehl
Name:	Mr. Ruehl
Title:	Stockholder

[Signature page of Mr. Ruehl
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Ashleigh Swayze

By:	/s/ Ashleigh Swayze
Name:	Ashleigh Swayze
Title:	Stockholder

[Signature page of Ashleigh Swayze
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Scot Guido

By:	/s/ Scot Guido
Name:	Scot Guido
Title:	Stockholder

[Signature page of Scot Guido
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Richard Trabulsi

By:	/s/ Richard Trabulsi
Name:	Richard Trabulsi
Title:	Stockholder

[Signature page of Richard Trabulsi
(as Stockholder of Gleacher Partners Inc.) to the Merger Agreement]

ANNEX B – PROPOSED CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
BROADPOINT SECURITIES GROUP, INC.

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
BROADPOINT SECURITIES GROUP, INC.

Under Section 805 of the Business Corporation Law

FIRST:	The name of the corporation is Broadpoint Securities Group, Inc. It was formed under the name First Albany Companies Inc.
SECOND:	The date of filing of the Certificate of Incorporation with the Department of State is November 4, 1985.
THIRD:
Article FIRST of the Certificate of Incorporation, relating to the name of the Corporation, is hereby amended to read in its entirety as follows:

“FIRST, The name of the corporation is Broadpoint Gleacher Securities Group, Inc.”

FOURTH:
Article FOURTH of the Certificate of Incorporation is hereby amended to increase the aggregate number of shares of Common Stock, par value $.01 per share, which the Corporation shall have the authority to issue from 100,000,000 to 200,000,000.  To effect the foregoing amendment, Article FOURTH is hereby amended to read in its entirety as follows:

“FOURTH, The aggregate number of shares which the Corporation shall have the authority to issue is 200,000,000 shares of Common Stock, par value $.01 per share, and 1,500,000 shares of Preferred Stock, par value $1.00 per share.”

FIFTH:
This Certificate of Amendment was authorized pursuant to the provisions of 803(a) of the Business Corporation Law at a meeting of the Board of Directors of the Corporation duly held on March 2, 2009 followed by an affirmative vote of the holders of a majority of the outstanding shares of common stock of the Corporation entitled to vote thereon by means of a written consent duly executed on March 2, 2009.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment on [●], 2009.

[Name]
[Title]

ANNEX C – ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008 FOR BROADPOINT SECURITIES GROUP, INC.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-K

☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2008
- or -
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file number: 014140

BROADPOINT SECURITIES GROUP, INC.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	22-2655804 (I.R.S. Employer Identification No.)
12 East 49th Street, New York, New York (Address of principal executive offices)	10017 (Zip Code)

Registrant’s telephone number, including area code:
(212) 273-7100

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Common stock, par value $.01 per share	The NASDAQ Global Market

Securities registered pursuant to Section 12(g) of the Act:

None
(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  Yes ☐     No ☑

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act.  Yes ☐     No ☑

Indicate by check mark whether the Registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☑     No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer ☐	Accelerated Filer ☐	Non-accelerated Filer ☐ (Do not check if a smaller reporting company)	Smaller Reporting Company ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes ☐     No ☑

The aggregate market value of the shares of common stock of the Registrant held by non-affiliates based upon the closing price of Registrant’s shares as reported on The NASDAQ Global Market on June 30, 2008 which was $2.00 was $41,675,812.

As of March 5, 2009, 80,022,506 shares of common stock, par value $0.01 per share, were outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the Registrant’s definitive proxy statement for the 2009 annual meeting of shareholders to be filed with the Securities and Exchange Commission are incorporated by reference into Part III.

PART I

Item 1.	Business

Broadpoint Securities Group, Inc., (the “Company”), is an independent investment bank that provides value-added advice to corporations and institutional investors. The Company provides services and generates revenues through its Investment Banking, Debt Capital Markets, Broadpoint DESCAP, Equities and Other segments. The Investment Banking segment provides capital raising and advisory services to corporations and institutional investors. The Debt Capital Markets segment provides sales and trading in a broad range of debt securities. Broadpoint DESCAP provides sales and trading in mortgage and asset-backed securities. The Equities segment provides sales, trading and research in equity securities primarily through one of the Company’s broker-dealer subsidiaries, Broadpoint AmTech. The Other segment generates revenue from unrealized gains and losses as a result of changes in the value of the firm’s investments and realized gains and losses as a result of sales of equity holdings, and through the management and investment of venture capital funds. At March 1, 2009, the Company had approximately 255 employees. The Company is a New York corporation, incorporated in 1985, and is traded on The NASDAQ Global Market (“NASDAQ”) under the symbol “BPSG”.

The Company estimated based upon certain assumptions and outside sources, that the market for the Company’s services in 2008 was approximately $150 billion, consisting of approximately $50 billion of investment banking fees for equities and capital markets transactions, debt capital markets and advisory services and approximately $100 billion of cash commissions on annual secondary trading volume in the markets in which the Company participates. The market and competition for these fees and commissions has and continues to endure dramatic structural and fundamental changes. The credit crisis and resulting failure or consolidation of a number of major investment banking firms, combined with the liquidity constraints and government imposed restrictions placed on a number of the remaining major investment banks, has created an unprecedented opportunity for a new class of investment banks to fill the need for these services to corporations and institutional investors. Nonetheless, boutique firms that lack scale, diversification, strong balance sheets and profitable business models have been challenged to remain viable participants in these markets.

Investment Banking

The Company’s Investment Banking group consists of professionals committed to providing advice and execution to corporations and institutional investors by delivering a diverse set of products, advice and expertise. The goal of the investment banking group is to present to corporate and investor clients the full product offering of the firm to help clients succeed and to foster long-term relationships with the Company. Investment banking fees are generated from capital raising transactions of equity and debt securities, fees for strategic advisory, fees for restructuring and recapitalization advisory services, and valuations of structured products.

Debt Capital Markets

The Company’s Debt Capital Markets team provides sales and trading on a wide range of debt securities including bank debt, investment grade debt, high-yield debt, treasuries, convertibles, distressed debt, preferred debt and reo-org equity securities. Bank debt activities within Debt Capital Markets are operated through the Company’s subsidiary, Broadpoint Products Corp. The team generates revenues from spreads and fees on trades executed and on intraday principal and riskless principal transactions on behalf of clients. The team consists of sales professionals who have developed strong relationships with more than 800 institutional investors including mutual funds, pension funds, insurance companies, hedge funds, investment managers and investment advisors by providing value-added investment ideas and access to execution services. Sales professionals deliver investment ideas with support of desk analysts that monitor and analyze debt securities in a variety of industry verticals where clients have demonstrated interest. The Debt Capital Markets team also provides execution services for institutional investor customer trades and corporate debt repurchase activities where it seeks to match buy side demand with sell side supply to achieve best execution and liquidity for participating parties.

Broadpoint DESCAP

Broadpoint DESCAP provides sales and trading on a wide range of mortgage and asset-backed securities, government securities, structured products such as CLOs and CDOs, whole loans, swaps, and others. The team generates revenues from spreads and fees on trades executed on behalf of clients and from principal transactions executed to facilitate trades for clients. Revenues are also generated from interest income on securities held primarily for the purpose of facilitating customer trading. The team consists of sales professionals who have developed strong relationships with more than 200 institutional investors including mutual funds, pension funds, insurance companies, hedge funds, investment managers and investment advisors by providing value-added investment ideas and access to execution services and inventory capital on an as-needed basis. Sales professionals deliver investment ideas with support of desk analysts that monitor and analyze applicable securities where clients have demonstrated interest. The Broadpoint DESCAP team also provides execution services for institutional investor customer trades where it seeks to match buy side demand with sell side supply to achieve best execution and liquidity for participating parties.

Equities

The Company’s Equities group consists of Equity research, sales, and trading. Equity sales and trading provides equity executions and delivers research-driven investment ideas to institutional investors and generates revenues through cash commissions on customer trades and hard dollar fees for services and cash commissions on corporate repurchase activities. The results of the Company’s legacy equities business is included in this segment as well.

Broadpoint AmTech

On October 2, 2008, the Company acquired American Technology Research, a broker-dealer specializing in institutional research, sales and trading in the technology, aerospace and defense and clean tech areas. Since closing the acquisition, the Company has re-branded this group, Broadpoint AmTech. Broadpoint AmTech provides sales, trading and research on equity securities and generates revenues through cash commissions on customer trades and hard dollar fees for services and cash commissions on corporate repurchase activities. The team consists of 20 research professionals that seek to provide quantitative, value-added, differentiated insight on equity securities they cover. Research analysts develop relationships with corporate management teams of issuers they cover, maintain networks of industry and competitor contacts to gain proprietary data points to support investment theses and provide access to their views via published research, in person and hosted meetings and events for investors on behalf of the companies whose stocks they cover. As of March 9, 2009, Broadpoint AmTech research covered approximately 105 stocks primarily in the technology, aerospace and defense and clean tech sectors and seeks to cover securities where clients express strong interest or the team feels significant value can be delivered via proprietary and differentiated views. Institutional sales professionals deliver investment ideas generated by our research to approximately 300 institutional investor clients including mutual funds, hedge funds, investment managers and investment advisors.

Other

The Company’s Other segment includes the results from the Company’s venture capital business and costs related to corporate overhead and support including various fees associated with legal and settlement expenses. The Company’s venture capital business generates revenue through the management and investment of venture capital funds.

FA Technology Ventures

FA Technology Ventures provides early-stage growth capital to companies. The team generates revenues from fees for assets under management and a carried interest in returns on investments.

The Company’s business strategy includes growth driven by (i) market share gains in our existing product and service offerings, expansion into new products and services to better serve our corporate and investor clients and (ii) acquisitions of businesses and assets that add scale to our existing businesses, are complementary, or diversify our revenue base. The Company seeks to deploy a variable compensation model and a low-cost non-compensation expense structure along with a culture of employee ownership.

On March 3, 2009, the Company announced that it agreed to acquire Gleacher Partners LLC (“Gleacher Partners”), an internationally recognized financial advisory boutique best known for advising major corporations in mergers and acquisitions. Under the terms of the merger agreement, Broadpoint will pay the selling stockholders of Gleacher Partners, $20 million in cash and issue 23 million shares of common stock subject to resale restrictions. MatlinPatterson FA Acquisition LLC, Broadpoint’s majority shareholder, has approved the issuance of the shares of Broadpoint common stock in the transaction. At closing, the Company will change its name to Broadpoint Gleacher Securities Group, Inc.

The Company’s broker-dealer subsidiaries, Broadpoint Capital, Inc. and Broadpoint AmTech are members the Financial Industry Regulatory Authority, Inc. (“FINRA”) and various other exchanges including in the case of Broadpoint Capital, Inc. the New York Stock Exchange, Inc. (“NYSE”) and the Boston Stock Exchange, Inc. (“BSE”) and the Company is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”).

The Company’s executive offices are located at 12 East 49th Street, 31st Floor, New York, NY 10017. The telephone number is (212) 273-7100 and our internet address is www.bpsg.com.

Discontinued Operations

During the past several years the Company restructured nearly all of its operations. In September 2007, the Company completed the sale of its Municipal Capital Markets Group to DEPFA BANK plc (“DEPFA”). In June 2007, the Company closed its Fixed Income Middle Markets Group. In April 2006, the Company closed its Convertible Arbitrage Advisory Group. In June 2006, the Company ceased operations in its Taxable Fixed Income division. In December 2004, the Company closed its asset management operations in Sarasota, Florida and in February 2005 sold its asset management operations in Albany, New York. In August 2000, Broadpoint Capital divested its retail brokerage operation.

The operating results of the groups and divisions referred above are reported as discontinued operations (see Note 25 of the Consolidated Financial Statements).

Available Information

The Company is required to file current, annual and quarterly reports, proxy statements and other information required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an internet website at http://www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

The Company will make available free of charge through its internet site http://www.bpsg.com, its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, Forms 3, 4 and 5 filed by or on behalf of directors, executive officers and certain large stockholders, and any amendments to those documents filed or furnished pursuant to the Exchange Act. These filings will become available as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

The Company also makes available, on the Corporate Governance page of its website, its (i) Corporate Governance Guidelines, (ii) Code of Business Conduct and Ethics, (iii) the charters of the Audit, Compensation, and Corporate Governance Committees of our Board of Directors, and (iv) the Complaint Procedures for Accounting and Auditing Matters. These documents will also be available in print without charge to any person who requests them by writing or telephoning: Broadpoint Securities Group, Inc., Att.: Investor Relations, 12 East 49th Street, 31st Floor, New York, NY 10017, U.S.A., telephone number (212) 273-7100.

Sources of Revenues

A breakdown of the amount and percentage of revenues from each principal source for the periods indicated follows (excluding discontinued operations):

For the Years Ended	2008		2007		2006
December 31,	Amount	Percent	Amount	Percent	Amount	Percent
(Dollars in thousands)

Principal transactions	$97,032	66.9%	$21,229	45.1%	$40,605	49.9%
Commissions	6,529	4.5%	4,666	9.9%	11,386	14.0%
Investment banking	8,296	5.7%	8,127	17.3%	26,643	32.8%
Investment banking revenue from related party	8,400	5.8%	—	—%	—	—%
Investment gains(losses)	(1,115)	(0.8)%	2,594	5.5%	(7,602)	(9.3)%
Fees and other	3,925	2.7%	1,856	3.9%	1,978	2.4%

Total operating revenues	$123,067	84.9%	$38,472	81.7%	$73,010	89.8%
Interest income	21,946	15.1%	8,639	18.3%	8,295	10.2%

Total revenues	$145,013	100.0%	$47,111	100.0%	$81,305	100.0%

For information regarding the Company’s reportable segment information, refer to Note 22 of the Consolidated Financial Statements.

Principal Transactions

The Company’s Debt Capital Markets and Broadpoint Descap segments maintain inventories of corporate debt, mortgage-backed and asset-backed securities, government securities and government agency securities.

The Company’s trading activities may require the commitment of capital. As a result, the Company exposes its own capital to the risk of fluctuations in market value. All inventory positions are marked to market; i.e. their fair value price on a daily basis. The following table sets forth the highest, lowest, and average month-end inventories (the net of securities owned and securities sold, but not yet purchased, less securities not readily marketable) for the year ended December 31, 2008, by securities category, where the Company acted in a principal capacity.

	Highest	Lowest	Average
Continuing Operations	Inventory, Net	Inventory, Net	Inventory, Net
(In thousands)

Corporate obligations	$100,131	$64,865	$85,414
Corporate stocks	2,798	711	1,226
U.S. Government and federal agencies obligations	531,220	165,356	259,058

Commissions

A portion of the Company’s revenue is derived from customer commissions on brokerage transactions for the Company’s institutional clients, such as investment advisors, mutual funds, hedge funds, and pension and profit sharing plans, for which the Company is not acting as a market maker.

Investment Banking

Investment banking fees are generated from capital raising transactions of equity and debt securities, fees for strategic advisory, fees for restructuring and recapitalization advisory services and valuations and related advisory services with respect to structured products to a diverse group of clients.

Capital Raising

The Company seeks to raise capital for its clients by underwriting and privately placing a broad range of securities including common and preferred stock, convertible and exchangeable securities, investment grade debt, high yield debt, bank debt and mortgage and asset-backed securities. The Company seeks to provide these services for a wide range of corporate clients primarily through initial public offerings, follow-on public equity offerings, secondary equity offerings and direct registered placements of equity securities, private placements of public and private equity, public and private placements of investment grade debt, high yield debt, bank debt and convertible debt, among others. The Company utilizes its team of Investment Banking professionals to structure transactions and its team of equity and debt distribution professionals within its Debt Capital Markets, Broadpoint AmTech and Broadpoint DESCAP segments to place underwritten and agented securities with its investor clients on behalf of its corporate clients and to provide aftermarket services on those securities including research, sales and trading.

Advisory Services

The Company offers a broad range of advisory services for a variety of corporate and institutional investor constituents. For corporations, the Company provides corporate strategic reviews, mergers and acquisitions advisory, takeover defense analyses, fairness opinions and restructuring and recapitalization advisory services. Corporate strategic advisory services are offered to a variety of constituents including corporate management teams, committees of corporate Boards of Directors. The Company seeks to provide advice in each of these areas to help its clients succeed and achieve their near and long-term goals. The Company also offers a range of advisory services to institutional investors including restructuring and recapitalization advisory and structured products valuation advisory services. Restructuring and recapitalization advisory services are offered to a variety of constituents including corporations, creditors, labor related parties, government agencies, litigation claimants, plan sponsors and stalking horse bidders or other potential acquirers. The restructuring and strategic advisory teams often generate financing opportunities from their clients. The Company also has a team of professionals which provides investment ideas to certain of the Company’s applicable sales and trading desks and valuation services on complex and difficult to value structured products to clients.

For the periods indicated, the table below provides a breakdown of the Company’s investment banking revenues by area.

	For the Years Ended December 31,
	2008	2007	2006
(Dollars in thousands)

Investment banking transactions
Capital Markets	$4,719	$5,097	$21,793
Advisory	11,977	3,030	4,850

Total Investment Banking revenue	$16,696	$8,127	$26,643

Investment gains (losses)

The Company’s investment portfolio includes interests in privately held companies and its interest in FA Tech Ventures L.P managed by FATV. Investment gains (losses) are comprised of both unrealized and realized gains and losses from the Company’s investment portfolio (see Note 7 of the Consolidated Financial Statements).

Fees and Other

Fees and Other relate primarily to investment management fees earned by FATV and equity research fees.

Other Business Information

Operations

The Company’s broker-dealer subsidiaries clear customers’ securities transactions through third parties under clearing agreements. Under these agreements, the clearing agents execute and settle customer securities transactions, collect margin receivables related to these transactions, monitor the credit standing and required margin levels related to these customers and, pursuant to margin guidelines, require the customer to deposit additional collateral with them or to reduce positions, if necessary.

Research

Broadpoint AmTech, formerly American Technology Research, is a wholly-owned broker-dealer subsidiary of the Company that provides equity research, sales, and trading to institutional investors. Many of the firm’s research analysts have strong technical backgrounds, as well as experience on both the buy and sell-sides of the market.

Broadpoint AmTech currently employs 13 publishing analysts who review and analyze the economy, general market conditions, technology trends, industries and specific companies through fundamental and technical analyses; make recommendations of specific action with regard to industries and specific companies; and respond to inquiries from customers.

Employees

As of March 1, 2009, the Company’s continuing operations had approximately 255 full-time employees, of which, approximately 23 are investment banking professionals in the Investment Banking segment. The Debt Capital Markets segment currently employs 43 high yield and high grade sales professionals, 11 desk analysts and 11 trading professionals. Broadpoint Descap is comprised of 30 sales professionals, 4 quantitative analysts and 11 trading professionals, as well as 4 advisory professionals dedicated to complex and difficult to value structured products. The Equities segment employs 20 research professionals and 26 sales and trading personnel. The Company considers its employee relations to be good and believes that its compensation and employee benefits are competitive with those offered by other securities firms. None of the Company’s employees are covered by a collective bargaining agreement.

Competition

As an investment bank, all aspects of the Company’s business are intensely competitive. The Company’s competitors are other investment banks, commercial banks or bank holding companies, brokerage firms, merchant banks and financial advisory firms. The Company competes with some of our competitors nationally and with others on a regional, product or business line basis. Many of the Company’s competitors have substantially greater capital and resources than it does and offer a broader range of financial products. The Company believes that the principal factors affecting competition in its business include client relationships, reputation, quality and price of our products and services, market focus and the ability of our professionals. Competition is intense for the recruitment and retention of qualified professionals. The Company’s ability to continue to compete effectively in our business will depend upon its continued ability to retain and motivate our existing professionals and attract new professionals. In recent years, there has been substantial consolidation and convergence among companies in the financial services industry. In particular, a number of large commercial banks have established or acquired broker-dealers or have merged with other financial institutions. Many of these firms have the ability to offer a wider range of products than the Company offers, including loans, deposit taking, and insurance. Many of these firms also have more extensive investment banking teams and services, which may enhance their competitive position relative to the Company’s. They also have the ability to support investment banking and securities products with commercial banking and other financial services revenue in an effort to gain market share, which could result in pricing pressure in the Company’s business. This trend toward consolidation and convergence has significantly increased the capital base and geographic reach of the Company’s competitors.

Regulation

The securities industry in the United States is subject to extensive regulation under federal and state laws. The SEC is the federal agency charged with administration of the federal securities laws. Much of the direct oversight of broker-dealers, however, has been delegated to self-regulatory organizations, principally the Financial Industry Regulatory Authority (“FINRA”) and the U.S. securities exchanges. These self-regulatory organizations adopt rules (subject to approval by the SEC), which govern the securities industry and conduct periodic examinations of member broker-dealers. Securities firms are also subject to substantial regulation by state securities authorities in the U.S. jurisdictions in which they are registered. The Company’s subsidiaries, Broadpoint Capital and Broadpoint AmTech are registered, as broker-dealers in all 50 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands and 27 states and the Province of Ontario, Canada, respectively.

The U.S. regulations to which broker-dealers are subject cover many aspects of the securities business, including sales and trading practices, financial responsibility, including the safekeeping of customers’ funds and securities as well as the capital structure of securities firms, books and record keeping, and the conduct of their associated persons. Salespeople, traders, investment bankers and others are required to take examinations given and approved by FINRA and all principal exchanges as well as state securities authorities to both obtain and maintain their securities license registrations. Registered employees are also required to participate annually in the firm’s continuing education program.

Additional legislation, federal and state, changes in rules promulgated by the SEC and by self-regulatory organizations as well as changes by state securities authorities, and/or changes in the interpretation or enforcement of existing laws and rules often directly affect the method of operation and profitability of broker-dealers. The SEC, self-regulatory organizations, and state securities regulators have broad authority to conduct broad examinations and inspections, and initiate administrative proceedings which can result in censure, fine, suspension, or expulsion of a broker-dealer, its officers, or employees. The principal purpose of U.S. broker-dealer regulation is the protection of customers and the securities markets rather than protection of stockholders of broker-dealers.

Net Capital Requirements

The Company’s subsidiaries, Broadpoint Capital and Broadpoint AmTech, as broker-dealers, are subject to the net capital requirements of Rule 15c3-1 of the Exchange Act (the “Net Capital Rule”). The Net Capital Rule is designed to measure the general financial condition and liquidity of a broker-dealer, and it imposes a required minimum amount of net capital deemed necessary to meet a broker-dealer’s continuing commitments to its customers.

Compliance with the Net Capital Rule may limit those operations, which require the use of a firm’s capital for purposes, such as maintaining the inventory required for trading in securities, underwriting securities, and financing customer margin account balances. Net capital changes from day to day, primarily based in part on a firm’s inventory positions, and the portion of the inventory value the Net Capital Rule requires the firm to exclude from its capital (see Note 19 of the Consolidated Financial Statements).

At December 31, 2008, net capital and excess net capital of the Company’s broker-dealer subsidiaries were as follows:

	Net Capital	Excess Net Capital
(In thousands of dollars)

Broadpoint Capital	$26,334	$26,084
Broadpoint AmTech	$1,360	$1,132

Item 1A.	Risk Factors

This document includes statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “may”, “will”, “expect”, “anticipate”, “believe”, “estimate”, and “continue” or similar words. You should consider all statements other than historical information or current facts to be forward-looking statements. Our forward-looking statements may contain projections regarding our revenues, earnings, operations, and other financial projections, and may include statements of our future performance, strategies and objectives. However, there may be events in the future that we are not able to accurately predict or control that may cause our actual results to differ, possibly materially, from the expectations expressed in our forward-looking statements. All forward-looking statements involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors. Such factors include, among others, market risk, credit risk and operating risk. These and other risks are set forth in greater detail below and elsewhere in this document. We caution you not to place undue reliance on these forward-looking statements. We do not undertake to update any of our forward-looking statements.

You should carefully consider the risk factors described below in addition to the other information set forth or incorporated by reference in this Annual Report on Form 10-K. If any of the following risks actually occur, our financial condition or results of operations could be materially and adversely affected. These risk factors are intended to highlight some factors that may affect our financial condition and results of operations and are not meant to be an exhaustive discussion. Additional risks and uncertainties that we do not presently know or that we currently believe to be immaterial may also adversely affect us.

Company Risks

Difficult market conditions have and may continue to adversely affect our business in many ways.  Our businesses are materially affected by conditions in the financial markets and economic conditions generally, both in the U.S and elsewhere around the world. Difficult market and economic conditions and geopolitical uncertainties have in the past adversely affected and may in the future adversely affect our business and profitability in many ways. Such conditions have materially and adversely changed over the prior fiscal year to unprecedented levels, characterized by a major lack of liquidity, substantially volatile and decreased asset values in nearly all asset classes, and a significant reduction in consumer and investor confidence. Currently, and as of the close of fiscal year 2008, the U.S. and the global economy are all in a recession. Many companies in a broad range of industries are in serious financial jeopardy due to the lack of consumer spending and business activity, and the lack of liquidity in the credit markets. Such conditions have also changed the broader landscape of the financial services industry, causing several industry leading institutions to fail or merge their businesses.

Despite the various initiatives and actions that the U.S. and other governments and banks have implemented and taken during 2008, asset values and consumer and investor confidence continue to decline, and the liquidity crisis remains in existence. The result of such conditions, among others, could be to limit our access to sources of funding as well as an increase in the cost of obtaining such funding, and could limit our ability to engage in certain activities. Such effects likely will continue until market conditions substantially improve.

Weakness in the equity and fixed income markets and diminished trading volume of securities could adversely impact our sales and trading business. Industry-wide declines in the size and number of underwritings and mergers and acquisitions also would likely have an adverse effect on our revenues and prospects. In addition, reductions in the trading prices for equity securities also tend to reduce the dollar value of investment banking transactions, such as underwriting and mergers and acquisitions transactions, which in turn may reduce the fees we earn from these transactions. Our revenues would likely decline in such circumstances and, if we were unable to reduce expenses at the same pace, our profit margin would erode. In addition, in the event of extreme market events, such as the global credit crisis, we could incur substantial risk of loss due to market volatility.

We have incurred losses in recent periods and may incur losses in the future.  We have incurred losses in recent periods. We recorded a net loss of $17.4 million for the year ended December 31, 2008 and a net loss of $19.5 million for the year ended December 31, 2007. In recent years, we have experienced declines in revenues generated by certain of our key segments, including Equities and Other. We may incur losses and further declines in revenue in future periods. If we continue to incur losses and we are unable to raise funds to finance those losses, they could have a significant effect on our liquidity as well as our ability to operate.

In addition, we may incur significant expenses if we expand our underwriting and trading businesses or engage in strategic acquisitions and investments. Accordingly, we will need to increase our revenues at a rate greater than our expenses to achieve and maintain profitability. If our revenues do not increase sufficiently, or we are unable to manage our expenses, we will not achieve and maintain profitability in future periods.

We are a holding company and depend on payments from our subsidiaries.  We depend on dividends, distributions and other payments from our subsidiaries to fund our obligations. Regulatory and other legal restrictions may limit our ability to transfer funds freely, either to or from our subsidiaries. In particular, our broker-dealer subsidiaries are subject to laws and regulations that authorize regulatory bodies to block or reduce the flow of funds to the parent holding company, or that prohibit such transfers altogether in certain circumstances. These laws and regulations may hinder our ability to access funds that we may need to make payments on our obligations. In addition, because our interests in the firm’s subsidiaries consist of equity interests, our rights may be subordinated to the claims of the creditors of these subsidiaries.

We may experience further writedowns of our securities and other losses related to volatile and illiquid market conditions.  The volatility and lack of liquidity in the market has made it increasingly difficult to value certain of our securities. Subsequent valuations based on then-current information may require us to take further writedowns in the value of our securities in future periods. In addition, when such securities are sold it may be at a price materially lower than the current fair value. Such events may also have an adverse effect on our results of operations in future periods.

Our ability to hire and retain our senior professionals is critical to the success of our business.  In order to operate our business successfully, we rely heavily on our senior professionals. Their personal reputation, judgment, business generation capabilities and project execution skills are a critical element in obtaining and executing client engagements. We encounter intense competition for qualified employees from other companies in the investment banking industry as well as from businesses outside the investment banking industry, such as hedge funds, private equity funds and venture capital funds. In the past, we have lost investment banking, brokerage, research, and senior professionals. We could lose more in the future. Any loss of professionals, particularly key senior professionals or groups of related professionals, could impair our ability to secure or successfully complete engagements, materially and adversely affect our revenues and make it more difficult to return to profitability. In the future, we may need to hire additional personnel. At that time, there could be a shortage of qualified and, in some cases, licensed personnel whom we could hire. This could hinder our ability to expand or cause a backlog in our ability to conduct our business, including the handling of investment banking transactions and the processing of brokerage orders. These personnel challenges could harm our business, financial condition and operating results.

Limitations on our access to capital could impair our liquidity and our ability to conduct our businesses.  Liquidity, or ready access to funds, is essential to financial services firms. Failures of financial institutions have often been attributable in large part to insufficient liquidity, such as the liquidity crisis that currently exists in the U.S. and global economy. Liquidity is of particular importance to our trading business and perceived liquidity issues may affect our clients and counterparties’ willingness to engage in brokerage transactions with us. Our liquidity has been impaired by the current widening of credit spreads and significant decline in availability of credit, and could be further impaired due to other circumstances that we may be unable to control, such as a general market disruption, negative views about the financial services industry generally or an operational problem that affects our trading clients, third parties or us. Further, our ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time. We rely on cash and assets that have historically been readily convertible into cash such as our securities held in inventory to finance our operations generally and to maintain our margin requirements, particularly with our clearing firms, Ridge Clearing Outsource Solutions, Inc. (“Ridge”), JP Morgan Clearing Corp. (“JP Morgan”), and Pershing LLC (“Pershing”). Our ability to continue to access these and other forms of capital could be impaired due to circumstances beyond our control such as a dramatic change in the value of our collateral, the willingness or ability of lenders to provide credit, and market disruptions or dislocations, generally. Any such events could have a material adverse effect on our ability to fund our operations and operate our business.

In order to obtain funding to grow our business or fund operations in the event of continuing losses, we may seek to raise capital through issuance and sale of our common stock or the incurrence of additional debt. The sale of equity, or securities convertible into equity, would result in dilution to our stockholders. The incurrence of debt may subject us to covenants restricting our business activities. Additional funding may not be available to us on acceptable terms, or at all.

Our venture capital business and investment portfolio may also create liquidity risk due to increased levels of investments in high-risk, illiquid assets. We have made substantial principal investments in our private equity funds and may make additional investments in future funds, which are typically made in securities that are not publicly traded. There is a significant risk that we may be unable to realize our investment objectives by sale or other disposition at attractive prices or may otherwise be unable to complete any exit strategy. In particular, these risks could arise from changes in the financial condition or prospects of the portfolio companies in which investments are made, changes in national or international economic conditions or changes in laws, regulations, fiscal policies or political conditions of countries in which investments are made. It takes a substantial period of time to identify attractive investment opportunities and then to realize the cash value of our investments through resale. Even if a private equity investment proves to be profitable, it may be several years or longer before any profits can be realized in cash. At December 31, 2008, $15.4 million of our total assets consisted of relatively illiquid private equity investments (see Note 7 of the Consolidated Financial Statements).

Capital requirements may impede our ability to conduct our business.  Broadpoint Capital and Broadpoint AmTech, our broker-dealer subsidiaries, are subject to the net capital requirements of the SEC and various self-regulatory organizations of which they are members. These requirements typically specify the minimum level of net capital a broker-dealer must maintain. Any failure to comply with these net capital requirements could impair our ability to conduct our core business as a brokerage firm.

Pricing and other competitive pressures may impair the revenues and profitability of our brokerage business.  In recent years, we have experienced significant pricing pressures on trading margins and commissions in debt and equity trading. In the fixed income market, regulatory requirements have resulted in greater price transparency, leading to increased price competition and decreased trading margins. In the equity market, we have experienced increased pricing pressure from institutional clients to reduce commissions, and this pressure has been augmented by the increased use of electronic, algorithmic and direct market access trading, which has created additional competitive downward pressure on trading margins. The trend toward using alternative trading systems is continuing to grow, which may result in decreased commission and trading revenue, reduce our participation in the trading markets and our ability to access market information, and lead to the creation of new and stronger competitors. As a result of pressure from institutional clients to alter “soft dollar” practices and SEC rulemaking in the soft dollar area, some institutions are entering into arrangements that separate (or “unbundle”) payments for research products or services from sales commissions. These arrangements, both in the form of lower commission rates and commission sharing agreements, have increased the competitive pressures on sales commissions and have affected the value our clients place on high-quality research. Additional pressure on sales and trading revenue may impair the profitability of our brokerage business. Moreover, our inability to reach agreement regarding the terms of unbundling arrangements with institutional clients who are actively seeking such arrangements could result in the loss of those clients, which would likely reduce our institutional commissions. We believe that price competition and pricing pressures in these and other areas will continue as institutional investors continue to reduce the amounts they are willing to pay, including reducing the number of brokerage firms they use, and some of our competitors seek to obtain market share by reducing fees, commissions or margins. Additionally, in 2008 several prominent financial institutions consolidated, merged or received substantial government assistance. Such events could result in our competitors gaining greater capital and other resources, or seeking to obtain market share by reducing fees, commissions or margins.

Certain of our businesses focus principally on specific sectors of the economy, and a deterioration in the business environment in these sectors generally or decline in the market for securities of companies within these sectors could materially and adversely affect our business.  For example, our equity business focuses principally on the sectors of the economy we cover. Therefore, volatility in the business environment in these sectors generally, or in the market for securities of companies within these sectors particularly, could substantially affect our financial results and the market value of our common stock. The market for securities in each of our target sectors may also be subject to industry-specific risks. Underwriting transactions, strategic advisory engagements and related trading activities in our target sectors represent a significant portion of our businesses. This concentration exposes us to the risk of substantial declines in revenues in the event of downturns in these sectors of the economy and any future downturns in our target sectors could materially and adversely affect our business and results of operations.

Markets have and may continue to experience periods of high volatility.  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity, such as the asset price deterioration in the subprime residential mortgage market. Higher interest rates during the first half of 2007 continuing through 2008, falling property prices throughout the year and a significant increase in the number of subprime mortgages originated in 2005 and 2006 contributed to dramatic increases in mortgage delinquencies and defaults in 2007 and 2008 and led to delinquencies among higher-risk, or subprime, borrowers in the United States. The widespread dispersion of credit risk related to mortgage delinquencies and defaults through the securitization of mortgage-backed securities, sales of collateralized debt obligations and the creation of structured investment vehicles and the broad range of unregulated derivative products, caused banks to reduce their loans to each other or make them at higher interest rates. During the second half of 2007 and 2008, the economic impact of these problems spread and led to the most significant disruption of the financial markets since the great depression, and ultimately what amounted to a complete shutdown of the credit markets. Counterparties and other financial institutions failed in unprecedented fashion. It is impossible to predict how long these conditions will continue, whether they will continue to deteriorate and to know the extent to which our markets, products and businesses will be adversely affected. As a result, these conditions could adversely affect our financial condition and results of operations.

Increase in capital commitments in our trading, underwriting and other businesses increases the potential for significant losses.  The trend in capital markets is toward larger and more frequent commitments of capital by financial services firms in many of their activities. For example, in order to win business, investment banks are increasingly committing to purchase large blocks of stock from publicly-traded issuers or their significant shareholders, instead of the more traditional marketed underwriting process, in which marketing was typically completed before an investment bank committed to purchase securities for resale. As a result, we may be subject to increased risk as we commit greater amounts of capital to facilitate primarily client-driven business. Furthermore, we may suffer losses even when economic and market conditions are generally favorable for others in the industry.

We may enter into transactions in which we commit our own capital as part of our trading business. The number and size of these transactions may materially affect our results of operations in a given period. We may also incur significant losses from our trading activities due to market fluctuations and volatility from quarter to quarter. We maintain trading positions in the fixed income and equity markets to facilitate client-trading activities. To the extent that we own security positions, in any of those markets, a downturn in the value of those securities or in those markets could result in losses from a decline in value. Conversely, to the extent that we have sold securities we do not own in any of those markets, an upturn in those markets could expose us to potentially unlimited losses as we attempt to acquire the securities in a rising market. Moreover, taking such positions in times of significant volatility can lead to significant unrealized losses, which further impact our ability to borrow to finance such activities. The unprecedented volatility of the markets for both fixed income and equity securities in the fourth quarter of 2008, in combination with the credit crisis, caused several well established investment banks to fail or come close to failing. If these conditions continue our business, financial condition and results of operations could be adversely affected.

Our principal trading and investments expose us to risk of loss.  A significant portion of our revenues is derived from trading in which we act as principal. The Company may incur trading losses relating to the purchase, sale or short sale of corporate and asset-backed fixed income securities and equity securities for our own account and from other principal trading. In any period, we may experience losses as a result of price declines, lack of trading volume, and illiquidity. From time to time, we may engage in a large block trade in a single security or maintain large position concentrations in a single security, securities of a single issuer, or securities of issuers engaged in a specific industry. For example, in 2008 we held securities of the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). In general, any downward price movement in these securities could result in a reduction of our revenues and profits.

In addition, we may engage in hedging transactions and strategies that may not properly mitigate losses in our principal positions. If the transactions and strategies are not successful, we could suffer significant losses.

Our financial results may fluctuate substantially from period to period, which may impact our stock price.  We have experienced, and expect to experience in the future, significant periodic variations in our revenues and results of operations. These variations may be attributed in part to trading related losses and the fact that our investment banking revenues are typically earned upon the successful completion of a transaction, the timing of which is uncertain and beyond our control. As a result, our business is highly dependent on market conditions and the interest in the market for the products we trade, as well as the decisions and actions of our clients and interested third parties. This risk may be intensified by our focus on growth companies in the healthcare, energy and technology sectors and mortgage asset backed securities, as the market for these securities has experienced significant variations in the number and size of offerings as well as the secondary trading volume and prices of newly issued securities. Because of recent difficult market conditions, more companies considering initiating the process of an initial public offering are exploring merger and acquisition exit opportunities. As a result, we are unlikely to achieve steady and predictable earnings on a quarterly basis, which could in turn adversely affect our stock price. For more information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

If we violate the listing requirements of The NASDAQ Global Market, our common stock may be delisted.  To maintain our listing on The NASDAQ Global Market, we must meet certain financial and liquidity criteria. One of these criteria requires that we maintain a minimum bid price per share of $1.00. We currently meet the listing standards for continued listing on The NASDAQ Global Market. The last reported sale price of our common stock on March 5, 2009 was $2.30 per share. The market price of our common stock has been and may continue to be subject to significant fluctuation as a result of periodic variations in our revenues and results of operations. If we violate The NASDAQ Global Market listing requirements, we may be delisted.

We face strong competition from larger firms.  The brokerage and investment banking industries are intensely competitive and we expect them to remain so. We compete on the basis of a number of factors, including client relationships, reputation, the abilities of our professionals, market focus and the relative quality and price of our services and products. We have experienced intense price competition in some of our businesses, in particular discounts in large block trades and trading commissions and spreads. In addition, pricing and other competitive pressures in investment banking, including the trends toward multiple book runners, co-managers and multiple financial advisors handling transactions, have continued and could adversely affect our revenues. We believe we may experience competitive pressures in these and other areas in the future, as some of our competitors seek to obtain market share by competing on the basis of price.

Many of our competitors in the brokerage and investment banking industries have a broader range of products and services, greater financial and marketing resources, larger customer bases, greater name recognition, more professionals to serve their clients’ needs, greater global reach and more established relationships with clients than we have. These larger and better-capitalized competitors may be better able to respond to changes in the brokerage and investment banking industries, to compete for skilled professionals, to finance acquisitions, to fund internal growth and to compete for market share generally.

The scale of our competitors has increased in recent years as a result of substantial consolidation among companies in the brokerage and investment banking industries. In addition, a number of large commercial banks, insurance companies and other broad-based financial services firms have established or acquired underwriting or financial advisory practices and broker-dealers or have merged with other financial institutions. These firms have the ability to offer a wider range of products than we do, which may enhance their competitive position. They also have the ability to support investment banking with commercial banking, insurance and other financial services in an effort to gain market share, which has resulted, and could further result, in pricing pressure in our businesses. In particular, the ability to provide financing has become an important advantage for some of our larger competitors and, because we do not provide such financing, we may be unable to compete as effectively for clients in a significant part of the brokerage and investment banking market. Additionally, these broader, more robust investment banking and financial services platforms may be more appealing to investment banking professionals than our business, making it more difficult for us to attract new employees and retain those we have.

If we are unable to compete effectively with our competitors, our business, financial condition and results of operations will be adversely affected.

Our risk management policies and procedures may leave us exposed to unidentified or unanticipated risk.  Our risk management strategies and techniques may not be fully effective in mitigating our risk exposure in all market environments or against all types of risk.

Our risk hedging strategies also expose us to the risk that counterparties that owe us money, securities or other assets will not perform on their obligations. These counterparties may default on their obligations to us due to bankruptcy, lack of liquidity, operational failure, breach of contract or other reasons. 2008 saw a number of counterparties default on obligations in the financial services community that was unprecedented in recent times. We are also subject to the risk that our rights against third parties may not be enforceable in all circumstances. Although we regularly review credit exposures to specific clients and counterparties and to specific industries and regions that we believe may present credit concerns, default risk may arise from events or circumstances that are difficult to detect or foresee. In addition, concerns about, or a default by, one institution could lead to significant liquidity problems, losses or defaults by other institutions, which in turn could adversely affect us. If any of the variety of instruments, processes and strategies we utilize to manage our exposure to various types of risk are not effective, we may incur losses.

Our operations and infrastructure may malfunction or fail.  Our businesses are highly dependent on our ability to process, on a daily basis, a large number of transactions across diverse markets, and the transactions we process have become increasingly complex. Our financial, accounting or other data processing systems may fail to operate properly or become disabled as a result of events that are wholly or partially beyond our control, including a disruption of electrical or communications services or our inability to occupy one or more of our buildings. The inability of our systems to accommodate an increasing volume of transactions could also constrain our ability to expand our businesses. If any of these systems do not operate properly or are disabled or if there are other shortcomings or failures in our internal processes, people or systems, we could suffer an impairment to our liquidity, financial loss, a disruption of our businesses, liability to clients, regulatory intervention or reputational damage.

We also face the risk of operational failure or termination of any of the clearing agents, exchanges, clearing houses or other financial intermediaries we use to facilitate our securities transactions. Any such failure or termination could adversely affect our ability to execute transactions and to manage our exposure to risk.

In addition, our ability to conduct business may be adversely impacted by a disruption in the infrastructure that supports our businesses and the communities in which we are located. This may include a disruption involving electrical, communications, transportation or other services used by us or third parties with which we conduct business, whether due to fire, other natural disaster, power or communications failure, act of terrorism or war or otherwise. Nearly all of our employees in our primary locations, including Greenwich CT, New York City NY, and Roseland NJ, work in close proximity to each other. If a disruption occurs in one location and our employees in that location are unable to communicate with or travel to other locations, our ability to service and interact with our clients may suffer and we may not be able to implement successfully contingency plans that depend on communication or travel.

Our operations also rely on the secure processing, storage and transmission of confidential and other information in our computer systems and networks. Although we take protective measures and endeavor to modify them as circumstances warrant, our computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize our or our clients’ or our counterparties’ confidential and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our, our clients’, our counterparties’ or third parties’ operations. We may be required to expend significant additional resources to modify our protective measures or to investigate and remediate vulnerabilities or other exposures, and we may be subject to litigation and financial losses that are either not insured against or not fully covered through any insurance maintained by us.

To be successful, we must profitably expand our business operations. We face numerous risks and uncertainties as we seek to expand.  We seek the growth in our business primarily from internal expansion and through acquisitions and strategic partnering. If we are successful in expanding our business, there can be no assurance that our financial controls, the level and knowledge of our personnel, our operational abilities, our legal and compliance controls and our other corporate support systems will be adequate to manage our business and our growth. The ineffectiveness of any of these controls or systems could adversely affect our business and prospects.

We may be unable to fully capture the expected value from acquisitions in investments and personnel.  We currently expect to grow through acquisitions and through strategic investments as well as through internal expansion. To the extent we make acquisitions or enter into combinations, we face numerous risks and uncertainties combining or integrating the relevant businesses and systems, including the need to combine accounting and data processing systems and management controls and to integrate relationships with clients and business partners. In addition, acquisitions may involve the issuance of additional shares of our common stock, which may dilute our shareholders’ ownership of our firm. Furthermore, acquisitions could entail a number of risks including problems with the effective integration of operations, inability to maintain key pre-acquisition business relationships, increased operating costs, exposure to unanticipated liabilities and difficulties in realizing projected efficiencies, synergies and cost savings. There is no assurance that any of our recent acquisitions or any business we acquire in the future will be successfully integrated and result in all of the positive benefits anticipated. If we are not able to integrate successfully our past and future acquisitions, there is a risk that our results of operations may be materially and adversely affected. Finally, expansions or acquisitions have required and may in the future requires significant managerial attentions, which may be diverted from our other operations. These capital, equity and managerial commitments may impair the operation of our businesses.

Because MatlinPatterson FA Acquisition LLC, a Delaware limited liability company (“MatlinPatterson”), controls a majority of the voting power of our common stock, investors will not be able to affect the outcome of any shareholder vote.  As of March 4, 2008, MatlinPatterson controls approximately 54% of the voting power of our common stock. For as long as MatlinPatterson beneficially owns more than 50% of the outstanding shares of our common stock, it will be able to direct the election of all of the members of our board of directors, call a special meeting of shareholders at which our directors may be removed with or without cause and determine the outcome of most matters submitted to a vote of our shareholders, including matters involving mergers or other business combinations, the acquisition or disposition of assets, the incurrence of indebtedness, the issuance of any additional shares of common stock or other equity securities and the payment of dividends on common stock. MatlinPatterson currently has and will have the power to prevent or cause a change in control, and could take other actions that might be favorable to MatlinPatterson but not to our other shareholders.

Because MatlinPatterson beneficially owns a majority of the outstanding shares of our common stock, we are a “controlled company” within the meaning of the Nasdaq Marketplace Rules and, as a result, we are not subject to all of the Nasdaq corporate governance requirements.  Because MatlinPatterson controls more than 50% of the voting power of our common stock, we are a “controlled company” within the meaning of the Nasdaq Marketplace Rules. Under the Nasdaq Marketplace Rules, a controlled company may elect not to comply with certain Nasdaq corporate governance requirements, including requirements that (1) a majority of the board of directors consist of independent directors, (2) compensation of officers be determined or recommended to the board of directors by a majority of its independent directors or by a compensation committee that is composed entirely of independent directors and (3) director nominees be selected or recommended by a majority of the independent directors or by a nominating committee composed solely of independent directors. Because we have taken advantage of the controlled company exemption to certain Nasdaq corporate governance requirements, our shareholders do not have the same protections afforded to shareholders of companies that are subject to all of the Nasdaq corporate governance requirements.

Future sales or anticipated future sales of our common stock in the public market, by us, by MatlinPatterson or by others, could cause our stock price to decline.  The sale by us of a significant number of shares of our common stock, or the perception that such future sales could occur, could materially and adversely affect the market price of our common stock. In addition, the sale or anticipated future sale of a significant number of shares of our common stock in the open market by MatlinPatterson or others, whether pursuant to a resale prospectus or pursuant to Rule 144, promulgated under the Securities Act, may also have a material adverse effect on the market price of our common stock. Any such decline in our stock price could impair our ability to raise capital in the future through the sale of additional equity securities at a price we deem appropriate.

Our pending acquisition of Gleacher Partners Inc. is subject to a variety of conditions and may not be completed.  On March 3, 2009, we announced that we had entered into a definitive merger agreement to acquire Gleacher Partners Inc., an internationally recognized financial advisory boutique known for advising companies in mergers and acquisitions and restructurings. Completion of this merger is subject to a variety of conditions, many of which are outside of our control. See Part II — Item 9b. Other Information. We believe that the completion of this merger will confer substantial benefits on us. However, we may not ultimately complete this transaction or obtain the anticipated benefits.

Risks Related to Our Industry

Our businesses could be adversely affected by market uncertainty or lack of confidence among customers and investors due to difficult geopolitical or market conditions.  Our investment banking business has been and may continue to be adversely affected by market conditions. Unfavorable economic or geopolitical conditions have and may continue to adversely affect customer and investor confidence, resulting in a substantial industry-wide decline in underwritings and financial advisory transactions. Additionally, market uncertainty and unfavorable economic conditions may result in fewer institutional clients with lesser amounts of assets to trade. In each case this could have an adverse effect on our revenues and profits. Additionally, unfavorable returns on investment, whether due to general adverse market conditions or otherwise, could adversely affect our ability to retain clients and attract new clients.

Financial difficulty of another prominent financial institution could adversely affect financial markets.  The creditworthiness and financial well-being of many financial institutions may be interdependent because of credit, trading, clearing or other relationships between the institutions. The financial difficulty of one company, therefore, could result in further market illiquidity or financial difficulties with other institutions and may adversely affect the clearing agencies, clearing houses, banks, exchanges and other intermediaries with which we conduct business. Such events, therefore, could adversely impact our business.

Financial services firms have been subject to increased scrutiny and enforcement activity over the last several years, increasing the risk of financial liability and reputational harm resulting from adverse regulatory actions.  Firms in the financial services industry have been operating in a difficult regulatory environment. The industry has experienced increased scrutiny and enforcement activity from a variety of regulators, including the SEC, FINRA (formerly NASD), NASDAQ, the state securities commission and state attorneys general. Penalties and fines sought by regulatory authorities have increased substantially over the last several years. This regulatory environment has created uncertainty with respect to a number of transactions that had historically been entered into by financial services firms and that were generally believed to be permissible and appropriate. We may be adversely affected by changes in the interpretation or enforcement of existing laws and rules by these governmental authorities and self-regulatory organizations. We also may be adversely affected as a result of new or revised legislation or regulations imposed by the SEC, other United States or foreign governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. Among other things, we could be fined, prohibited from engaging in some of our business activities or subject to limitations or conditions on our business activities. Substantial legal liability or significant regulatory action against us could have material adverse financial effects or cause significant reputational harm to us, which could seriously harm our business prospects.

In addition, financial services firms are subject to numerous conflicts of interests or perceived conflicts. The SEC and other federal and state regulators have increased their scrutiny of potential conflicts of interest. We have adopted various policies, controls and procedures to address or limit actual or perceived conflicts and regularly seek to review and update our policies, controls and procedures. However, appropriately dealing with conflicts of interest is complex and difficult and our reputation could be damaged if we fail, or appear to fail, to deal appropriately with conflicts of interest. Our policies and procedures to address or actual or perceived conflicts may also result in increased costs, additional operational personnel and increased regulatory risk. Failure to adhere to these policies and procedures may result in regulatory sanctions or client litigation.

Extensive regulation of public companies in the U.S. could reduce our revenue and otherwise adversely affect our business.  Highly-publicized financial scandals in recent years have led to investor concerns over the integrity of the U.S. financial markets, and have prompted Congress, the SEC, the NYSE and NASDAQ to significantly expand corporate governance and public disclosure requirements, and more such regulation of both public companies and the financial services industry is considered likely at this time. To the extent that private companies, in order to avoid becoming subject to these new requirements, decide to forgo initial public offerings, or list their securities instead on non-U.S. securities exchanges, our equity underwriting business may be adversely affected. In addition, provisions of the Sarbanes-Oxley Act of 2002 and the corporate governance rules imposed by self-regulatory organizations have diverted many companies’ attention away from capital market transactions, including securities offerings and acquisition and disposition transactions. In particular, companies that are or are planning to be public are incurring significant expenses in complying with the SEC and accounting standards relating to internal control over financial reporting, and companies that disclose material weaknesses in such controls under the new standards may have greater difficulty accessing the capital markets. These factors, in addition to adopted or proposed accounting and disclosure changes, may have an adverse effect on our business.

Our business is subject to significant credit risk.  In the normal course of our businesses, we are involved in the execution, settlement and financing of various customer and principal securities transactions. These activities are transacted on a cash, margin or delivery-versus-payment basis and are subject to the risk of counterparty or customer nonperformance. Although transactions are generally collateralized by the underlying security or other securities, we still face the risks associated with changes in the market value of securities that we may be obligated to purchase securities or have purchased in principal or riskless principal trades where a counterparty or customer fails to perform. During the recent unprecedented volatility of the financial markets this risk has been greatly increased. We may also incur credit risk in our derivative transactions to the extent such transactions result in uncollateralized credit exposure to our counterparties. We seek to control the risk associated with these transactions by establishing and monitoring credit limits and by monitoring collateral and transaction levels daily.

Our business and results of operations could be adversely affected by governmental fiscal and monetary policies.  Our cost of funds for lending, investment activities and capital raising are affected by the fiscal and monetary policies of the U.S. and foreign governmental and banking authorities, changes to which are not wholly predictable or within our control. Such changes may also affect the value of the securities we hold.

Our exposure to legal liability is significant, and damages that we may be required to pay and the reputational harm that could result from legal action against us could materially adversely affect our businesses.  We face significant legal risks in our businesses and, in recent years, the volume of claims and amount of damages sought in litigation and regulatory proceedings against financial institutions have been increasing. These risks include potential liability under securities or other laws for materially false or misleading statements made in connection with securities offerings and other transactions, potential liability for “fairness opinions” and other advice we provide to participants in strategic transactions and disputes over the terms and conditions of trading arrangements. We are also subject to claims arising from disputes with employees for alleged discrimination or harassment, among other things. These risks often may be difficult to assess or quantify and their existence and magnitude often remain unknown for substantial periods of time.

As a brokerage and investment banking firm, we depend to a large extent on our reputation for integrity and high-caliber professional services to attract and retain clients. As a result, if a client is not satisfied with our services, it may be more damaging in our business than in other businesses. Moreover, our role as underwriter to our clients on important underwritings or as advisor for mergers and acquisitions and other transactions involves complex analysis and the exercise of professional judgment, including rendering “fairness opinions” in connection with mergers and other transactions. Therefore, our activities may subject us to the risk of significant legal liabilities to our clients and aggrieved third parties, including shareholders of our clients who could bring securities class actions against us. Our investment banking engagements typically include broad indemnities from our clients and provisions to limit our exposure to legal claims relating to our services, but these provisions may not protect us or may not be enforceable in all cases. As a result, we may incur significant legal and other expenses in defending against litigation and may be required to pay substantial damages for settlements and adverse judgments. Substantial legal liability or significant regulatory action against us could have a material adverse effect on our results of operations or cause significant reputational harm to us, which could seriously harm our business and prospects.

We are subject to claims and litigations in the ordinary course of our business. For information regarding certain pending claims see Part I — Item 3 — Legal Proceedings.

Employee misconduct could harm us and is difficult to detect and deter.  There have been a number of highly publicized cases involving fraud or other misconduct by employees in the financial services industry in recent years, and we run the risk that employee misconduct could occur at our Company. For example, misconduct by employees could involve the improper use or disclosure of confidential information, which could result in regulatory sanctions and serious reputational or financial harm. It is not always possible to deter employee misconduct and the precautions we take to detect and prevent this activity may not be effective in all cases, and we may suffer significant reputational harm for any misconduct by our employees.

Item 1B.	Unresolved Staff Comments.

None.

Item 2.	Properties

The Company currently leases all of its office space. The Company’s lease for its headquarters in New York, New York (approximately 16,000 square foot space) expires on December 31, 2018

A list of office locations as of December 31, 2008 by segment is as follows:

Equities	Dallas, TX Greenwich, CT Littleton, CO New York, NY Newport, RI St. Louis, MO

Investment Banking	Boston, MA New York, NY

Debt Capital Markets	San Francisco, CA New York, NY Roseland, NJ Encino, CA

Broadpoint Descap	New York, NY Tucson, AZ Boston, MA FT Lauderdale, FL Woodland Hills, CA

Other	Albany, NY Boston, MA New York, NY

Item 3.	Legal Proceedings

In 1998, the Company was named in lawsuits by Lawrence Group, Inc. and certain related entities (the “Lawrence Parties”) in connection with a private sale of Mechanical Technology Inc. stock from the Lawrence Parties that was approved by the United States Bankruptcy Court for the Northern District of New York (the “Bankruptcy Court”). The Company acted as placement agent in that sale, and a number of persons who were employees and officers of the Company at that time, who have also been named as defendants, purchased shares in the sale. The complaints alleged that the defendants did not disclose certain information to the sellers and that the price approved by the court was therefore not proper. The cases were initially filed in the Bankruptcy Court and the United States District Court for the Northern District of New York (the “District Court”), and were subsequently consolidated in the District Court. The District Court dismissed the cases, and that decision was subsequently vacated by the United States Court of Appeals for the Second Circuit, which remanded the cases for consideration of the plaintiffs’ claims as motions to modify the Bankruptcy Court sale order. The plaintiffs’ claims were referred back to the Bankruptcy Court for such consideration. In February 2009, the Bankruptcy Court dismissed the motions in their entirety. Plaintiffs have filed a notice of appeal, which would be heard by the District Court. The Company believes that it has strong defenses and intends to vigorously defend itself against the plaintiffs’ claims, and believes the claims lack merit. However, an unfavorable resolution could have a material adverse effect on the Company’s financial position, results of operations and cash flows in the period which resolved.

In early 2008, Broadpoint Capital hired Tim O’Connor and 9 other individuals to form a new restructuring and recapitalization group within Broadpoint Capital’s Investment Banking segment. Mr. O’Connor, the new head of Broadpoint Capital’s Investment Banking Division, and each of the other employees are former employees of Imperial Capital, LLC (“Imperial”). Upon Broadpoint Capital’s hiring of these employees, Imperial commenced an arbitration proceeding against Broadpoint Capital, Mr. O’Connor, another employee hired by Broadpoint Capital and a former employee of Imperial who is not employed by Broadpoint Capital before the Financial Industry Regulatory Authority (“FINRA”). In the arbitration, Imperial alleged various causes of action against Broadpoint Capital as well as the individuals based upon alleged violations of restrictive covenants in employee contracts relating to the non-solicitation of employees and clients. Imperial claimed damages in excess of $100 million. Concurrently with the filing of the arbitration proceeding, Imperial sought and obtained a temporary restraining order in New York State Supreme Court, pending the conclusion of the FINRA arbitration hearing, enjoining Broadpoint from disclosing or making use of any confidential information of Imperial, recruiting or hiring any employees of Imperial and seeking or accepting as a client any client of Imperial, except those clients for whom any of the hired individuals had provided services as a registered representative while employed by Imperial. On April 17, 2008, Broadpoint Capital, the other respondents, and Imperial entered into a Partial Settlement whereby Imperial’s claims for injunctive relief were withdrawn and it was agreed the temporary restraining order would be vacated. Imperial’s remaining claim for damages arbitrated before FINRA at a hearing in September 2008. The Partial Settlement provides, among other things, for the potential future payment of amounts from Broadpoint to Imperial contingent upon the successful consummation of, or receipt of fees in connection with, certain transactions. On September 16, 2008, the Company agreed to a Settlement resolving all remaining claims among the parties. In particular, in exchange for a $500,000 payment from Broadpoint Capital, Imperial released its claims against the respondents. In addition, the respondents released the claims and defenses raised by them against Imperial (including third-party claims asserted against Imperial by Tim O’Connor), and the FINRA case was dismissed. The terms and conditions of the Partial Settlement remain in effect.

Due to the nature of the Company’s business, the Company and its subsidiaries are now, and likely in the future will be, involved in a variety of legal proceedings, including the matters described above. These include litigation, arbitrations and other proceedings initiated by private parties and arising from our underwriting, financial advisory or other transactional activities, client account activities and employment matters. Third parties who assert claims may do so for monetary damages that are substantial, particularly relative to the Company’s financial position. In addition, the securities industry is highly regulated. The Company and its subsidiaries are subject to both routine and unscheduled regulatory examinations of its business and investigations of securities industry practices by governmental agencies and self-regulatory organizations. In recent years securities firms have been subject to increased scrutiny and regulatory enforcement activity. Regulatory investigations can result in substantial fines being imposed on the Company and/or its subsidiaries. Periodically the Company and its subsidiaries receive inquiries and subpoenas from the SEC, state securities regulators and self-regulatory organizations. The Company does not always know the purpose behind these communications or the status or target of any related investigation. The responses to these communications have in the past resulted in the Company and/or its subsidiaries being cited for regulatory deficiencies, although to date these communications have not had a material adverse effect on the Company’s business.

The Company has taken reserves in its financial statements with respect to legal proceedings to the extent it believes appropriate. However, accurately predicting the timing and outcome of legal proceedings, including the amounts of any settlements, judgments or fines, is inherently difficult insofar as it depends on obtaining all of the relevant facts (which is sometimes not feasible) and applying to them often-complex legal principles. Based on currently available information, the Company does not believe that any litigation, proceeding or other matter to which it is a party or otherwise involved will have a material adverse effect on its financial position, results of operations and cash flows; although an adverse development, or an increase in associated legal fees, could be material in a particular period, depending in part on the Company’s operating results in that period.

Item 4	Submission of Matters to a Vote of Security Holders

None

PART II

Item 5.	Market for the Registrant’s Common Equity and Related Stockholder Matters and Issuer Purchases of Equity Securities

The Company’s common stock trades on The NASDAQ Global Market under the symbol “BPSG”. As of March 5, 2009 there were approximately 2,342 holders of record of the Company’s common stock. No dividends have been declared or paid on our common stock in the last two fiscal years. We do not anticipate that we will pay any cash dividends on our common stock in the foreseeable future. The following table sets forth the high and low bid quotations for the common stock during each quarter for the fiscal years ended.

	Quarter Ended
	Mar 31	Jun 30	Sep 30	Dec 31

2008
Stock Price Range
High	$1.90	$2.69	$3.54	$3.26
Low	1.00	1.75	1.90	1.53
2007
Stock Price Range
High	$2.46	$1.96	$1.81	$1.74
Low	1.42	1.51	1.22	0.99

Information relating to compensation plans under which our common stock is authorized for issuance will be set forth in our definitive proxy statement for our annual meeting of stockholders to be held on May 14, 2009 and is incorporated by reference in Part III, Item 12.

ISSUANCE OF UNREGISTERED EQUITY SECURITIES

There were no undisclosed issuances of unregistered equity securities during 2008.

ISSUER PURCHASES OF EQUITY SECURITIES

We did not repurchase any shares of our common stock in the fourth quarter of 2008.

Item 6.	Selected Financial Data

The following selected financial data has been derived from the Consolidated Financial Statements of the Company. This information should be read in conjunction with the Consolidated Financial Statements and related notes thereto included elsewhere herein.

For the Years Ended December 31:	2008	2007	2006	2005	2004
(In thousands of dollars, except per share amounts)

Operating results:
Operating revenues	$123,067	$38,472	$73,010	$101,924	$99,706
Interest income	21,946	8,639	8,295	9,750	4,931

Total revenues	145,013	47,111	81,305	111,674	104,637
Interest expense	10,712	7,027	8,417	6,423	2,289

Net revenues	134,301	40,084	72,888	105,251	102,348
Expenses (excluding interest)	149,107	71,709	120,329	111,201	121,247

Income (loss) before income taxes, discontinued operations and cumulative effect of change in accounting principles	(14,806)	(31,625)	(47,441)	(5,950)	(18,899)
Income tax expense (benefit)	2,424	(4,703)	(828)	7,512	(10,052)

Income (loss) from continuing operations	(17,230)	(26,922)	(46,613)	(13,462)	(8,847)
Income (loss) from discontinued operations, net of taxes	(132)	7,460	2,205	3,245	5,260

Income (loss) before cumulative effect of an accounting change	(17,362)	(19,462)	(44,408)	(10,217)	(3,587)
Cumulative effect of accounting change, net of taxes	—	—	427	—	—

Net income (loss)	$(17,362)	$(19,462)	$(43,981)	$(10,217)	$(3,587)
Basic earnings per share:
Continuing operations	$(0.25)	$(0.98)	$(3.08)	$(0.97)	$(0.71)
Discontinued operations	—	0.27	0.15	0.23	0.42
Cumulative effect of an accounting change	—	—	0.03	—	—

Loss per share	$(0.25)	$(0.71)	$(2.90)	$(0.74)	$(0.29)

Diluted earnings (loss) per share:
Continuing operations	$(0.25)	$(0.98)	$(3.08)	$(0.97)	$(0.71)
Discontinued operations	—	0.27	0.15	0.23	0.42
Cumulative effect of an accounting change	—	—	0.03	—	—

Diluted loss per share	$(0.25)	$(0.71)	$(2.90)	$(0.74)	$(0.29)

Cash dividend	—	—	—	0.05	0.20
Book Value	1.23	1.41	3.46	6.28	6.45

As of December 31:	2008	2007	2006	2005	2004

Financial condition:
Total assets	$694,271	$269,517	$357,118	$443,541	$410,113
Short-term bank loans	—	—	128,525	150,075	139,875
Mandatory Redeemable Preferred Stock Debt	24,187	—	—	—	—
Notes payable	—	—	12,667	30,027	32,228
Obligations under capitalized leases	—	—	3,522	5,564	3,110
Temporary capital	—	104	104	3,374	3,374
Subordinated debt	1,662	2,962	4,424	5,307	3,695
Stockholders’ equity	98,290	82,267	51,577	87,722	86,085

Reclassification

Certain amounts in operating results for 2004 through 2007 have been reclassified to conform to the 2008 presentation. Refer to the “Reclassification” section of Note 1 to the Consolidated Financial Statements for more information regarding reclassification of amounts included in discontinued operations and for sale agreements entered into on TBA mortgage-backed securities. These TBA’s were previously accounted for as short securities sales and are now recorded as derivative transactions.

Cumulative Effect of Accounting Change

Upon adoption of FASB Statement No. 123 (revised) “Share-based Compensation” as described in FASB Staff Position No. FAS 123(R)-3, Share-Based Payment on January 1, 2006, the Company recognized an after-tax gain of approximately $0.4 million as the cumulative effect of a change in accounting principle, primarily attributable to the requirement to estimate forfeitures at the date of grant instead of recognizing them as incurred.

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

There are included or incorporated by reference in this document statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are usually preceded by words such as “may,” “will”, “expect”, “anticipate”, “believe” , “estimate”, and “continue” or similar words. All statements other than historical information or current facts should be considered forward-looking statements. Forward-looking statements may contain projections regarding revenues, earnings, operations, and other financial projections, and may include statements of future performance, strategies and objectives. However, there may be events in the future, which the Company is not able to accurately predict or control which may cause actual results to differ, possibly materially, from the expectations set forth in the Company’s forward-looking statements. All forward-looking statements involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors. Such factors include, among others, market risk, credit risk and operating risk. These and other risks are set forth in greater detail throughout this document. The Company does not intend or assume any obligation to update any forward-looking information it makes.

Business Overview

Broadpoint Securities Group, Inc., (the “Company”), is an independent investment bank that provides value-added, unconflicted advice to corporations and institutional investors. The Company provides services and generates revenues through its Investment Banking, Debt Capital Markets, Broadpoint DESCAP, Equities and Other segments. The Investment Banking segment provides capital raising and advisory services to corporations and institutional investors. The Debt Capital Markets segment provides sales and trading in a broad range of debt securities and generates revenues primarily through execution of riskless principal transactions on the sales of these securities. The Broadpoint DESCAP segment provides sales and trading in mortgage and asset-backed securities and generates revenues primarily through principal transactions and other trading activities associated with these securities. The Equities segment provides sales, trading and research in equity securities primarily through one of the Company’s broker-dealer subsidiaries, Broadpoint AmTech, generating revenues mainly through commissions on executing these securities. The Other segment generates revenue from unrealized gains and losses as a result of changes in the value of the firm’s investments and realized gains and losses as a result of sales of equity holdings, and through the management and investment of venture capital funds, this segment also includes the costs related to corporate overhead and support including various fees associated with legal and settlement expenses.

The Company has 255 employees, is a New York corporation, incorporated in 1985, and is traded on The NASDAQ Global Market (“NASDAQ”) under the symbol “BPSG”. The Company evaluates the performance of its segments and allocates resources to them based on various factors, including prospects for growth, return on investment, and return on revenue.

During the past several years the Company restructured nearly all of its operations. In September 2007, the Company completed the sale of its Municipal Capital Markets Group to DEPFA BANK plc (“DEPFA”). In June 2007, the Company closed its Fixed Income Middle Markets Group. In April 2006, the Company closed its Convertible Arbitrage Advisory Group. In June 2006, the Company ceased operations in its Taxable Fixed Income division. In December 2004, the Company closed its asset management operations in Sarasota, Florida and in February 2005 sold its asset management operations in Albany, New York. In August 2000, Broadpoint Capital divested its retail brokerage operation.

The operating results of the groups and divisions referred above are reported as discontinued operations (see Note 25 of the Consolidated Financial Statements).

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

On September 21, 2007, the Company closed the investment from MatlinPatterson in which the Company received net proceeds of $45.8 million from the sale of the Company’s common stock. Pursuant to the Investment Agreement, MatlinPatterson purchased 41.5 million newly issued shares and two co-investors received a total of 0.5 million newly issued shares which represented approximately 71.7 percent and 0.8 percent, respectively, of the issued and outstanding voting power of the Company immediately following the closing of the investment transaction.

In March 2008, the Company and Broadpoint Capital completed its hiring of 47 employees of the New Jersey-based Fixed Income division of BNY Capital Markets, Inc. and the acquisition of certain related assets. The Company has formed a new Debt Capital Markets group with the new employees that provide sales and trading on a wide range of debt securities including bank debt, investment grade debt, high-yield debt, treasuries, convertibles, distressed debt, preferred debt and re-org equity securities.

On March 4, 2008, the Company closed a $20 million private placement whereby investors purchased approximately 11.6 million shares of common stock from the Company at $1.70 per share. A fund managed by MAST Capital Management, LLC, a Boston-based investment manager that focuses on special situations debt and equity investment opportunities, led the investment purchasing 7.1 million of the approximately 11.6 million shares issued.

On June 27, 2008, the Company entered into a Preferred Stock Purchase Agreement with Mast Credit Opportunities I Master Fund Limited, a Cayman Islands corporation (“Mast”), for the issuance and sale of (i) 1,000,000 newly-issued unregistered shares of Series B Mandatory Redeemable Preferred Stock of the Company, par value $1.00 per share (the “Series B Preferred Stock”), and (ii) a warrant to purchase 1,000,000 shares of the Company’s common stock, par value $.01 per share, at an exercise price of $3.00 per share, for an aggregate cash purchase price of $25 million.

In October 2008, the Company completed the acquisition of American Technology Research Holdings, Inc. (“Broadpoint AmTech”), the parent of American Technology Research, Inc., a broker-dealer specializing in institutional research, sales and trading in the information technology, cleantech and defense areas. In connection with the reorganization of its legacy equities business, Broadpoint recorded a charge in the third quarter of approximately $1.8 million relating to compensation and other expenses.

On October 16, 2008, the Company completed the merger of two of its principal broker-dealer subsidiaries, Broadpoint Capital, Inc. and Broadpoint Securities, Inc. The two firms were merged into a single broker-dealer under the name Broadpoint Capital, Inc. The Company believes that the merger will increase efficiencies by enhancing the integration of services and processes across the firm’s business lines.

On March 3, 2009, the Company announced that it agreed to acquire Gleacher Partners, an internationally recognized financial advisory boutique best known for advising major corporations in mergers and acquisitions. Under the terms of the merger agreement, Broadpoint will pay the selling stockholders of Gleacher Partners, $20 million in cash and issue 23 million shares of common stock subject to resale restrictions. MatlinPatterson FA Acquisition LLC, Broadpoint’s majority shareholder, has approved the issuance of the shares of Broadpoint common stock in the transaction. At closing, the Company will change its name to Broadpoint Gleacher Securities Group, Inc. See Part II — Item 9b. Other Information.

RESTRUCTURING

In 2007, the Company implemented a restructuring plan to properly size the Company’s infrastructure with its then current level of activity. As a result, the Company incurred approximately $4.3 million in restructuring costs during 2008 and incurred $2.7 million in restructuring costs during the fourth quarter of 2007. The plan included a reduction in IT and operations support headcount, outsourcing the Company’s clearing operations, and eliminating excess office space. The Company has completed its restructuring plan to properly size its infrastructure (see Note 26 of the Consolidated Financial Statements).

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

Business Environment in 2008

During the first half of 2008, economic growth slowed and the U.S. entered a recession. The lessening of liquidity that began in 2007 accelerated during 2008 and the U.S. markets experienced unprecedented challenges as credit contracted further, the downturn in economic growth broadened, and a number of major financial institutions faced serious problems. Concerns regarding future economic growth and corporate earnings, as well as illiquidity in the credit markets created challenging conditions for the equity markets which experienced significant broad-based declines, with equity indices significantly lower at the end of 2008 as compared to the end of 2007. Fixed income and equity markets experienced high levels of volatility, broad-based declines in asset prices and further reduced levels of liquidity, particularly in the fourth quarter of 2008. The impact of these events created extreme uncertainty around company and asset values, creating a challenging environment for investment banking advisory businesses and sharply narrowing opportunities to distribute securities in the equity and debt capital markets.

The financial landscape has also been altered dramatically over the course of the year with the bankruptcy of Lehman Brothers Holdings Inc., acquisitions and consolidations of major financial institutions, the Federal Government assuming a conservatorship role of both the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association and the conversion of Goldman Sachs Group, Inc. and Morgan Stanley into bank holding companies. In early October 2008, the Emergency Economic Stabilization Act of 2008 was enacted, which, among other matters, enables the U.S. Treasury to purchase mortgage-related and other trouble assets from U.S. financial institutions. The U.S. Treasury has taken additional measures to provide liquidity to the capital markets and the U.S. Federal Reserve reduced its federal funds target rate to a range of 0 to 0.25%, its lowest level since 2003. The yield on the 10-year U.S. Treasury note declined to 2.25% at the end of 2008 from 3.91% at the beginning of the year.

The results of our operations for 2008 reflect these challenging market factors, which contributed to declining inventory valuations and reduced levels of capital markets activity. Competitor consolidation and the destabilization of the financial markets during these periods have conversely had a positive impact on business prospects as we have seen new customer activity across many of our businesses. However, a continuation of the volatile markets and unfavorable economic conditions of 2008 could have a material impact on our business and results of operations for the near term of 2009 and possibly subsequent years.

Our financial performance is highly dependent on the environment in which our businesses operate. Overall, during 2008, and continuing into 2009, the macro business environment for many of our businesses was extremely challenging, and there can be no assurance that these conditions will improve in the near term.

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

RESULTS OF OPERATIONS

	Years Ended December 31
	2008	2007	2006
(In thousands of dollars)

Revenues
Principal transactions	$97,032	$21,229	$40,605
Commissions	6,529	4,666	11,386
Investment banking	8,296	8,127	26,643
Investment banking revenue from related party	8,400	—	—
Investment gains (losses)	(1,115)	2,594	(7,602)
Interest income	21,946	8,639	8,295
Fees and other	3,925	1,856	1,978

Total revenues	145,013	47,111	81,305
Interest expense	10,712	7,027	8,417

Net revenues	134,301	40,084	72,888

Expenses (excluding interest)
Compensation and benefits	111,678	41,286	76,351
Clearing, settlement and brokerage costs	2,794	3,127	5,833
Communications and data processing	9,245	7,827	9,273
Occupancy and depreciation	6,259	6,559	9,154
Selling	4,152	4,157	4,013
Impairment	—	—	7,886
Restructuring	4,315	2,698	—
Other	10,664	6,055	7,819

Total expenses (excluding interest)	149,107	71,709	120,329

Loss before income taxes, discontinued operations and cumulative effect of an accounting change	(14,806)	(31,625)	(47,441)
Income tax expense (benefit)	2,424	(4,703)	(828)

Loss from continuing operations	(17,230)	(26,922)	(46,613)

Income from discontinued operations (net of taxes)	(132)	7,460	2,205

Loss before cumulative effect of an accounting change	(17,362)	(19,462)	(44,408)
Cumulative effect of an accounting change	—	—	427

Net loss	$(17,362)	$(19,462)	$(43,981)

Net interest income (expense)
Interest income	21,946	8,639	8,295
Interest expense	10,712	7,027	8,417

Net interest income (expense)	$11,234	$1,612	$(122)

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

2008 Financial Overview

For the year ended December 31, 2008, net revenues from continuing operations were $134.3 million, compared to $40.1 million for the year ended December 31, 2007. The 235 percent increase in net revenues was driven by increased commissions and principal transactions revenue in Broadpoint’s Descap segment and the addition of the Debt Capital Markets segment, which commenced operations in March 2008. Investment Banking revenue and net interest income also improved in 2008 compared to the prior year. The Company reported a loss from continuing operations of $17.2 million for the year ended December 31, 2008 compared to the Company’s loss from continuing operations of $26.9 million for the year ended December 31, 2007. Loss per diluted share from continuing operations for the year ended December 31, 2008 was $0.25 compared to a loss per diluted share of $0.98 for the year ended December 31, 2007. The Company reported a consolidated net loss of $17.4 million for the year ended December 31, 2008, compared to a consolidated net loss of $19.5 million for the year ended December 31, 2007. The Company recognized a pre-tax gain on the sale of its Municipal Capital Markets division of $7.9 million in 2007 as a component of discontinued operations. Consolidated diluted loss per share for the year ended December 31, 2008 was $0.25 compared to a consolidated loss per diluted share of $0.71 for the year ended December 31, 2007.

Net Revenues

For the year ended December 31, 2008, net revenues from continuing operations were $134.3 million, compared to $40.1 million for the year ended December 31, 2007. Commissions and principal transactions increased $77.7 million to $103.6 million from $25.9 million due to an increase at Broadpoint Descap of $25.9 million and $54.3 million generated by the Debt Capital Markets segment, which commenced operations in March 2008, partially offset by a decrease in Equities of $3.3 million. Investment Banking revenues increased 105 percent or $8.6 million to $16.7 million in 2008. The Investment Banking segment generated $12.9 million in revenues of which $10.2 million were due to its Restructuring and Recapitalization group, which commenced operations in February 2008. In addition, the Debt Capital Markets segment generated $3.3 million in placement fees and the Equities segment generated $0.4 million in investment banking fees for the year. Investment losses primarily associated with the Company’s venture capital subsidiary were $1.1 million compared to investment gains of $2.6 million for 2007. Net interest increased $9.6 million or 597 percent to $11.2 million due to higher inventory levels at Broadpoint Descap and lower financing costs. Fees and other revenues of $3.9 million increased by $2.1 million primarily due to an increase in payments received related to equity research agreements.

Non-Interest Expense

Non-interest expense increased $77.4 million, or 108 percent, to $149.1 million in the year ended December 31, 2008.

Compensation and benefits expense increased 170 percent, or $70.4 million, to $111.7 million in the year ended December 31, 2008 due to an increase in net revenues of 235 percent.

Clearing, settlement, and brokerage costs were $2.8 million representing a decrease of 11 percent in the year ended December 31, 2008 compared to the prior year. The year-over-year decline was primarily due to a decrease in equity trading volume that was partially offset by volume in the Debt Capital Markets segment and increased volume in the Broadpoint Descap segment.

Communications and data processing costs increased $1.4 million or 18 percent in the year ended December 31, 2008 due to the addition of the Debt Capital Markets segment and increased head count at the Broadpoint Descap segment, which offset cost savings initiatives implemented during the year. In addition, a

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

$0.6 million reserve related to services previously utilized by the legacy equities business was established in the third quarter of 2008.

Occupancy and depreciation expense decreased $0.3 million or 5 percent in the year ended December 31, 2008.

Selling expense remained relatively unchanged in the year ended December 31, 2008.

Other expense increased $4.6 million, or 76 percent, for the year ended December 31, 2008. The increase was driven primarily by an increase in legal and settlement expenses.

The Company reported an expense of $2.4 million for federal and state income taxes for the year ended December 31, 2008

2007 Financial Overview

For the year ended December 31, 2007, net revenues from continuing operations were $40.1 million, compared to $72.9 million for the year ended December 31, 2006. An improved performance in investments gain (losses) was overshadowed by a decline in investment banking revenues in the Equities and Investment Banking segments. In addition, commissions and principal transactions revenues in the Equities segment and Descap decreased. $2.7 million in expenses related to the Company’s restructuring costs also negatively impacted the Company’s 2007 results. The Company reported a loss from continuing operations of $26.9 million for the year ended December 31, 2007 compared to the Company’s loss from continuing operations of $46.6 million for the year ended December 31, 2006. Loss per diluted share from continuing operations for the year ended December 31, 2007 was $0.98 compared to a loss per diluted share of $3.08 for the year ended December 31, 2006. The Company reported a consolidated net loss of $19.5 million for the year ended December 31, 2007, compared to a consolidated net loss of $44.0 million for the year ended December 31, 2006. The Company recognized a pre-tax gain on the sale of its Municipal Capital Markets division of $7.9 million in 2007 as a component of discontinued operations. Consolidated diluted loss per share for the year ended December 31, 2007 was $0.71 compared to a consolidated loss per diluted share of $2.90 for the year ended December 31, 2006.

Net Revenues

Net revenues decreased $32.8 million, or 45 percent, to $40.1 million in 2007 led by a decline in investment banking revenue of $18.5 million and principal transactions and commissions revenue of $26.1 million. These losses were partially offset by an investment gain of $2.6 million in 2007 compared to an investment loss of $7.6 million in 2006. A decrease in equity listed commission revenue resulted in a 59 percent decrease in commission revenue. Principal transaction revenue decreased 48 percent due to a decrease in trading volume as a result of declines in customer activities. Net interest income increased $1.7 million for the year ended December 31, 2007 compared to the year ended December 31, 2006, primarily as a result of an improvement in interest rate spreads primarily in the Broadpoint Descap segment.

Non-Interest Expense

Non-interest expense decreased $48.6 million, or 40 percent, to $71.7 million in the year ended December 31, 2007.

Compensation and benefits expense decreased 46 percent, or $35.1 million, to $41.3 million in the year ended December 31, 2007. The decrease was the result of a reduction in other compensation of $22.3 million and salary expense of $8.0 million. The decline in other compensation was directly related to a decrease in net revenue of 45 percent. The decline in salary expense was the result of a 26 percent decrease in average full

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

time headcount. Included in compensation and benefit expense for the year ended December 31, 2007 is $2.4 million relating to the restructuring plan discussed above. The Company completed its restructuring plan to properly size its infrastructure in the third quarter of 2008.

Clearing, settlement, and brokerage costs were $3.1 million representing a decrease of 46 percent in the year ended December 31, 2007 compared to the prior year. The year-over-year decline was primarily due to both a reduction in ECN expense of $1.5 million and transaction fee expense of $0.6 million, as a result of a decrease in NASDAQ trading activity.

Communications and data processing costs decreased $1.4 million or 16 percent in the year ended December 31, 2007. There was a $0.8 million decline in data processing expense and a $0.6 million decrease in market data services expense. Data processing expense was down in equities due to lower trading volumes and additional pricing concessions from the Company’s back-office vendor. A decrease in headcount of 26 percent accounted for the decrease in market data services.

Occupancy and depreciation expense decreased $2.6 million or 28 percent in the year ended December 31, 2007. The decrease was due to expenses related to office consolidations in the year ended December 31, 2006 in which the Company incurred $1.8 million in charges as a result of consolidating its office space in Albany, New York City, Boston and Greenwich, CT along with incurring an additional $0.6 million in costs related to the Company’s additional office space in New York City.

Selling expense increased 4 percent, or $0.1 million, in the year ended December 31, 2007 as a result of a slight increase in travel and entertainment and promotional expenses.

In the year ended December 31, 2006, the Company recorded an impairment of its intangible assets including goodwill relating to Broadpoint Securities of $7.9 million. The Company had no impairment in the year ended December 31, 2007.

Other expense decreased $1.8 million, or 23 percent, for the year ended December 31, 2007. The decrease was driven primarily by a decline in legal expenses of $1.8 million relating to various legal settlements during the year ended December 31, 2006.

The Company reported a benefit for federal and state income taxes of $4.7 million from continuing operations for the year ended December 31, 2007, an increase of $3.9 million from the year ended December 31, 2006. Due to the sale and related discontinuance of the Municipal Capital Markets division, the Company recognized income from discontinued operations for the year ended December 31, 2007 of $7.5 million. The Company had loss from continuing operations and continues to have a full valuation allowance. Under the accounting for income tax rules described in FASB Statement No. 109, the Company must record a benefit in continuing operations to offset tax expense recorded in discontinued operations. The Company recorded tax expense of $4.7 million in discontinued operations for the year ended December 31, 2007.

Business Highlights

For presentation purposes, net revenue within each of the businesses is classified as commissions and principal transactions, investment banking, investment gains (losses), net interest, and other. Commissions and principal transactions includes commissions on agency trades and gain and losses from sales and trading activities. Investment banking includes revenue generated from capital raising transactions of equity and debt securities, fees for strategic advisory, fees for restructuring and recapitalization services and valuations of structured products. Investment gains (losses) reflects gains and losses on the Company’s investment portfolio. Other revenue reflects management fees received from the partnerships the Company manages and research fees. Net interest includes interest income net of interest expense and reflects the effect of funding rates on the

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

Company’s inventory levels. Net revenue presented within each category may differ from that presented in the financial statements as a result of differences in categorizing revenue within each of the revenue line items listed below for purposes of reviewing key business performance.

Equities

	2008	2007	2006
(In thousands of dollars)

Net revenue
Commissions and Principal Transactions	$8,052	$11,381	$33,581
Investment Banking	434	1,039	4,817
Net Interest	8	8	9
Other	2,481	609	32

Total Net Revenue	$10,975	$13,037	$38,439

Pre-Tax Contribution	$(8,997)	$(12,286)	$(8,640)

2008 vs. 2007

Net revenues in Equities decreased $2.1 million or 16 percent to $11.0 million in 2008. In 2008, equities represented 8 percent of consolidated net revenue compared to 33 percent in 2007. Commissions and principal transactions revenue declined due, in part, to a decrease in trading activity and a reduction in Equity trading and sales personnel in anticipation of the Company’s acquisition of Broadpoint AmTech in October. Approximately 54 percent of commissions and principal transactions revenue for the full year was contributed by Broadpoint AmTech in the fourth quarter. Equity Investment Banking revenues decreased 58 percent compared to 2007. In the third quarter of 2008 the Company incurred $4.4 million in costs associated with transitioning the legacy Equity sales and trading operations to the Broadpoint AmTech platform. Closedown costs of approximately $1.8 million related to reserves established for clearing, settlement, and brokerage costs and communications and data processing services the Company had contracts for, and other costs related to compensation and benefits. In addition the legacy Equities business reported an operating loss of $2.6 million.

2007 vs. 2006

Net revenues in equities decreased $25.4 million or 66 percent to $13.0 million in 2007. In 2007, equities represented 33 percent of consolidated net revenue compared to 54 percent in 2006. Equity commissions and principal transactions revenue decreased across all products with net revenue down 67 percent compared to 2006. Compared to 2006, NASDAQ net revenue was down 69 percent to $7.5 million and listed net revenue of $3.8 million represented a 63 percent decrease relative to the prior year. Declines in customer activity and pressure on overall commission rates for both listed and NASDAQ were partially offset by improved trading loss ratios related to Market-making activities in both groups. Investment banking net revenues decreased 78 percent versus the prior year due to lower transaction volume and lower average fees per transaction.

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

Broadpoint Descap

	2008	2007	2006
(In thousands of dollars)

Net revenue
Commissions and Principal Transactions	$41,083	$15,176	$18,146
Investment Banking	110	730	223
Net Interest	9,692	(667)	(794)
Other	31	25	(14)

Total Net Revenue	$50,916	$15,264	$17,561

Pre-Tax Contribution	$21,076	$2,757	$(922)

2008 vs. 2007

Broadpoint Descap net revenue increased 234 percent to $50.9 million in 2008. Commissions and principal transactions revenue increased $25.9 million or 171 percent compared to the prior year due to increased trading volumes and an overall widening of spreads in their markets. Net interest increased by $10.4 million due to decreased funding rates and the allocation of additional capital that was utilized to increase net inventory levels leading to higher interest income. Pre-tax contribution increased $18.3 million or 664 percent due to the increase in net revenues.

2007 vs. 2006

Broadpoint Descap net revenue declined 13 percent to $15.3 million in 2007. Commissions and principal transactions revenue decreased $3.0 million or 16 percent compared to the prior year due to the impact of several large block transactions in the second quarter of 2006. Investment banking revenue increased 227 percent while net interest expense decreased $0.1 million to $0.7 million.

Debt Capital Markets

	2008	2007	2006
(In thousands of dollars)

Net revenue
Commissions and Principal Transactions	$54,311	$—	$—
Investment Banking	3,297	—	—
Net Interest	1,634	—	—
Other	99	—	—

Total Net Revenue	$59,341	$—	$—

Pre-Tax Contribution	$5,887	$—	$—

2008 vs. 2007

The Debt Capital Markets segment commenced operations in March of 2008. The Debt Capital Markets segment provides sales and trading in a broad range of debt securities.

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

Investment Banking

	2008	2007	2006
(In thousands of dollars)

Net revenue
Commissions and Principal Transactions	$—	$(95)	$—
Investment Banking	12,855	6,387	21,594
Net Interest	—	(5)	16
Other	—	—	—

Total Net Revenue	$12,855	$6,287	$21,610

Pre-Tax Contribution	$171	$(1,391)	$12,199

2008 vs. 2007

Investment Banking net revenue increased $6.6 million or 104 percent to $12.9 million in 2008. The revenues generated in 2008 primarily resulted from the activities of the Restructuring and Recapitalization group which commenced operations in February of 2008. The Restructuring and Recapitalization group completed one significant transaction with MatlinPatterson which accounted for 58 percent of 2008 revenues.

2007 vs. 2006

Investment Banking net revenues decreased $15.3 million or 71 percent to $6.3 million versus the prior year due to lower transaction volume and lower average fees per transaction.

Other

	2008	2007	2006
(In thousands of dollars)

Net revenue
Commissions and Principal Transactions	$115	$(567)	$264
Investment Banking	—	(29)	9
Investment Gains/ (Losses)	(1,115)	2,594	(7,602)
Net Interest	(100)	2,276	647
Other	1,314	1,222	1,960

Total Net Revenue	$214	$5,496	$(4,722)

Pre-Tax Contribution	$(32,943)	$(20,705)	$(50,078)

2008 vs. 2007

Other net revenue decreased $5.3 million compared to 2007. Other net revenue was negatively impacted by losses incurred on the valuation of the Company’s investments in Broadpoint’s venture capital subsidiary. For the year ended 2008, net interest expense was $0.1 million compared to net interest income of $2.3 million for 2007 due to an increase in interest expense for the mandatory redeemable preferred stock cash dividend that was partially offset by the FATV management fee for managing the partnership. Pre-tax contribution was negatively impacted by costs associated with the restructuring plan and legal costs.

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

2007 vs. 2006

Net revenue increased $10.8 million compared to 2006 as a result of a change in value related to the Company’s investment portfolio. The improvement in pre-tax contribution was primarily the result of a $10.2 million improvement in investment gains in 2007, a $7.9 million impairment charge in 2006 and $6.8 million in retention expense recognized in 2006. In 2007, the Company incurred an expense of $0.9 million due to compensation and occupancy expenses relating to the movement of the Company’s headquarters.

LIQUIDITY AND CAPITAL RESOURCES

A substantial portion of the Company’s assets are liquid, consisting of cash and assets that have historically been readily convertible into cash such as our securities held in inventory. The majority of these assets are financed by the Company’s clearing agents. The majority of the Company’s securities positions in our trading accounts are readily marketable and actively traded.

The level of assets and liabilities will fluctuate as a result of the changes in the level of positions held to facilitate customer transactions and changes in market conditions.

On September 14, 2007, the Company completed the asset sale to DEPFA Bank plc (“DEPFA”) pursuant to which DEPFA acquired the Municipal Capital Markets Group of the Company’s subsidiary, Broadpoint Capital, in connection with which the Company recognized a pre-tax gain on the sale in the amount of $7.9 million. On September 21, 2007, the Company also closed the investment from MatlinPatterson in which the Company received net proceeds from the sale of common stock of $45.8 million. Pursuant to the Investment Agreement, MatlinPatterson received 41.5 million newly issued shares and two co-investors received a total of 0.5 million newly issued shares which represented approximately 71.7 percent and 0.8 percent, respectively of the issued and outstanding voting power of the Company immediately following the closing of the investment transaction.

On March 5, 2008 the Company completed a $19.7 million investment at $1.70 per share. A fund managed by MAST Capital Management, LLC (“Mast”), a Boston-based investment manager that focuses on special situations debt and equity investment opportunities, led the investment, purchasing 7.1 million of the approximately 11.6 million shares issued.

On June 27, 2008 the Company entered into a Preferred Stock Purchase Agreement with Mast for the issuance and sale of (i) 1,000,000 newly-issued unregistered shares of the Series B Preferred Stock and (ii) a warrant to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $3.00 per share, for an aggregate cash purchase price of $25 million. The Preferred Stock Purchase Agreement and the Series B Preferred Stock include, among other things, certain negative covenants and other rights with respect to the operations, actions and financial condition of the Company and its subsidiaries so long as the Series B Preferred Stock remains outstanding. Cash dividends of 10 percent per annum must be paid quarterly on the Series B Preferred Stock, while an additional dividend of 4 percent per annum accrues and is cumulative, if not otherwise paid quarterly at the option of the Company. The Series B Preferred Stock must be redeemed on or before June 27, 2012 (see Note 14 of the Consolidated Financial Statements).

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

The redemption prices are as follows:

Premium
Date	Call Factor

Prior to and including June 26, 2009	1.07
From June, 27 2009 to December 27, 2009	1.06
From December 28, 2009 to June 27, 2010	1.05
From June 28, 2010 to December 27, 2011	1.04
From December 28, 2011 to June 2012	1.00

In 2007, the Company implemented a restructuring plan to properly size the Company’s infrastructure with its then current level of activity. As a result, the Company incurred approximately $2.7 million in restructuring costs during the fourth quarter of 2007 and incurred an additional $4.3 million in restructuring costs during of 2008. The plan included a reduction in IT and operations support headcount, outsourcing the Company’s clearing operations, and eliminating excess office space. The Company has completed its restructuring plan to properly size its infrastructure.

On November 2, 2007, the Company entered into a Fifth Amendment to Sub-Lease Agreement (the “Albany Fifth Amendment”) with Columbia 677, L.L.C. (the “Albany Landlord”) pursuant to which the Company’s Sub-lease-Agreement with the Landlord dated August 12, 2003 concerning the lease of certain space in the building located at 677 Broadway, Albany, New York (the “Albany Premises”) was amended. The Amendment provided that the Company was to surrender a total of 15,358 square feet (the “Surrender Premises”) of the Albany Premises, a portion at a time, on or before three surrender dates: November 15, 2007, December 15, 2007 and April 1, 2008. If the Company failed to vacate the portion of the Surrender Premises on the applicable surrender dates, it would owe the Landlord $1,667 for each day of such failure. The Company failed to vacate 1,398 square feet of the Surrender Premises by April 1, 2008 and as a result began to incur the daily fee on such date. The Company vacated such portion of the Surrender Premises on April 25, 2008, and paid the Albany Landlord approximately $42,000. In consideration of the Landlord agreeing to the surrender of the Surrender Premises, the Amendment provided that the Company shall pay the Landlord a surrender fee equal to $1,050,000 payable in three installments, all of which were paid as of June 30, 2008.

On June 19, 2008, the Company entered into a Sixth Amendment to Sub-Lease Agreement amending a Sub-Lease Agreement dated August 12, 2003, as previously amended, by and between the Company and the Albany Landlord. Pursuant thereto and on certain conditions specified therein, the parties agreed that Tenant shall be entitled to surrender the entire 12th floor of the Building consisting of 6,805 square feet of space (the “12th Floor Surrender Premises”), reducing Tenant’s rentable square footage of leased property in the Building to 2,953 square feet. The Company vacated the 12th Floor Surrender Premises by June 30, 2008. In consideration therefore the Company paid the Landlord $388,703. This amount is included in Restructuring in the Company’s Statement of Operations.

On June 23, 2008, the Company entered into a Seventh Amendment of Lease (the “NYC Amendment”), amending the Agreement of Lease dated March 21,1996, as previously amended, by and between the Company and One Penn Plaza LLC (“NYC Landlord”), a New York limited liability company, for the lease of certain property located at One Penn Plaza, New York, New York. Pursuant thereto and on certain conditions specified therein, the parties agree that the term of the Lease for all of the premises currently leased by the Company on the 41st Floor and a portion of the premises on the 40th Floor will expire on October 31, 2008, as provided under existing lease terms, but that the term of the Company’s lease of the entire 42nd Floor and the remaining premises on the 40th Floor shall be extended until March 31, 2021, subject to further renewal. Under the NYC Amendment, the NYC Landlord will perform certain base building work, and will also

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

provide a cash contribution of up to $1,582,848 towards the Company’s improvements. At the Company’s election, and pursuant to certain conditions, the Company may elect to convert a portion of such cash contribution (up to $1,000,000) to a rent credit equal to 90 percent of the amount so converted. In connection with the execution and delivery of the Amendment, the Company is required to provide to NYC Landlord a security deposit in the amount of $2,107,490, either as cash or a letter of credit, to secure the performance of the Company’s obligations under the Lease. Under certain conditions, the Company is entitled to reduce the security deposit to $1,208,708 on April 1, 2014. An irrevocable standby letter of credit in favor of the NYC Landlord was issued in the amount of $2,107,490 by the Bank of New York Mellon on behalf of the Company.

On November 18, 2008, the Company entered into a Sublease (the “SF Sublease”), by and between the Company and Jefferies & Company, Inc. (“Subtenant”), a Delaware corporation, for the lease of 19,620 square feet on the 24th floor at the building known as Post Montgomery Center, One Montgomery Tower, San Francisco, California. The subleased premises were originally leased by the Company from Post-Montgomery Associates (the “Master Landlord”) pursuant to an Office Lease dated as of March 31, 2005. The term of the SF Sublease commences on the earlier of (i) April 1, 2009 or (ii) the date Subtenant opens for business in the subleased premises and expires July 30, 2015; however, Subtenant’s obligation to pay rent does not commence until July 1, 2009. Subtenant does not have any right to renew the term of the SF Sublease. In connection with the execution and delivery of the SF Sublease, and pursuant to the terms of a Consent to Sublease, Recognition Agreement and Amendment to Lease, the Company is required to provide to Master Landlord a security deposit in the amount of $338,981 in the form of an irrevocable letter of credit (the “LOC”). Under certain conditions, the Company has the right to reduce the LOC through January 1, 2015. The Company arranged for such a letter of credit in favor of Landlord in the amount of $338,981 issued by The Bank of New York Mellon.

On October 31, 2008, the Company entered into an Office Lease (the “Tower 49 Lease”), by and between the Company and Kato International LLC, (“KATO”) for the lease of 16,000 rental square feet consisting of the 31st floor of 12 East 49th Street, New York, New York 10017. The term of the Lease is for a term of ten years and two months, commencing on November 1, 2008; however, the obligation to pay rent did not commence until January 14, 2009. The Company has a one time right of early termination as of December 31, 2013, upon the payment of a $900,000 early termination fee and notice provided to the KATO not less than fifteen (15) months prior to December 31, 2013. KATO will endeavor to provide notice to the Company if any full floor above the 24th floor becomes available for leasing until September 30, 2012. However, the Company has no option, right of first refusal or other right as to same. In connection with the execution and delivery of the Lease, the Company provided to KATO a security deposit in the amount of $1,324,000.00 in the form of an irrevocable letter of credit. Under certain conditions, the Company has the right to reduce the security deposit by $220,667 on each of July 1, 2010, January 1, 2012 and July 1, 2013, but in no event shall the security deposit be reduced below $662,000. The Company arranged for such a letter of credit in favor of Landlord in the amount of $1,324,000 issued by The Bank of New York Mellon.

On March 3, 2009, the Company announced that it has agreed to acquire Gleacher Partners, an internationally recognized financial advisory boutique best known for advising major companies in mergers and acquisitions. Under the terms of the merger agreement, Broadpoint will pay the selling stockholders of Gleacher Partners $20 million and issue 23 million shares of common stock subject to resale restrictions. MatlinPatterson FA Acquisition LLC, Broadpoint’s majority shareholder, has approved the issuance of the shares of Broadpoint common stock in the transaction. At closing, the Company will change its name to Broadpoint Gleacher Securities Group, Inc. See Part II — Item 9b. Other Information.

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

Short-term Bank Loans and Notes Payable

At December 31, 2007 and December 31, 2008, respectively, the Company had no outstanding short-term bank loans.

During the twelve months ended December 31, 2007, the Company paid the remaining balance of the term loan of $10.6 million related to the acquisition of Broadpoint Securities, Inc. pursuant to an agreement (the “Loan Agreement”) entered into on August 6, 2007 with the Company’s lender and lessor. The Company agreed to repay, upon closing of the DEPFA transaction, obligations equal to 75 percent of the net proceeds received by the Company and upon closing of the MatlinPatterson transaction to pay in full the remaining balance of the loan. On September 14, 2007, upon the close of the DEPFA transaction, the Company made a principal payment of $0.8 million pursuant to the Agreement. On September 21, 2007, upon the close of the MatlinPatterson transaction, the Company paid the remaining $9.8 million balance of the term loan.

Regulatory

As of December 31, 2008, Broadpoint Capital Inc. and Broadpoint AmTech., the Company’s two registered broker-dealer subsidiaries, were in compliance with the net capital requirements of the Securities and Exchange Commission. The net capital rules restrict the amount of a broker-dealer’s net assets that may be distributed. Also, a significant operating loss or extraordinary charge against net capital may adversely affect the ability of the Company’s broker-dealer subsidiaries to expand or even maintain their present levels of business and the ability to support the obligations or requirements of the Company. As of December 31, 2008, Broadpoint Capital had net capital of $26.3 million, which exceeded minimum net capital requirements by $26.1 million, while Broadpoint AmTech had net capital of $1.4 million, which exceeded minimum net capital requirements by $1.1 million. Broadpoint Capital had been required and did report the level of its net capital to its FINRA representative on a weekly basis. During the third quarter of 2008, Broadpoint Capital was relieved from reporting these amounts to its FINRA representative on such basis.

Derivatives

The Company utilizes various economic hedging strategies to actively manage its market, credit and liquidity exposures. The Company also may purchase and sell securities on a when-issued basis. At December 31, 2008, the Company had no outstanding underwriting commitments, had not purchased or sold any securities on a when-issued basis, and had entered into sale agreements on to-be-announced (“TBA”) mortgage-backed securities in the amount of $151.2 million and purchase agreements in the amount of $5.1 million.

Investments and Commitments

As of December 31, 2008, the Company had a commitment to invest up to an additional $1.3 million in the Partnership. The investment period expired in July 2006, however, the general partner of the Partnership, FATV GP LLC (the “General Partner”), may continue to make capital calls up through July 2011 for additional investments in portfolio companies and for the payment of management fees. The Company intends to fund this commitment from operating cash flow. The Partnership’s primary purpose is to provide investment returns consistent with risks of investing in venture capital. In addition to the Company, certain other limited partners of the Partnership are officers or directors of the Company. The majority of the commitments to the Partnership are from non-affiliates of the Company.

The General Partner is responsible for the management of the Partnership, including among other things, making investments for the Partnership. The members of the General Partner are George McNamee, a Director of the Company, Broadpoint Enterprise Funding, Inc., a wholly-owned subsidiary of the Company, and certain

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

other employees of FATV. Subject to the terms of the partnership agreement, under certain conditions, the General Partner is entitled to share in the gains received by the Partnership in respect of its investment in a portfolio company.

As of December 31, 2008, the Company had an additional commitment to invest up to $0.1 million in (EIF). The investment period expired in July 2006, but the General Partner may continue to make capital calls up through July 2011 for additional investments in portfolio companies and for the payment of management fees. The Company anticipates that this will be funded by the Company through operating cash flow.

On April 30, 2008, the Company entered into a Transition Agreement (the “Transition Agreement”) with FATV, FA Technology Holding, LLC (“NewCo”), Mr. McNamee, and certain other employees of FATV (such individuals, collectively, the “FATV Principals”), to effect a restructuring of the investment management arrangements relating to the Partnership, and the formation of FA Technology Ventures III, L.P., a new venture capital fund (“Fund III”). This restructuring will result in FATV ceasing to advise the Partnership and the creation of a new investment advisory company (NewCo). Fund III will be sponsored and managed by NewCo (which is independent of the Company and owned by certain of the FATV Principals) and its subsidiaries. The Company’s Audit Committee approved of the Transactions pursuant to its Related Party Transactions Policy.

Concurrent with the first closing of Fund III (the “Trigger Date”), FATV will assign all of its rights, interest, obligations and liabilities as investment advisor to the Partnership to NewCo. FATV will continue to operate consistent with current practice (operations, staffing and expenses) for the purpose of performing its duties to the Partnership and the Company will provide funding for such operations through the date that is the earlier to occur of (i) the Trigger Date and (ii) December 31, 2008.

Pursuant to the Transition Agreement, and subject to certain conditions, the Company will make a capital commitment of $10 million to Fund III (the “Broadpoint Commitment”) at the first closing of Fund III at which the total commitments to Fund III (excluding the Broadpoint Commitment) exceed a threshold amount. If such threshold is not met at the first closing, the Broadpoint commitment shall be made at the closing at which the threshold is met; provided that if such threshold is not reached by June 30, 2009, the Company’s obligation to make the Broadpoint Commitment shall terminate. The Company will also receive an equity interest in the general partner of Fund III, subject to the making of the Broadpoint Commitment. In addition, the Company will have the right to receive additional compensation for capital commitments made to Fund III from certain investors introduced by its affiliates.

It is also contemplated that, on the Trigger Date, each of the FATV Principals will resign from FATV and/or the Company, as the case may be. The Company has also agreed to assign to NewCo the name “FA Technology.”

Although the Transition Agreement provides that the Company was no longer obligated, as of January 1, 2009, to fund expenses related to operations and staffing of the existing fund, or expenses related to organization and marketing of Fund III, the Company has continued to fund such expenses. The Transition Agreement provides that if the first closing of Fund III does not occur on or before March 31, 2009, the parties’ rights and obligations under the Transition Agreement shall automatically terminate, except as follows: (a) certain nonsolicitation obligations of the FATV Principals shall continue and (b) upon the initial closing of any subsequent venture capital fund sponsored by NewCo or any 4 of the 6 FATV Principals before June 30, 2009, NewCo or such FATV Principals shall cause NewCo or such subsequent fund to reimburse the Company for any expenses related to the organization and marketing of Fund III funded by the Company.

Contingent Consideration

On May 14, 2004, the Company acquired 100 percent of the outstanding common shares of Descap Securities Inc., subsequently known as Broadpoint Securities. Per the stock purchase agreement, the sellers

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

were to receive future contingent consideration based on the following: For each of the three years ending May 31, 2005, May 31, 2006 and May 31, 2007, if Broadpoint Securities’ Pre-Tax Net Income (exclusive of certain intercompany charges, as defined) (i) is greater than $10 million, The Company was to pay to the sellers an aggregate amount equal to fifty percent (50%) of Broadpoint Securities’ Pre-Tax Net Income for such period or (ii) is equal to or less than $10 million, the Company was to pay them an aggregate amount equal to forty percent (40%) of Broadpoint Securities’ Pre-Tax Net Income for such period. Based upon Broadpoint Securities’ Pre-Tax Net Income from June 1, 2004 through May 31, 2005, $2.2 million on contingent consideration was paid to the Sellers and from June 1, 2005 through May 31, 2006, $1.0 million of contingent consideration was paid to the Sellers on May 29, 2008. Based upon Broadpoint Securities’ Pre-Tax Net Income from June 1, 2006 to May 31, 2007, no contingent consideration was payable to the Sellers for this period.

On October 2, 2008 the Company acquired 100 percent of the outstanding common shares of American Technology Research Holdings, Inc. (“AmTech”), subsequently known as Broadpoint AmTech. Per the stock purchase agreement, the sellers were to receive future contingent consideration consisting of approximately 100 percent of the profits earned by Broadpoint AmTech in the fourth quarter of fiscal year 2008 and all of fiscal years 2009, 2010 and 2011, up to an aggregate of $15 million in profits. The Sellers also will have the right to receive earn-out payments consisting of 50 percent of such profits in excess of $15 million. All such earn-out payments will be paid 50 percent in cash and, depending on the recipient thereof, either 50 percent in Company common stock, which will be subject to transfer restrictions that will lapse ratably over the three years following issuance, or 50 percent in restricted stock from the Incentive Plan, subject to vesting based on continued employment with Broadpoint AmTech. Based on the profits earned by Broadpoint AmTech in the fourth quarter of fiscal year 2008, $0.9 million of contingent consideration has been accrued at December 31, 2008.

Contingent Liabilities

On September 14, 2007, the Company consummated the sale of the Municipal Capital Market Group of its subsidiary, Broadpoint Capital, Inc. to DEPFA. In connection with such sale, the Company recognized a pre-tax gain on sale in the amount of $7.9 million. Pursuant to the asset purchase agreement, the Company was required to deliver an estimate of the accrued bonuses at closing and a final accrued bonus calculation thirty days following closing. The Company accrued the bonus consistent with the asset purchase agreement. All items arising from the sale of the Municipal Capital Markets Group were reflected in the Gain on Sale of Discontinued Operations. This includes the closing bonuses paid to employees and the reversal of restricted stock and deferred cash amortization as a result of the employees’ termination of employment. On October 30, 2007, DEPFA provided the Company notice that it was exercising its option pursuant to the agreement to appoint an independent accounting firm to conduct a special audit of the final accrued bonus amount. On June 26, 2008, DEPFA provided the Company notice that it was withdrawing its dispute of the final accrued bonus amount.

Legal Proceedings

From time to time the Company and its subsidiaries are involved in legal proceedings or disputes. (See Part I — Item 3 — Legal Proceedings). An adverse result or development in respect of these matters, whether in settlement or as a result of litigation or arbitration, could materially adversely affect the Company’s consolidated financial condition, results of operations, cash flows and liquidity.

In addition, the securities industry is highly regulated. The Company is subject to both routine and unscheduled regulatory examinations of our business and investigations of securities industry practices by governmental agencies and self-regulatory organizations. In recent years securities firms have been subject to

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

increased scrutiny and regulatory enforcement activity. Regulatory investigations can result in substantial fines being imposed on the Company. Periodically the Company receives inquiries and subpoenas from the SEC, state securities regulators and self-regulatory organizations. The Company does not always know the purpose behind these communications or the status or target of any related investigation. The Company’s responses to these communications have in the past resulted in its being cited for regulatory deficiencies, although to date these communications have not had a material adverse effect on its business.

Intangible Assets and Goodwill

Intangible assets consist predominantly of customer related intangibles and goodwill related to the acquisitions of Broadpoint Securities, Broadpoint AmTech, and the Debt Capital Markets Group. These intangible assets were allocated to the reporting units within Broadpoint Securities Group, Inc. pursuant to SFAS No. 142, “Goodwill and Other Intangible Assets.” Goodwill represents the excess cost of a business acquisition over the fair value of the net assets acquired. In accordance with SFAS No. 142, indefinite-life intangible assets and goodwill are not amortized. The Company reviews its goodwill in order to determine whether its value is impaired on an annual basis. In addition to annual testing, goodwill is also tested for impairment at the time of a triggering event requiring re-evaluation, if one were to occur. Goodwill is impaired when the carrying amount of the reporting unit exceeds the implied fair value of the reporting unit. When available, the Company uses recent, comparable transactions to estimate the fair value of the respective reporting units. The Company calculates an estimated fair value based on multiples of revenues, earnings and book value of comparable transactions. However, when such comparable transactions are not available or have become outdated, the Company uses Income and Market approaches to determine fair value of the reporting unit. The Income approach applies a discounted cash flow analysis based on management’s projections, while the Market approach analyzes and compares the operating performance and financial condition of the reporting unit with those of a group of selected publicly-traded companies that can be used for comparison. However, changes in current circumstances or business conditions could result in an impairment of goodwill. As required the Company will continue to perform impairment and goodwill testing on an annual basis or when an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount.

As of December 31, 2008, $23.3 million of goodwill and $8.2 million of amortizable customer intangibles have been recorded on Broadpoint Securities Group, Inc.’s financial statements. As a result of annual impairment testing, the goodwill related to the acquisition of Broadpoint Securities Inc. was determined not to be impaired. In 2007, as a result of the annual impairment testing, the goodwill related to the acquisition of Broadpoint Securities, Inc. was determined not to be impaired.

Tax Valuation Allowance

At December 31, 2008, the Company had a valuation allowance of $24.7 million compared to $27.0 million at December 31, 2007. The valuation allowance was established as a result of weighing all positive and negative evidence, including the Company’s history of cumulative losses over at least the past three years and the difficulty of forecasting future taxable income. As a result, the Company does not anticipate that the payment of future taxes will have a significant negative impact on its liquidity and capital resources. See Note 17 of the Consolidated Financial Statements.

OFF-BALANCE SHEET ARRANGMENTS

Information concerning the Company’s off balance sheet arrangements are included in the Contractual Obligations section which follows. Except as set forth in such section, the Company has no off-balance sheet arrangements.

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

CONTRACTUAL OBLIGATIONS

The following table sets forth these contractual obligations by fiscal year:

	Total	2009	2010	2011	2012	2013	Thereafter	All Others
(In thousands of dollars)

Operating leases (net of sublease rental income)(1)	66,426	5,700	6,159	5,908	5,865	5,932	36,862	—
Partnership and employee investment funds commitments(2)	1,400	1,400	—	—	—	—	—	—
Partnership transition commitment(3)	10,000	10,000	—	—	—	—	—	—
Mandatory Redeemable Preferred Stock(4)	37,484	2,500	2,500	2,500	29,984	—	—	—
Subordinated debt(5)	1,662	465	287	108	207	185	410	—
Liabilities from unrecognized tax benefits(6)	3,600	—	—	—	—	—	—	3,600

Total	$120,572	$20,065	$8,946	$8,516	$36,056	$6,117	$37,272	$3,600

(1)	The Company’s headquarters and sales offices, and certain office and communication equipment, are leased under non-cancelable operating leases, certain of which contain escalation clauses and which expire at various times through 2021(see Note 13 to the Consolidated Financial Statements.)

(2)	The Company has a commitment to invest in FA Technology Ventures L.P. (the “Partnership”) and an additional commitment to invest in funds that invest in parallel with the Partnership (see “Note 13 to the Consolidated Financial Statements”).

(3)	In connection with the Transition Agreement the Company entered into with FATV, FA Technology Holding, LLC, and the FATV Principals, the Company has a commitment to invest $10 million in Fund III, subject to certain conditions (see Note 13 to the Consolidated Financial Statements).

(4)	In connection with the Series B Preferred Stock Purchase Agreement on and effective June 27, 2008, the holders of Series B Preferred Stock are entitled to receive cash dividend of 10 percent per annum, payable quarterly, as well as dividends at rate of 4 percent per annum which accrue and are cumulative, if not otherwise paid quarterly at the option of the Company. The Company is required to redeem all of the Series B Preferred Stock on or before June 27, 2012 at the Redemption Price. (see Note 14 to the Consolidated Financial Statements.)

(5)	A select group of management and highly compensated employees are eligible to participate in the Broadpoint Securities Group, Inc. Deferred Compensation Plan for Key Employees (the “Key Employee Plan”). The employees enter into subordinate loans with the Company to provide for the deferral of compensation and employer allocations under the Key Employee Plan. The accounts of the participants of the Key Employee Plan are credited with earnings and/or losses based on the performance of various investment benchmarks selected by the participants. Maturities of the subordinated debt are based on the distribution election made by each participant, which may be deferred to a later date by the participant. As of February 28, 2007, the Company no longer permits any new amounts to be deferred under the Key Employee Plan.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

(6)	At December 31, 2008, the Company had a reserve for unrecognized tax benefits including related interest of $3.6 million. The Company is unable at this time to estimate the periods in which potential cash outflows relating to these liabilities would occur because the timing of the cash flows are dependent upon audit by the relevant taxing authorities. The Company presently has an ongoing audit with the State of New York. Management does not expect any significant change in unrecognized tax benefits in the next twelve months.

CRITICAL ACCOUNTING POLICIES

The following is a summary of the Company’s critical accounting policies. For a full description of these and other accounting policies, see Note 1 of the Consolidated Financial Statements. The Company believes that of its significant accounting policies, those described below involve a high degree of judgment and complexity. These critical accounting policies require estimates and assumptions that affect the amounts of assets, liabilities, revenues and expenses reported in the consolidated financial statements. Due to their nature, estimates involve judgment based upon available information. Actual results or amounts could differ from estimates and the difference could have a material impact on the consolidated financial statements. Therefore, understanding these policies is important in understanding the reported results of operations and the financial position of the Company.

Valuation of Securities and Other Assets

Substantially all financial instruments are reflected in the consolidated financial statements at fair value or amounts that approximate fair value, including cash, securities purchased under agreements to resell, securities owned, investments and securities sold but not yet purchased. Unrealized gains and losses resulting from valuing investments at market value or fair value as determined by management are included as revenues from investment gains (losses). Proprietary securities transactions in regular-way trades are recorded on the trade date, as if they had settled. Profit and loss arising from all securities transactions entered into for the account and risk of the Company are recorded on a trade date basis. Customers’ securities transactions are reported on a settlement date basis with related commission income and expenses reported on a trade date basis. Equity securities owned and equity securities sold, but not yet purchased are comprised of United States equity securities and are valued at market value based on quoted market prices. Fixed income securities owned and fixed income securities sold but not yet purchased, are valued using a variety of inputs, including observable market inputs when available. The Company utilizes observable market factors in determining fair value, Management also utilizes benchmark yields, reported trades for comparable trade sizes, issuer spreads, two sided markets, benchmark securities, bids and offers. These inputs relate either directly to the financial asset being evaluated or indirectly to a similar security (for example, another bond of the same issuer or a bond of a different issuer in the same industry with similar maturity, terms and conditions). Additionally for certain mortgage backed securities, management also considers various characteristics such as issuer, underlying collateral, prepayment speeds, cash flows and credit ratings. Management considers these pricing methodologies consistent with the assumptions made by other market participants in valuing similar financial assets. For investments in illiquid and privately held securities that do not have readily determinable fair values, the Company’s estimate of fair value is generally reflected as our original cost basis unless the investee has raised additional debt or equity capital, and we believe that such a transaction, taking into consideration differences in the terms of securities, is a better indicator of fair value; or we believe the fair value is less than our original cost basis. All of our investments are evaluated quarterly for changes in fair value. Factors that have an impact on our analysis include subjective assessments about a fair market valuation of the investee, including but not limited to assumptions regarding the expected future financial performance of the investee and our assessment of the future prospects of the investee’s business model. Securities owned and investments

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

include, at December 31, 2008 and 2007, $15.4 million and $16.9 million, respectively, of private equity securities related to the venture capital funds managed by FATV.

Intangible Assets and Goodwill

Intangible assets consist predominantly of customer related intangibles and goodwill related to the acquisitions of Broadpoint Securities, Broadpoint AmTech, and the Debt Capital Markets Group. These intangible assets were allocated to the reporting units within Broadpoint Securities Group, Inc. pursuant to SFAS No. 142, “Goodwill and Other Intangible Assets.” Goodwill represents the excess cost of a business acquisition over the fair value of the net assets acquired. In accordance with SFAS No. 142, indefinite-life intangible assets and goodwill are not amortized. The Company reviews its goodwill in order to determine whether its value is impaired on an annual basis. In addition to annual testing, goodwill is also tested for impairment at the time of a triggering event requiring re-evaluation, if one were to occur. Goodwill is impaired when the carrying amount of the reporting unit exceeds the implied fair value of the reporting unit. When available, the Company uses recent, comparable transactions to estimate the fair value of the respective reporting units. The Company calculates an estimated fair value based on multiples of revenues, earnings and book value of comparable transactions. However, when such comparable transactions are not available or have become outdated, the Company uses Income and Market approaches to determine fair value of the reporting unit. The Income approach applies a discounted cash flow analysis based on management’s projections, while the Market approach analyzes and compares the operating performance and financial condition of the reporting unit with those of a group of selected publicly-traded companies that can be used for comparison. However, changes in current circumstances or business conditions could result in an impairment of goodwill. As required the Company will continue to perform impairment and goodwill testing on an annual basis or when an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount Intangible assets are tested for impairment whenever events or circumstance suggest that the carrying amount of an asset is not recoverable and the carrying amount exceeds the fair value of the intangible asset.

Contingent Liabilities

The Company is subject to contingent liabilities, including judicial, regulatory and arbitration proceedings, tax and other claims. The Company records reserves related to legal and other claims in “accrued expenses.” The determination of these reserve amounts requires significant judgment on the part of management. Management considers many factors including, but not limited to: the amount of the claim; the amount of the loss, if any incurred by the other party, the basis and validity of the claim; the possibility of wrongdoing on the part of the Company; likely insurance coverage; previous results in similar cases; and legal precedents and case law. Each legal proceeding is reviewed with counsel in each accounting period and the reserve is adjusted as deemed appropriate by management. Any change in the reserve amount is recorded in the consolidated financial statements and is recognized as a charge/credit to earnings in that period. The assumptions of management in determining the estimates of reserves may prove to be incorrect, which could materially affect results in the period the claims are ultimately resolved.

Refer to Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Consideration” for details on the liability for contingent consideration related to the acquisition of Descap and Broadpoint AmTech.

Risks and Uncertainties

The Company also records reserves or allowances for doubtful accounts related to receivables. Receivables at the broker/dealers are generally collateralized by securities owned by the brokerage clients. Therefore,

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

when a receivable is considered to be impaired, the amount of the impairment is generally measured based on the fair value of the securities acting as collateral, which is measured based on current prices from independent sources such as listed market prices or broker/dealer price quotations.

The Company also makes loans to employees for recruiting and retention purposes. The Company provides for a specific reserve on these receivables if the employee is no longer associated with the Company and it is determined that it is probable the amount will not be collected. At December 31, 2008, the receivable from employees for recruiting and retention purposes was $3.9 million.

Income Taxes

Income tax expense is recorded using the asset and liability method. Deferred tax assets and liabilities are recognized for the expected future tax consequences attributable to temporary differences between amounts reported for income tax purposes and financial statement purposes, using current tax rates. A valuation allowance is recognized if it is anticipated that some or all of a deferred tax asset will not be realized.

The Company must assess the likelihood that its deferred tax assets will be recovered from future taxable income and, to the extent that the Company believes that recovery is not likely, it must establish a valuation allowance. Significant management judgment is required in determining any valuation allowance recorded against our net deferred tax assets. The Company has recorded a valuation allowance as a result of uncertainties related to the realization of its net deferred tax asset, at December 31, 2008, of approximately $24.7 million.

Significant judgment is required in determining income tax provisions under Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes” (SFAS No. 109) and in evaluating uncertain tax positions. The Company recognizes tax benefits from uncertain tax positions only when positions meet the minimum probability threshold, as defined by FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), which is a tax position that is more likely than not to be sustained upon examination by the applicable taxing authority. In the normal course of business, the Company and its subsidiaries are examined by various federal, state and foreign tax authorities. The Company regularly assesses the potential outcomes of these examinations and any future examinations for the current or prior years in determining the adequacy of the Company’s provision for income taxes. The Company presently has an ongoing audit with the State of New York.

In the event actual results differ from these estimates or we adjust these estimates in future periods, we may need to adjust our valuation allowance which could materially impact our financial position and results of operations.

The Company’s continuing practice is to recognize interest and penalties related to income tax matters as a component of income tax.

Securities Issued for Services

Options:  The Company granted incentive and nonqualified stock options periodically to certain employees. The options are granted at an exercise price equal to the fair value of the underlying shares at the date of grant, they generally vest over a maximum of 5 years following the date of grant, and they have a term of six to ten years. Effective January 1, 2006, the Company adopted FAS 123(R).

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

Additional information related to stock options is presented in Note 16 in the Consolidated Financial Statements.

Restricted Stock Awards/Restricted Stock Units:  Restricted stock awards under the plan have been valued at the market value of the Company’s common stock as of the grant date and are amortized over the period in which the restrictions are outstanding, which is typically 3-5 years. The Company’s 2007 Incentive Compensation Plan (the “Incentive Plan”) also allows for grants of restricted stock units. Restricted stock units give a participant the right to receive fully vested shares at the end of a specified deferral period. Restricted stock units are generally subject to forfeiture conditions similar to those of the Company’s restricted stock awards granted under its other stock incentive plans historically. One advantage of restricted stock units, as compared to restricted stock, is that the period during which the award is deferred as to settlement can be extended past the date the award becomes non-forfeitable, allowing a participant to hold an interest tied to common stock on a tax deferred basis. Prior to settlement, restricted stock units carry no voting or dividend rights associated with the stock ownership.

NEW ACCOUNTING STANDARDS

In March 2008, the FASB issued FASB 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FASB 161”). FASB 161 amends and expands the disclosure requirements of FASB 133, “Accounting for Derivative Instruments and Hedging Activities”, and requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair values and amounts of gains and losses on derivative contracts and disclosures about credit-risk-related contingent features in derivative agreements. FASB 161 is effective for the fiscal years and interim periods beginning after November 15, 2008. Since FASB 161 requires additional disclosures concerning derivatives and hedging activities, the adoption of FASB 161 will not affect the Company’s consolidated statement of financial condition and results of operations.

In April of 2008, the FASB issued FSP 142-3, “Determination of the Useful Life of Intangible Assets” (FSP 142-3). FSP 142-3 is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected cash flows used to measure the fair value of the asset. The effective date for FSP 142-3 is for fiscal years beginning after December 15, 2008. The Company is currently assessing the impact of FSP No. 142-3 on the consolidated statement of financial condition and results of operations.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS No. 162). SFAS No. 162 sets forth the level authority attributed to a given accounting pronouncement. SFAS No. 162 contains no specific disclosure requirements. The effective date for implementation has yet to be determined.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Contracts” (SFAS No. 163). SFAS No. 163 requires disclosure of insurance enterprise’s risk-management activities. The effective date for SFAS No. 163 is for fiscal years beginning after December 15, 2008. SFAS No. 163 is not applicable to the Company.

In June 2008, FASB issued EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (EITF 03-06-1). EITF 03-06-1 applies to the calculation of earnings per share under FASB No. 128 “Earnings Per Share” for share-based payment awards with rights to dividends or dividend equivalents. Unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method. The effective date for EITF 03-6-1 is for fiscal years beginning after December 15, 2008. The Company is currently assessing the impact of EITF 03-6-1 on the consolidated statement of financial condition and results of operations.

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for that Asset is not Active” (“FSP FAS 157-3”). FSP FAS 157-3 is consistent with the joint press release the FASB issued with the Securities and Exchange Commission on September 30, 2008, which provides general clarification guidance on determining fair value under FASB 157 when markets are inactive. FSP FAS 157-3 specifically addresses the use of judgment in determining whether a transaction in a dislocated market represents fair value, the inclusion of market participant risk adjustments when an entity significantly adjusts observable market data based on unobservable inputs, and the degree of reliance to be placed on broker quotes or pricing services. FSP FAS 157-3 was effective October 10, 2008 and is not expected to have a material affect on our consolidated financial statements.

In December 2007, the FASB issued FASB 141 (revised 2007), Business Combinations (“FASB 141R”). Under FASB 141R, an entity is required to recognize the assets acquired, liabilities assumed, contractual contingencies and contingent consideration measured at their fair value at the acquisition date for any business combination consummated after the effective date. It further requires that acquisition-related costs are to be recognized separately from the acquisition and expensed as incurred. This statement is effective for financial statements issued for fiscal years beginning after December 15, 2008. Accordingly, we will apply the provisions of FASB 141R to business combinations occurring after January 1, 2009. Adoption of FASB 141R will not affect our consolidated financial statements, but may have an effect on accounting for future business combinations. One exception to the prospective application of SFAS 141R relates to accounting for income taxes associated with business combinations that closed prior to January 1, 2009. Once the purchase accounting measurement period closes for these acquisitions, any further adjustments to any valuation allowances or liabilities for uncertain tax positions recorded as part of these business combinations will impact income tax expense.

In December 2007, the FASB issued FASB 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51 (“FASB 160”). FASB 160 requires an entity to clearly identify and present ownership interests in subsidiaries held by parties other than the entity in the consolidated financial statements within the equity section but separate from the entity’s equity. It also requires the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the Consolidated Statement of Earnings; changes in ownership interest be accounted for similarly, as equity transactions; and when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary and the gain or loss on the deconsolidation of the subsidiary be measured at fair value. This statement is effective for financial statements issued for fiscal years beginning after December 15, 2008 and shall be applied prospectively, except for the presentation and disclosure requirements, which shall be applied retrospectively for all periods presented and is not expected to have a material affect on our consolidated financial statements.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities (“FSP FAS 140-4 and FIN 46(R)-8”). FSP FAS 140-4 and FIN 46(R)-8 require public entities to provide additional disclosures about transfers of financial assets and require public enterprises to provide additional disclosures about their involvement with variable interest entities. FSP FAS 140-4 and FIN 46(R)-8 were adopted for our year end consolidated financial statements as of December 31, 2008 and did not affect our financial condition, results of operations or cash flows as they requires only additional disclosures.

Item 7A.	Quantitative and Qualitative Disclosures about Market Risk

MARKET RISK

Market risk generally represents the risk of loss that may result from the potential change in the value of a financial instrument as a result of fluctuations in interest rates and equity prices, changes in the implied

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

volatility of interest rates and equity prices and also changes in the credit ratings of either the issuer or its related country of origin. Market risk is inherent to both derivative and non-derivative financial instruments, and accordingly, the scope of the Company’s market risk management procedures extends beyond derivatives to include all market-risk-sensitive financial instruments. The Company’s exposure to market risk is directly related to its role as a financial intermediary in customer-related transactions and to its proprietary trading.

The Company trades U.S. Treasury bills, notes, and bonds; U.S. Government agency notes and bonds; mortgage-backed securities, and corporate obligations. The Company is also an active market maker in the NASDAQ equity markets. In connection with these activities, the Company may be required to maintain inventories in order to facilitate customer transactions. In connection with some of these activities, the Company attempts to mitigate its exposure to such market risk by entering into economic hedging transactions, which may include U.S. Government and federal agency securities and TBA’s.

The following table categorizes the Company’s market risk sensitive financial instruments by type of security and maturity date, if applicable (equity securities and other investments with no maturity are being shown in the table under 2009). The fair value of securities are shown net of long and short positions.

	2009	2010	2011	2012	2013	Thereafter	Total
	(In thousands of dollars)

Fair value of securities
Corporate bonds	$6,428	$100	$6,075	$2,682	$10,086	$46,210	$71,581
State and municipal bonds	1	—	—	—	—	4	5
US Government and federal agency obligations	184	(3,047)	1,128	967	(9,700)	541,687	531,219

Subtotal interest rate sensitive financial instruments	6,613	(2,947)	7,203	3,649	386	587,901	602,805

Equity securities	739	—	—	—	—	—	739
Investments(1)	14,321	—	—	—	—	—	14,321
Other	50	—	—	—	—	—	50

Fair value of securities	$21,723	$(2,947)	$7,203	$3,649	$386	$587,901	$617,915

Notional amount of derivatives(2)	—	—	—	—	—	(145,331)	(145,331)

Fair value of interest rate sensitive financial instruments and notional amount of derivatives	$21,723	$(2,947)	$7,203	$3,649	$386	$442,570	$472,584

(1)	Investments exclude the consolidation of the Employee Investment Fund in the amount of $1.1 million (see Note 7 to the Consolidated Financial Statements).

(2)	TBA contracts have a maturity of two to three months. The underlying mortgage pools maturity is shown in the table.

The following is a discussion of the Company’s primary market risk exposures as of December 31, 2008, including a discussion of how those exposures are currently managed.

Interest Rate Risk

Interest rate risk is a consequence of maintaining inventory positions and trading in interest-rate-sensitive financial instruments. These financial instruments include corporate debt securities, mortgage-backed and asset-backed securities, government securities and government agency securities. In connection with trading

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

activities, the Company exposes itself to interest rate risk, arising from changes in the level or volatility of interest rates or the shape and slope of the yield curve. The Company’s fixed income activities also expose it to the risk of loss related to changes in credit spreads. Our exposure to residential mortgage-backed agency securities is reduced through the forward sale of such TBA contracts as represented by the notional amount of derivatives.

A sensitivity analysis has been prepared to estimate the Company’s exposure to interest rate risk of its net inventory positions. The fair market value of these securities included in the Company’s inventory at December 31, 2008 was $602.8 million and $111.2 million at December 31, 2007. Interest rate risk is estimated as the potential loss in fair value resulting from a hypothetical one-half percent increase in interest rates. At December 31, 2008, the potential change in fair value using a yield to maturity calculation and assuming this hypothetical change, was $31.9 million and at December 31, 2007 it was $5.8 million. The actual risks and results of such adverse effects may differ substantially.

Equity Price Risk

The Company does not currently make markets in equity securities, but is exposed to equity price risk to the extent it holds equity securities in inventory. Equity price risk results from changes in the level or volatility of equity prices, which affect the value of equity securities or instruments that derive their value from a particular stock. The Company attempts to reduce the risk of loss inherent in its inventory of equity securities by monitoring those security positions throughout each day.

Marketable equity securities included in the Company’s inventory, which were recorded at a fair value of $0.7 million in securities owned at December 31, 2008 and $4.1 million in securities owned at December 31, 2007, have exposure to equity price risk. This risk is estimated as the potential loss in fair value resulting from a hypothetical 10 percent adverse change in prices quoted by stock exchanges and amounts to $0.1 million at December 31, 2008 and $0.4 million at December 31, 2007. The Company’s investment portfolio excluding the consolidation of the Employee Investment Fund (see Note 7 to the Consolidated Financial Statements) at December 31, 2008 and 2007, had a fair market value of $14.3 million and $15.4 million, respectively. Equity price risk is also estimated as the potential loss in fair value resulting from a hypothetical 10 percent adverse change in equity security prices or valuations and for the Company’s investment portfolio excluding the consolidation of the Employee Investment Funds amounted to $1.4 million at year-end 2008 and $1.5 million at year-end 2007. There can be no assurance that the Company’s actual losses due to its equity price risk will not exceed the amounts indicated above. The actual risks and results of such adverse effects may differ substantially.

Prepayment Risk

Prepayment risk, which is related to the interest rate risk, arises from the possibility that the rate of principal repayment on mortgages will fluctuate, affecting the value of mortgage-backed securities. Prepayments are the full or partial repayment of principal prior to the original term to maturity of a mortgage loan and typically occur due to refinancing of mortgage loans. Prepayment rates on mortgage-related securities vary from time to time and may cause changes in the amount of the Company’s net interest income and the effectiveness of TBA economic hedging. Prepayments of adjustable-rate mortgage loans usually can be expected to increase when mortgage interest rates fall below the then-current interest rates on such loans and decrease when mortgage interest rates exceed the then-current interest rate on such loans, although such effects are not predictable. Prepayment experience also may be affected by the conditions in the housing and financial markets, general economic conditions and the relative interest rates on fixed-rate and adjustable-rate mortgage loans underlying mortgage-backed securities. The purchase prices of mortgage-backed securities are generally based upon assumptions regarding the expected amounts and rates of prepayments.

BROADPOINT SECURITIES GROUP, INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS — (Continued)

CREDIT RISK

The Company is engaged in various trading and brokerage activities whose counter parties primarily include broker-dealers, banks, and other financial institutions. In the event counter parties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the credit worthiness of the counter party or issuer of the instrument. The Company seeks to control credit risk by following an established credit approval process, monitoring credit limits, and requiring collateral where it deems appropriate.

The Company purchases debt securities and may have significant positions in its inventory subject to market and credit risk. In order to control these risks, security positions are monitored on at least a daily basis. Should the Company find it necessary to sell such a security, it may not be able to realize the full carrying value of the security due to the size of the position sold.

The Company’s affiliates’ customers’ and principal securities transactions are cleared through third party clearing agreements on a fully disclosed basis. Under these agreements, the clearing agents settle these transactions on a fully disclosed basis, collect margin receivables related to these transactions, monitor the credit standing and required margin levels related to these customers and, pursuant to margin guidelines, require the customer to deposit additional collateral with them or to reduce positions, if necessary.

In the normal course of business the Company guarantees certain service providers, such as clearing and custody agents, trustees, and administrators, against specified potential losses in connection with their acting as an agent of, or providing services to, the Company or its affiliates. The maximum potential amount of future payments that the Company could be required to make under these indemnifications cannot be estimated. However, the Company believes that it is unlikely it will have to make material payments under these arrangements and has not recorded any contingent liability in the consolidated financial statements for these indemnifications.

OPERATING RISK

Operating risk is the potential for loss arising from limitations in the Company’s financial systems and controls, deficiencies in legal documentation and the execution of legal and fiduciary responsibilities, deficiencies in technology and the risk of loss attributable to operational problems. These risks are less direct than credit and market risk, but managing them is critical, particularly in a rapidly changing environment with increasing transaction volumes. In order to reduce or mitigate these risks, the Company has established and maintains an internal control environment that incorporates various control mechanisms at different levels throughout the organization and within such departments as Finance, Accounting, Operations, Legal, Compliance and Internal Audit. These control mechanisms attempt to ensure that operational policies and procedures are being followed and that the Company’s various businesses are operating within established corporate policies and limits.

OTHER RISKS

Other risks encountered by the Company include political, regulatory and tax risks. These risks reflect the potential impact that changes in local laws, regulatory requirements or tax statutes have on the economics and viability of current or future transactions. In an effort to mitigate these risks, the Company seeks to review new and pending regulations and legislation and their potential impact on its business. Refer to Item 1A for other risk factors.

Item 8.	Financial Statements and Supplementary Data

Index to Financial Statements and Supplementary Data

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50
FINANCIAL STATEMENTS:
Consolidated Statements of Operations for the Years Ended December 31, 2008, 2007 and 2006	51
Consolidated Statements of Financial Condition as of December 31, 2008 and 2007	52
Consolidated Statements of Changes in Stockholders’ Equity and Temporary Capital for the Years Ended December 31, 2008, 2007, and 2006	53
Consolidated Statements of Cash Flows for the Years Ended December 31, 2008, 2007 and 2006	54-55
Notes to Consolidated Financial Statements	56-97
SUPPLEMENTARY DATA:
Selected Quarterly Financial Data (Unaudited)	98-99
EX-10.75: STOCK OPTION AGREEMENT
EX-10.76: STOCK OPTION AGREEMENT
EX-10.77: STOCK OPTION AGREEMENT
EX-10.78: STOCK OPTION AGREEMENT
EX-10.79: RESTRICTED STOCK UNITS AGREEMENT
EX-10.80: RESTRICTED STOCK UNITS AGREEMENT
EX-10.81: RESTRICTED STOCK UNITS AGREEMENT
EX-10.82: RESTRICTED STOCK UNITS AGREEMENT
EX-10.83: RESTRICTED STOCK UNITS AGREEMENT
EX-10.84: RESTRICTED STOCK UNITS AGREEMENT
EX-21: SUBSIDIARIES
EX-23: CONSENT OF PRICEWATERHOUSECOOPERS LLP
EX-31.1: CERTIFICATION
EX-31.2: CERTIFICATION
EX-32: CERTIFICATION

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Broadpoint Securities Group, Inc.:

In our opinion, the consolidated financial statements listed in the index appearing under 15(a)(1) present fairly, in all material respects, the financial position of Broadpoint Securities Group, Inc. at December 31, 2008 and December 31, 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As disclosed in footnote 17 to the consolidated financial statements, as of the beginning of 2007, the Company adopted Financial Accounting Standards Board Interpretation No. 48 — Accounting for Uncertainty in Income Taxes.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 18, 2009

BROADPOINT SECURITIES GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands of dollars, except per share amounts)

	Years Ended December 31
	2008	2007	2006

Revenues
Principal transactions	$97,032	$21,229	$40,605
Commissions	6,529	4,666	11,386
Investment banking	8,296	8,127	26,643
Investment banking revenue from related party	8,400	—	—
Investment (losses) gains	(1,115)	2,594	(7,602)
Interest income	21,946	8,639	8,295
Fees and others	3,925	1,856	1,978

Total revenues	145,013	47,111	81,305
Interest expense	10,712	7,027	8,417

Net revenues	134,301	40,084	72,888

Expenses (excluding interest)
Compensation and benefits	111,678	41,286	76,351
Clearing, settlement and brokerage costs	2,794	3,127	5,833
Communications and data processing	9,245	7,827	9,273
Occupancy and depreciation	6,259	6,559	9,154
Selling	4,152	4,157	4,013
Impairment, Descap goodwill	—	—	7,886
Restructuring	4,315	2,698	—
Other	10,664	6,055	7,819

Total expenses (excluding interest)	149,107	71,709	120,329

Loss before income taxes, discontinued operations and cumulative effect of an accounting change	(14,806)	(31,625)	(47,441)
Income tax expense (benefit)	2,424	(4,703)	(828)

Loss from continuing operations	(17,230)	(26,922)	(46,613)
(Loss) income from discontinued operations (including a pre-tax gain on sale of $7,944 in 2007) (net of $4,747 tax expense in 2007) (see Note 25)	(132)	7,460	2,205

Loss before cumulative effect of an accounting change	(17,362)	(19,462)	(44,408)
Cumulative effect of an accounting change (net of taxes $0 in 2006) (see Note 18)	—	—	427

Net loss	$(17,362)	$(19,462)	$(43,981)

Basic earnings per share:
Continuing operations	$(0.25)	$(0.98)	$(3.08)
Discontinued operations	—	0.27	0.15
Cumulative effect of an accounting change	—	—	0.03

Loss per share	$(0.25)	$(0.71)	$(2.90)

Diluted earnings per share:
Continuing operations	$(0.25)	$(0.98)	$(3.08)
Discontinued operations	—	0.27	0.15
Cumulative effect of an accounting change	—	—	.03

Loss per share	$(0.25)	$(0.71)	$(2.90)

Weighted average shares of common stock:
Basic	69,296	27,555	15,155
Diluted	69,296	27,555	15,155

The accompanying notes are an integral part of these consolidated financial statements.

BROADPOINT SECURITIES GROUP, INC.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31	December 31
As of	2008	2007
(In thousands of dollars, except shares and per share amounts)

Assets
Cash and cash equivalents	$7,377	$31,747
Cash and securities segregated for regulatory purposes	470	1,650
Receivables from:
Brokers, dealers and clearing agencies	3,465	2,921
Customers, net of allowance for doubtful accounts of $48 and $112 at December 31, 2008 and December 31, 2007, respectively	—	3,239
Related parties	232	—
Others	4,490	4,917
Securities owned, at fair value	618,822	185,790
Investments	15,398	16,913
Office equipment and leasehold improvements, net	1,691	2,292
Goodwill	23,283	17,364
Intangible assets	8,239	445
Other assets	10,804	2,239

Total Assets	$694,271	$269,517

Liabilities and Stockholders’ Equity
Liabilities
Payables to:
Brokers, dealers and clearing agencies	$511,827	$148,580
Customers	—	23
Others	2,788	2,937
Securities sold, but not yet purchased, at fair value	15,228	10,499
Accounts payable	2,172	2,918
Accrued compensation	31,939	13,214
Accrued expenses	6,178	6,013
Mandatory redeemable preferred stock debt	24,187	—

Total Liabilities	594,319	184,184

Commitments and Contingencies
Temporary capital	—	104
Subordinated debt	1,662	2,962

Stockholders’ Equity
Preferred stock; $1.00 par value; authorized 1,500,000 shares as of December 31, 2008; issued 1,000,000 (Mandatory Redeemable)
Common stock; $.01 par value; authorized 100,000,000 shares as of December 31, 2008, and December 31, 2007, respectively; issued 81,556,246 and 59,655,940 shares, respectively; and outstanding 79,829,492 and 57,898,259 shares, respectively	815	596
Additional paid-in capital	236,824	203,653
Deferred compensation	954	1,583
Accumulated deficit	(138,062)	(120,700)
Treasury stock, at cost (1,726,754 shares as of December 31, 2008 and 1,757,681 as of December 31, 2007)	(2,241)	(2,865)

Total Stockholders’ Equity	98,290	82,267

Total Liabilities and Stockholders’ Equity	$694,271	$269,517

The accompanying notes are an integral part of these consolidated financial statements.

BROADPOINT SECURITIES GROUP, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY AND
TEMPORARY CAPITAL
For the Years Ended December 31, 2008, 2007 and 2006
(In thousands of dollars except for number of shares)

				Additional
	Temporary	Common Stock		Paid-In	Unearned	Deferred	Accumulated	Treasury Stock
	Capital	Shares	Amount	Capital	Compensation	Compensation	Deficit	Shares	Amount

Balance December 31, 2005	$3,374	17,129,649	$171	$158,470	$(13,882)	$3,448	$(56,624)	(808,820)	$(3,861)
Amortization of unearned compensation	—	—	—	—	7,821	—	—	—	—
Issuance of restricted stock, net of forfeitures	—	446,472	5	745	(968)	—	—	110,751	184
Cash dividends paid	—	—	—	—	—	—	—	—	—
Options exercised	—	4,668	—	49	—	—	—	4,800	5
Options expense recognized	—	—	—	118	—	—	—	—	—
Treasury stock purchased	—	—	—	—	—	—	—	(83,086)	(368)
Employee stock trust	—	33,038	—	220	—	(801)	—	140,091	826
Repurchase of shares, Descap acquisition	(3,270)	—	—	—	—	—	—	(532,484)	—
Reclass unearned compensation	—	—	—	(7,029)	7,029	—	—	—	—
Net loss	—	—	—	—	—	—	(43,981)	—	—

Balance December 31, 2006	$104	17,613,827	$176	$152,573	$—	$2,647	$(100,605)	(1,168,748)	$(3,214)
Amortization of unearned compensation	—	—	—	—	5,933	—	—	—	—
Restricted stock forfeitures	—	—	—	(2,579)	2,278	—	—	(552,442)	(601)
Issuance of restricted stock units	—	—	—	8,894	(8,894)	—	—	—	—
Issuance of common stock	—	41,986,303	420	45,382	—	—	—	—	—
Cash Dividends paid	—	—	—	—	—	—	—	—	—
Options exercised	—	—	—	122	—	—	—	—	—
Options expense recognized	—	—	—	16	—	—	—	—	—
Treasury stock purchased	—	—	—	(94)	—	—	—	(95,931)	(94)
Employee stock trust	—	55,810	—	22	—	(1,064)	—	59,440	1,044
FIN 48 adoption	—	—	—	—	—	—	(633)	—	—
Reclass unearned compensation	—	—	—	(683)	683	—	—	—	—
Net loss	—	—	—	—	—	—	(19,462)	—	—

Balance December 31, 2007	$104	59,655,940	$596	$203,653	$—	$1,583	$(120,700)	(1,757,681)	$(2,865)
Amortization of unearned compensation	—	—	—	—	6,552	—	—	—	—
Stock compensation forfeitures	—	—	—	(209)	209	—	—	(53,277)	—
Issuance of treasury stock	—	—	—	—	—	—	—	84,204	(5)
Employee stock trust	—	—	—	—	—	(629)	—	—	629
Reclass unearned compensation	—	—	—	6,761	(6,761)	—	—	—	—
Issuance of warrants	—	—	—	929	—	—	—	—	—
Temporary capital forfeiture	(104)	—	—	104	—	—	—	—	—
Issuance of common stock	—	21,900,306	219	24,305	—	—	—	—	—
Payment of expenses to issue common stock	—	—	—	(268)	—	—	—	—	—
Options expense recognized	—	—	—	1,549	—	—	—	—	—
Net loss	—	—	—	—	—	—	(17,362)	—	—

Balance December 31, 2008	$—	81,556,246	$815	$236,824	$—	$954	$(138,062)	(1,726,754)	$(2,241)

The accompanying notes are an integral part of these consolidated financial statements.

BROADPOINT SECURITIES GROUP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of dollars)

	For the Years Ended December 31,
	2008	2007	2006

Cash flows from operating activities:
Net loss	$(17,362)	$(19,462)	$(43,981)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,002	2,224	2,475
Amortization of warrants	—	—	498
Intangible asset impairment (see Note 8)	—	—	9,485
Amortization of intangible assets	391	—	—
Amortization of debt issuance costs	84	—	—
Amortization of discount of mandatory redeemable preferred stock	116	—	—
Deferred compensation	—	(22)	245
Unrealized investment loss (gains)	861	(2,715)	36,674
Realized losses(gains) on sale of investments	654	121	(29,072)
Loss on fixed assets	—	—	(21)
Services provided in exchange for common stock	8,348	4,969	7,905
Disposal of office equipment and leasehold improvements	1,093	—	—
Changes in operating assets and liabilities:
Cash and securities segregated under federal regulations	1,180	3,550	1,900
Securities purchased under agreement to resell	—	14,083	13,741
Net receivable/payable from customers	3,216	(1,469)	336
Net receivable from related party	(232)	—	—
Securities owned, at fair value	(432,932)	85,764	(10,385)
Other assets	(7,626)	152	1,134
Net payable to brokers, dealers, and clearing agencies	365,325	47,205	21,941
Net payable to others	960	1,904	1,136
Securities sold but not yet purchased, at fair value	4,729	23,060	1,811
Accounts payable and accrued expenses	10,272	(23,384)	4,003
Net increase (decrease) in drafts payable	154	(5,769)	(4,021)
Income taxes payable, net	—	—	131

Net cash (used in) provided by operating activities	(59,767)	130,211	15,935

Cash flows from investing activities:
Purchases of office equipment and leasehold improvements	(764)	(388)	(2,897)
Sales of office equipment and leasehold improvements	—	500	5,051
Purchases of investments	—	(2,512)	(4,819)
Proceeds from sale of investments	—	212	35,803
Purchase of Broadpoint Securities, Inc., net of cash acquired	—	—	(3,720)
Payment for purchase of Debt Capital Markets Group	(795)	—	—
Payment for purchase of American Technology Holdings, Inc., net of cash acquired	(5,475)	—	—

Net cash (used in) provided by investing activities	(7,034)	(2,188)	29,418

Cash flows from financing activities:
Payment of expenses for the issuance of mandatory redeemable preferred stock	(671)	—	—
Proceeds from issuance of mandatory redeemable preferred stock	25,000	—	—
Payments of short-term bank loans, net	—	(128,525)	(21,550)
Proceeds of notes payable	—	—	9,025
Payments of notes payable	—	(12,667)	(26,883)
Payments of obligations under capitalized leases	—	(3,522)	(2,239)
Proceeds from subordinated debt	—	—	160
Payments on subordinated debt	(1,300)	(1,462)	(1,288)
Proceeds from issuance of common stock under stock option plans	—	—	55
Proceeds from issuance of common stock	19,670	50,000	—
Payments of expenses related to issuance of common stock	(268)	(4,198)	—

BROADPOINT SECURITIES GROUP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS — (Continued)
(In thousands of dollars)

	For the Years Ended December 31,
	2008	2007	2006

Purchases of common stock	—	—	(367)
Purchase of treasury stock	—	(94)	—

Net cash provided by(used in) financing activities	42,431	(100,468)	(43,087)

(Decrease) increase in cash and cash equivalents	$(24,370)	$27,555	$2,266
Cash and cash equivalents at beginning of the year	31,747	4,192	1,926

Cash and cash equivalents at the end of the year	$7,377	$31,747	$4,192

SUPPLEMENTAL CASH FLOW DISCLOSURES
Cash paid (received) during the year for:
Income tax payments	$105	$319	$144
Interest payments	$12,130	$14,470	$16,057
Acquisitions:
Fair value of assets acquired, including goodwill and intangibles	$21,555	$—	$—
Liabilities assumed	(6,710)	—	—
Stock issued	(4,845)	—	—
Fees incurred in conjunction with acquisition	385

Cash paid for acquisition	$10,385	$—	$—
Cash acquired in acquisition	(4,910)	—	—

Net cash paid for acquisition	$5,475	$—	$—

NON CASH INVESTING AND FINANCING ACTIVITIES

In 2008, 2007 and 2006, the Company entered into capital leases for office and computer equipment totaling approximately $0.0 million, $0.0 million and $0.2 million, respectively.

During the years ended December 31, 2008, 2007 and 2006, the Company converted $0.0 million, $0.0 and $0.2 million, respectively of accrued compensation to subordinated debt.

During the year ended December 31, 2008, Goodwill increased $5.9 million and amortizable Intangible assets by $7.4 million for the acquisition of American Technology Holdings, Inc.

During the years ended December 31, 2006, Intangible assets increased $1.0 million, due to additional consideration payable at December 31, 2006 to the sellers of Descap Securities, Inc.

As of December 31, 2008, 2007 and 2006, the Company acquired $0.2 million, $0.1 million and $0.0 million in office equipment and leasehold improvements where the obligation related to this acquisition is included in accounts payable.

During the years ended December 31, 2008, 2007 and 2006, the Company distributed $0.6 million, $1.0 million and $1.0 million, respectively, of the Company’s stock from the employee stock trust to satisfy deferred compensation liabilities payable to employees (see Note 16).

During the year ended December 31, 2006, the Company reversed a $1.5 million rent accrual related to the surrender of one of its office leases.

Refer to Note 18 for non-cash financing activities related to restricted stock.

Refer to Note 7 for non-cash investing activities related to the Employee Investment Fund.

The accompanying notes are an integral part of these consolidated financial statements.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.	Significant Accounting Policies

Organization and Nature of Business

The consolidated financial statements include the accounts of Broadpoint Securities Group, Inc., its wholly-owned subsidiaries (the “Company”), and Employee Investment Funds (see Note 7). Broadpoint Capital Inc. (“Broadpoint Capital”) is registered with the Securities and Exchange Commission (“SEC”) and is a member of various exchanges and the Financial Industry Regulatory Authority (“FINRA”). American Technology Research Holdings, Inc. (“Broadpoint AmTech”), which was acquired by the Company in 2008, is the parent company of American Technology Research, Inc., a broker-dealer registered with the SEC and is a member of FINRA. The Company’s primary business is securities brokerage for institutional customers primarily in the United States. The Company also provides investment-banking services to corporations and engages in market making and trading of corporate, government and asset backed securities primarily in the United States. Another of the Company’s subsidiaries is FA Technology Ventures Corporation (“FATV”) which manages private equity funds, providing venture financing to emerging growth companies primarily in the United States. All significant inter-company balances and transactions have been eliminated in consolidation.

On October 16, 2008 the Company completed the merger of two of its principal broker-dealer subsidiaries, Broadpoint Capital and Broadpoint Securities, Inc. The two firms were merged into a single broker-dealer under the name Broadpoint Capital, Inc.

In March 2008, the Company and Broadpoint Capital completed its hiring of 47 employees of the New Jersey-based Fixed Income division of BNY Capital Markets, Inc. and the acquisition of certain related assets. The Company has formed a new Debt Capital Markets group with the new employees that provide sales and trading on a wide range of debt securities including bank debt, investment grade debt, high-yield debt, treasuries, convertibles, distressed debt, preferred debt and reo-org equity securities.

Liquidity and Net Capital

On September 14, 2007, the Company completed the asset sale to DEPFA Bank Plc (“DEPFA”) pursuant to which DEPFA acquired the Municipal Capital Markets Group of the Company’s subsidiary, Broadpoint Capital, in connection with which the Company recognized a pre-tax gain on sale in the amount of $7.9 million. At December 31, 2007 the Municipal Capital Markets Group is included in discontinued operations. (see Note 25)

On September 21, 2007, the Company also closed the investment from an affiliate of MatlinPatterson Global Opportunities Partners II, L.P. (“MatlinPatterson”) in which the Company received net proceeds from the sale of the Company’s common stock of $45.8 million. Pursuant to the Investment Agreement, MatlinPatterson purchased 41.5 million newly issued shares and two co-investors received a total of 0.5 million newly issued shares which represented approximately 71.7 percent and 0.8 percent, respectively, of the issued and outstanding voting power of the Company immediately following the closing on the investment transaction.

On March 4, 2008, the Company closed a $20 million private placement whereby investors purchased approximately 11.6 million shares of common stock of the Company at $1.70 per share. A fund managed by MAST Capital Management, LLC, (“Mast”), a Boston-based investment manager that focuses on special situations debt and equity investment opportunities, led the investment purchasing 7.1 million of the approximately 11.6 million shares issued.

On June 27, 2008, the Company entered into a Preferred Stock Purchase Agreement with Mast for the issuance and sale of (i) 1,000,000 newly-issued unregistered shares of the Series B Preferred Stock (the “Series B Preferred Stock”) and (ii) a warrant to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $3.00 per share, for an aggregate cash purchase price of $25 million. Cash dividends of

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

10 percent per annum must be paid quarterly on the Series B Preferred Stock, while an additional dividend of 4 percent per annum accrues and is cumulative, if not otherwise paid quarterly at the option of the Company. The Series B Preferred Stock must be redeemed on or before June 27, 2012.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Transactions

Proprietary securities transactions in regular-way trades are recorded on the trade date, as if they had settled. Profit and loss arising from all securities transactions entered into for the account and risk of the Company are recorded on a trade date basis. Customers’ securities transactions were reported on a settlement date basis with related commission income and expenses reported on a trade date basis in 2008.

Equity securities owned and equity securities sold but not yet purchased are comprised of United States equity securities and are valued at market value based on quoted market prices.

Fixed income securities owned and fixed income securities sold but not yet purchased, are valued using a variety of inputs, including observable market inputs when available. The Company utilizes observable market factors in determining fair value, Management also utilizes benchmark yields, reported trades for comparable trade sizes, issuer spreads, two sided markets, benchmark securities, bids and offers. These inputs relate either directly to the financial asset being evaluated or indirectly to a similar security (for example, another bond of the same issuer or a bond of a different issuer in the same industry with similar maturity, terms and conditions). Additionally for certain mortgage backed securities, management also considers various characteristics such as issuer, underlying collateral, prepayment speeds, cash flows and credit ratings. Management considers these pricing methodologies consistent with the assumptions made by other market participants in valuing similar financial assets.

Investment Banking

Investment banking revenues include gains, losses and fees, net of transaction related expenses, arising from securities offerings in which the Company acted as an underwriter or placement agent for debt, equity and convertible securities offerings. Investment banking management fees are recorded on offering date, sales concessions on trade date, and underwriting fees at the time income is reasonably determinable. Investment banking revenues also include fees earned from providing merger, acquisition, restructuring, recapitalization and strategic alternative analysis services and are recognized as services are provided. Unreimbursed expenses associated with private placement and advisory transactions are recorded as non-compensation expenses.

Resale and Repurchase Agreements

Transactions involving purchases of securities under agreements to resell or sales of securities under agreements to repurchase are accounted for as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts plus accrued interest. It is the policy of the Company to obtain possession of collateral with a market value equal to or in excess of the principal amount loaned plus accrued interest thereon, in order to collateralize reverse repurchase agreements. Similarly, the Company is required to provide securities to counterparties in order to collateralize repurchase agreements. The Company’s agreements with counterparties generally contain contractual provisions allowing for additional collateral to be obtained,

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

or excess collateral returned, when necessary. It is the Company’s policy to value collateral daily and to obtain additional collateral, or to retrieve excess collateral from counterparties, when appropriate.

At December 31, 2008 and December 31, 2007, the Company had no resale or repurchase agreements.

Securities-Borrowing Activities

Securities borrowed are generally reported as collateralized financings and are recorded at the amount of cash collateral advanced. Securities borrowed transactions require the Company to deposit cash or other collateral with the lender. The Company monitors the market value of securities borrowed on a daily basis, with additional collateral obtained or refunded as necessary. The Company no longer engages in securities borrowing transactions.

Collateral

The Company has received collateral in connection with resale agreements and securities borrowed transactions. Under many agreements, the Company is permitted to sell or repledge these securities held as collateral and use the securities to secure repurchase agreements or to deliver to counterparties to cover short positions. The Company reported assets it had pledged as collateral in secured borrowing transactions and other arrangements when the secured party could not sell or repledge the assets and did not report assets received as collateral in secured lending transactions and other arrangements because the debtor typically has the right to redeem the collateral on short notice. The Company no long engages in securities borrowing transactions.

Intangible Assets and Goodwill

The Company amortizes customer related intangible assets over their estimate useful life, which is the period over which the assets are expect to contribute directly or indirectly to the future cash flows of the Company. Goodwill is not amortized; instead, it is reviewed on an annual basis for impairment. Goodwill is impaired when the carrying amount of the reporting unit exceeds the implied fair value of the reporting unit. A reporting unit is defined by the Company as an operating segment or a component of an operating segment provided that the component constitutes a business for which discrete financial information is available and segment management regularly reviews the operating results of that component. Goodwill and intangible assets are also tested for impairment at the time of a triggering event requiring a re-evaluation, if one were to occur.

Drafts Payable

The Company maintains a group of “zero-balance” bank accounts which are included in payables to others on the Statements of Financial Condition. The balances in the “zero-balance” accounts represent outstanding checks that have not yet been presented for payment at the bank. The Company has sufficient funds on deposit to clear these checks, and these funds will be transferred to the “zero-balance” accounts upon presentment.

Statement of Cash Flows

For purposes of the Statement of Cash Flows, the Company has defined cash equivalents as highly liquid investments, with original maturities of less than 90 days that are not segregated for regulatory purposes or held for sale in the ordinary course of business.

Comprehensive Income

The Company has no components of other comprehensive income; therefore, comprehensive income equals net income.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Derivative Financial Instruments

Derivative financial instruments, recorded at fair value in the Consolidated Statements of Financial Conditions as Securities owned and Securities sold at fair value.

Derivatives entered into by the Company include purchase and sale agreements on TBA mortgage-backed securities. When a forward contract exists for a when-issued security, such as a TBA security that provides a choice of settlement dates and delivery is made in the second nearest month or later, the TBA forward contract is accounted for as a derivative under FASB 133. The Company enters into derivatives to facilitate proprietary trading and to manage its risk exposures arising from trading assets and liabilities. The settlement of these transactions is not expected to have a material effect upon the Company’s consolidated financial statements. Derivatives involve varying degrees of off-balance sheet risk, whereby changes in the level or volatility of interest rates, or market values of the underlying financial instruments may result in changes in the value of a particular financial instrument in excess of its carrying amount with realized and unrealized gains and losses recognized in principal transactions in the Consolidated Statements of Operations on a trade date basis.

Fair Value of Financial Instruments

The financial instruments of the Company are reported on the consolidated Statements of Financial Condition at market or fair value, or at carrying amounts that approximate fair values, because of the short maturity of the instruments, except subordinated debt. The estimated fair value of subordinated debt at December 31, 2008, approximates its carrying value based on current rates available (see Note 12).

Office Equipment and Leasehold Improvements

Office equipment and leasehold improvements are stated at cost less accumulated depreciation and amortization of $8.9 million at December 31, 2008 and $27.0 million at December 31, 2007. Depreciation and amortization is provided on a straight-line basis over the shorter of the estimated useful life of the asset (2 to 5 years) or the initial term of the lease. Depreciation and amortization expense for the years ended December 31, 2008, 2007 and 2006 was $1.1 million, $2.2 million and $2.5 million, respectively.

Securities Issued for Services

On January 1, 2006, the Company adopted FAS 123(R) “Share Based Payments”. In adopting FAS 123(R), the Company applied the modified prospective application transition method. Under the modified prospective application method, prior period financial statements are not adjusted. Instead, the Company will apply FAS 123(R) for new awards granted after December 31, 2005, any portion of awards that were granted after January 1, 1995 and have not vested by December 31, 2005 and any outstanding liability awards. The impact of applying the nominal vesting period approach for awards with vesting upon retirement eligibility, as compared to the non-substantive vesting period approach was immaterial. Upon adoption of FAS 123(R) on January 1, 2006, the Company recognized an after-tax gain of approximately $0.4 million as the cumulative effect of a change in accounting principle, primarily attributable to the requirement to estimate forfeitures at the date of grant instead of as incurred.

Legal Fees

The Company accrues legal fees as they are incurred.

Income Taxes

Under the asset and liability method, deferred income taxes are recognized for the tax consequences of “temporary differences” by applying enacted statutory tax rates applicable for future years to differences between the financial statement basis and tax basis of existing assets and liabilities. The effect of tax rate

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

changes on deferred taxes is recognized in the income tax provision in the period that includes the enactment date.

On January 1, 2007, the Company adopted FASB Interpretation (“FIN”) No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). The Company recognizes tax benefits from uncertain tax positions only when tax positions meet the minimum probability threshold, as defined by FIN 48, which is a tax position that is more likely than not to be sustained upon examination by the applicable taxing authority. The Company’s continuing practice is to recognize interest and penalties related to income tax matters as a component of income tax.

Reclassification

Certain 2007 and 2006 amounts on the Consolidated Statements of Operations have been reclassified to conform to the 2008 presentation due to the Company discontinuing its Fixed Income Middle Markets and Municipal Capital Markets Groups (see Note 25). Also, we have revised the prior period consolidated statement of financial position at December 31, 2007 to account for sale agreements entered into on TBA mortgage-backed securities. These TBA’s were previously accounted for as short securities sales and are now recorded as derivative transactions. This revision reduces securities owned by $5 million, securities sold, not yet purchased, at fair value by $65 million, increases Payables to brokers, dealers and clearing agencies by $60 million. There is no impact to the consolidated statement of operations. We do not believe this revision is material to any of the previously issued financial statements, based on our assessment performed in accordance with the SEC’s Staff Accounting Bulletin (“SAB”) No. 99.

Earnings per Common Share

The Company calculates its basic and diluted earnings per shares in accordance with Statement of Financial Accounting Standards No. 128, Earnings Per Share. Basic earnings per share are computed based upon weighted-average shares outstanding. Dilutive earnings per share is computed consistently with basic while giving effect to all dilutive potential common shares that were outstanding during the period. The Company uses the treasury stock method to reflect the potential dilutive effect of unvested stock awards, warrants, unexercised options and any contingently issued shares (see Note 15). The weighted-average shares outstanding were calculated as follows at December 31:

	2008	2007	2006
(In thousands of shares)

Weighted average shares for basic earnings per share	69,296	27,555	15,155
Effect of dilutive common equivalent shares	—	—	—

Weighted average shares and dilutive common equivalent shares for dilutive earnings per share	69,296	27,555	15,155

The Company excluded approximately 3.1 million restricted stock units for the twelve months ended 2008 in its computation of dilutive earnings per share because they were anti-dilutive. There were no exclusions for the twelve months ended 2007 and 2006, respectively. Had the Company been in a net income situation for those periods such restricted stock units would have been included in the computation. For the twelve months ended December 31, 2008, 2007, and 2006 the Company excluded approximately 3.2 million, 0.3 million and 0.3 million of restricted stock awards, respectively, in its computation of dilutive earnings per share because they were anti-dilutive. Had the Company been in a net income situation for those periods such restricted stock awards would have been included in the computation. For the twelve months ended December 31, 2008, 2007, and 2006, the Company excluded approximately 2.4 million, 0 million, and 0 million of options respectively, in its computation of dilutive earnings per share because they were anti-dilutive. Had the Company been in a net income situation for those periods such options would have been

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

included in the computation. In addition, at December 31, 2008, 2007, and 2006 the Company excluded approximately 7.0 million, 0.1 million and 1.8 million shares of restricted stock awards, respectively from the basic earnings per share computation because they are not vested.

NOTE 2.	Cash and Securities Segregated for Regulatory Purposes

At December 31, 2008 and 2007, the Company segregated cash of $0.5 million and $1.7 million respectively, in a special reserve bank account for the exclusive benefit of customers under Rule 15c3-3 of the Securities and Exchange Commission.

NOTE 3.	Receivables From and Payables To Brokers, Dealers, and Clearing Agencies

Amounts receivable from and payable to brokers, dealers and clearing agencies consists of the following at December 31:

	2008	2007
(In thousands of dollars)

Adjustment to record securities owned on a trade date basis, net	$—	$88
Commissions receivable	535	939
Securities failed to deliver	—	142
Good faith deposits	1,121	—
Receivable from clearing organizations	1,809	1,752

Total receivables	$3,465	$2,921

Payable to clearing organizations	511,827	144,711
Securities failed to receive	—	3,869

Total payables	$511,827	$148,580

Proprietary securities transactions are recorded on a trade date, as if they had settled. The related amounts receivable and payable for unsettled securities transactions are recorded net in receivables or payables to brokers, dealers and clearing agencies on the Statements of Financial Condition.

The customers of the Company’s subsidiaries’ principal securities transactions are cleared through third party clearing agreements on a fully disclosed basis. Under these agreements, the clearing agents settle these transactions on a fully disclosed basis, collect margin receivables related to these transactions, monitor the credit standing and required margin levels related to these customers and, pursuant to margin guidelines, require the customer to deposit additional collateral with them or to reduce positions, if necessary.

NOTE 4.	Receivables From and Payables To Customers

At December 31, 2008, there were no significant receivables from or payables to customers.

At December 31, 2007, receivables from and payables to customers were mainly comprised of purchases or sales of securities by institutional customers. Delivery or receipt of these securities is made only when the Company is in receipt of the funds or securities from institutional customers.

The Company’s broker-dealer subsidiaries are parties to clearing agreements with clearing agents in connection with their securities trading activities. If the clearing agent incurs a loss, it has the right to pass the loss through to such subsidiaries which, as a result, exposes the Company to off-balance-sheet risk. The subsidiaries have retained the right to pursue collection or performance from customers who do not perform under their contractual obligations and monitors customer balances on a daily basis along with the credit

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

standing of the clearing agent. As the potential amount of losses during the term of this contract has no maximum, the Company believes there is no maximum amount assignable to this indemnification.

During 2007 and through the second quarter of 2008, Broadpoint Capital was self-clearing for transactions executed with institutional customers. Broadpoint Capital’s non-institutional customer securities transactions, including those of officers, directors, employees and related individuals, were cleared through a third party under a clearing agreement. Under this agreement, the clearing agent executed and settled customer securities transactions, collected margin receivables related to these transactions, monitored the credit standing and required margin levels related to these customers and, pursuant to margin guidelines, required the customer to deposit additional collateral with them or to reduce positions, if necessary. In the event the customer was unable to fulfill its contractual obligations, the clearing agent had the option of either purchasing or selling the financial instrument underlying the contract, and as a result might have incurred a loss for which the clearing agent would have indemnification from Broadpoint Capital in the manner described in the prior paragraph.

NOTE 5.	Financial Instruments

The Company adopted the provisions of SFAS No. 157 “Fair Value Measurements” (“SFAS No. 157”) effective January 1, 2008. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

SFAS No. 157 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1: Quoted prices in active markets that the reporting entity has the ability to access at the reporting date, for identical assets or liabilities. Prices are not adjusted for the effects, if any, of the reporting entity holding a large block relative to the overall trading volume (referred to as a “blockage factor”)

Level 2: Directly or indirectly observable prices in active markets for similar assets or liabilities; quoted prices for identical or similar items in markets that are not active; inputs other than quoted prices (e.g., interest rates, yield curves, credit risks, volatilities); or “market corroborated inputs”.

Level 3: Unobservable inputs that reflect management’s own assumptions about the assumptions market participants would make.

The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Fair Valuation Methodology

Cash Instruments — These financial assets represent cash in banks or cash invested in liquid money market funds. These investments are valued at par, which represent fair value, and are reported as Level 1.

Securities Owned/Securities Sold But Not Yet Purchased — These financial assets represent investments in fixed income and equity securities.

Fixed income securities which are traded in active markets include on the run treasuries, investment grade debt, asset and mortgage backed securities including TBAs, and corporate debt. The treasuries and TBAs are generally traded in active, highly liquid markets. These assets are generally classified as Level 1. As there is no quoted market for investment grade debt, asset and mortgage backed securities, and corporate debt, the Company utilizes observable market factors in determining fair value. These financial instruments are reported as Level 2. In certain circumstances, the Company may utilize unobservable inputs that reflect management’s own assumptions about the assumptions market participants would make. These financial assets are reported as Level 3.

In determining fair value for Level 2 financial instruments, management utilizes benchmark yields, reported trades for comparable trade sizes, issuer spreads, two sided markets, benchmark securities, bids and offers. These inputs relate either directly to the financial asset being evaluated or indirectly to a similar security (for example, another bond of the same issuer or a bond of a different issuer in the same industry with similar maturity, terms and conditions). Additionally for certain mortgage backed securities, management also considers various characteristics such as issuer, underlying collateral, prepayment speeds, cash flows and credit ratings.

In determining fair value for Level 3 financial instruments, management maximizes the use of market observable inputs when available. Management utilizes factors such as bids that were received, spreads to the yield curve on similar offered financial assets, or comparing spreads to similar financial assets that traded and had been priced through an independent pricing source. Management considers these pricing methodologies consistent with assumptions in how other market participants value certain financial assets. These pricing methodologies involve management judgment and as a result, lead to a Level 3 classification.

Management then evaluates the fair value against other factors and valuation models it deems relevant. These factors may be a recent purchase or sale of the financial asset at a price that differs from the fair value based upon observable inputs or economic events that impact the value of the asset such as liquidity in the market, political events or observations of equity curves related to the issuer. These same factors are utilized to value Level 3 financial assets where no observable inputs are available.

Equity securities are valued at quoted market prices. These financial assets are reported as Level 1 when traded in active markets. When quoted prices are not available, valuation models are applied to these financial assets. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. Accordingly, these financial assets are recorded as Level 3.

Derivatives — In connection with mortgage-back securities trading, the Company economically hedges its exposure through the use of TBAs. These derivatives are traded in an active quoted market and therefore generally classified as Level 1.

Investments — These financial assets represent investments in partnerships.

Valuation models are applied to the underlying investments of the partnership which are important inputs into the valuation of the partnership interests. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

market and the instruments’ complexity. Accordingly, these investments in partnerships are recorded as Level 3.

Transfers — Assets will transfer in and out of Level 3 based upon widening and tightening of spreads due to increased or decreased volumes and liquidity.

The following table summarizes the categorization of the financial instruments within the fair value hierarchy at December 31, 2008:

	Assets at Fair Value
	Level 1	Level 2	Level 3	Total
(In thousands of dollars)

Cash Instruments(1)	$7,847	$—	$—	$7,847
Securities Owned(2)	13,070	581,360	24,381	618,811
Derivatives(2)	11	—	—	11
Investments	—	—	15,398	15,398

Total Financial Assets At Fair Value	$20,928	$581,360	$39,779	$642,067

	Liabilities at Fair Value
	Level 1	Level 2	Level 3	Total
(In thousands of dollars)

Securities Sold But Not Yet Purchased(2)	$14,476	$—	$1	$14,477

Derivatives(2)	751	—	—	751

Total Financial Liabilities At Fair Value	$15,227	$—	$1	$15,228

(1)	Cash instruments includes Cash and cash equivalents of $7,377 and Cash segregated for regulatory purposes of $470 in the Consolidated Statements of Financial Condition.

(2)	Unrealized gains/(losses) relating to Derivatives are reported in Securities owned and Securities sold, but not yet purchased, at fair value in the Consolidated Statements of Financial Condition.

The following tables summarize the changes in the Company’s Level 3 financial instruments for the year ended December 31, 2008:

	Securities
	Owned	Investments	Total
(In thousands of dollars)

Balance, December 31, 2007	$64,822	$16,913	$81,735
Realized gains(losses)(1)	(1,243)	(653)	(2,304)
Unrealized gains(losses)(1)	(1,356)	(462)	(1,818)
Purchases, sales and settlements	(34,528)	(400)	(34,520)
Transfers in and/or out of Level 3(2)	(3,314)	—	(3,314)

Balance, December 31, 2008	$24,381	$15,398	$39,779

Unrealized gains (losses) on level 3 assets still held at the reporting date	$(4,837)	$3,110	$(1,727)

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(1)	Realized and unrealized gains (losses) are reported in Principal transactions in the Consolidated Statements of Operations.

(2)	The Company reviews which level financial instruments are classified in on a quarterly basis. As the observability and strength of valuation attributes changes, reclassifications of certain financial assets or liabilities may occur between levels. The reporting of these reclassifications results in a transfer in/out of Level 3 at fair value in the quarter of the change. During the year there was a net transfer out of approximately $3.3 million from Level 3. These transfers were primarily investment grade performing mortgage and asset backed securities.

NOTE 6.	Securities Owned and Sold, but Not Yet Purchased

Securities owned and sold, but not yet purchased consisted of the following at December 31:

	2008		2007
		Sold, but		Sold, but
		not yet		not yet
	Owned	Purchased	Owned	Purchased
(In thousands of dollars)

Marketable Securities
U.S. Government and federal agency obligations	$546,436	$14,476	$133,068	$10,076
State and municipal bonds	5	—	6	1
Corporate obligations	71,581	—	48,481	—
Corporate stocks	739	1	3,249	98
Derivatives	11	751	37	324
Not Readily Marketable Securities
Investment securities with no publicly quoted market	50	—	659	—
Investment securities subject to restrictions	—	—	290	—

Total	$618,822	$15,228	$185,790	$10,499

Securities not readily marketable include investment securities (a) for which there is no market on a securities exchange or no independent publicly quoted market, (b) that cannot be publicly offered or sold unless registration has been effected under the Securities Act of 1933, or (c) that cannot be offered or sold because of other arrangements, restrictions or conditions applicable to the securities or to the Company.

NOTE 7.	Investments

The Company’s investment portfolio includes interests in publicly and privately held companies. Information regarding these investments has been aggregated and is presented below as of and for the years ended December 31:

	2008	2007	2006
(In thousands of dollars)

Carrying Value
Private	$14,321	$15,436	$10,866
Consolidation of Employee Investment Funds net of Company’s ownership interest, classified as Private Investment	1,077	1,477	1,384

Total carrying value	$15,398	$16,913	$12,250

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Investment gains and losses were comprised of the following:

	2008	2007	2006
(In thousands of dollars)

Public (realized and unrealized gains and losses)	$—	$—	$(12,865)
Private (realized and unrealized gains and losses)	(1,115)	2,594	5,263

Investment gains (losses)	$(1,115)	$2,594	$(7,602)

During the year ended December 31, 2006, the Company sold its remaining 1,116,040 shares of Mechanical Technology Incorporated (“MKTY”) for proceeds of approximately $3.3 million. Also during the year ended December 31, 2006, the Company sold its remaining 1,116,290 shares of iRobot Corporation (Nasdaq: IRBT) for proceeds of approximately $24.2 million.

Privately held investments include an investment of $14.3 million in FA Technology Ventures Inc., L.P. (the “Partnership”), which represented the Company’s maximum exposure to loss in the Partnership at December 31, 2008. The Partnership’s primary purpose is to provide investment returns consistent with the risk of investing in venture capital. At December 31, 2008 total Partnership capital for all investors in the Partnership equaled $54.9 million. The Partnership is considered a variable interest entity. The Company is not the primary beneficiary, due to the levels of other investors’ respective investments in the Partnership. Accordingly, the Company has not consolidated the Partnership in these financial statements, but has recorded the value of its investment. FATV, a wholly-owned subsidiary of the Company, is the investment advisor for the Partnership. With respect to the Partnership and any parallel funds, revenues derived from the management of this investment and the Employee Investment Funds for the year ended December 31, 2008, were $0.8 million in consolidation.

The Company has consolidated its Employee Investment Fund (EIF). The EIF is a limited liability company, established by the Company for the purpose of having select employees invest in private equity placements. The EIF is managed by Broadpoint Management Corp., a wholly-owned subsidiary of the Company, which has contracted with FATV to act as an investment advisor with respect to funds invested in parallel with the Partnership. The Company’s carrying value of this EIF is $0.1 million excluding the effects of consolidation. The Company has outstanding loans of $0.3 million to the EIF. The effect of consolidation was to increase Investments by $1.1 million, decrease Receivable from Others by $0.3 million and increase Payable to Others by $0.8 million. The amounts in Payable to Others relates to the value of the EIF owned by employees.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 8.	Intangible Assets and Goodwill

	2008		2007
(In thousands of dollars)

Intangible Assets (amortizable):
Broadpoint Securities, Inc. — Acquisition	$		$
Gross carrying amount		641		641
Accumulated amortization		(249)		(196)

Net carrying amount		392		445

Broadpoint Debt Capital Markets — Customer Relationship
Gross carrying amount		795		—
Accumulated amortization		(134)		—

Net carrying amount		661		—

American Technology Research — Customer Relationship
Gross carrying amount		6,960		—
Accumulated amortization		(151)		—

Net carrying amount		6,809		—

American Technology Research — Covenant not to Compete
Gross carrying amount		330		—
Accumulated amortization		(28)		—

Net carrying amount		302		—

American Technology Research — Trademarks
Gross carrying amount		100		—
Accumulated amortization		(25)		—

Net carrying amount		75		—

Institutional convertible bond arbitrage group — Acquisition
Gross carrying amount				1,017
Accumulated amortization		—		(382)
Impairment loss		—		(635)

Net carrying amount		—		—

Total Intangible Assets		$8,239		$445

Goodwill (unamortizable):
Broadpoint Securities, Inc. — Acquisition
Gross carrying amount		$17,364		$25,250
Impairment loss		—		(7,886)

Net carrying amount		17,364		17,364

American Technology Research — Acquisition
Gross carrying amount		5,919		—

Net carrying amount		5,919		—

Institutional convertible bond arbitrage group — Acquisition
Gross carrying amount		—		964
Impairment		—		(964)

Net carrying amount		—		—

Total Goodwill		$23,283		$17,364

Total Intangible Assets and Goodwill		$31,522		$17,809

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Customer related intangible assets are being amortized from 5 to 12 years. Covenant not to compete assets are being amortized over 3 years and trademark assets are being amortized over 1 year. Amortization expense for intangible assets for the years ended December 31, 2008, 2007, and 2006 was $0.4 million, $0.1 million, and $0.8 million, respectively. Future amortization expense is estimated as follows:

(In thousands of dollars)
Estimated Amortization Expense
(Year Ended December 31)

2009	$1,002
2010	927
2011	900
2012	817
2013	685
Thereafter	3,908

Total	$8,239

Intangible assets increased due to the acquisition of Broadpoint AmTech during the year ended December 31, 2008.

The carrying amount of goodwill for the Broadpoint Securities, Inc. acquisition increased by $1.5 million during the year ended December 31, 2006, related primarily to additional consideration pursuant to the acquisition agreement (see Note 13). As a result of annual impairment testing, the goodwill related to the acquisition of Broadpoint Securities was determined to be impaired as of December 31, 2006. Fair value of the Broadpoint Securities reporting unit was determined using both the income and market approaches. The income approach determines fair value using a discounted cash flow analysis based on management’s projections. The market approach analyzes and compares the operations performance and financial conditions of the reporting unit with those of a group of selected publicly-traded companies that can be used for comparison. The valuation gives equal weight to the two approaches to arrive at the fair value of the reporting unit. As a result of the valuation, as of December 31, 2006, the carrying value of goodwill was greater than its implied value resulting in a goodwill impairment loss of $7.9 million recognized in the caption “Impairment” on the Statements of Operations for the year ended December 31, 2006. The Company performed its annual impairment testing and as a result determined the fair value of the unit exceeded the carrying value of the unit resulting in no impairment charge in 2007 or 2008.

A plan approved by the Board of Directors on September 28, 2006 to discontinue operations of the Institutional Convertible Bond Arbitrage Advisory Group (the “Group”) triggered an impairment test in the third quarter of 2006 in accordance with SFAS No. 142 Goodwill and Other Intangible Assets. The value of the Group was more dependent on their ability to generate earnings than on the value of the assets used in operations, therefore fair value of the Group was determined using the income approach. The income approach determines fair value using a discounted cash flow analysis based on management’s projections. Based on the impairment test, a goodwill impairment loss of $1.0 million was recognized in discontinued operations for the year ended December 31, 2006. As a result of impairment testing of the disposal group in accordance with SFAS No. 144 Accounting for the Impairment or Disposal of Long-Lived Assets, it was determined that amortizable customer related intangibles were also impaired. An impairment loss of $0.6 million was recognized related to amortizable intangible assets in discontinued operations for the year ended December 31, 2006. The Group ceased operations in April 2007.

NOTE 9.	Short-Term Bank Loans and Notes Payables

At December 31, 2008 and 2007, the Company had no outstanding short-term bank loans.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

During the year ended December 31, 2007, the Company paid the remaining balance of the term loan of $12.7 million related to the acquisition of Broadpoint Securities pursuant to an agreement (the “Agreement”) entered into on August 6, 2007, with the Company’s lender. The Agreement stated that the lender and the Company acknowledged that they did not agree on the interpretation and/or enforcement of each of the parties respective rights under the Loan Agreement and/or the Lease, therefore, the parties acknowledged and agreed that neither the lender nor the Company had waived or was waiving any of its rights under the Loan Agreement and or the Lease except for the waivers and or modifications. The Agreement also amended the Company’s obligations under the Loan Agreement with respect to the DEPFA transaction and MatlinPatterson investment transaction. The Company agreed to repay, upon closing of the DEPFA transaction, Loan Agreement obligations equal to 75 percent of the net proceeds received by the Company and upon closing of the MatlinPatterson investment transaction to pay in full the remaining balance of the loan. On September 14, 2007, upon the close of the DEPFA transaction, the Company made a principal payment of $0.8 million pursuant to the Agreement. On September 21, 2007, upon the close of the MatlinPatterson investment transaction, the Company paid the remaining $9.8 million balance of the term loan.

NOTE 10.	Obligations Under Capitalized Leases

Pursuant to the Agreement entered into between the Company and its lessor on August 6, 2007, the Company amended its lease obligations under the lease agreements with respect to the MatlinPatterson investment transaction. On September 21, 2007, the MatlinPatterson investment transaction closed and pursuant to the Agreement all capital leases with the lender were paid in full. The Company had no capital lease obligations at December 31, 2008.

NOTE 11.	Payables To Others

Amounts payable to others consists of the following at December 31:

	2008	2007
(In thousands of dollars)

Draft payables	$327	$173
Net Payable to Employees for the Employee Investment Fund (see Note 7)	797	1,158
Payable to Sellers of Descap Securities, Inc. (see “Commitments and Contingencies” footnote)	—	1,036
Payable to former Shareholders of American Technology Holdings, Inc.	546	—
Payable to sellers of American Technology Holdings, Inc.	819	—
Others	299	570

Total	$2,788	$2,937

The Company maintains a group of “zero balance” bank accounts which are included in payable to others on the Statement of Financial Condition. Drafts payable represent the balance in these accounts related to outstanding checks that have not yet been presented for payment at the bank. The Company has sufficient funds on deposit to clear these checks, and these funds will be transferred to the “zero-balance” accounts upon presentment. The Company maintained one “zero balance” account which was used as a cash management technique, permitted under Rule 15c3-3 of the Securities and Exchange Commission, to obtain federal funds for a fee, which is lower than prevailing interest rates, in amounts equivalent to amounts in customers’ segregated funds accounts with a bank. This cash management technique was discontinued in September 2007.

NOTE 12.	Subordinated Debt

A select group of management and highly compensated employees are eligible to participate in the Broadpoint Securities Group, Inc. Deferred Compensation Plan for Key Employees (the “Key Employee

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Plan”). The employees enter into subordinated loans with Broadpoint Capital to provide for the deferral of compensation and employer allocations under the Key Employee Plan. The New York Stock Exchange has approved Broadpoint Capital’s subordinated debt agreements related to the Key Employee Plan. Pursuant to these approvals, these amounts are allowable in Broadpoint Capital’s computation of net capital. The accounts of the participants of the Key Employee Plan are credited with earnings and/or losses based on the performance of various investment benchmarks selected by the participants. Maturities of the subordinated debt are based on the distribution election made by each participant, which may be deferred to a later date by the participant. As of February 28, 2007, the Company no longer permits any new amounts to be deferred under the Key Employee Plan.

Principal debt repayment requirements, which occur on about April 15th of each year, as of December 31, 2008, are as follows:

(In thousands of dollars)

2009	$465
2010	287
2011	108
2012	207
2013	185
2014 to 2016	410

Total	$1,662

NOTE 13.	Commitments and Contingencies

FA Technology Ventures

As of December 31, 2008, the Company had a commitment to invest up to an additional $1.3 million in the Partnership. The investment period expired in July 2006, however, the general partner of the Partnership, FATV GP LLC (the “General Partner”), may continue to make capital calls up through July 2011 for additional investments in portfolio companies and for the payment of management fees. The Company intends to fund this commitment from operating cash flow. The Partnership’s primary purpose is to provide investment returns consistent with risks of investing in venture capital. In addition to the Company, certain other limited partners of the Partnership are officers or directors of the Company. The majority of the commitments to the Partnership are from non-affiliates of the Company.

The General Partner is responsible for the management of the Partnership, including among other things, making investments for the Partnership. The members of the General Partner are George McNamee, a Director of the Company, Broadpoint Enterprise Funding, Inc., a wholly-owned subsidiary of the Company, and certain other employees of FATV. Subject to the terms of the partnership agreement, under certain conditions, the General Partner is entitled to share in the gains received by the Partnership in respect of its investment in a portfolio company.

As of December 31, 2008, the Company had an additional commitment to invest up to $0.1 million in EIF. The investment period expired in July 2006, but the General Partner may continue to make capital calls up through July 2011 for additional investments in portfolio companies and for the payment of management fees. The Company anticipates that this will be funded by the Company through operating cash flow.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

On April 30, 2008, the Company entered into a Transition Agreement (the “Transition Agreement”) with FATV, FA Technology Holding, LLC (“NewCo”), Mr. McNamee, and certain other employees of FATV (such individuals, collectively, the “FATV Principals”), to effect a restructuring of the investment management arrangements relating to the Partnership, and the formation of FA Technology Ventures III, L.P., a new venture capital fund (“Fund III”). This restructuring will result in FATV ceasing to advise the Partnership and the creation of a new investment advisory company (“NewCo”). Fund III will be sponsored and managed by NewCo (which is independent of the Company and owned by certain of the FATV Principals) and its subsidiaries. The Company’s Audit Committee approved of the transactions pursuant to its Related Party Transactions Policy.

Concurrent with the first closing of Fund III (the “Trigger Date”), FATV will assign all of its rights, interests, obligations and liabilities as investment advisor to the Partnership to NewCo. FATV will continue to operate consistent with current practice (operations, staffing and expenses) for the purpose of performing its duties to the Partnership, and the Company will provide funding for such operations through the date that is the earlier to occur of (i) the Trigger Date and (ii) December 31, 2008.

Pursuant to the Transition Agreement, and subject to certain conditions, the Company will make a capital commitment of $10 million to Fund III (the “Broadpoint Commitment”) at the first closing of Fund III at which the total commitments to Fund III (excluding the Broadpoint Commitment) exceed a threshold amount. If such threshold is not met at the first closing, the Broadpoint commitment shall be made at the closing at which the threshold is met; provided that if such threshold is not reached by June 30, 2009, the Company’s obligation to make the Broadpoint Commitment shall terminate. The Company will also receive an equity interest in the general partner of Fund III, subject to the making of the Broadpoint Commitment. In addition, the Company will have the right to receive additional compensation for capital commitments made to Fund III from certain investors introduced by its affiliates.

It is also contemplated that, on the Trigger Date, each of the FATV Principals will resign from FATV and/or the Company, as the case may be. The Company has also agreed to assign to NewCo the name “FA Technology.”

Although the Transition Agreement provides that the Company was no longer obligated, as of January 1, 2009, to fund expenses related to operations and staffing of the existing fund, or expenses related to organization and marketing of Fund III, the Company has continued to fund such expenses. The Transition Agreement provides that if the first closing of Fund III does not occur on or before March 31, 2009, the parties’ rights and obligations under the Transition Agreement shall automatically terminate, except as follows: (a) certain non-solicitation obligations of the FATV Principals shall continue and (b) upon the initial closing of any subsequent venture capital fund sponsored by NewCo or any 4 of the 6 FATV Principals before June 30, 2009, NewCo or such FATV Principals shall cause NewCo or such subsequent fund to reimburse the Company for any expenses related to the organization and marketing of Fund III funded by the Company.

Mandatory Redeemable Preferred Stock

On June 27, 2008 the Company entered into a Preferred Stock Purchase Agreement (the “Preferred Stock Purchase Agreement”) with Mast for the issuance and sale of (i) 1,000,000 newly-issued unregistered shares of Series B Preferred Stock and (ii) warrant to purchase 1,000,000 shares of the Company’s common stock, at an exercise price of $3.00 per share, for an aggregate cash purchase price of $25 million. Cash dividends of 10 percent per annum must be paid quarterly on the Series B Preferred Stock, while an additional dividend of 4 percent per annum accrues and is cumulative, if not otherwise paid quarterly at the option of the Company. The Series B Preferred Stock must be redeemed on or before June 27, 2012. (See “Mandatory Redeemable Preferred Stock,” Note 14.)

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The redemption prices are as follows:

Premium
Date	Call Factor

Prior to and including June 26, 2009	1.07
From June 27, 2009 to December 27, 2009	1.06
From December 28, 2009 to June 27, 2010	1.05
From June 28, 2010 to December 27, 2011	1.04
From December 28, 2011 to June 2012	1.00

Contingent Consideration:  On May 14, 2004, the Company acquired 100 percent of the outstanding common shares of Descap Securities Inc., subsequently known as Broadpoint Securities. Per the stock purchase agreement, the sellers were to receive future contingent consideration based on the following: For each of the three years ending May 31, 2005, May 31, 2006 and May 31, 2007, if Broadpoint Securities’ Pre-Tax Net Income (exclusive of certain intercompany charges, as defined) (i) is greater than $10 million, the Company was to pay to the sellers an aggregate amount equal to fifty percent (50%) of Broadpoint Securities’ Pre-Tax Net Income for such period or (ii) is equal to or less than $10 million, the Company was to pay them an aggregate amount equal to forty percent (40%) of Broadpoint Securities’ Pre-Tax Net Income for such period. Based upon Broadpoint Securities’ Pre-Tax Net Income from June 1, 2004 through May 31, 2005, $2.2 million on contingent consideration was paid to the Sellers and from June 1, 2005 through May 31, 2006, $1.0 million of contingent consideration was paid to the Sellers on May 29, 2008. Based upon Broadpoint Securities’ Pre-Tax Net Income from June 1, 2006 to May 31, 2007, no contingent consideration was payable to the Sellers for this period.

On October 2, 2008, the Company acquired 100 percent of the outstanding common shares of American Technology Research Holdings, Inc. (“AmTech”), subsequently known as Broadpoint AmTech. Per the stock purchase agreement, the sellers were to receive future contingent consideration consisting of approximately 100 percent of the profits earned by Broadpoint AmTech in the fourth quarter of fiscal year 2008 and all of fiscal years 2009, 2010 and 2011, up to an aggregate of $15 million in profits. The Sellers also will have the right to receive earn-out payments consisting of 50 percent of such profits in excess of $15 million. All such earn-out payments will be paid 50 percent in cash and, depending on the recipient thereof, either 50 percent in Company common stock, which will be subject to transfer restrictions that will lapse ratably over the three years following issuance, or 50 percent in restricted stock from the Incentive Plan, subject to vesting based on continued employment with Broadpoint AmTech. Based on the profits earned by Broadpoint AmTech in the fourth quarter of fiscal year 2008, $0.9 million of contingent consideration has been accrued at December 31, 2008.

On September 14, 2007, the Company consummated the sale of the Municipal Capital Market Group of its subsidiary, Broadpoint Capital to DEPFA. In connection with such sale, the Company recognized a pre-tax gain on sale in the amount of $7.9 million. Pursuant to the asset purchase agreement, the Company was required to deliver an estimate of the accrued bonuses at closing and a final accrued bonus calculation thirty days following closing. The Company accrued the bonus consistent with the asset purchase agreement. All items arising from the sale of the Municipal Capital Markets Group were reflected in the Gain on Sale of Discontinued Operations. This includes the closing bonuses paid to employees and the reversal of restricted stock and deferred cash amortization as a result of the employees’ termination of employment. On October 30, 2007, DEPFA provided the Company notice that it was exercising its option pursuant to the agreement to appoint an independent accounting firm to conduct a special audit of the final accrued bonus amount. On June 26, 2008, DEPFA provided the Company notice that it was withdrawing its dispute of the final accrued bonus amount.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Leases:  The Company’s headquarters and sales offices, and certain office and communication equipment, are leased under non-cancelable operating leases, certain of which contain renewal options and escalation clauses, and which expire at various times through 2021. To the extent the Company is provided tenant improvement allowances funded by the lessor, they are amortized over the initial lease period and serve to reduce rent expense. To the extent the Company is provided free rent periods, the Company recognizes the rent expense over the entire lease term on a straightline basis.

On November 2, 2007, the Company entered into a Fifth Amendment to Sub-Lease Agreement (the “Albany Fifth Amendment”) with Columbia 677, L.L.C. (the “Albany Landlord”) pursuant to which the Company’s Sub-lease-Agreement with the Landlord dated August 12, 2003 concerning the lease of certain space in the building located at 677 Broadway, Albany, New York (the “Albany Premises”) was amended. The Amendment provided that the Company was to surrender a total of 15,358 square feet (the “Surrender Premises”) of the Albany Premises, a portion at a time, on or before three surrender dates: November 15, 2007, December 15, 2007 and April 1, 2008. If the Company failed to vacate the portion of the Surrender Premises on the applicable surrender dates, it would owe the Landlord $1,667 for each day of such failure. The Company failed to vacate 1,398 square feet of the Surrender Premises by April 1, 2008 and as a result began to incur the daily fee on such date. The Company vacated such portion of the Surrender Premises on April 25, 2008, and paid the Albany Landlord approximately $42,000. In consideration of the Landlord agreeing to the surrender of the Surrender Premises, the Amendment provided that the Company shall pay the Landlord a surrender fee equal to $1,050,000 payable in three installments, all of which were paid as of June 30, 2008.

On June 19, 2008, the Company entered into a Sixth Amendment to Sub-Lease Agreement amending a Sub-Lease Agreement dated August 12, 2003, as previously amended, by and between the Company and the Albany Landlord. Pursuant thereto and on certain conditions specified therein, the parties agreed that Tenant shall be entitled to surrender the entire 12th floor of the Building consisting of 6,805 square feet of space (the “12th Floor Surrender Premises”), reducing Tenant’s rentable square footage of leased property in the Building to 2,953 square feet. The Company vacated the 12th Floor Surrender Premises by June 30, 2008. In consideration therefore the Company paid the Landlord $388,703. This amount is included in Restructuring in the Company’s Statement of Operations.

On June 23, 2008, the Company entered into a Seventh Amendment of Lease (the “NYC Amendment”), amending the Agreement of Lease dated March 21,1996, as previously amended, by and between the Company and One Penn Plaza LLC (“NYC Landlord”), a New York limited liability company, for the lease of certain property located at One Penn Plaza, New York, New York. Pursuant thereto and on certain conditions specified therein, the parties agree that the term of the Lease for all of the premises currently leased by the Company on the 41st Floor and a portion of the premises on the 40th Floor expired on October 31, 2008, as provided under existing lease terms, but that the term of the Company’s lease of the entire 42nd Floor and the remaining premises on the 40th Floor shall be extended until March 31, 2021, subject to further renewal. Under the NYC Amendment, the NYC Landlord will perform certain base building work, and will also provide a cash contribution of up to $1,582,848 towards the Company’s improvements. At the Company’s election, and pursuant to certain conditions, the Company may elect to convert a portion of such cash contribution (up to $1,000,000) to a rent credit equal to 90 percent of the amount so converted. In connection with the execution and delivery of the Amendment, the Company is required to provide to NYC Landlord a security deposit in the amount of $2,107,490, either as cash or a letter of credit, to secure the performance of the Company’s obligations under the Lease. Under certain conditions, the Company is entitled to reduce the security deposit to $1,208,708 on April 1, 2014. An irrevocable standby letter of credit in favor of the NYC Landlord was issued in the amount of $2,107,490 by the Bank of New York Mellon on behalf of the Company.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

On November 18, 2008, the Company entered into a Sublease (the “SF Sublease”), by and between the Company and Jefferies & Company, Inc. (“Subtenant”), a Delaware corporation, for the lease of 19,620 square feet on the 24th floor at the building known as Post Montgomery Center, One Montgomery Tower, San Francisco, California. The subleased premises were originally leased by the Company from Post-Montgomery Associates (the “Master Landlord”) pursuant to an Office Lease dated as of March 31, 2005. The term of the SF Sublease commences on the earlier of (i) April 1, 2009 or (ii) the date Subtenant opens for business in the subleased premises and expires July 30, 2015; however, Subtenant’s obligation to pay rent does not commence until July 1, 2009. Subtenant does not have any right to renew the term of the SF Sublease. In connection with the execution and delivery of the SF Sublease, and pursuant to the terms of a Consent to Sublease, Recognition Agreement and Amendment to Lease, the Company is required to provide to Master Landlord a security deposit in the amount of $338,981 in the form of an irrevocable letter of credit (the “LOC”). Under certain conditions, the Company has the right to reduce the LOC through January 1, 2015. The Company arranged for such a letter of credit in favor of Landlord in the amount of $338,981 issued by The Bank of New York Mellon.

On October 31, 2008, the Company entered into an Office Lease (the “Tower 49 Lease”), by and between the Company and Kato International LLC, (“KATO”) for the lease of 16,000 rental square feet consisting of the 31st floor of 12 East 49th Street, New York, New York 10017. The term of the Lease is for a term of ten years and two months, commencing on November 1, 2008; however, the obligation to pay rent did not commence until January 14, 2009. The Company has a one time right of early termination as of December 31, 2013, upon the payment of a $900,000 early termination fee and notice provided to the KATO not less than fifteen (15) months prior to December 31, 2013. KATO will endeavor to provide notice to the Company if any full floor above the 24th floor becomes available for leasing until September 30, 2012. However, the Company has no option, right of first refusal or other right as to same. In connection with the execution and delivery of the Lease, the Company provided to KATO a security deposit in the amount of $1,324,000.00 in the form of an irrevocable letter of credit. Under certain conditions, the Company has the right to reduce the security deposit by $220,667 on each of July 1, 2010, January 1, 2012 and July 1, 2013, but in no event shall the security deposit be reduced below $662,000. The Company arranged for such a letter of credit in favor of Landlord in the amount of $1,324,000 issued by The Bank of New York Mellon.

Future minimum annual lease payments, and sublease rental income, are as follows:

	Future
	Minimum	Sublease
	Lease	Rental	Net Lease
	Payments	Income	Payments
(In thousands of dollars)

2009	6,877	1,177	5,700
2010	7,695	1,536	6,159
2011	7,385	1,477	5,908
2012	7,342	1,477	5,865
2013	7,351	1,419	5,932
Thereafter	38,105	1,243	36,862

Total	$74,755	$8,329	$66,426

Annual rental expense, net of sublease rental income, for the years ended December 31, 2008, 2007 and 2006 approximated $4.5 million, $4.9 million, and $4.8 million, respectively.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Litigation

In 1998, the Company was named in lawsuits by Lawrence Group, Inc. and certain related entities (the “Lawrence Parties”) in connection with a private sale of Mechanical Technology Inc. stock from the Lawrence Parties that was approved by the United States Bankruptcy Court for the Northern District of New York (the “Bankruptcy Court”). The Company acted as placement agent in that sale, and a number of persons who were employees and officers of the Company at that time, who have also been named as defendants, purchased shares in the sale. The complaints alleged that the defendants did not disclose certain information to the sellers and that the price approved by the court was therefore not proper. The cases were initially filed in the Bankruptcy Court and the United States District Court for the Northern District of New York (the “District Court”), and were subsequently consolidated in the District Court. The District Court dismissed the cases, and that decision was subsequently vacated by the United States Court of Appeals for the Second Circuit, which remanded the cases for consideration of the plaintiffs’ claims as motions to modify the Bankruptcy Court sale order. The plaintiffs’ claims were referred back to the Bankruptcy Court for such consideration. In February 2009, the Bankruptcy Court dismissed the motions in their entirety. Plaintiffs have filed a notice of appeal, which would be heard by the District Court. The Company believes that it has strong defenses and intends to vigorously defend itself against the plaintiffs’ claims, and believes the claims lack merit. However, an unfavorable resolution could have a material adverse effect on the Company’s financial position, results of operations and cash flows in the period which resolved.

In early 2008, Broadpoint Capital hired Tim O’Connor and 9 other individuals to form a new restructuring and recapitalization group within Broadpoint Capital’s Investment Banking segment. Mr. O’Connor, the new head of Broadpoint Capital’s Investment Banking Division, and each of the other employees are former employees of Imperial Capital, LLC (“Imperial”). Upon Broadpoint Capital’s hiring of these employees, Imperial commenced an arbitration proceeding against Broadpoint Capital, Mr. O’Connor, another employee hired by Broadpoint Capital and a former employee of Imperial who is not employed by Broadpoint Capital before the Financial Industry Regulatory Authority (“FINRA”). In the arbitration, Imperial alleged various causes of action against Broadpoint Capital as well as the individuals based upon alleged violations of restrictive covenants in employee contracts relating to the non-solicitation of employees and clients. Imperial claimed damages in excess of $100 million. Concurrently with the filing of the arbitration proceeding, Imperial sought and obtained a temporary restraining order in New York State Supreme Court, pending the conclusion of the FINRA arbitration hearing, enjoining Broadpoint from disclosing or making use of any confidential information of Imperial, recruiting or hiring any employees of Imperial and seeking or accepting as a client any client of Imperial, except those clients for whom any of the hired individuals had provided services as a registered representative while employed by Imperial. On April 17, 2008, Broadpoint Capital, the other respondents, and Imperial entered into a Partial Settlement whereby Imperial’s claims for injunctive relief were withdrawn and it was agreed the temporary restraining order would be vacated. Imperial’s remaining claim for damages arbitrated before FINRA at a hearing in September 2008. The Partial Settlement provides, among other things, for the potential future payment of amounts from Broadpoint to Imperial contingent upon the successful consummation of, or receipt of fees in connection with, certain transactions. On September 16, 2008, the Company agreed to a Settlement resolving all remaining claims among the parties. In particular, in exchange for a $500,000 payment from Broadpoint Capital, Imperial released its claims against the respondents. In addition, the respondents released the claims and defenses raised by them against Imperial (including third-party claims asserted against Imperial by Tim O’Connor), and the FINRA case was dismissed. The terms and conditions of the Partial Settlement remain in effect.

Due to the nature of the Company’s business, the Company and its subsidiaries are now, and likely in the future will be, involved in a variety of legal proceedings, including the matters described above. These include litigation, arbitrations and other proceedings initiated by private parties and arising from our underwriting, financial advisory or other transactional activities, client account activities and employment matters. Third parties who assert claims may do so for monetary damages that are substantial, particularly relative to the

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Company’s financial position. In addition, the securities industry is highly regulated. The Company and its subsidiaries are subject to both routine and unscheduled regulatory examinations of its business and investigations of securities industry practices by governmental agencies and self-regulatory organizations. In recent years securities firms have been subject to increased scrutiny and regulatory enforcement activity. Regulatory investigations can result in substantial fines being imposed on the Company and/or its subsidiaries. Periodically the Company and its subsidiaries receive inquiries and subpoenas from the SEC, state securities regulators and self-regulatory organizations. The Company does not always know the purpose behind these communications or the status or target of any related investigation. The responses to these communications have in the past resulted in the Company and/or its subsidiaries being cited for regulatory deficiencies, although to date these communications have not had a material adverse effect on the Company’s business.

The Company has taken reserves in its financial statements with respect to legal proceedings to the extent it believes appropriate. However, accurately predicting the timing and outcome of legal proceedings, including the amounts of any settlements, judgments or fines, is inherently difficult insofar as it depends on obtaining all of the relevant facts (which is sometimes not feasible) and applying to them often-complex legal principles. Based on currently available information, the Company does not believe that any litigation, proceeding or other matter to which it is are a party or otherwise involved will have a material adverse effect on its financial position, results of operations and cash flows although an adverse development, or an increase in associated legal fees, could be material in a particular period, depending in part on the Company’s operating results in that period.

Collateral

As of December 31, 2007 and 2008, the Company has not received securities as collateral.

Letters of Credit

The Company is contingently liable under bank stand-by letter of credit agreements, executed in connection with office leases, totaling $4.0 million at December 31, 2008. The letter of credit agreements were collateralized by cash of $4.0 million at December 31, 2008.

Other

The Company utilizes various economic hedging strategies to actively manage its market, credit and liquidity exposures. The Company also may purchase and sell securities on a when-issued basis. At December 31, 2008, the Company had no outstanding underwriting commitments, had not purchased or sold any securities on a when-issued basis, and had entered into sale agreements on TBA mortgage-backed securities in the amount of $151.2 million and purchase agreements in the amount of $5.1 million.

NOTE 14.	Mandatory Redeemable Preferred Stock

On June 27, 2008 the Company entered into the Preferred Stock Purchase Agreement with Mast for the issuance and sale of (i) 1,000,000 newly-issued unregistered shares of Series B Preferred Stock and (ii) a warrant to purchase 1,000,000 shares of the Company’s common stock, at an exercise price of $3.00 per share (the “Warrant”), for an aggregate cash purchase price of $25 million. The Series B Preferred Stock is recorded as a liability per SFAS No. 150, Accounting For Certain Financial Instruments with Characteristics of Both Liabilities and Equity.

The Preferred Stock Purchase Agreement and the Series B Preferred Stock include, among other things, certain negative covenants and other rights with respect to the operations, actions and financial condition of the Company and its subsidiaries so long as the Series B Preferred Stock remains outstanding. Cash dividends of 10 percent per annum must be paid on the Series B Preferred Stock quarterly, while an additional dividend

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of 4 percent per annum accrues and is cumulative, if not otherwise paid quarterly at the option of the Company. The Series B Preferred Stock must be redeemed on or before June 27, 2012.

The redemption prices are as follows:

Premium
Date	Call Factor

Prior to and including June 26, 2009	1.07
From June 27, 2009 to December 27, 2009	1.06
From December 28, 2009 to June 27, 2010	1.05
From June 28, 2010 to December 27, 2011	1.04
From December 28, 2011 to June 2012	1.00

The Warrant is subject to customary anti-dilution provisions and expires June 27, 2012. Concurrently with the execution of the Preferred Stock Purchase Agreement, the Company and Mast entered into a Registration Rights Agreement, dated as of June 27, 2008 (the “Registration Rights Agreement”), with respect to the shares of Common Stock that are issuable to Mast pursuant to the Warrant (the “Warrant Shares”). Pursuant to the Registration Rights Agreement, Mast has the right to request registration of the Warrant Shares if at any time the Company proposes to register common stock for its own account or for another, subject to certain exceptions for underwriting requirements. In addition, under certain circumstances Mast may demand a registration of no less than 300,000 Warrant Shares. The Company must register such Warrant Shares as soon as practicable and in any event within forty-five (45) days after the demand. The Company will bear all of the costs of all such registrations other than underwriting discounts and commissions and certain other expenses.

Concurrently with the execution of the Preferred Stock Purchase Agreement, the Company and Mast entered into a Preemptive Rights Agreement (the “Preemptive Rights Agreement”). The Preemptive Rights Agreement provides that in the event that the Company proposes to offer or sell any equity securities of the Company below the current market price, the Company shall first offer such securities to Mast to purchase; provided, however, that in the case of equity securities being offered to MatlinPatterson, Mast shall only have the right to purchase its pro rata share of such securities (based upon common stock ownership on a fully diluted basis). If Mast exercises such right to purchase the offered securities, Mast must purchase all (but not a portion) of such securities for the price, terms and conditions so proposed. The preemptive rights do not extend to (i) common stock issued to employees or directors pursuant to a plan or agreement approved by the Board of Directors, (ii) issuance of securities pursuant to a conversion of convertible securities, (iii) stock splits or stock dividends or (iv) issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise.

The Black-Scholes option pricing model is used to determine the fair value of Warrant.

NOTE 15.	Temporary Capital

In connection with the Company’s acquisition of Broadpoint Securities, the Company issued 549,476 shares of stock which provided the Sellers the right (the “put right”) to require the Company to purchase back the shares issued, at a price of $6.14 per share. Accordingly, the Company has previously recognized as temporary capital the amount that it would have been required to pay under the agreement. The Company also had the right to purchase back these shares from the Sellers at a price of $14.46 (the “call right”). As a result, the Company had classified the shares relating to the put and call rights as temporary capital. The put and call rights were to expire on the date upon which the final earn-out payment in connection with the acquisition was required to be made. The earn-out period ended on May 31, 2007 and the final earn-out payment was made on May 29, 2008. In June 2006, certain of the Sellers of Broadpoint Securities exercised their put rights and the Company repurchased 532,484 shares at $6.14 per share for the total amount

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of $3.3 million. The remaining put rights expired as of May 29, 2008. Subsequently, the Company reclassified the temporary capital to stockholders’ equity.

NOTE 16.	Stockholders’ Equity

MatlinPatterson Transaction

On September 21, 2007, the Company closed the investment from an affiliate of MatlinPatterson in which the Company received net proceeds from the sale of common stock of $45.8 million. Pursuant to the Investment Agreement, MatlinPatterson, received 41.5 million newly issued shares and two co-investors received a total of 0.5 million newly issued shares which represent approximately 71.7 percent and 0.8 percent, respectively, of the issued and outstanding voting power of the Company immediately following the closing of the investment transactions. The number of shares issued to MatlinPatterson and its co-investors were subject to upward adjustment within 60 days of the Closing in accordance with the terms of the Investment Agreement based on final calculations of the Company’s net tangible book value per share. Included in the 42 million newly issued shares above, are additional shares of common stock of the Company which were issued pursuant to the upward adjustment in the amount 3.6 million, of which approximately 3.59 million shares are allocated to MatlinPatterson and approximately 0.04 million shares are allocated to the co-investors.

Dividends

In May 2005, the Board of Directors suspended the $0.05 per share dividend.

Acquisition — Broadpoint Securities, Inc.

In connection with the Company’s acquisition of Broadpoint Securities, the Company issued 549,476 shares of stock which provided the Sellers the right (the “put right”) to require the Company to purchase back the shares issued, at a price of $6.14 per share. Accordingly, the Company has previously recognized as temporary capital the amount that it would have been required to pay under the agreement. The Company also had the right to purchase back these shares from the Sellers at a price of $14.46 (the “call right”). As a result, the Company had classified the shares relating to the put and call rights as temporary capital. The put and call rights were to expire on the date upon which the final earn-out payment in connection with the acquisition was required to be made. The earn-out period ended on May 31, 2007 and the final earn-out payment was made on May 29, 2008. In June 2006, certain of the Sellers of Broadpoint Securities exercised their put rights and the Company repurchased 532,484 shares at $6.14 per share for the total amount of $3.3 million. The remaining put rights expired as of May 29, 2008. Subsequently, the Company reclassified the temporary capital to stockholders’ equity.

Rights Plan

On March 27, 1998, the Board of Directors adopted a Shareholder Rights Plan. The rights were distributed as a dividend of one right for each share of Broadpoint Securities Group, Inc common stock outstanding, with a record date of March 30, 1998. Management believes the Shareholder Rights Plan is intended to deter coercive takeover tactics and strengthen the Company’s ability to deal with an unsolicited takeover proposal.

On May 14th, 2007, in connection with the MatlinPatterson investment transaction, the Company amended the Rights Agreement. Pursuant to the Rights Amendment, the definition of an “Acquiring Person”, as defined in the Rights Agreement, was amended to provide that MatlinPatterson, its affiliates or any group (as defined in Section 13(d) of the Exchange Act) in which it is a member would not become an Acquiring Person as a result of the execution and delivery of the Voting Agreements (as defined in the Investment Agreement) and the consummation of the transactions contemplated by the Investment Agreement. In addition, the definitions

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of “Distribution Date” and “Shares Acquisition Date”, as defined in the Rights Agreement, were amended to provide that the execution and delivery of the Voting Agreements and the Investment Agreement and the consummation of the investment transaction contemplated by the Investment Agreement would not result in the occurrence of a Distribution Date or a Shares Acquisition Date.

The rights expired on March 30, 2008.

Warrants

In 2003, the Company issued a Senior Note dated June 13, 2003 for $10 million with a fixed interest rate of 8.5%, payable semiannually and maturing on June 30, 2010. After adjustments related to anti-dilutive provisions stemming from the MatlinPatterson and Mast investments there were 483,601 warrants issued to the purchasers of the Senior Note, which are exercisable between $9.10 and $10.42 per share through June 13, 2010. The Senior Note was paid in full in March 2006, while the warrants are still outstanding.

Deferred Compensation and Employee Stock Trust

The Company has adopted or may hereafter adopt various nonqualified deferred compensation plans (the “Deferred Plans”) for the benefit of a select group of highly compensated employees who contribute significantly to the continued growth and development and future business success of the Company. Deferred Plan participants may elect under the Deferred Plans to have the value of their Deferred Plans Accounts track the performance of one or more investment benchmarks available under the Deferred Plans, including Broadpoint Securities Group Common Stock Investment Benchmark, which tracks the performance of the Company’s common stock. With respect to the Broadpoint Securities Group Common Stock Investment Benchmark, the Company contributes Company Stock to a rabbi trust (the “Trust”) it has established in connection with meeting its related liability under the Deferred Plans. As of February 28, 2007, the Company no longer permits any new amounts to be deferred under its current Deferred Plans.

Assets of the Trust have been consolidated with those of the Company. The value of the Company’s common stock at the time contributed to the Trust has been classified in stockholders’ equity and generally accounted for in a manner similar to treasury stock.

The deferred compensation arrangement requires the related liability to be settled by delivery of a fixed number of shares of Company common stock. Accordingly, the related liability is classified in equity under deferred compensation and changes in the fair market value of the amount owed to the participant in the Deferred Plan is not recognized.

Mast Private Placement

On March 4, 2008 the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”) with MatlinPatterson, Mast and certain Individual Investors listed on the signature pages to the Stock Purchase Agreement (the “Individual Investors”, and together with the MatlinPatterson and Mast, the “Investors”) for the issuance and sale of 11,579,592 newly-issued unregistered shares of common stock of the Company, for an aggregate cash purchase price of approximately $19.7 million.

Concurrently with the execution of the Stock Purchase Agreement, the Company entered into a Registration Rights Agreement, dated as of March 4, 2008 (the “Mast Registration Rights Agreement”), with Mast with respect to the shares that Mast purchased in the Private Placement (the “Mast Shares”). Pursuant to the Mast Registration Rights Agreement, the Company was required to file a registration statement within 30 days following March 4, 2008 with the Securities and Exchange Commission for the registration resale of the Mast Shares in an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Mast Shelf Registration”). The Company agreed to bear all of the costs of the Mast Shelf Registration other than underwriting discounts and commissions and certain other expenses. On April 1, 2008, the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Company filed a registration statement on Form S-3 for the registration resale of the Mast Shares and, on April 29, 2008, the Company’s registration statement was declared effective.

Mast Warrant

On June 27, 2008, the Company entered into the Preferred Stock Purchase Agreement with Mast for the issuance and sale of (i) 1,000,000 newly-issued unregistered shares of Series B Preferred Stock and (ii) a warrant to purchase 1,000,000 shares of the Company’s common stock, at an exercise price of $3.00 per share (the “Warrant”), for an aggregate cash purchase price of $25 million.

The Warrant is subject to customary anti-dilution provisions and expires June 27, 2012. Concurrently with the execution of the Preferred Stock Purchase Agreement, the Company and Mast entered into a Registration Rights Agreement, dated as of June 27, 2008 (the “Registration Rights Agreement”), with respect to the shares of Common Stock that are issuable to Mast pursuant to the Warrant (the “Warrant Shares”). Pursuant to the Registration Rights Agreement, Mast has the right to request registration of the Warrant Shares if at any time the Company proposes to register common stock for its own account or for another, subject to certain exceptions for underwriting requirements. In addition, under certain circumstances Mast may demand a registration of no less than 300,000 Warrant Shares. The Company must register such Warrant Shares as soon as practicable and in any event within forty-five (45) days after the demand. The Company will bear all of the costs of all such registrations other than underwriting discounts and commissions and certain other expenses.

Concurrently with the execution of the Preferred Stock Purchase Agreement, the Company and Mast entered into a Preemptive Rights Agreement (the “Preemptive Rights Agreement”). The Preemptive Rights Agreement provides that in the event that the Company proposes to offer or sell any equity securities of the Company below the current market price, the Company shall first offer such securities to Mast to purchase; provided, however, that in the case of equity securities being offered to MatlinPatterson, Mast shall only have the right to purchase its pro rata share of such securities (based upon common stock ownership on a fully diluted basis). If Mast exercises such right to purchase the offered securities, Mast must purchase all (but not a portion) of such securities for the price, terms and conditions so proposed. The preemptive rights do not extend to (i) common stock issued to employees or directors pursuant to a plan or agreement approved by the Board of Directors, (ii) issuance of securities pursuant to a conversion of convertible securities, (iii) stock splits or stock dividends or (iv) issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise.

Acquisition — American Technologies Research Holdings, Inc.

In connection with the Company’s acquisition of American Technology Research Holdings, Inc. (“AmTech”) the Company purchased the AmTech common stock for a purchase price of $10.0 million in cash, an aggregate of 2,676,437 shares of common stock, par value $0.01 per share, of the Company, which are subject to transfer restrictions that will lapse ratably over the three years following the closing, and an aggregate of 323,563 shares of restricted stock (the “Restricted Stock Consideration”) from the Incentive Plan, subject to vesting over a three year period based on continued employment with Broadpoint AmTech. The Restricted Stock Consideration was paid on January 2, 2009, pursuant to the terms of the agreement. The Sellers will also have the right to receive certain earn-out payments, consisting of approximately 100 percent of the profits earned by Broadpoint AmTech in the fourth quarter of fiscal year 2008 and all of fiscal years 2009, 2010 and 2011, up to an aggregate of $15 million in profits. The Sellers also will have the right to receive earn-out payments consisting of 50 percent of such profits in excess of $15 million. All such earn-out payments will be paid 50 percent in cash and, depending on the recipient thereof, either 50 percent in Company common stock, which will be subject to transfer restrictions that will lapse ratably over the three years following issuance, or 50 percent in restricted stock from the Incentive Plan, subject to vesting based on

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

continued employment with Broadpoint AmTech. At December 31, 2008 the Company had accrued $0.9 million for contingent consideration.

NOTE 17.	Income Taxes

The components of Income (loss) from continuing operations before income taxes follow:

	2008	2007	2006
(In thousands of dollars)

U.S	$(17,278)	$(19,191)	$(43,813)
Foreign	(22)	(186)	(158)

Total	$(17,300)	$(19,377)	$(43,971)

The income tax provision was allocated as follows for the years ended December 31:

	2008	2007	2006
(In thousands of dollars)

Loss from continuing operation	$2,424	$(4,703)	$(828)
Income from discontinued operations	—	4,747	959
Stockholders’ equity (additional paid-in capital)	—	(122)	—

Total	$2,424	$(78)	$131

Pursuant to the intraperiod allocation rules in FASB Statement No. 109, the Company recorded an income tax benefit in continuing operations to offset tax expense recorded in discontinued operations in 2007 and 2006, despite the valuation allowance position. The gains in discontinued operations for the years ended December 31, 2007 and 2006 were due to the sale and related discontinuance of the Municipal Capital Markets division.

The components of income taxes attributable to loss from continuing operations, net of valuation allowance, consisted of the following for the years ended December 31:

	2008	2007	2006
(In thousands of dollars)

Federal
Current	$—	$(3,524)	$(501)
Deferred	—	—	—
State and local
Current	2,424	(861)	(327)
Deferred	—	(318)	—

Total income tax expense (benefit)	$2,424	$(4,703)	$(828)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The expected income tax expense (benefit) using the federal statutory rate differs from income tax benefit pertaining to pretax loss from continuing operations as a result of the following for the years ended December 31:

	2008	2007	2006
(In thousands of dollars)

Income taxes at federal statutory rate @ 35%	$(5,174)	$(11,069)	$(16,604)
Graduated tax rates	148	316	475
State and local income taxes, net of federal income taxes and state valuation allowance	(1,205)	(756)	(201)
Meals and entertainment	156	106	134
Other compensation	281	883	365
Preferred stock dividends	676	—
Uncertain tax positions	2,424	—	—
Goodwill impairment	—	—	2,682
Appreciated stock contribution	—	—	—
Other, including reserve adjustments	(52)	1	436
Alternative minimum tax	—	47	21
Change in federal and foreign valuation allowance	5,170	5,769	11,864

Total income tax expense (benefit)	$2,424	$(4,703)	$(828)

The deferred tax assets and liabilities consisted of the following at December 31:

	2008	2007
(In thousands of dollars)

Securities held for investment	$(732)	$(1,550)
Fixed assets	2,830	1,685
Deferred compensation	5,581	4,460
Accrued liabilities	(40)	639
Deferred revenue	(196)	(430)
Net operating loss carryforwards	19,172	21,342
Intangible assets	(3,009)	83
Deferred tax assets under FIN 48	1,190	366
Other	229	726

Total net deferred tax asset before valuation allowance	25,025	27,321
Less valuation allowance	24,707	27,003

Total net deferred tax asset	$318	$318

The Company maintains a valuation allowance at December 31, 2008 and 2007 as a result of uncertainties related to the realization of its net deferred tax asset. The valuation allowance was established as a result of weighing all positive and negative evidence, including the Company’s history of cumulative losses over the past three years and the difficulty of forecasting future taxable income. The valuation allowance reflects the conclusion of management that is more likely than not that the benefit of the deferred tax assets will not be realized. The Company recorded a net decrease in its deferred tax valuation allowance in 2008 of $2.3 million and an increase in 2007 of $5.2 million.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2008, the Company had available approximately $0.6 million of foreign net operating loss carryforwards with indefinite expiration dates and state and local net operating loss carryforwards that are subject to various business apportionment factors and multiple jurisdictional requirements when utilized that have expiration periods of between 5 and 20 years.

At December 31, 2008, the Company had federal net operating loss carryforwards of $50.4 million, which expire between 2023 and 2028. These net operating loss carryforwards have been reduced by the estimated impact of an annual limitation described in IRC Section 382. In general, IRC Section 382 places an annual limitation on the use of certain tax attributes such as net operating losses. The annual limitation arose as a result of an ownership change of the Company’s parent which occurred on September 21, 2007. The Company is engaged in a study to finalize this estimate, and any difference is not expected to have a material impact on the financial statements because of the current valuation allowance.

As of January 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). As a result of the implementation of FIN 48, the Company recorded an increase in tax reserves of $0.7 million. The increase in tax reserves had two components, $0.6 million of which was accounted for as a reduction to the January 1, 2007 balance of retained earnings and $0.1 million which was accounted for as a reduction to the valuation allowance. Upon adoption and at December 31, 2007, the liability for unrecognized tax benefits, including applicable interest and penalties, was $1.0 million and $1.1 million, respectively.

The following table summarizes the activity related to our unrecognized tax benefits:

(In thousands of dollars)

Balance January 1, 2007	$974
Gross increases related to prior year’s tax positions	317
Expiration of the statute of limitations for the assessment of taxes	(214)

Balance December 31, 2007	$1,077
Gross increases related to current year tax positions	2,350

Balance December 31, 2008	$3,427

At adoption, January 1, 2007, the amount of unrecognized tax benefits that, if recognized, would favorably impact the effective tax rate is $0.6 million if the Company is in a full valuation allowance when the benefit is recognized and $0.5 million if the Company has no valuation allowance at the time that the benefit is recognized. The corresponding amounts are $0.7 million and $3.1 million at December 31, 2007 and December 31, 2008, respectively, if the Company maintains a full valuation allowance and $0.6 million and $2.3 million at December 31, 2007 and December 31, 2008, respectively, if the Company has no valuation allowance at the time that the benefit is recognized. The difference between the amounts of the corresponding benefits with versus without a valuation allowance is the result of the indirect tax effects of the benefit in other jurisdictions.

The Company and its subsidiaries are subject to U.S. federal income tax as well as income tax of multiple state and local jurisdictions. As of January 1, 2007 and December 31, 2007, with few exceptions, the Company and its subsidiaries were no longer subject to U.S. federal tax or state and local income tax examinations for years before 2003 and 2004, respectively. The Company presently has an ongoing audit with the State of New York.

The Company’s continuing practice is to recognize interest and penalties related to income tax matters as a component of income tax. As of December 31, 2008 and December 31, 2007, the Company had accrued approximately $0.2 million and $0.3 million, respectively, of interest and penalties included as a component of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

the unrecognized tax benefit. During the year ended December 31, 2008, $0.1 million of interest and penalties has been recognized as a component of income tax.

NOTE 18.	Benefit Plans

The Company has established several stock incentive plans through which employees of the Company have been awarded stock options, restricted stock, and restricted stock units, which expire at various times through April 25, 2017. The following is a recap of all plans as of December 31, 2008:

Shares authorized for issuance	30,632,373

Share awards used:
Stock options granted and outstanding	7,390,996
Restricted stock awards granted and unvested	7,337,546
Restricted stock units granted and unvested	6,303,214
Restricted stock units granted and vested	1,882,500
Restricted stock units committed not yet granted	1,125,000

Total share awards used	24,039,256

Shares available for future awards	6,593,117

For the twelve-month period ended December 31, 2008 and December 31, 2007, total compensation expense for share based payment arrangements was $8.3 million and $5.6 million, respectively and the related tax benefit was $0.0 for both periods. At December 31, 2008, the total compensation expense related to non-vested awards, which are expected to vest, not yet recognized is $25.3 million, which is expected to be recognized over the remaining weighted average vesting period of 3.5 years. At December 31, 2007, the total compensation expense related to non-vested awards not yet recognized was $7.8 million.

The Incentive Plan allows awards in the form of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code), nonqualified stock options, performance awards, or other stock based awards. The Incentive Plan imposes a limit on the number of shares of the Company’s common stock that may be subject to awards. On February 6, 2008, the Company’s Board of Directors authorized, and on June 5, 2008, the Company’s shareholders approved, an additional 10,675,000 shares for issuance pursuant to the Plan. An award relating to shares may be granted if the aggregate number of shares subject to then-outstanding awards, under the plan and under the pre-existing plans, plus the number of shares subject to the award being granted do not exceed the sum of (A) 25 percent of the number of shares of common stock issued and outstanding immediately prior to the grant plus (B) 10.675 million shares.

The restricted stock units committed but not yet granted are based on employment agreements for the Chairman and Chief Executive Officer and the President and Chief Operating Officer. The employment agreements include a set vesting schedule and performance targets as determined by the Board of Directors in consultation with such officer.

Cumulative Effect of Accounting Change:  Upon adoption of FAS 123(R) Share-Based Payment on January 1, 2006, the Company recognized an after-tax gain of approximately $0.4 million as the cumulative effect of a change in accounting principle, primarily attributable to the requirement to estimate forfeitures at the date of grant instead of recognizing them as incurred.

Options:  Options granted under the plans established by the Company have been granted at not less than fair market value, vest over a maximum of five years, and expire six to ten years after grant date.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Unvested options are typically forfeited upon termination. Option transactions for the three year period ended December 31, 2008, under the plans were as follows:

		Weighted
	Shares Subject	Average Exercise
	to Option	Price

Balance at December 31, 2005	2,492,809	$8.40
Options granted	—	—
Options exercised	(9,468)	5.77
Options terminated	(656,515)	8.31

Balance at December 31, 2006	1,826,826	$8.45
Options granted	100,000	1.64
Options exercised	—	—
Options terminated	(890,864)	7.93

Balance at December 31, 2007	1,035,962	8.24
Options granted	7,095,000	2.40
Options exercised	—	—
Options terminated	(739,966)	9.43

Balance at December 31, 2008	7,390,996	$2.51

At December 31, 2008, the stock options that were exercisable, 1,479,330, had a remaining average contractual term of 2.28 years. At December 31, 2007, 1,035,962 options with an average exercise price of $8.24 were exercisable; and at December 31, 2006, 1,804,056 options with an average exercise price of $8.40 were exercisable. At December 31, 2008, 7,390,996 options outstanding had an intrinsic value of $1,969,334.

The following table summarizes information about stock options outstanding under the plans at December 31, 2008:

	Outstanding			Exercisable
Exercise			Average		Average
Price		Average Life	Exercise		Exercise
Range	Shares	(Years)	Price	Shares	Price

$1.43 — $1.64	3,850,000	3.24	$1.44	1,283,334	$1.44
$3.00 — $4.00	3,345,000	5.96	3.48	3,345,000	3.48
$4.61 — $5.80	98,359	3.70	5.59	98,359	5.59
$6.00 — $7.17	12,666	4.50	6.47	12,666	6.47
$8.23 — $14.98	84,971	0.63	9.02	84,971	9.02

	7,390,996	4.45	$2.51	4,824,330	$3.08

The Black-Scholes option pricing model is used to determine the fair value of options granted. For the twelve-month period ended December 31, 2008, significant assumptions used to estimate the fair value of share based compensation awards include the following:

	2008	2007	2006

Expected term-option	6.00	6.00	—
Expected volatility	54%	44%	—
Expected dividends	—	—	—
Risk-free interest rate	2.1%	4.9%	—

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Since no options were granted during 2006, the above assumptions were not established for 2006.

Restricted Stock Awards/Restricted Stock Units:  Restricted stock awards under the plans have been valued at the market value of the Company’s common stock as of the grant date and are amortized over the period in which the restrictions are outstanding, which is typically 3-5 years. The Incentive Plan also allows for grants of restricted stock units. Restricted stock units give a participant the right to receive fully vested shares at the end of a specified deferral period. Restricted stock units are generally subject to forfeiture conditions similar to those of the Company’s restricted stock awards granted under its other stock incentive plans historically. One advantage of restricted stock units, as compared to restricted stock, is that the period during which the award is deferred as to settlement can be extended past the date the award becomes non-forfeitable, allowing a participant to hold an interest tied to common stock on a tax deferred basis. Prior to settlement, restricted stock units carry no voting or dividend rights associated with the stock ownership.

Restricted stock awards/Restricted stock units for the three year period ended December 31, 2008, under the plans were as follows:

		Weighted		Weighted
		Average		Average
		Grant-		Grant Date
	Unvested	Date	Unvested	Fair Value
	Restricted Stock	Restricted	Restricted	Restricted
	Awards	Stock	Stock Units	Stock Unit

Balance at December 31, 2005	2,234,325	$10.43	—	—
Granted	932,212	4.58	—	—
Vested	(1,011,993)	10.37	—	—
Forfeited	(366,480)	8.91	—	—

Balance at December 31, 2006	1,788,064	$7.73	—	—
Granted	—	—	5,025,000	1.54
Vested	(1,051,804)	9.38	(570,000)	1.54
Forfeited	(648,378)	6.04	—	—

Balance at December 31, 2007	87,882	$4.96	4,455,000	$1.54
Granted	7,372,060	1.89	3,643,214	2.04
Vested	(48,316)	4.30	(1,385,000)	1.54
Forfeited	(74,080)	1.37	(410,000)	1.57

Balance at December 31, 2008	7,337,546	$1.90	6,303,214	$1.80

The total fair value of awards vested, based on the market value of the stock on the vest date, during the twelve-month periods ending December 31, 2008 and 2007 was $4.4 million and $1.9 million, respectively.

Stock Based Compensation Awards:  On January 20, 2007, the Company announced an offer to eligible employees of the opportunity to rescind certain restricted stock award agreements held by such eligible employees in return for an award of stock appreciation rights. On May 17, 2007, the Company announced its determination to amend and terminate this offer. Such actions, together with the termination of the Company’s previously announced plan to reprice outstanding employee stock options, had been agreed to by the Company as part of the Company’s agreement with MatlinPatterson in connection with their investment in the Company, pursuant to which the Company agreed to terminate the offer and its previously announced plans to reprice outstanding employee stock options. The offer terminated at 11:59 p.m. EDT, May 23, 2007. As a result of this termination, the Company did not accept any tendered eligible restricted shares and all such shares remained outstanding pursuant to their original terms and conditions, including their vesting schedule.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Other

The Company also maintains a tax deferred profit sharing plan (Internal Revenue Code Section 401(k) Plan), which permits eligible employees to defer a percentage of their compensation. Company contributions to eligible participants may be made at the discretion of the Board of Directors of the Company. The Company expensed $0.4 million, $0.1 million, and $0.2 million in each of the years ended December 31, 2008, 2007, and 2006 respectively.

The Company has various other cash and benefit programs that are offered to eligible employees. Amounts awarded vest over periods ranging up to five years. Costs are amortized over the vesting period, and approximated to be $1.3 million in 2008, $0.6 million in 2007, and $2.6 million in 2006. In conjunction with the sale of the Municipal Capital Markets Group, approximately $0.01 million in deferred compensation was forfeited in 2007. Also, due to the changes in control which occurred on September 21, 2007 as a result of the MatlinPatterson investment transaction, $0.04 million in expense was recognized as accelerated vesting under the Plans.

At December 31, 2008 and December 31, 2007, there was approximately $1.3 million and $2.9 million, respectively, of accrued compensation on the Statements of Financial Condition related to deferred compensation plans provided by the Company, which will be paid out between 2009 and 2016. As of February 28, 2007, the Company no longer permits any new amounts to be deferred under these plans.

The Company has elected to apply the alternative transition method to calculate the historical pool of windfall tax benefits available as of the date of adoption of FAS 123(R) as described in FASB Staff Position No. FAS 123(R)-3.

Deferred tax assets relating to tax benefits of employee stock option grants have been reduced to reflect exercises for the year ended December 31, 2008. Some exercises resulted in tax deductions in excess of previously recorded benefits based on the option value at the time of grant (“windfalls’). Although these additional tax benefits or “windfalls” are reflected in net operating tax loss carryforwards, pursuant to SFAS 123(R), the additional tax benefit associated with the “windfall” is not recognized until the deduction reduces taxes payable. Accordingly, since the tax benefit does not reduce our current taxes payable for the year ended December 31, 2008 due to net operating loss carryforwards, these “windfall” tax benefits are not reflected in our net operating losses in deferred tax assets for the year ended December 31, 2008. “Windfalls” included in net operating loss carryforwards but not reflected in deferred tax assets for the year ended December 31, 2008 are $0.1 million.

NOTE 19.	Net Capital Requirements

Broadpoint Capital is subject to the net capital requirements of Rule 15c3-1 of the Securities and Exchange Act of 1934 as amended (the “Net Capital Rule”), which requires the maintenance of a minimum net capital. Broadpoint Capital has elected to use the alternative method permitted by the rule, which requires it to maintain a minimum net capital amount of 2 percent of aggregate debit balances arising from customer transactions as defined or $0.25 million, whichever is greater. As of December 31, 2008, Broadpoint Capital had net capital, as defined, of $26.3 million and $26.1 million in excess of the $0.25 million required minimum net capital.

Broadpoint AmTech is also subject to the Net Capital Rule which requires the maintenance of minimum net capital of $100,000 or 6 2/3 percent of aggregate indebtedness, whichever is greater. Aggregate indebtedness to net capital shall not exceed 15:1. At December 31, 2008, Broadpoint AmTech had net capital, as defined, of $1.1 million, which was $1.2 million in excess of its required minimum net capital of $0.2 million. Broadpoint AmTech ratio of aggregate indebtedness to net capital was 2.5:1.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 20.	Trading Activities

As part of its trading activities, the Company provides brokerage and underwriting services to its institutional clients. While trading activities are primarily generated by client order flow, the Company also takes selective proprietary positions based on expectations of future market movements and conditions and to facilitate institutional client transactions. Interest revenue and expense are integral components of trading activities. In assessing the profitability of trading activities, the Company views net interest and principal transactions revenues in the aggregate. Certain trading activities expose the Company to market and credit risks.

Market Risk

As of December 31, 2008, the Company had approximately $8.5 million of securities owned which were considered non-investment grade. Non-investment grade securities are defined as debt and preferred equity securities rated as BB+ or lower or equivalent ratings by recognized credit rating agencies. These securities have different risks than investment grade rated investments because the companies are typically more highly leveraged and therefore more sensitive to adverse economic conditions and the securities may be more thinly traded or not traded at all.

Market risk is the potential change in an instrument’s value caused by fluctuations in interest rates, equity prices, prepayment risk, or other risks. The level of market risk is influenced by the volatility and the liquidity in the markets in which financial instruments are traded. The following discussion describes the types of market risk faced by the Company:

Interest Rate Risk:  Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments.

Equity Price Risk:  Equity price risk arises from the possibility that equity security prices will fluctuate, affecting the value of equity securities.

Prepayment Risk:  Prepayment risk, which is related to the interest rate risk, arises from the possibility that the rate of principal repayment on mortgages will fluctuate, affecting the value of mortgage-backed securities.

The Company also has sold securities that it does not currently own and will therefore be obligated to purchase such securities at a future date. The Company has recorded these obligations in the financial statements at December 31, 2008 at market values of the related securities and will incur a loss if the market value of the securities increases subsequent to December 31, 2008.

Concentrations of Credit Risk

The Company’s exposure to credit risk associated with its trading and other activities is measured on an individual counter party basis, as well as by groups of counter parties that share similar attributes. Concentrations of credit risk can be affected by changes in political, industry, or economic factors. The Company’s most significant industry credit concentration is with financial institutions. Financial institutions include other brokers and dealers, commercial banks, finance companies, insurance companies and investment companies. This concentration arises in the normal course of the Company’s brokerage, trading, financing, and underwriting activities. To reduce the potential for concentration of risk, credit limits are established and monitored in light of changing counter party and market conditions. The Company also purchases securities and may have significant positions in its inventory subject to market and credit risk. Should the Company find it necessary to sell such a security, it may not be able to realize the full carrying value of the security due to the significance of the position sold.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Securities transactions of the customers’ of the Company’s broker-dealer subsidiaries’, Broadpoint Capital and Broadpoint AmTech are cleared through third parties under clearing agreements. Under these agreements, the clearing agents execute and settle customer securities transactions, collect margin receivables related to these transactions, monitor the credit standing and required margin levels related to these customers and, pursuant to margin guidelines, require the customer to deposit additional collateral with them or to reduce positions, if necessary.

In the normal course of business, Broadpoint Capital guarantees certain service providers, such as clearing and custody agents, trustees, and administrators, against specified potential losses in connection with their acting as an agent of, or providing services to, the Company or its affiliates. The Company also indemnifies some clients against potential losses incurred in the event specified third-party service providers, including subcustodians and third-party transactions. The maximum potential amount of future payments that the Company could be required to make under these indemnifications cannot be estimated. However, the Company believes that it is unlikely it will have to make material payments under these arrangements and has not recorded any contingent liability in the consolidated financial statements for these indemnifications.

NOTE 21.	Derivative Financial Instruments

Market Risk

Derivative financial instruments involve varying degrees of off-balance-sheet market risk, whereby changes in the level or volatility of interest rates, or market values of the underlying financial instruments may result in changes in the value of a particular financial instrument in excess of the amounts currently reflected in the Consolidated Statements of Financial Condition as Securities owned and Securities sold but not yet purchased at fair value, with realized and unrealized gains and losses recognized in principal transactions in the Consolidated Statements of Operations on a trade date basis.

Derivatives entered into by the Company include sale agreements on TBA mortgage-backed securities. The Company enters into derivatives to facilitate proprietary trading and to manage its risk exposures arising from trading assets and liabilities. The settlement of these transactions is not expected to have a material effect upon the Company’s consolidated financial statements.

Derivative Financial Instruments

The Company accounts for certain financial assets and liabilities at fair value in accordance with Statement of Financial Accounting Standards, (“SFAS”) No. 133, “Accounting for Derivative Instruments and Hedging Activities”. A derivative is an instrument whose value is derived from an underlying instrument or index. Acting in a trading capacity, the Company may enter into derivative transactions to satisfy the needs of its clients and to manage its own exposure to market and credit risks resulting from its trading activities.

NOTE 22.	Segment Analysis

In an effort to reflect the Company’s segments in a manner more consistent with the way in which they are currently managed, the Company is reflecting five business segments rather than the previously reported three business segments. Beginning in the third quarter of 2008, the Equities segment is now reported as two segments, Equities and Investment Banking and the Fixed Income segment is now reported as two segments, Broadpoint Descap and Debt Capital Markets. Prior periods disclosures have been adjusted to conform to the current periods’ presentation.

The Company evaluates the performance of its segments and allocates resources to them based on various factors, including prospects for growth, return on investment, and return on revenue.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Investment Banking segment provides capital raising and advisory services to corporations and institutional investors. The Debt Capital Markets segment provides sales and trading in a broad range of debt securities and generates revenues primarily through commissions on the sales of these securities. The Broadpoint DESCAP segment provides sales and trading in mortgage and asset-backed securities and generates revenues primarily through principal transactions and other trading activities associated with these securities. The Equities segment provides sales, trading and research in equity securities primarily through one of the Company’s broker-dealer subsidiaries, Broadpoint AmTech, generating revenues through cash commissions on customer trades, hard dollar fees for services and cash commissions on corporate repurchase activities. The Other segment generates revenue from unrealized gains and losses as a result of changes in the value of the firm’s investments and realized gains and losses as a result of sales of equity holdings, and through the management and investment of venture capital funds, this segment also includes the costs related to corporate overhead and support including various fees associated with legal and settlement expenses. Other also includes Restructuring expenses from the Company’s plan announced on October 17, 2007 whereby the Company determined that it would outsource certain administrative functions, consolidate certain of such administrative functions in its New York City location, and reduce staff in order to properly size its business consistent with its then current level of activity. The Company has completed its restructuring plan to properly size its infrastructure.

During 2007, the Company discontinued its Municipal Capital Markets and Taxable Municipal Groups, which were previously included in the Fixed Income segment. Also in 2007, the Company discontinued the Fixed Income Middle Markets Group, which was previously included in the Fixed Income Other segment.

Sales and Trading net revenues consist of revenues derived from commissions, principal transactions, net interest, and other fee related revenues. Certain expenses not directly associated with specific reportable business segments were not allocated during 2008 to each reportable business segment’s net revenues, these expenses are reflected in the Other segment.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Information concerning operations in these segments is as follows: for the year ended December 31:

	2008	2007	2006
(In thousands of dollars)

Net revenue (including net interest income)
Equities
Sales and Trading	$10,541	$11,998	$33,622
Investment Banking	434	1,039	4,817

Total Equities	10,975	13,037	38,439

Broadpoint Descap
Sales and Trading	50,806	14,534	17,338
Investment Banking	110	730	223

Total Broadpoint Descap	50,916	15,264	17,561

Debt Capital Markets
Sales and Trading	56,044	—	—
Investment Banking	3,297	—	—

Total Debt Capital Markets	59,341	—	—

Investment Banking	12,855	6,287	21,610

Other	214	5,496	(4,722)

Total Net Revenue	$134,301	$40,084	$72,888

Income (Loss) before income taxes and discontinued operations
Equities	$(8,997)	$(12,286)	$(8,640)
Descap	21,076	2,757	(922)
Debt Capital Markets	5,887	—	—
Investment Banking	171	(1,391)	12,199
Other	(32,943)	(20,705)	(50,078)

Loss before income taxes and discontinued operations	$(14,806)	$(31,625)	$(47,441)

The Company’s segments financial policies are the same as those described in Note 1. All assets are located in the United States of America. Prior periods’ financial information has been reclassified to conform to the current presentation.

NOTE 23.	New Accounting Standards

In March 2008, the FASB issued FASB 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FASB 161”). FASB 161 amends and expands the disclosure requirements of FASB 133, “Accounting for Derivative Instruments and Hedging Activities”, and requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair values and amounts of gains and losses on derivative contracts and disclosures about credit-risk-related contingent features in derivative agreements. FASB 161 is effective for the fiscal years and interim periods beginning after November 15, 2008. Since FASB 161 requires additional disclosures concerning derivatives and hedging activities, the adoption of FASB 161 will not affect the Company’s consolidated statement of financial condition and results of operations.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In April of 2008, the FASB issued FSP 142-3, “Determination of the Useful Life of Intangible Assets” (FSP 142-3). FSP 142-3 is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected cash flows used to measure the fair value of the asset. The effective date for FSP 142-3 is for fiscal years beginning after December 15, 2008. The Company is currently assessing the impact of FSP No. 142-3 on the consolidated statement of financial condition and results of operations.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS No. 162). SFAS No. 162 sets forth the level authority attributed to a given accounting pronouncement. SFAS No. 162 contains no specific disclosure requirements. The effective date for implementation has yet to be determined.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Contracts” (SFAS No. 163). SFAS No. 163 requires disclosure of insurance enterprise’s risk-management activities. The effective date for SFAS No. 163 is for fiscal years beginning after December 15, 2008. SFAS No. 163 is not applicable to the Company.

In June 2008, FASB issued EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (EITF 03-06-1). EITF 03-06-1 applies to the calculation of earnings per share under FASB No. 128 “Earnings Per Share” for share-based payment awards with rights to dividends or dividend equivalents. Unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method. The effective date for EITF 03-6-1 is for fiscal years beginning after December 15, 2008. The Company is currently assessing the impact of EITF 03-6-1 on the consolidated statement of financial condition and results of operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for that Asset is not Active” (“FSP FAS 157-3”). FSP FAS 157-3 is consistent with the joint press release the FASB issued with the Securities and Exchange Commission on September 30, 2008, which provides general clarification guidance on determining fair value under FASB 157 when markets are inactive. FSP FAS 157-3 specifically addresses the use of judgment in determining whether a transaction in a dislocated market represents fair value, the inclusion of market participant risk adjustments when an entity significantly adjusts observable market data based on unobservable inputs, and the degree of reliance to be placed on broker quotes or pricing services. FSP FAS 157-3 is effective October 10, 2008 and did not have a material affect on our consolidated financial statements.

In December 2007, the FASB issued FASB 141 (revised 2007), Business Combinations (“FASB 141R”). Under FASB 141R, an entity is required to recognize the assets acquired, liabilities assumed, contractual contingencies and contingent consideration measured at their fair value at the acquisition date for any business combination consummated after the effective date. It further requires that acquisition-related costs are to be recognized separately from the acquisition and expensed as incurred. This statement is effective for financial statements issued for fiscal years beginning after December 15, 2008. Accordingly, we will apply the provisions of FASB 141R to business combinations occurring after January 1, 2009. Adoption of FASB 141R will not affect our consolidated financial statements, but may have an effect on accounting for future business combinations.

In December 2007, the FASB issued FASB 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51 (“FASB 160”). FASB 160 requires an entity to clearly identify and present ownership interests in subsidiaries held by parties other than the entity in the consolidated financial statements within the equity section but separate from the entity’s equity. It also requires the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the Consolidated Statement of Earnings; changes in ownership interest be accounted for similarly, as equity transactions; and when a subsidiary is deconsolidated, any retained

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

noncontrolling equity investment in the former subsidiary and the gain or loss on the deconsolidation of the subsidiary be measured at fair value. This statement is effective for financial statements issued for fiscal years beginning after December 15, 2008 and shall be applied prospectively, except for the presentation and disclosure requirements, which shall be applied retrospectively for all periods presented and is not expected to have a material affect on our consolidated financial statements.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities (“FSP FAS 140-4 and FIN 46(R)-8”). FSP FAS 140-4 and FIN 46(R)-8 require public entities to provide additional disclosures about transfers of financial assets and require public enterprises to provide additional disclosures about their involvement with variable interest entities. FSP FAS 140-4 and FIN 46(R)-8 were adopted for our year end consolidated financial statements as of December 31, 2008 and did not affect our financial condition, results of operations or cash flows as they require only additional disclosures.

NOTE 24.	Related Party Transactions

Investment banking revenue from related parties disclosed on the Consolidated Statement Of Operations represents $8.4 million of fees received for the year ended December 31, 2008 for advisory engagements performed for the majority shareholder of the Company.

In addition, from time to time, Broadpoint Capital provides brokerage services to MatlinPatterson or its affiliated entities, which services are provided by Broadpoint Capital in the ordinary course of its business. In 2008, MatlinPatterson paid $0.3 million to Broadpoint Capital for such services.

NOTE 25.	Discontinued Operations

In September 2007, the Company completed the asset sale agreement with DEPFA for the sale of the Municipal Capital Markets Group in connection with which the Company recognized a pre-tax gain on sale in the amount of $7.9 million. In June 2007, the Company closed its Fixed Income Middle Markets Group following the departure of the employees of the group. In April 2007, the Company closed its Institutional Convertible Bond Arbitrage Advisory Group after committing to a plan to dispose of the group in September 2006.

Additionally, in May 2006, the Company closed its Taxable Fixed Income corporate bond division. In February 2005, the Company sold its asset management operations, other than its institutional convertible arbitrage group, and, in 2000 sold its Private Client Group. The Company continues to report the receipt and settlement of pending contractual obligations related to these transactions as discontinued operations.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Amounts reflected in the Consolidated Statements of Operations are presented in the following table:

	Years Ended December 31
	2008	2007	2006
(In thousands of dollars)

Net revenues
Municipal Capital Markets	$156	$22,259	$36,724
Gain on Sale of Municipal Capital Markets	—	7,944	—
Fixed Income Middle Markets	—	1,160	5,175
Convertible Bond Arbitrage	—	128	444
Taxable Fixed Income	—	94	3,083
Asset Management Business	—	—	—
Private Client Group	—	—	—

Total net revenues	156	31,585	45,426

Expenses
Municipal Capital Markets	133	17,717	30,837
Fixed Income Middle Markets	5	955	2,892
Convertible Bond Arbitrage	8	523	1,315
Convertible Bond Arbitrage-Impairment Loss	—	—	1,534
Taxable Fixed Income	—	103	5,586
Asset Management Business	—	—	14
Private Client Group	142	80	84

Total expenses	288	19,378	42,262

Income (loss) before income taxes	(132)	12,207	3,164
Income tax expense	—	4,747	959

Income (loss) from discontinued operations, net of tax	$(132)	$7,460	$2,205

Municipal Capital Markets

The revenue and expenses for the Municipal Capital Markets division of the periods above reflect the activity of that operation through September 14, 2007. The carrying value of assets of the division at December 31, 2006 was approximately $156 million. The Company allocated interest expense to the division for the years ended December 31, 2007 and 2006 based on the level of securities owned, attributable to this division. The Company had allocated interest expense to this division in the amounts of $5.5 million and $7.5 million for the years ended December 31, 2007 and 2006 based on the debt identified as being specifically attributed to these operations. For the year ended December 31, 2008 no interest has been allocated to Municipal Capital Markets since this division was closed.

Fixed Income Middle Markets

The revenues and expenses for the Fixed Income Middle Market division reflect the activity of that operation through June 22, 2007. The Company allocated interest expense to the division for the years ended December 31, 2007 and 2006 based on the level of securities owned, attributable to this division. The Company had allocated interest expense to this division in the amounts of $1.3 million and $2.9 million for the years ended December 31, 2007 and 2006 based on debt identified as being specifically attributed to those operations. Such amounts are included net of interest income and included in total net revenues. For the year

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

ended December 31, 2008 no interest has been allocated to Fixed Income Middle Markets since this division was closed.

Convertible Bond Arbitrage Advisory Group

The revenues and expenses for the Institutional Convertible Bond Arbitrage Advisory Group (the “Group”) reflect the activity of that operation prior to being disposed of in April 2007. The Company had allocated interest expense to the Group operation in the amounts of $0.0 million and $0.1 million for the years ended December 31, 2007 and 2006, respectively, based on debt identified as being specifically attributed to those operations. For information on the impairment loss for the year ended December 31, 2006 related to the disposition of the group, see the Note 8. Interest is allocated primarily based on intercompany receivable/payables.

Taxable Fixed Income

The revenues and expenses of the Taxable Fixed Income Corporate Bond division for the year ended December 31, 2007 and 2006, include the activity of the operation, including $1.7 million of costs related to closing of this division, all of which was paid prior to December 31, 2006, as well as other various residual activity in 2007 and 2006. No interest has been allocated to Taxable Fixed Income since this division was closed. Prior to closing this division, interest was allocated primarily based on the level of securities owned attributable to this division.

Asset Management Operations

The revenue and expense of the Asset Management operations for the year ended December 31, 2007 and 2006 relates primarily to write-downs of receivables related to this operation following its sale. The Company had allocated interest expense to the asset management. Interest is allocated primarily based on intercompany receivables/payables.

Private Client Group

The Private Client Group’s expense for the year ended December 31, 2008, 2007, and 2006 relates primarily to legal matters which were related to the operations prior to its disposal. For the periods presented, interest was not allocated to the Private Client Group.

NOTE 26.	Restructuring

On October 17, 2007, the Company announced a plan whereby the Company determined that it would outsource certain of its administrative functions, consolidate certain of such functions in its New York City location, and reduce staff in order to properly size its business consistent with its then current levels of activity. In connection with the plan, the Company recognized approximately $4.3 million of expense in the period ended December 31, 2008, of which $1.1 million relates to termination benefits and $3.2 million is related to occupancy and other expenses. The Company completed its restructuring plan to properly size its infrastructure in the third quarter of 2008.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table summarizes the restructuring charges incurred by the Company for the years ended December 31, 2008 and 2007 follows:

	Years Ended
	December 31
	2008	2007
(In thousands of dollars)

Severance	$1,056	$1,108
Real Estate Exit Costs	2,104	1,019
Asset Impairments	1,146	538
Other	9	33

Total Restructuring Charges	$4,315	$2,698

In connection with the plan, the Company has recorded a liability of approximately $1.4 million at December 31, 2008 most of which relates to real estate exit/impairment costs. These real estate leases will expire in 2013.

The following tables summarize the changes in the Company’s liability relating to the plan for the year ended December 31, 2008:

(In thousands of dollars)

Balance December 31, 2006	$—
Severance reserve	679
Real estate reserve	174
Other expense reserve	33

Balance December 31, 2007	$886
Additional severance reserve	1,056
Severance payments	(1,735)
Net Payments for sublease real estate impaired	(158)
Payment of other expenses reserved for at prior period end	(33)
Payment of exit expenses	(843)
Additional real estate reserve	2,243

Balance, December 31, 2008	$1,416

NOTE 27.	Business Combination

American Technology Research Acquisition

On October 2, 2008, pursuant to the terms of the stock purchase agreement, dated as of September 2, 2008 by and among the Company, American Technology Research Holdings, Inc. (“AmTech”) and the shareholders of AmTech (the “Sellers”), the Company completed its acquisition of all of the issued and outstanding shares of common stock of AmTech and the cancellation of all outstanding options to purchase AmTech Common Stock held by the Sellers.

AmTech, a broker-dealer specializing in institutional research, sales and trading in the information technology, cleantech and defense areas, was founded in 2002 by a team of professionals formerly with SoundView Technology Group, Inc.

BROADPOINT SECURITIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Under the terms of the agreement, the Company purchased the AmTech common stock for a purchase price of $10.0 million in cash, an aggregate of 2,676,437 shares of common stock, par value $0.01 per share, of the Company, which are subject to transfer restrictions that will lapse ratably over the three years following the closing, and an aggregate of 323,563 shares of restricted stock (the “Restricted Stock Consideration”) from the Incentive Plan, subject to vesting over a three year period based on continued employment with Broadpoint AmTech. The Restricted Stock Consideration was paid on January 2, 2009, pursuant to the terms of the agreement. The Sellers will also have the right to receive certain earn-out payments, consisting of approximately 100 percent of the profits earned by Broadpoint AmTech in the fourth quarter of fiscal year 2008 and all of fiscal years 2009, 2010 and 2011, up to an aggregate of $15 million in profits. The Sellers also will have the right to receive earn-out payments consisting of 50 percent of such profits in excess of $15 million. All such earn-out payments will be paid 50 percent in cash and, depending on the recipient thereof, either 50 percent in Company common stock, which will be subject to transfer restrictions that will lapse ratably over the three years following issuance, or 50 percent in restricted stock from the Incentive Plan, subject to vesting based on continued employment with Broadpoint AmTech. At December 31, 2008 the Company had accrued $0.9 million for contingent consideration. (see Note 13)

The following table summarizes the estimated fair value of assets acquired and liabilities assumed at the date of the acquisition:

As of	October 2, 2008
(In thousands of dollars)

Assets
Cash and cash equivalents	$4,910
Receivables from:
Brokers, dealers and clearing agencies	2,698
Customers	114
Office equipment and leasehold improvements, net	270
Other assets	1,442

Total Assets acquired	$9,434

Liabilities
Payables to:
Brokers, dealers and clearing agencies	$76
Accrued expenses	6,758

Total Liabilities assumed	$6,834

Net assets acquired	$2,600

NOTE 28.	Subsequent Events

On March 3, 2009, the Company announced that it agreed to acquire Gleacher Partners, an internationally recognized financial advisory boutique best known for advising major corporations in mergers and acquisitions. Under the terms of the merger agreement, Broadpoint will pay the selling stockholders of Gleacher Partners, $20 million in cash and issue 23 million shares of common stock subject to resale restrictions. MatlinPatterson FA Acquisition LLC, Broadpoint’s majority shareholder, has approved the issuance of the shares of Broadpoint common stock in the transaction. At closing, the Company will change its name to Broadpoint Gleacher Securities Group, Inc.

BROADPOINT SECURITIES GROUP, INC.

SUPPLEMENTARY DATA
SELECTED QUARTERLY FINANCIAL DATA
(Unaudited)
(In thousands of dollars, except per share data)

	2008 Quarters Ended
	Mar 31	Jun 30	Sep 30	Dec 31

Total revenues	$20,162	$35,089	$34,991	$54,772
Interest expense	2,819	1,009	2,671	4,213

Net revenues	17,343	34,080	32,320	50,559
Total expenses (excluding interest)	25,818	34,333	40,241	48,715

(Loss) income before income taxes	(8,475)	(253)	(7,921)	1,844
Income tax expense	773	763	870	19

(Loss) income from continuing operations	(9,248)	(1,016)	(8,791)	1,825
Income (loss) from discontinued operations, net of taxes	5	(79)	(47)	(11)

Net income (loss)	$(9,243)	$(1,095)	$(8,838)	$1,814

Net income (loss) per common and common equivalent share
Basic
Continuing operations	$(0.15)	$(0.02)	$(0.13)	$0.02
Discontinued operations	—	—	—	—

Net income (loss)	$(0.15)	$(0.02)	$(0.13)	$0.02

Dilutive
Continuing operations	$(0.15)	$(0.02)	$(0.13)	$0.02
Discontinued operations	—	—	—	—

Net income (loss)	$(0.15)	$(0.02)	$(0.13)	$0.02

The sum of the quarter earnings per share amount does not always equal the full fiscal year’s amount due to the effect of averaging the number of shares of common stock and common stock equivalents throughout the year.

BROADPOINT SECURITIES GROUP, INC.

SUPPLEMENTARY DATA
SELECTED QUARTERLY FINANCIAL DATA
(Unaudited) — (Continued)
(In thousands of dollars, except per share data)

	2007 Quarters Ended
	Mar 31	Jun 30	Sep 30	Dec 31

Total revenues	$12,084	$11,411	$10,453	$13,162
Interest expense	1,062	1,610	1,770	2,584

Net revenues	11,022	9,801	8,683	10,578
Total expenses (excluding interest)	17,437	15,578	18,548	20,146

Loss before income taxes	(6,415)	(5,777)	(9,865)	(9,568)
Income tax expense (benefit)	(357)	(146)	(2,966)	(1,234)

Loss from continuing operations	(6,058)	(5,631)	(6,899)	(8,334)
Income (loss) from discontinued operations, net of taxes	1,596	654	5,224	(14)

Loss before cumulative effect of an accounting change	(4,462)	(4,977)	(1,675)	(8,348)

Net loss	$(4,462)	$(4,977)	$(1,675)	$(8,348)

Net income (loss) per common and common equivalent share
Basic
Continuing operations	$(0.39)	$(0.36)	$(0.34)	$(0.14)
Discontinued operations	0.10	0.04	0.26	0.00

Net income (loss)	$(0.29)	$(0.32)	$(0.08)	$(0.14)

Dilutive
Continuing operations	$(0.39)	$(0.36)	$(0.34)	$(0.14)
Discontinued operations	0.10	0.04	0.26	0.00

Net income (loss)	$(0.29)	$(0.32)	$(0.08)	$(0.14)

The sum of the quarter earnings per share amount does not always equal the full fiscal year’s amount due to the effect of averaging the number of shares of common stock and common stock equivalents throughout the year.

Item 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A.	Controls and Procedures

As of the end of the period covered by this Annual Report on Form 10-K, the Company’s management, with the participation of the Chief Executive Officer and the Principal Financial Officer, evaluated the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934). Based on that evaluation, the Company’s management, including the Chief Executive Officer and the Principal Financial Officer, concluded that the Company’s disclosure controls and procedures were effective as of the end of the period covered by this report. In addition, no changes in the Company’s internal control over financial reporting occurred during the fourth quarter of the Company’s fiscal year ended December 31, 2008 that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Management’s Report on Internal Control Over Financial Reporting

Management of Broadpoint Securities Group, Inc. is responsible for establishing and maintaining adequate internal control over financial reporting for the Company. Pursuant to the rules and regulations of the Securities and Exchange Commission, internal control over financial reporting is a process designed by, or under the supervision of, the company’s principal executive and principal financial officers, or persons performing similar functions, and effected by the company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

Pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company;

Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and

Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Management has evaluated the effectiveness of its internal control over financial reporting as of December 31, 2008 based on the control criteria established in a report entitled Internal Control — Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on such evaluation we have concluded that Broadpoint Securities Group, Inc.’s internal control over financial reporting was effective as of December 31, 2008.

The Company has excluded Broadpoint AmTech from our assessment of internal controls over financial reporting as of December 31, 2008, because it was acquired in the fourth quarter of 2008. Broadpoint AmTech is a consolidated subsidiary of Broadpoint Securities Group Inc. whose total assets and net revenues comprise 1 percent and 5 percent respectively, of the related consolidated financial statement amounts as of and for the year ended December 31, 2008.

This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.

Item 9B.	Other Information

On March 3, 2009, the Company announced that it agreed to acquire Gleacher Partners, an internationally recognized financial advisory boutique best known for advising major corporations in mergers and acquisitions. Under the terms of the merger agreement, Broadpoint will pay the selling stockholders of Gleacher Partners, $20 million in cash and issue 23 million shares of common stock subject to resale restrictions. MatlinPatterson FA Acquisition LLC, Broadpoint’s majority shareholder, has approved the issuance of the shares of Broadpoint common stock in the transaction. At closing, the Company will change its name to Broadpoint Gleacher Securities Group, Inc.

PART III

Item 10.	Directors and Executive Officers of the Registrant

The information required by this item with respect to our directors, our executive officers, our Audit Committee and Audit Committee financial expert, our compliance with Section 16(a) of the Securities Exchange Act of 1934 and our code of ethics for senior officers will be contained in the Company’s definitive proxy statement for the Annual Meeting of Shareholders to be held May 14, 2009. Such information is incorporated herein by reference.

Our Code of Business Conduct and Ethics applies to all directors, officers and employees, including our Chief Executive Officer, our Chief Financial Officer and Principal Accounting Officer. You can find our Code of Business Conduct and Ethics on our internet site, www.bpsg.com. We will post any amendments to the Code of Business Conduct and Ethics and waivers that are required to be disclosed by the rules of either the SEC or The NASDAQ Global Market on our internet site.

Item 11.	Executive Compensation

The information required by this item will be contained under the caption “Compensation of Executive Officers”, “Director Compensation For Fiscal Year 2008”, “Compensation Committee Interlocks and Insider Participation” and “Executive Compensation Committee Report” in the Company’s definitive proxy statement for the Annual Meeting of Shareholders to be held May 14, 2009. Such information is incorporated herein by reference.

Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The information required by this item will be contained under the caption “Stock Ownership of Principal Owners and Management” and “Equity Compensation Plan Information” in the Company’s definitive proxy statement for the Annual Meeting of Shareholders to be held May 14, 2009. Such information is incorporated herein by reference.

Item 13.	Certain Relationships and Related Transactions, and Directory Independence

The information required by this item will be contained under the caption “Certain Relationships and Related Transactions” in the Company’s definitive proxy statement for the Annual Meeting of Shareholders to be held May 14, 2009. Such information is incorporated herein by reference.

Item 14.	Principal Accountant Fees and Services

Information with respect to fees and services related to the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, and the disclosure of the Audit Committee’s pre-approved policies and procedures are contained in the definitive Proxy Statement for the Annual Meeting of Shareholders of Broadpoint Securities Group, Inc. to be held May 14, 2009, and are incorporated herein by reference.

Part IV

Item 15.	Exhibits, Financial Statement Schedule

(a) (1) The following financial statements are included in Part II, Item 8:

(a) (2) The following financial statement schedule for the periods 2008, 2007 and 2006 are submitted herewith:

Schedule II-Valuation and Qualifying Accounts	109

All other schedules are omitted because they are not applicable or the required information is shown in the financial statements or notes thereto.

(a) (3) Exhibits included herein

Exhibit
Number		Description

3.1		Certificate of Amendment of the Certificate of Incorporation of Broadpoint Securities Group dated June 28, 2008, Inc. (filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed July 1, 2008 and incorporated herein by reference thereto).
3.2		Amended and Restated Bylaws (filed as Exhibit 3.2 to the Company’s Annual Report on Form 10-K filed March 28, 2008 and incorporated herein by reference thereto).
4.1		Specimen Certificate of Common Stock, par value $.01 per share (filed as Exhibit No. 4 to Registration Statement No. 33-1353 and incorporated herein by reference thereto).
4.2		Registration Rights Agreement, dated as of September 21, 2007, by and among First Albany Companies Inc., MatlinPatterson FA Acquisition LLC, Robert M. Tirschwell and Robert M. Fine. (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed September 27, 2007 and incorporated herein by reference thereto).
4.3		Amendment No. 1 to Registration Rights Agreement dated as of March 4, 2008 by and among the Company, MatlinPatterson FA Acquisition LLC, Robert M. Tirschwell and Robert M. Fine (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed March 6, 2008 and incorporated herein by reference thereto).
4.5		Registration Rights Agreement dated March 4, 2008 by and among the Company, Mast Credit Opportunities Master Fund Limited and each person or entity that subsequently becomes party to the agreement (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed March 6, 2008 and incorporated herein by reference thereto).
10	.1†	First Albany Companies Inc. 2005 Deferred Compensation Plan for Key Employees effective January 1, 2005 (filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed January 5, 2005 and incorporated herein by reference thereto).
10	.2†	First Albany Companies Inc. 1999 Long-Term Incentive Plan, as amended (filed as Appendix A to the Company’s Proxy Statement on Schedule 14A filed March 24, 2005 and incorporated herein by reference thereto).
10	.3†	First Albany Companies Inc. Senior Management Bonus Plan effective January 1, 2003 (filed as Exhibit B to the Company’s Proxy Statement on Schedule 14A filed March 28, 2003 and incorporated herein by reference thereto).

Exhibit
Number		Description

10	.4†	First Albany Companies Inc. 2001 Long Term Incentive Plan dated October 18, 2001 (filed as Exhibit 99.A to the Company’s Registration Statement on form S-8 filed July 31, 2002 (File No. 333-97467) and incorporated herein by reference thereto).
10	.5†	First Albany Companies Inc. 2003 Non-Employee Directors Stock Plan effective March 10, 2003 (filed as Exhibit 10 to the Company’s Registration Statement on Form S-8 filed June 2, 2003 (File No. 333-105772) to Form S-8) and incorporated herein by reference thereto).
10.6		First Albany Companies Inc. $10,000,000 8.5% Senior Notes, due 2010 Note Purchase Agreement, dated June 13, 2003 (filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K filed March 12, 2004 and incorporated herein by reference thereto).
10.7		Stock Purchase Agreement by and among certain Shareholders of Descap Securities, Inc. and First Albany Companies Inc. dated February 18, 2004 (filed as Exhibit 10.16 to the Company’s Quarterly Report on Form 10-Q filed May 10, 2004 and incorporated herein by reference thereto).
10.8		Stock Purchase Agreement by and among First Albany Companies Inc. and certain purchasers in a private placement, dated February 29, 2004 (filed as Exhibit 10.18 to the Company’s Quarterly Report on Form 10-Q filed May 10, 2004 and incorporated herein by reference thereto).
10	.9†	Form of Restricted Stock Agreement — Cliff Vesting — pursuant to the First Albany Companies Inc. 1999 Long-Term Incentive Plan (filed as Exhibit 10.20 to the Company’s Quarterly Report on Form 10-Q filed November 09, 2004 and incorporated herein by reference thereto).
10	.10†	Form of Restricted Stock Agreement — 3 Year Vesting — pursuant to the First Albany Companies Inc. 1999 Long-Term Incentive Plan (filed as Exhibit 10.21 to the Company’s Quarterly Report on Form 10-Q filed November 09, 2004 and incorporated herein by reference thereto).
10	.11†	Form of Restricted Stock Agreement pursuant to the First Albany Companies Inc. 1999 Long-Term Incentive Plan (filed as Exhibit 10.42 to the Company’s Quarterly Report on Form 10-Q filed May 10, 2006 and incorporated herein by reference thereto).
10.12		Sub-Lease Agreement, dated August 12, 2007 by and between Columbia 677, L.L.C. and First Albany Companies Inc. (filed as Exhibit 10.25 to the Company’s Annual Report on Form 10-K filed March 15, 2005 and incorporated herein by reference thereto).
10.13		Amendment to Sub-Lease Agreement dated October 11, 2004 by and between Columbia 677, L.L.C. and First Albany Companies Inc. (filed as Exhibit 10.25a to the Company’s Annual Report on Form 10-K filed March 15, 2005 and incorporated herein by reference thereto).
10.14		Third Amendment to Sub-lease Agreement dated September 29, 2006 by and between Columbia 677, L.L.C. and First Albany Companies Inc. (filed as Exhibit 10.50 to the Company’s Quarterly Report on Form 10-Q filed October 31, 2006 and incorporated herein by reference thereto).
10	.15†	First Albany Companies Inc. 2005 Deferred Compensation Plan for Professional and Other Highly Compensated Employees effective January 1, 2005 (filed as Exhibit 4(f) to the Company’s Registration Statement on Form S-8 filed January 10, 2005 (File No. 333-121928) and incorporated herein by reference thereto).
10	.16†	First Albany Companies Inc. Restricted Stock Inducement Plan for Descap Employees dated April 27, 2004 (filed as Exhibit 99.A to the Company’s Registration Statement on Form S-8 filed May 05, 2005 (File No. 333-124648) and incorporated herein by reference thereto).
10	.17†	Restricted Share Award Agreement dated June 30, 2006 between First Albany Companies Inc. and Peter McNierney (filed as an Exhibit 99.4 to the Company’s Current Report on Form 8-K filed June 30, 2006 and incorporated herein by reference thereto).
10	.18†	Employment Agreement dated as of June 30, 2006 between First Albany Companies Inc. and Alan P. Goldberg (filed as Exhibit 99.5 to the Company’s Current Report on Form 8-K filed June 30, 2006 and incorporated herein by reference thereto).
10	.19†	Employment Agreement dated as of June 30, 2006 between First Albany Companies Inc. and Brian Coad (filed as Exhibit 99.6 to the Company’s Current Report on Form 8-K filed June 30, 2006 and incorporated herein by reference thereto).

Exhibit
Number		Description

10	.20†	Restricted Share Award Agreement dated June 30, 2006 between First Albany Companies Inc. and Brian Coad (filed as Exhibit 99.7 to the Company’s Current Report on Form 8-K filed June 30, 2006 and incorporated herein by reference thereto).
10	.21†	Form of Employee Retention Agreement (filed as Exhibit 10.48 to the Company’s Quarterly Report on Form 10-Q filed August 4, 2006 and incorporated herein by reference thereto).
10	.22†	Form of Restricted Stock Agreement pursuant to the First Albany Companies Inc. 2003 Non-Employee Directors’ Stock Plan (filed as Exhibit 10.49 to the Company’s Quarterly Report on Form 10-Q filed August 4, 2006 and incorporated herein by reference thereto).
10.23		Asset Purchase Agreement dated as of March 6, 2007 among DEPFA BANK plc, First Albany Capital Inc., and First Albany Companies Inc. (filed as Exhibit 10.29 to the Company’s Current Report on Form 10-Q filed May 10, 2007 and incorporated herein by reference thereto).
10.24		Investment Agreement dated as of May 14, 2007 between First Albany Companies Inc. and MatlinPatterson FA Acquisition LLC (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 15, 2007 and incorporated herein by reference thereto).
10	.25†	Non-Compete and Non-Solicit Agreement dated May 12, 2007 between First Albany Companies Inc. and C. Brian Coad (filed as exhibit 10.35 to the Company’s Quarterly Report on Form 10-Q filed August 8, 2007 and incorporated herein by reference thereto).
10	.26†	Addendum dated May 13, 2007 to the Letter Agreement dated May 12, 2007 between First Albany Companies Inc. and C. Brian Coad (filed as exhibit 10.36 to the Company’s Quarterly Report on Form 10-Q filed August 8, 2007 and incorporated herein by reference thereto).
10	.27†	Letter Agreement dated April 27, 2007 between MatlinPatterson Global Advisors LLC and an C. Brian Coad (filed as exhibit 10.37 to the Company’s Quarterly Report on Form 10-Q filed August 8, 2007 and incorporated herein by reference thereto).
10	.28†	Employment Agreement dated as of May 15, 2007 by and between First Albany Companies Inc. and Peter McNierney (filed as exhibit 10.38 to the Company’s Quarterly Report on Form 10-Q filed August 8, 2007 and incorporated herein by reference thereto).
10	.29†	First Albany Companies Inc. 2007 Incentive Compensation Plan (filed as Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed September 21, 2007 and incorporated herein by reference thereto).
10.30		Co-Investor Joinder Agreement dated as of September 21, 2007 by and among First Albany Companies, MatlinPatterson FA Acquisition LLC and Robert M. Tirschwell (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed September 27, 2007 and incorporated herein by reference thereto).
10.31		Co-Investor Joinder Agreement dated as of September 21, 2007 by and among First Albany Companies, MatlinPatterson FA Acquisition LLC and Robert M. Fine (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed September 27, 2007 and incorporated herein by reference thereto).
10	.32†	Form of Restricted Stock Unit Agreement (filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed September 27, 2007 and incorporated herein by reference thereto).
10	.33†	Employment Agreement dated as of September 21, 2007 by and between First Albany Companies Inc. and Lee Fensterstock. (filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed September 27, 2007 and incorporated herein by reference thereto).
10.34		License Agreement dated September 14, 2007 by and between DEPFA First Albany Securities LLC and First Albany Companies Inc. (filed as Appendix C to the Company’s Preliminary Proxy Statement on Schedule 14A filed on October 11, 2007 and incorporated herein by reference thereto).
10.35		Fifth Amendment to Sub-Lease Agreement dated November 2, 2007 by and between Columbia 677, L.L.C. and First Albany Companies Inc. (filed as Exhibit 10.46 to the Company’s Quarterly Report on Form 10-Q filed November 5, 2007 and incorporated herein by reference thereto).
10.36		Fully Disclosed Clearing Agreement dated as of January 11, 2008 between Broadpoint Capital, Inc. and Ridge Clearing & Outsourcing Solutions, Inc., (filed as Exhibit 10.57 to the Company’s Annual Report on Form 10-K filed March 28, 2008 and incorporated herein by reference thereto).

Exhibit
Number		Description

10.37		Fully Disclosed Clearing Agreement dated as of January 11, 2008, between Broadpoint Securities, Inc. and Ridge Clearing & Outsourcing Solutions, Inc., (filed as Exhibit 10.58 to the Company’s Annual Report on Form 10-K filed March 28, 2008 and incorporated herein by reference thereto).
10.38		Asset Purchase Agreement, dated as of January 30, 2008 by and among the Company, Broadpoint Capital, Inc. and BNY Capital Markets, Inc. (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 30, 2008 and incorporated herein by reference thereto).
10.39		Agreement, dated as of February 21, 2008 between Broadpoint Securities Group, Inc. and MatlinPatterson FA Acquisition LLC (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 22, 2008 and incorporated herein by reference thereto).
10.40		Fully Disclosed Clearing Agreement dated February 26, 2008 by and between Broadpoint Capital, Inc. and Pershing LLC (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 3, 2008 and incorporated herein by reference thereto).
10.41		Voting Agreement dated February 29, 2008 by and between the Company and MatlinPatterson FA Acquisition LLC (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed March 3, 2008 and incorporated herein by reference thereto).
10.42		Stock Purchase Agreement dated March 4, 2008 among the Company, MAST Credit Opportunities I Master Fund Limited, MatlinPatterson FA Acquisition LLC and MAST Capital Management LLC and certain individual investors (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 6, 2008 and incorporated herein by reference thereto).
10	.43†	2007 Incentive Compensation Plan Restricted Stock Units Agreement dated as of March 4, 2008 between the Company and Lee Fensterstock (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed March 6, 2008 and incorporated herein by reference thereto).
10	.44†	Employment Agreement dated as of March 14, 2008 by and between Broadpoint Securities Group, Inc. and Robert Turner. (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 14, 2008 and incorporated herein by reference thereto).
10	.45†	Non-Compete and Non-Solicit Agreement dated as of March 14, 2008 by and between Broadpoint Securities Group, Inc. and Robert Turner. (filed as exhibit 10.2 to the Company’s Current Report on Form 8-K filed March 14, 2008 and incorporated herein by reference thereto).
10	.46†	Restricted Stock Unit Agreement between the Company and Robert Turner (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed March 14, 2008 and incorporated herein by reference thereto).
10	.47†	Severance Agreement dated as of March 14, 2008 by and between Broadpoint Securities Group, Inc. and C. Brian Coad (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed March 14, 2008 and incorporated therein by reference thereto).
10	.48†	Description of Non-Employee Director Compensation As Set By Board of Directors — Effective September 21, 2007, (filed as Exhibit 10.69 to the Company’s Annual Report on Form 10-K filed March 28, 2008 and incorporated herein by reference thereto).
10	.49†	Non-Compete and Non-Solicit Agreement dated as of September 21, 2007 by and between First Albany Companies, Inc. and Patricia Arciero-Craig, (filed as Exhibit 10.70 to the Company’s Annual Report on Form 10-K filed March 28, 2008 and incorporated herein by reference thereto).
10	.50†	Addendum to Non-Compete and Non-Solicit Agreement dated as of September 21, 2007 by and between First Albany Companies, Inc. and Patricia Arciero-Craig, (filed as Exhibit 10.71 to the Company’s Annual Report on Form 10-K filed March 28, 2008 and incorporated herein by reference thereto).
10.51		Amendment to Fully Disclosed Clearing Agreement dated April 10, 2008 by and between Broadpoint Securities, Inc. and Ridge Clearing & Outsourcing Solutions, Inc. (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 16, 2008 and incorporated herein by reference thereto).
10.52		Termination Agreement dated April 10, 2008 by and between Broadpoint Capital, Inc. and Ridge Clearing & Outsourcing Solutions, Inc. (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed April 16, 2008 and incorporated herein by reference thereto).

Exhibit
Number		Description

10.53		Fully Disclosed Clearing Agreement dated April 21, 2008 by and between Broadpoint Securities, Inc. and Pershing LLC (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 25, 2008 and incorporated herein by reference thereto).
10.54		Transition Agreement, dated April 30, 2008, by and among Broadpoint Securities Group, Inc., FA Technology Ventures Corporation, FA Technology Holding, LLC, George C. McNamee, Gregory A. Hulecki, Kenneth A. Mabbs, Giri C. Sekhar, John A. Cococcia and Claire Wadlington (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 6, 2008 and incorporated herein by reference thereto).
10.55		Placement Agent Agreement, dated April 30, 2008, by and between Broadpoint Capital, Inc. and FA Technology Holding, LLC. (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed May 6, 2008 and incorporated herein by reference thereto).
10.56		Form of Consent, Assignment and Assumption Agreement, to be entered into by FA Technology Ventures Corporation, FA Technology Holding, LLC and FATV GP LLC. (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed May 6, 2008 and incorporated herein by reference thereto).
10.57		Sixth Amendment to Sub-Lease Agreement amending a Sub-Lease Agreement dated August 12, 2003, as previously amended, by and between Broadpoint Securities Group, Inc. and Columbia 677, L.L.C. (“Landlord”), dated June 19, 2008 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 25, 2008 and incorporated herein by reference thereto).
10.58		Seventh Amendment of Lease amending the Agreement of Lease dated March 21,1996, as previously amended, by and between Broadpoint Securities Group, Inc. and One Penn Plaza LLC (“Landlord”), dated June 23, 2008 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 25, 2008 and incorporated herein by reference thereto).
10.59		Letter of Credit, by and between Broadpoint Securities Group, Inc. and One Penn Plaza LLC to be issued by The Bank of New York Mellon dated (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed June 25, 2008 and incorporated herein by reference thereto).
10.60		Preferred Stock Purchase Agreement with Mast Credit Opportunities I Master Fund Limited by and between Broadpoint Securities Group, Inc. and Mast Credit Opportunities I Master Fund Limited dated June 27, 2008 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 1, 2008 and incorporated herein by reference thereto).
10.61		Common Stock Purchase Warrant, by and between Broadpoint Securities Group, Inc. and Mast Credit Opportunities I Master Fund Limited dated June 27, 2008 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed July 1, 2008 and incorporated herein by reference thereto).
10.62		Registration Rights Agreement, by and between Broadpoint Securities Group, Inc. and Mast Credit Opportunities I Master Fund Limited dated June 27, 2008 (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed July 1, 2008 and incorporated herein by reference thereto).
10.63		Preemptive Rights Agreement, by and between Broadpoint Securities Group, Inc. and Mast Credit Opportunities I Master Fund Limited dated June 27, 2008 (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed July 1, 2008 and incorporated herein by reference thereto).
10	.64†	Restricted Stock Unit Agreement dated June 30, 2008 by and between Broadpoint Securities Group, Inc. and Peter McNierney (filed as Exhibit 10.84 to the Company’s Quarterly Report on Form 10-Q filed August 14, 2008 and incorporated herein by reference thereto).
10	.65†	Restricted Stock Unit Agreement dated June 30, 2008 by and between Broadpoint Securities Group, Inc. and Lee Fensterstock (filed as Exhibit 10.85 to the Company’s Quarterly Report on Form 10-Q filed August 14, 2008 and incorporated herein by reference thereto).
10.66		Stock Purchase Agreement by and among Broadpoint Securities Group, Inc., American Technology Research Holdings, Inc., Richard J.Prati, Curtis L. Snyder, Richard Brown, Robert Sanderson and Bradley Gastwirth, dated as of September 2, 2008 (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed September 5, 2008 and incorporated herein by reference thereto).

Exhibit
Number		Description

10.67		Office Lease, by and between Broadpoint Securities Group, Inc. and Kato International LLC dated October 31, 2008 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 6, 2008 and incorporated herein by reference thereto).
10.68		Letter of Credit, by and between Broadpoint Securities Group, Inc. and Kato International LLC to be issued by The Bank of New York Mellon dated (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed November 6, 2008 and incorporated herein by reference thereto).
10.69		Sublease by and among Broadpoint Securities Group, Inc. and Jefferies & Company, Inc. dated November 18, 2008 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 24, 2008 and incorporated herein by reference thereto).
10.70		Letter of Credit, by and between Broadpoint Securities Group, Inc. and Post-Montgomery Associates to be issued by The Bank of New York Mellon dated (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed November 24, 2008 and incorporated herein by reference thereto).
10.71		Consent to Sublease, Recognition Agreement, and Amendment to Lease Agreement, by and among Broadpoint Securities Group, Inc., Post-Montgomery Associates, and Jefferies &Company, Inc., dated November 18, (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K November 24, 2008 and incorporated herein by reference thereto).
10	.72†	Non-Compete and Non-Solicit Agreement dated as of March 2, 2009 by and between Broadpoint Securities Group, Inc. and Eric Gleacher, (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed March 4, 2009 and incorporated herein by reference thereto).
10	.73†	Employment Agreement dated as of March 2, 2009 by and between Broadpoint Securities Group, Inc. and Eric Gleacher. (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed March 4, 2009 and incorporated herein by reference thereto).
10.74		Agreement and Plan of Merger by and among Broadpoint Securities Group, Inc., Magnolia Advisory LLC, Gleacher Partners Inc., certain stockholders of Gleacher Partners Inc. and each of the holders of interests in Gleacher Holdings LLC, dated as of March 2, 2009 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 4, 2009 and incorporated herein by reference thereto).
10	.75†	Stock Option Agreement ($3.00 exercise price) dated December 18, 2008 by and between Broadpoint Securities Group, Inc. and Lee Fensterstock, filed herewith.
10	.76†	Stock Option Agreement ($4.00 exercise price) dated December 18, 2008 by and between Broadpoint Securities Group, Inc. and Lee Fensterstock, filed herewith.
10	.77†	Stock Option Agreement ($3.00 exercise price) dated December 18, 2008 by and between Broadpoint Securities Group, Inc. and Peter McNierney, filed herewith.
10	.78†	Stock Option Agreement ($4.00 exercise price) dated December 18, 2008 by and between Broadpoint Securities Group, Inc. and Peter McNierney, filed herewith.
10	.79†	Restricted Stock Units Agreement dated January 1, 2009 by and between Broadpoint Securities Group, Inc. and Peter McNierney, filed herewith.
10	.80†	Restricted Stock Units Agreement dated January 1, 2009 by and between Broadpoint Securities Group, Inc. and Lee Fensterstock, filed herewith.
10	.81†	Restricted Stock Units Agreement dated February 13, 2009 by and between Broadpoint Securities Group, Inc. and Lee Fensterstock, filed herewith.
10	.82†	Restricted Stock Units Agreement dated February 13, 2009 by and between Broadpoint Securities Group, Inc. and Peter McNierney, filed herewith.
10	.83†	Restricted Stock Units Agreement dated February 13, 2009 by and between Broadpoint Securities Group, Inc. and Robert Turner, filed herewith.
10	.84†	Restricted Stock Units Agreement dated February 13, 2009 by and between Broadpoint Securities Group, Inc. and Patricia Arciero-Craig, filed herewith.
11		Statement Re: Computation of Per Share Earnings (the calculation of per share earnings is in Part II, Item 8 and is omitted in accordance with Section(b)(11) of Item 601 of Regulation S-K).
14		Amended and Restated Code of Business Conduct and Ethics, (filed as Exhibit 14 to the Company’s Annual Report on Form 10-K filed March 28, 2008 and incorporated herein by reference thereto).

Exhibit
Number	Description

21	Subsidiaries of the Registrant.
23	Consent of PriceWaterhouseCoopers LLP.
24	Power of Attorney (included in signature page).
31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a) under the Securities Exchange Act.
31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a) under the Securities Exchange Act.
32	Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code.

†	Management contract or compensatory plan or arrangement required to be filed as an exhibit to Form 10-K pursuant to Item 15(b)

BROADPOINT SECURITIES GROUP, INC.

SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS
PERIODS ENDED DECEMBER 31, 2008, DECEMBER 31, 2007
AND DECEMBER 31, 2006

	COL. B
	Balance at			COL. E
COL. A	Beginning of	COL. C	COL. D	Balance at
Description	Period	Additions	Deductions	End of Period

Allowance for doubtful accounts — deducted from receivables from customers and receivable from others
Calendar Year 2008	$112,000	$—	$64,000	$48,000
Calendar Year 2007	$153,000	$—	$41,000	$112,000
Calendar Year 2006	$11,000	$153,000	$11,000	$153,000
Net deferred tax asset valuation allowance
Calendar Year 2008	$27,003,000	$—	$2,296,000	$24,707,000
Calendar Year 2007	$21,766,000	$5,237,000	$—	$27,003,000
Calendar Year 2006	$9,233,000	$12,533,000	$—	$21,766,000

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROADPOINT SECURITIES GROUP, INC.

Date: March 26, 2009                                                                      By: /s/    Lee Fensterstock
LEE FENSTERSTOCK
Chief Executive Officer

Power of Attorney

We, the undersigned, hereby severally constitute Lee Fensterstock and Peter J. McNierney, and each of them singly, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names in the capacities indicated below, any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said Annual Report on Form 10-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

Signature	TITLE	DATE

/s/ Lee Fensterstock LEE FENSTERSTOCK	Chairman and Chief Executive Officer	March 26, 2009

/s/ Peter J. McNierney PETER J. McNIERNEY	President and Director	March 26, 2009

/s/ Robert I. Turner ROBERT I. TURNER	Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)	March 26, 2009

/s/ Mark Patterson MARK PATTERSON	Director	March 26, 2009

/s/ Christopher R. Pechock CHRISTOPHER R. PECHOCK	Director	March 26, 2009

/s/ Frank Plimpton FRANK PLIMPTON	Director	March 26, 2009

/s/ Victor Mandel VICTOR MANDEL	Director	March 26, 2009

/s/ George C. McNamee GEORGE C MCNAMEE	Director	March 26, 2009

Signature	TITLE	DATE

/s/ Dale Kutnick DALE KUTNICK	Director	March 26, 2009

/s/ Robert Yingling ROBERT YINGLING	Director	March 26, 2009